    As filed with the Securities and Exchange Commission on April 20, 2011


                                                      Registration No. 033-64410
                                                                       811-07798

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         ------------------------------


                        POST-EFFECTIVE AMENDMENT NO. 23


                                    FORM S-6
                         ------------------------------
                  FOR THE REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2
                         ------------------------------
A.       Exact name of trust:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
                  VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT - I

B.       Name of depositor:

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

C.       Complete address of depositor's principal executive office:

                                51 Madison Avenue
                            New York, New York 10010

D.       Name and complete address of agent for service:


                            Richard P. Bowman, Esq.
                           New York Life Insurance and
                               Annuity Corporation
                                1 Rockwood Road
                            Sleepy Hollow, NY 10591


                                    Copy to:

Stephen E. Roth, Esq.                           Thomas F. English, Esq.
Sutherland Asbill & Brennan LLP                 Senior Vice President
1275 Pennsylvania Avenue, NW                    and Chief Insurance Counsel
Washington, DC 20004-2415                       New York Life Insurance Company
                                                51 Madison Avenue
                                                New York, New York  10010

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485.

[x]  on May 1, 2011 pursuant to paragraph (b) of Rule 485.

[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485.
[ ]  on ___________ pursuant to paragraph (a)(1) of Rule 485.
[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


                          PROSPECTUS DATED MAY 1, 2011


         PLEASE USE ONE OF THE FOLLOWING ADDRESSES FOR SERVICE REQUESTS:


REGULAR MAIL  Variable Products Service Center     OR    EXPRESS MAIL  Variable Products Service Center
              Madison Square Station                                   51 Madison Avenue
              P.O. Box 922                                             Room 251
              New York, NY 10159                                       New York, New York 10010



                            Telephone: 1-800-598-2019

   ALL SUBSEQUENT PREMIUM PAYMENTS AND LOAN REPAYMENTS MUST BE SENT TO US AT:


REGULAR MAIL  NYLIAC                                            EXPRESS MAIL  NYLIAC, Suite 3021
              75 Remittance Drive                                             c/o The Northern Trust
              Suite 3021                                                      Bank
              Chicago, IL 60675-3021                                          350 North Orleans
                                                                              Street
                                                                              Receipt & Dispatch,
                                                                              8(th) Floor
                                                                              Chicago, IL 60654




          This prospectus describes a flexible premium variable universal life insurance policy formerly issued by New York Life Insurance and Annuity Corporation ("NYLIAC"). In this prospectus, the words "we," "our" or "us" refer to NYLIAC and the words "you" or "your" refer to the policyowner. We have discontinued sales of this policy. We will still accept additional premiums under existing policies.


                                 POLICY FEATURES

     LIFE INSURANCE PROTECTION--This policy offers lifetime insurance protection, with a life insurance benefit payable when the Primary Insured dies while the policy is in effect.

     CHOICE OF LIFE INSURANCE BENEFIT OPTIONS--You can choose either a level life insurance benefit equal to the face amount of your policy or a life insurance benefit that varies and is equal to the sum of your policy's face amount and Cash Value. If you choose a benefit that varies, the life insurance benefit will increase or decrease depending on the performance of the investment options you select. Your policy's life insurance benefit will never be less than the face amount of your policy. The face amount appears on the Policy Data Page of your policy. Under both options, a higher life insurance benefit may apply if necessary for the policy to qualify as life insurance under the IRC. The policy proceeds we pay will be the sum of the life insurance benefit plus any rider death benefits less any loans (including any accrued loan interest).

     FLEXIBLE PREMIUM PAYMENTS--You can decide the amount of premiums to pay and when to pay them, within limits. Although premium payments are flexible, we may require additional premium payments to keep the policy in effect. The policy may terminate if its Net Cash Value is insufficient to pay the policy's monthly charges. The Cash Surrender Value of your policy will fluctuate depending on the performance of the investment options you have chosen. The Cash Surrender Value also will fluctuate to reflect the premium payments you make and the charges we deduct.

     LOANS, WITHDRAWALS, AND SURRENDERS--You can borrow against or withdraw money from your policy, within limits. Loans and withdrawals will reduce the policy's proceeds, Cash Surrender Value and Net Cash Value. You can also surrender your policy at any time. The Cash Surrender Value of your policy may increase or decrease depending on the performance of the investment options you select. We do not guarantee the Cash Surrender Value for your policy. If you surrender your policy or take a partial withdrawal during the first fifteen Policy Years or within fifteen years after you increase the face amount, we may apply a surrender charge. Loans, withdrawals, and surrenders may have tax consequences.

     FACE AMOUNT INCREASES AND DECREASES--You may increase or decrease the face amount of your policy, within limits. We will apply a new schedule of surrender charges to any increase in your policy's face amount. We may also deduct a surrender charge for any reduction in the face amount.

     REPLACING EXISTING INSURANCE WITH ANY POLICY MAY NOT BE TO YOUR ADVANTAGE. IN ADDITION, IT MAY NOT BE TO YOUR ADVANTAGE TO BORROW TO PURCHASE THIS POLICY OR TO TAKE WITHDRAWALS FROM ANOTHER POLICY THAT YOU ALREADY OWN TO MAKE PREMIUM PAYMENTS UNDER THIS POLICY.


                                IMPORTANT NOTICES


     THIS PROSPECTUS PROVIDES INFORMATION THAT A PROSPECTIVE INVESTOR SHOULD KNOW BEFORE INVESTING. PLEASE READ IT CAREFULLY AND RETAIN IT FOR FUTURE REFERENCE. THIS PROSPECTUS MUST BE ACCOMPANIED BY THE CURRENT PROSPECTUSES FOR THE MAINSTAY VP FUNDS TRUST, THE AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS), THE ALGER PORTFOLIOS, THE ALLIANCE BERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC., THE CALVERT VARIABLE SERIES, INC., THE DREYFUS INVESTMENT PORTFOLIOS, THE DWS VARIABLE SERIES II, THE FIDELITY VARIABLE INSURANCE PRODUCTS FUND, THE JANUS ASPEN SERIES, THE MFS VARIABLE INSURANCE TRUST, THE UNIVERSAL INSTITUTIONAL FUNDS, INC., THE PIMCO VARIABLE INSURANCE TRUST, THE ROYCE CAPITAL FUND, THE T. ROWE PRICE EQUITY SERIES, INC., AND THE VAN ECK VIP TRUST (THE "FUNDS", EACH INDIVIDUALLY A "FUND").


     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE POLICIES INVOLVE RISKS, INCLUDING THE POTENTIAL RISK OF LOSS OF PRINCIPAL INVESTED. THE POLICIES ARE NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

INVESTMENT OPTIONS--Your policy allows you to choose how you want to invest your premium payments. You have the option to choose from 38 Investment Divisions (37 of which are available to all policyowners) and a Fixed Account. Policyowners may invest in a total of twenty-one investment options from among the 38 Investment Divisions and the Fixed Account, at any time. The Investment Divisions available under your policy are:


 --  MainStay VP Balanced--Initial Class
 --  MainStay VP Bond--Initial Class
 --  MainStay VP Cash Management
 --  MainStay VP Common Stock--Initial Class
 --  MainStay VP Conservative Allocation--Initial Class
 --  MainStay VP Convertible--Initial Class
 --  MainStay VP Floating Rate--Initial Class
 --  MainStay VP Government--Initial Class
 --  MainStay VP Growth Allocation--Initial Class
 --  MainStay VP Growth Equity--Initial Class
 --  MainStay VP High Yield Corporate Bond--Initial Class
 --  MainStay VP ICAP Select Equity--Initial Class
 --  MainStay VP Income Builder--Initial Class
 --  MainStay VP International Equity--Initial Class
 --  MainStay VP Large Cap Growth--Initial Class
 --  MainStay VP Mid Cap Core--Initial Class
 --  MainStay VP Moderate Allocation--Initial Class
 --  MainStay VP Moderate Growth Allocation--Initial Class
 --  MainStay VP S&P 500 Index--Initial Class
 --  MainStay VP U.S. Small Cap--Initial Class
 --  Alger Small Cap Growth --Class I-2 Shares*
 --  Alliance Bernstein VPS Small/Mid Cap Value Portfolio--Class A Shares
 --  Calvert VP SRI Balanced Portfolio
 --  Dreyfus IP Technology Growth--Initial Shares
 --  DWS Dreman Small Mid Cap Value VIP--Class A Shares
 --  Fidelity(R) VIP Contrafund(R)--Initial Class
 --  Fidelity(R) VIP Equity-Income--Initial Class
 --  Invesco V.I. International Growth Fund--Series I Shares
 --  Janus Aspen Balanced Portfolio--Institutional Shares
 --  Janus Aspen Worldwide Portfolio--Institutional Shares
 --  MFS((R)) Utilities Series--Initial Class
 --  PIMCO Real Return Portfolio--Administrative Class Shares
 --  Royce Micro-Cap Portfolio--Investment Class
 --  Royce Small-Cap Portfolio--Investment Class
 --  T. Rowe Price Equity Income Portfolio--I
 --  UIF Emerging Markets Equity Portfolio--Class I
 --  UIF U.S. Real Estate Portfolio--Class I
 --  Van Eck VIP Global Hard Assets Fund



-------

* No premiums or transfers will be accepted into the Alger Small Cap Growth--Class I-2 Shares portfolio from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.

     We do not guarantee the investment performance of the Investment Divisions, which involve varying degrees of risk.

     The NYLIAC Flexible Premium Variable Universal Life Prospectus is posted on our corporate website, www.newyorklife.com.

                                TABLE OF CONTENTS


                                           PAGE
                                           ----
HOW TO REACH US FOR POLICY SERVICES......     5
     Virtual Service Center and
       Interactive Voice Response
       System............................     5
       VSC...............................     5
       IVR...............................     6
     Registered Representative Actions...     6
DEFINITION OF TERMS......................     7
BASIC QUESTIONS AND ANSWERS ABOUT US AND
  OUR POLICY.............................     9
     What are NYLIAC and New York Life?..     9
     What type of variable life insurance
       policy is described by this
       Prospectus?.......................     9
     How is the policy available for
       issue?............................     9
     What is the Cash Value of the
       policy?...........................     9
     How is the value of an Accumulation
       Unit determined?..................     9
     What is a net premium and how is it
       applied?..........................    10
     What is the Fixed Account?..........    10
     How long will the policy remain in
       force?............................    10
     Is the amount of the death benefit
       guaranteed?.......................    10
     Is the death benefit subject to
       income taxes?.....................    10
     Does the policy have a Cash
       Surrender Value?..................    11
     What is a modified endowment
       contract?.........................    11
     Can the policy become a modified
       endowment contract?...............    11
     What premiums are payable?..........    11
     What are unscheduled premiums?......    11
     When are premiums put into the Fixed
       Account or the Separate Account?..    12
     How are net premiums allocated among
       the Allocation Alternatives?......    12
     Are there charges against the
       policy?...........................    12
     What is the loan privilege?.........    13
     Do I have a right to cancel?........    13
     Can the policy be exchanged, or can
       all amounts be allocated to the
       Fixed Account?....................    13
     How is a person's age calculated?...    13
CHARGES UNDER THE POLICY.................    14
  Deductions from Premiums...............    14
     Sales Expense Charge................    14
     State Premium Tax Charge............    14
     Federal Tax Charge..................    14
  Cash Value Charges.....................    14
     Expense Allocation..................    14
     Monthly Contract Charge.............    15
     Charge for Cost of Insurance
       Protection........................    15
     Guaranteed Minimum Death Benefit
       Rider Charge......................    16
     Other Rider Charges.................    16
  Separate Account Charges...............    16
     Mortality and Expense Risk Charge...    16
     Administrative Charge...............    16
     Other Charges for Federal Income
       Taxes.............................    16
  Fund Charges...........................    16
  Surrender Charges......................    19
     Exceptions to Surrender Charge......    20
  Other Charges..........................    20
     Partial Withdrawal Charge...........    20
     Transfer Charge.....................    20
  Loan Charges...........................    20
  How the Policy Works...................    21
THE SEPARATE ACCOUNT.....................    21
FUNDS AND ELIGIBLE PORTFOLIOS............    22
     Additions, Deletions or
       Substitutions of Investments......    25
     Reinvestment........................    26
     Other Policies......................    26
GENERAL PROVISIONS OF THE POLICY.........    26
     When Life Insurance Coverage
       Begins............................    26
     Premiums............................    26
     Scheduled Premiums..................    27
     Unscheduled Premiums................    27
     Payments Returned for Insufficient
       Funds.............................    27
     Termination.........................    27
     Maturity Date.......................    28
DOLLAR COST AVERAGING....................    29
AUTOMATIC ASSET REALLOCATION.............    30
INTEREST SWEEP...........................    30
DEATH BENEFIT UNDER THE POLICY...........    31
     Face Amount Changes.................    33
     Life Insurance Benefit Option
       Changes...........................    33
CASH VALUE AND CASH SURRENDER  VALUE.....    34
     Cash Value..........................    34
     Transfers...........................    34
     Requesting a Transfer...............    34
     Limits on Transfers.................    35
     Investment Return...................    37
     Cash Surrender Value................    37
     Net Cash Value......................    37
     Partial Withdrawals.................    37
POLICY LOAN PRIVILEGE....................    38
     Loan Interest.......................    38
     When Loan Interest is Due...........    39
     Loan Repayment......................    39
     Interest on Loaned Value............    40
     The Effects of a Policy Loan........    40
EXCHANGE PRIVILEGE.......................    40
     Special New York Requirements.......    41
YOUR VOTING RIGHTS.......................    41
OUR RIGHTS...............................    41
DIRECTORS AND PRINCIPAL OFFICERS OF
  NYLIAC.................................    42
THE FIXED ACCOUNT........................    47
     Interest Crediting..................    47
     Transfers to Investment Divisions
       and to the Fixed Account..........    47
FEDERAL INCOME TAX CONSIDERATIONS........    48
     Our Intent..........................    48
     Tax Status of NYLIAC and the
       Separate Account..................    48
     Charges for Taxes...................    49
     Diversification Standards and
       Control Issues....................    49
     Life Insurance Status of Policy.....    49

                                           PAGE
                                           ----
     IRC Section 101(j) -- Impact on
       Employer-Owned Policies...........    50
     Modified Endowment Contract Status..    51
     Policy Surrenders and Partial
       Withdrawals.......................    52
     3.8 Percent Medicare Tax on Certain
       Investment Income.................    52
     Policy Loans and Interest
       Deductions........................    52
     Corporate Owners....................    53
     Exchanges or Assignments of
       Policies..........................    53
     Reasonableness Requirement for
       Charges...........................    53
     Living Benefits Rider (Also known as
       Accelerated Benefits Rider).......    53
     Other Tax Issues....................    54
     Withholding.........................    54
ADDITIONAL PROVISIONS OF THE POLICY......    54
     Reinstatement Option................    54
     Additional Benefits Provided By
       Riders............................    55
       Accidental Death Benefit..........    55
       Children's Insurance Rider........    55
       Guaranteed Insurability Rider.....    56
       Guaranteed Minimum Death Benefit
          Rider..........................    56
       GMDB Premium Test (performed on
          each Monthly Deduction Day)....    57
       Living Benefits Rider (also known
          as Accelerated Benefits
          Rider).........................    57
       Monthly Deduction Waiver..........    58
       Spouse's Paid-Up Insurance
          Purchase Option................    59
       Term Insurance On Other Covered
          Insured Rider..................    59
     Payment Options.....................    60
     Payees..............................    61
     Proceeds at Interest Options
       (Options 1A and 1B)...............
     Life Income Option (Option 2) (Not
       available in Massachusetts and
       Montana)..........................
     Beneficiary.........................    61
     When We Pay Proceeds................    61
     Assignment..........................    62
     Transfer of Ownership...............    62
     Limits on Our Rights to Challenge
       the Policy........................    62
     Misstatement of Age or Sex..........    62
     Suicide.............................    62
RECORDS AND REPORTS......................    63
DISTRIBUTION AND COMPENSATION
  ARRANGEMENTS...........................    63
LEGAL PROCEEDINGS........................    64
FINANCIAL STATEMENTS.....................    65
NYLIAC AND SEPARATE ACCOUNT..............
FINANCIAL STATEMENTS.....................



     THIS PROSPECTUS IS NOT CONSIDERED AN OFFERING IN ANY JURISDICTION WHERE THE SALE OF THIS POLICY CANNOT LAWFULLY BE MADE. NYLIAC DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING OTHER THAN AS DESCRIBED IN THIS PROSPECTUS OR IN ANY ATTACHED SUPPLEMENT TO THIS PROSPECTUS OR IN ANY SUPPLEMENTAL SALES MATERIAL NYLIAC PRODUCES.

     IN CERTAIN JURISDICTIONS, DIFFERENT PROVISIONS MAY APPLY TO THE POLICY. PLEASE REFER TO THE POLICY OR ASK YOUR REGISTERED REPRESENTATIVE FOR DETAILS REGARDING YOUR PARTICULAR POLICY.

     THE INVESTMENT DIVISIONS OFFERED THROUGH THE NYLIAC VUL POLICY AND DESCRIBED IN THIS PROSPECTUS ARE DIFFERENT AND MAY HAVE DIFFERENT INVESTMENT PERFORMANCE FROM MUTUAL FUNDS THAT MAY HAVE SIMILAR NAMES, THE SAME ADVISER, THE SAME INVESTMENT OBJECTIVE AND POLICY AND SIMILAR PORTFOLIO SECURITIES.

                       HOW TO REACH US FOR POLICY SERVICES

     You can send service requests to us at one of the Variable Products Service Center (VPSC) addresses listed on the first page of this prospectus. In addition, as described below, you can contact us through the Internet at our Virtual Service Center (VSC) and through an automated telephone service called the Interactive Voice Response System (IVR). We make the VSC and IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at certain times. We do not assume responsibility for any loss if service should become unavailable. All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. If all requirements are not met, we will not be able to process your service request. We will make every reasonable attempt to notify you in writing of this situation. It is important that you inform New York Life or NYLIAC of an address change so that you can receive important statements.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests for policy transactions or e-mails of imaged, signed service requests. E-mail inquiries that are non-transactional may be sent through our Virtual Service Center once they have passed all security protocols to identify the policyowner.

VIRTUAL SERVICE CENTER AND INTERACTIVE VOICE RESPONSE SYSTEM

     Through the VSC and the IVR, you can get up-to-date information about your policy and request transfers, allocation changes and loans. We may revoke VSC and IVR privileges for certain policyowners. (See "CASH VALUE AND CASH SURRENDER VALUE--Limits On Transfers.")

     To enable you to access the VSC and IVR, you will automatically receive a Personal Identification Number (PIN). Along with your Social Security Number, the PIN will give you access to the IVR using the toll-free number, 1-800-598-2019. You should protect your PIN and your Social Security number, because our self-service options will be available to anyone who provides your Social Security number and your PIN. We will not be able to verify that the person providing electronic service instructions via the VSC or IVR is you or is authorized by you.

     In order to obtain policy information online via the VSC, you are required to register for access. Visit WWW.NEWYORKLIFE.COM/VSC and click the "Register Now" button to enroll. You will be required to register a unique User Name and Password to gain access. In a safe and secure environment, you can, among other things, access policy values, change your address, download service forms, view policy statements, and submit policy transactions.

     We will use reasonable procedures to make sure that the instructions we receive through the VSC and IVR are genuine. We are not responsible for any loss, cost, or expense for any actions we take based on instructions received through the IVR or the VSC that we believe are genuine. We will confirm all transactions in writing.

     Service requests are binding on all owners if a policy is jointly owned. Transfer, allocation change and loan requests received after the earlier of (a) the closing of regular trading on the New York Stock Exchange or (b) 4:00 p.m. (Eastern Time) on a Business Day, or on a non-Business Day, will be priced as of the next Business Day.

     We make the VSC and the IVR available at our discretion. In addition, availability of the VSC or IVR may be interrupted temporarily at times. We do not assume responsibility for any loss if service should become unavailable. If you are experiencing problems, you can send service requests to us at one of the addresses listed on the first page of this prospectus.

     VSC

     The VSC is available Monday through Friday, from 7 a.m. until 4 a.m. and Saturdays, from 7 a.m. to 10 p.m. (Eastern Time).

     The VSC enables you to

       -- e-mail your registered representative or VPSC;

       -- view and download statements;

       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- change your address;

       -- obtain service forms;

       -- reset your password; and

       -- sign up to receive future prospectuses, policyowner annual and semi-annual reports and quarterly policy summaries for your policy online at www.newyorklife.com/vsc. Electronic delivery is not available for policies that are owned by corporations, trusts, or organizations at this time.

     IVR

     The IVR is available 24 hours a day, seven days a week. We record all calls.

     The IVR enables you to

       -- obtain current policy values;

       -- transfer assets between investment options;

       -- change the allocation of future premium payments;

       -- request a loan on your policy; and

       -- speak with one of our Customer Service Representatives on Business
          Days, Monday through Friday from 9:00 a.m. to 6:00 p.m. (Eastern
          Time).

     By sending a completed Telephone Request Form to VPSC at one of the addresses listed on the first page of this prospectus, you can authorize a third party to access your policy information and to make fund transfers, allocation changes, and other permitted transactions through a Customer Service Representative. The Customer Service Representative will require certain identifying information (Social Security number, address of record, date of birth) before taking any requests or providing any information to ensure that the individual giving instructions is authorized.

     NYLIAC does not permit current or former Registered Representatives to obtain authorization to effect policy transactions through the Telephone Request Form. Authorization to these Registered Representatives will be limited to accessing policy information only.




REGISTERED REPRESENTATIVE ACTIONS



     You may authorize us to accept electronic instructions from your registered representative or the registered service assistant assigned to your policy to make premium allocations, transfers among investment options, Automatic Asset Allocation ("AAR") updates (if applicable) and changes to your investment objective and/or risk tolerance. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes.



     To authorize a registered representative or registered service assistant assigned to your policy to make premium allocations and transfers, you must send a completed Trading Authorization Form to VPSC at one of the addresses noted on the first page of this Prospectus. We may revoke or deny Trading Authorization privileges for certain policyowners (See "Cash Value and Cash Surrender Value--Limits on Transfers"). Trading Authorization may be elected, changed or cancelled at any time. We will confirm all transactions in writing. Not all transactions are available on the Internet.



     NYLIAC is not liable for any loss, cost or expense for acting on instructions which are believed to be genuine in accordance with the procedures. As these parties act on your behalf, you are responsible for and bear the consequences of their instructions and actions, including limits on transfers.

                               DEFINITION OF TERMS

ACCUMULATION UNIT: An accounting unit used to calculate the values under the policy held in the Separate Account.

ACCUMULATION VALUE: The value of Accumulation Units in the Investment Divisions of the Separate Account. The Accumulation Value is equal to the sum of the products of the current Accumulation Unit value(s) for each of the Investment Divisions multiplied by the number of Accumulation Units held in the respective Investment Divisions.

ALLOCATION ALTERNATIVES: The 38 Investment Divisions of the Separate Account, 37 of which are available to all policyowners, and the Fixed Account.

BENEFICIARY: The person(s) or entity(ies) you name to receive insurance proceeds after the Insured dies.

BUSINESS DAY: Any day on which the New York Stock Exchange ("NYSE") is open for regular trading. Our Business Day ends at 4:00 p.m. Eastern Time or the closing of regular trading on the NYSE, if earlier.

CASH SURRENDER VALUE: An amount payable to you upon surrender of the policy. This amount is equal to the Cash Value less any surrender charges, any deferred contract charges, and any Policy Debt. However, for purposes of determining whether the policy lapses, any deferred contract charge will not be considered during the deferral period.

CASH VALUE:  The sum of the Accumulation Value and the value in the Fixed
Account.

ELIGIBLE PORTFOLIOS ("PORTFOLIOS"): The mutual fund portfolios of the Funds that are available for investment through the Investment Divisions of the Separate Account. Portfolios described in this prospectus are different from portfolios available directly to the general public. Investment results will differ.

FIXED ACCOUNT: The Allocation Alternative that credits interest at fixed rates subject to a minimum guarantee. Amounts in the Fixed Account are part of NYLIAC's general account, which is subject to the claims of its general creditors.

FUND:  An open-end management investment company.

GUIDELINE ANNUAL PREMIUM: On the Policy Date, it is the annual premium for the benefits provided, based on guaranteed mortality and expense risk charges and an interest rate of 4%. It is the same as "guideline level premium," as defined in
Section 7702 of the IRC.

INVESTMENT DIVISION: A division of the Separate Account. Each Investment Division invests exclusively in shares of a specified Eligible Portfolio.

ISSUE DATE:  The day we approve and issue the policy.

MONTHLY DEDUCTION DAY: The date we deduct your monthly contract charge, cost of insurance charge, and any rider charges from your policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date.

NET CASH VALUE: The Cash Value, less any unpaid loans and accrued interest, and less the smaller of (a) any surrender charges that may apply at time of lapse or
(b) the sum of any partial withdrawals, unpaid loans and accrued interest.

POLICY DATA PAGE: Page 2 of the policy, which contains the policy specifications.

POLICY DATE: The date we use as the starting point for determining policy anniversaries, Policy Years, and Monthly Deduction Days. Your Policy Date will be the same as your Issue Date, unless you request otherwise. Generally, you cannot choose a Policy Date that is more than six months before your policy's Issue Date. You can find your Policy Date on the Policy Data Page.

POLICY DEBT: The amount of the obligation from a policyowner to NYLIAC from outstanding loans. This amount includes any loan interest accrued to date.

POLICY YEAR: The twelve-month period starting with the Policy Date, and each twelve-month period thereafter.

PRIMARY INSURED:  The person who is insured under the base policy.


SEC:  The Securities and Exchange Commission.


SEPARATE ACCOUNT: NYLIAC Variable Universal Life Separate Account-I, a segregated asset account NYLIAC established to receive and invest net premiums paid under the policies.


SEPARATE ACCOUNT VALUE: An amount equal to the Cash Value allocated to the Separate Account.


SURRENDER CHARGE GUIDELINE ANNUAL PREMIUM: Same as Guideline Annual Premium, except that the calculation assumes 5% interest rate, Life Insurance Benefit Option 1, and assumes that there are no riders. It is used for purposes of calculating surrender charges.

VPSC:  Variable Products Service Center.


VSC: Virtual Service Center. The VSC provides up-to-date policy information through the Internet. See "Management and Organization--How to Reach Us for Policy Services" for additional details.

               BASIC QUESTIONS AND ANSWERS ABOUT US AND OUR POLICY

     1. WHAT ARE NYLIAC AND NEW YORK LIFE?

     New York Life Insurance and Annuity Corporation ("NYLIAC") is a stock life insurance company incorporated in Delaware in 1980. NYLIAC is licensed to sell life, accident, and health insurance and annuities in the District of Columbia and all states. In addition to the policies described in this prospectus, NYLIAC offers other life insurance policies and annuities. This prospectus includes NYLIAC's financial statements.


     NYLIAC is a wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), a mutual life insurance company founded in New York in 1845. NYLIAC held assets of $110.3 billion at the end of 2009. New York Life has invested in NYLIAC, and may, in order to maintain capital and surplus in accordance with state requirements, occasionally make additional contributions to NYLIAC.


     2. WHAT TYPE OF VARIABLE LIFE INSURANCE POLICY IS DESCRIBED BY THIS PROSPECTUS?

     In this prospectus, we describe a flexible premium variable universal life insurance policy. The policy provides for a death benefit, Cash Value, loan privileges, and flexible premiums. It is called "flexible" because you may select the timing and amount of premiums and adjust the death benefit by increasing or decreasing the face amount (subject to certain restrictions). It is called "variable" because the death benefit may, and the Cash Value will, go up or down depending on the performance of the Investment Division(s) to which Cash Value is allocated.

     The policy is a legal contract between you and NYLIAC. The entire contract consists of the policy, the application, and any riders to the policy.

     3. HOW IS THE POLICY AVAILABLE FOR ISSUE?

     The policy is no longer available for issue.

     4. WHAT IS THE CASH VALUE OF THE POLICY?

     The Cash Value is determined by (1) the amount and timing of premiums, (2) the investment experience of the Investment Divisions you selected, (3) the interest credited to amounts in the Fixed Account, and (4) any partial withdrawals and charges imposed on the policy. You bear the investment risk of any depreciation in value of the assets underlying the Investment Divisions, but you also reap the benefit of any appreciation in their value.

     5. HOW IS THE VALUE OF AN ACCUMULATION UNIT DETERMINED?

     We calculate an Accumulation Unit value each day that the New York Stock Exchange ("NYSE") is open for regular trading. We do this at the close of the NYSE (currently 4:00 p.m. Eastern Time). We determine the value of an Accumulation Unit by multiplying the value of that unit on the prior day when the NYSE was open by the net investment factor. The net investment factor we use to calculate the value of an Accumulation Unit is equal to:

                                     (a / b) - c

Where:a = the sum of:

                    (1) the net asset value of a Portfolio share held in the
                        Separate Account for that Investment Division determined at the end of the current day on which we calculate the Accumulation Unit value, plus

                    (2) the per share amount of any dividends or capital gain
                        distributions made by the Portfolio for shares held on the Separate Account for that Investment Division if the ex-dividend date occurs since the end of the immediately preceding day on which we calculate an Accumulation Unit value for that Investment Division.

               b = the net asset value of a Portfolio share held in the Separate
                   Account for that Investment Division determined as of the end of the immediately preceding day on which we calculated an Accumulation Unit value for that Investment Division.

               c = a factor representing the mortality and expense risk charges and the administrative charges. This factor is deducted on a daily basis and is currently equal, on an annual basis, to 0.70% (0.60% for mortality and expense risk and 0.10% for administrative charges) of the daily net asset value of a Portfolio share in the Separate Account for that Investment Division.

     The net investment factor may be greater or less than one. Therefore, the value of an Accumulation Unit may increase or decrease.

     6. WHAT IS A NET PREMIUM AND HOW IS IT APPLIED?

     When you give us a premium payment, we deduct the sales expense, state premium tax, and federal tax charges from your premium. We call the remainder the "net premium". You may allocate this net premium among the 39 Allocation Alternatives. The Allocation Alternatives currently consist of 38 Investment Divisions (37 of which are available to all policyowners) and the Fixed Account. You can only have money, however, in a maximum of 21 Allocation Alternatives, including the Fixed Account at any one time. The 38 Investment Divisions (37 of which are available to all policyowners) are listed on the second page of the prospectus.

     7. WHAT IS THE FIXED ACCOUNT?

     As an alternative to the Investment Divisions, you can allocate or transfer amounts to the Fixed Account. We will credit any amounts in the Fixed Account with a fixed interest rate, which we declare periodically in advance at our sole discretion. This rate will never be less than 4% per year. Interest accrues daily and is credited on each Monthly Deduction Day. All net premiums allocated or amounts transferred less amounts withdrawn, transferred from, or charged against the Fixed Account receive the interest rate in effect at that time. Different rates may apply to loaned and unloaned funds.

     8. HOW LONG WILL THE POLICY REMAIN IN FORCE?

     The policy does not automatically terminate if you do not pay the scheduled premiums. Payment of these premiums does not guarantee the policy will remain in force. The policy terminates only when the Net Cash Value is insufficient to pay the policy's monthly deductions or when there is any outstanding Policy Debt that exceeds the Cash Value less surrender charges and deferred contract charge, and a late period expires without sufficient payment. In New York, policies issued on or after May 1, 1995 will terminate at the Insured's age 100. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.

     9. IS THE AMOUNT OF THE DEATH BENEFIT GUARANTEED?

     As long as the policy remains in force, the death benefit will be equal to the amount calculated under the applicable life insurance benefit option you selected, plus any death benefit payable on the Primary Insured under a rider, and less any Policy Debt. See DEATH BENEFIT UNDER THE POLICY. Additional provisions apply to policies with a Guaranteed Minimum Death Benefit rider. See ADDITIONAL PROVISIONS OF THE POLICY--Additional Benefits Provided By Riders--Guaranteed Minimum Death Benefit Rider.

     10. IS THE DEATH BENEFIT SUBJECT TO INCOME TAXES?

     The Beneficiary may generally exclude the death benefit paid under a policy from his/her gross income for federal income tax purposes. See FEDERAL INCOME TAX CONSIDERATIONS.

     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     11. DOES THE POLICY HAVE A CASH SURRENDER VALUE?

     You can surrender the policy at any time and receive its Cash Surrender Value. We also allow partial withdrawals subject to certain restrictions. The Cash Surrender Value of a policy fluctuates with the investment performance of the Investment Divisions in which the policy has Accumulation Value and the amount held in the Fixed Account. It may increase or decrease daily.

     If you choose to surrender your policy, you must provide written notification, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus.

     For federal income tax purposes, you are not usually taxed on increases in the Cash Surrender Value until you actually surrender the policy. You may, however, be taxed on all or a part of the amount distributed for certain partial withdrawals and policy loans. See CASH VALUE AND CASH SURRENDER VALUE--Cash Surrender Value, and FEDERAL INCOME TAX CONSIDERATIONS.

     12. WHAT IS A MODIFIED ENDOWMENT CONTRACT?

     A modified endowment contract is a life insurance policy under which the cumulative premiums paid during the first seven Policy Years are greater than the cumulative premiums payable under a hypothetical policy providing for guaranteed benefits upon the payment of seven level annual premiums. Certain changes to the policy can subject it to retesting for a new seven-year period. If your policy is determined to be a modified endowment contract, any distributions during your lifetime, including collateral assignments, loans, and partial withdrawals are taxable if there is a gain in the policy. In addition, you may also incur a penalty tax if the distribution occurs when you are not yet age 59 1/2.

     13. CAN THE POLICY BECOME A MODIFIED ENDOWMENT CONTRACT?

     The policy can become a modified endowment contract. We currently test a policy at issue to determine whether it will be classified as a modified endowment contract. This at-issue test examines the policy for the first seven contract years. We base the test on the benefits applied for in the policy application and the initial premium requested, and on the assumption that there are no increases in premiums or changes in benefit structure during the period. We also have procedures to monitor whether a policy may become a modified endowment contract after issue. See FEDERAL INCOME TAX CONSIDERATIONS--Modified Endowment Contract Status.

     14. WHAT PREMIUMS ARE PAYABLE?

     The Policy Data Page shows the amount and interval of any scheduled premiums. A scheduled premium (also known as a planned premium) does not have to be paid to keep the policy in force if there is enough Net Cash Value to cover the charges made on the Monthly Deduction Day. You may increase or decrease the amount of any scheduled premium subject to the limits we set. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". You may also change the frequency of premiums subject to our minimum premium rules. Scheduled premiums end on the policy anniversary on which the Insured is age 95. Premium payments must be made to one of the addresses listed on the first page of this prospectus.


ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.


     15. WHAT ARE UNSCHEDULED PREMIUMS?

     While the Insured is living, you can pay unscheduled premiums (also known as unplanned premiums) at any time before the policy anniversary on which the Insured is age 95. Any unscheduled premiums must equal at least $50. You may not, however, make a premium payment that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Unscheduled premiums also include the proceeds of an exchange made in accordance with
Section 1035 of the IRC. If an unscheduled premium would result in an increase in the death benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before accepting that premium and applying it to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, an unscheduled premium may be made once each Policy Year. Subsequent premium payments must be made to one of the addresses listed on the first page of this prospectus. For details see GENERAL PROVISIONS OF THE POLICY--Premiums.

     16. WHEN ARE PREMIUMS PUT INTO THE FIXED ACCOUNT OR THE SEPARATE ACCOUNT?


     On the Business Day we receive a premium, we first deduct a sales expense charge not to exceed the amount shown on the Policy Data Page. We also deduct the state premium tax and federal tax charges. After the end of the Free Look period, we will apply the balance of the premium (the net premium) to the Separate Account and the Fixed Account, in accordance with your allocation election in effect at the time when the premium is received. We will do this before any other deductions that may be due are made. The allocation percentages must be in whole numbers. (Deductions are described in greater detail in Question 18, "Are there charges against the policy?")


     17. HOW ARE NET PREMIUMS ALLOCATED AMONG THE ALLOCATION ALTERNATIVES?

     You can allocate net premiums to a maximum of 21 of the 39 Allocation Alternatives, which include the 38 variable Investment Divisions (37 of which are available to all policyowners) plus the Fixed Account. You can also raise or lower the percentages of the net premium (which must be in whole number percentages) allocated to each Allocation Alternative at the time you make a premium payment. We will allocate net premiums in accordance with your instructions.

     You can change the premium allocation any time you make a subsequent premium payment by submitting a revised premium allocation form to one of the addresses listed for payment of subsequent premiums on the first page of this prospectus. Your revised premium allocation selections will be effective as of the Business Day the revised premium allocation is received by VPSC at one of the addresses listed on the first page of the prospectus. Premium allocation selections received after market close will be effective the next business day.

     18. ARE THERE CHARGES AGAINST THE POLICY?

     We deduct three charges from each premium, whether scheduled or unscheduled. A sales expense charge not to exceed 5% is used to partially cover sales expenses. We also deduct 2% and 1.25% for state premium tax and federal tax charges, respectively. We allocate each premium, net of these charges, to the Fixed Account or the Investment Divisions. Each becomes a part of the Cash Value. See CHARGES UNDER THE POLICY--DEDUCTIONS FROM PREMIUMS.

     On each Monthly Deduction Day, we make the following deductions from the policy's Cash Value:

          (a) A monthly contract charge not to exceed, on an annual basis, the amount shown on the Policy Data Page (In the first Policy Year, the excess of the monthly charge over the amount of the monthly charge applicable in renewal years is deferred to the earlier of the first policy anniversary or surrender of the policy. However, if the policy is surrendered in the first Policy Year, the full amount deferred is deducted.);

          (b) The monthly cost of insurance; and

          (c) The monthly cost for any riders attached to the policy.

     We may also make a deduction for any temporary flat extras as set forth on the Policy Data Page. A temporary flat extra is a charge per $1,000 of the net amount at risk made against the Cash Value for the amount of time specified on the Policy Data Page. It is designed to cover the risk of substandard mortality experience which is not permanent in nature.

     The Monthly Deduction Day is shown on the Policy Data Page. The first Monthly Deduction Day will be the monthly anniversary of the Policy Date on or following the Issue Date. Subsequent Monthly Deduction Days will be on each monthly anniversary of the Policy Date.

     Some deductions are made on a daily basis against the assets of the Investment Divisions. We assess daily charges, calculated at an annual rate of 0.60% and 0.10% of the value of the assets of each Investment Division, for mortality and expense risks and administrative charges, respectively. We may change the mortality and expense risk charge at our option subject to a maximum charge of 0.90%. Similarly, we may calculate tax assessments daily. Currently, we are not making any charges for income taxes, but we may make charges in the future against the Investment Divisions for federal income taxes attributable to them.

     In addition, the value of the shares of each Portfolio reflects advisory fees, administration fees, and other expenses deducted from the assets of each Portfolio. Upon a surrender or requested decrease in the policy's face amount, including decreases caused by a change in the life insurance benefit option, we assess a surrender charge. A partial withdrawal or a change in the life insurance benefit option may result in a decrease in face amount. We deduct the surrender charge from the Cash Value at the time of surrender or decrease.

     Partial withdrawals of Cash Value are also subject to a charge not to exceed the lesser of $25 or 2% of the amount withdrawn. See CHARGES UNDER THE POLICY and FEDERAL INCOME TAX CONSIDERATIONS.

     19. WHAT IS THE LOAN PRIVILEGE?

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt.

     20. DO I HAVE A RIGHT TO CANCEL?

     You have the right to cancel the policy at any time during the Free Look period and receive a refund. The Free Look period begins on the date you receive the policy. It ends 20 days later (or as otherwise required by state law). To receive a refund you must return the policy to VPSC at one of the addresses listed on the first page of this prospectus (or to any other address we indicate to you in writing), or to the registered representative from whom you purchased the policy. You may cancel increases in the Face Amount of your policy under the same time limits.

     21. CAN THE POLICY BE EXCHANGED, OR CAN ALL AMOUNTS BE ALLOCATED TO THE FIXED ACCOUNT?

     You have the right during the first two Policy Years to either (1) exchange the policy for a permanent fixed benefit policy we offer for this purpose, or
(2) transfer all of the policy's Cash Value to the Fixed Account. Similar rights are available during the first two years after an increase in the policy's face amount. Policies issued in Colorado, Massachusetts, and New York have special rights when NYLIAC changes the objective of an Investment Division. See your policy for additional details, as well as EXCHANGE PRIVILEGE, and OUR RIGHTS.

     22. HOW IS A PERSON'S AGE CALCULATED?

     When we refer to a person's age on any date, we mean his or her age on the nearest birthday. However, the cost of insurance charges will be based on the Insured's age on the birthday nearest to the prior policy anniversary.

                            CHARGES UNDER THE POLICY

     We deduct certain charges to compensate us for providing the insurance benefits under the policy, for any riders, for administering the policy, for assuming certain risks, and for incurring certain expenses in distributing the policy.

DEDUCTIONS FROM PREMIUMS


     When we receive a premium, whether scheduled or unscheduled, we will deduct a sales expense charge, a state premium tax charge and for Non-Qualified Policies, a federal tax charge. The net premium will be applied to the Separate Account Value and Fixed Account in accordance with your allocation election in effect at that time, and before any other deductions which may be due are made.


     SALES EXPENSE CHARGE

     We will deduct a sales expense charge not to exceed 5% of any premium and in addition to the surrender charge (for a discussion of the surrender charge, see CHARGES UNDER THE POLICY--Surrender Charges). The sales expense charge is currently eliminated after the tenth Policy Year. We reserve the right to impose this charge after Policy Year 10. The amount of the sales expense charge in a Policy Year is not necessarily related to our actual sales expenses for that particular year. To the extent that sales expenses are not covered by the sales expense charge and the surrender charge, they will be recovered from NYLIAC's surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge. For a discussion of the commissions paid under the policy, see DISTRIBUTION AND COMPENSATION ARRANGEMENTS.

     STATE PREMIUM TAX CHARGE

     Some jurisdictions impose a tax on the premiums insurance companies receive from their policyowners, currently ranging from 0% to 3.5% of your premium payments. The premium tax may be higher in certain U.S. territories. We currently deduct a charge of 2% of all premiums we receive to cover these state premium taxes. This charge may not reflect the actual premium tax charged in your state. We may increase the amount we deduct as a state premium tax charge to reflect changes in applicable law. Our right to increase this charge is limited in some jurisdictions by law.

     FEDERAL TAX CHARGE


     NYLIAC's federal tax obligations will increase based upon premiums received under the policies. We currently deduct 1.25% of each premium to cover this federal tax charge. We reserve the right to increase this charge consistent with changes in applicable law and subject to any required approval of the Securities and Exchange Commission (the "SEC").


CASH VALUE CHARGES

     On each Monthly Deduction Day, we deduct a monthly contract charge, a cost of insurance charge, and a rider charge for the cost of any additional riders from the Policy's Cash Value. The first Monthly Deduction Day will be the monthly anniversary of your Policy Date on or following the Issue Date. If the Policy Date is prior to the Issue Date, the deductions made on the first Monthly Deduction Day will cover the period from the Policy Date until the first Monthly Deduction Day. We deduct these charges from the Accumulation Value and the value in the Fixed Account in proportion to the non-loaned Cash Value in the Separate Account and the Fixed Account.

     EXPENSE ALLOCATION

     With the Expense Allocation feature, you have the choice of how to allocate the policy expenses. These include monthly cost of insurance, monthly cost of any riders on the policy, and the monthly contract charge. You can instruct NYLIAC, at the time of the application and at any time thereafter, to have the expenses deducted from the MainStay VP Cash Management Investment Division, the unloaned portion of the Fixed Account, or a combination of both.



     If the values in the MainStay VP Cash Management Investment Division and/or the unloaned portion of the Fixed Account are insufficient to pay these charges, we will deduct as much of the charges as possible. The remainder of the charges will be deducted proportionately from each of the Investment Divisions. If you do not instruct us how you would like the expenses allocated, these charges will be deducted proportionately from each of the Investment Divisions including any unloaned amount in the Fixed Account.


     MONTHLY CONTRACT CHARGE

     In the first Policy Year, there is a charge currently equal to $312 on an annual basis to compensate us for costs incurred in providing certain administrative services including premium collection, recordkeeping, processing claims, and communicating with policyowners. In subsequent Policy Years, the charge currently is equal to $84 on an annual basis. These charges are not designed to produce a profit. These charges may increase or decrease, but they will never exceed $324 on an annual basis in the first Policy Year and $96 in each subsequent Policy Year. These charges are deducted on each Monthly Deduction Day. In the first Policy Year, we will defer the deduction of the excess of the annual charge over the amount of the annual charge applicable in renewal years (currently $228) until the earlier of (1) the first policy anniversary or (2) the date you surrender the policy.

     CHARGE FOR COST OF INSURANCE PROTECTION

     On each Monthly Deduction Day, we will deduct a charge for cost of insurance protection from the Cash Value of your policy. This charge covers the cost of providing life insurance benefits to you.

     The cost of insurance charge is calculated by adding any applicable flat extra charge (which might apply to certain insureds based on our underwriting) to the monthly cost of insurance rate that applies to the Primary Insured at that time and multiplying the result by the net amount at risk on the Monthly Deduction Day. The net amount at risk is based on the difference between the current life insurance benefit of your policy divided by 1.00327 and the policy's Cash Value. We calculate the cost of insurance separately for the initial face amount and for any increase in face amount. If you request and we approve an increase in your policy's face amount, then a different rate class (and therefore cost of insurance charge) may apply to the increase, based on the Primary Insured's age and circumstances at the time of the increase.

     We determine the initial rate of the monthly cost of insurance we apply to your policy based upon underwriting. This determination is based upon various factors including the insured's issue age, gender, underwriting class and Policy Year. We may change these rates from time to time based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The current rates, however, will never be more than the guaranteed maximum rates shown on the Policy Data Page. If the Primary Insured is age 17 or under when the policy is issued, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Mortality Table. If the Primary Insured is age 18 or higher when the policy is issued, and is in a standard or better underwriting class, we base the guaranteed rates on the 1980 Commissioner's Standard Ordinary Smoker and Nonsmoker Mortality Tables appropriate to the Primary Insured's underwriting class.

     We base the guaranteed rates for policies that insure Primary Insureds in substandard underwriting classes on higher rates than for standard or better underwriting classes. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the Net Amount at Risk. We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER CHARGE

     If you elect this optional benefit, we will charge you an amount equal to $0.01 per $1,000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. In addition to that charge, a premium commitment is required to maintain this benefit; that premium amount is shown on the Policy Data Page.

     OTHER RIDER CHARGES

     In addition to the Guaranteed Minimum Death Benefit Rider, each month we will deduct charges if any of the following optional riders are in effect: the Accidental Death Benefit Rider, the Children's Insurance Rider, the Guaranteed Insurability Rider, the Monthly Deduction Waiver Rider, and the Term Insurance on Other Covered Insured Rider. In addition, a one-time charge will apply if you exercise the Living Benefits Rider. See "Additional Provisions of the Policy--Additional Benefits Provided by Riders" for more information.

SEPARATE ACCOUNT CHARGES

     MORTALITY AND EXPENSE RISK CHARGE

     We deduct on a daily basis a mortality and expense risk charge from each Investment Division to cover our mortality and expense risk. The mortality risk we assume is that the group of lives insured under our policies may, on average, live for shorter periods of time than we estimated. The expense risk we assume is that our costs of issuing and administering policies may be more than we estimated. If these charges are insufficient to cover assumed risks, the loss will be deducted from NYLIAC's surplus. We expect to profit from this charge. We may use these funds for any corporate purpose, including expenses relating to the sale of the policies.

       -- Current Mortality and Expense Risk Charge -- We currently deduct on a daily basis a mortality and expense risk charge that is equal to an annual rate of 0.60% of the average daily net asset value of each Investment Division.

       -- Guaranteed Mortality and Expense Risk Charge -- While we may change the mortality and expense risk charge we deduct, we guarantee that this charge will never be more than an annual rate of 0.90% of the average daily net asset value of each Investment Division.

     ADMINISTRATIVE CHARGE


     We charge the Investment Divisions a daily charge for providing policy administrative services equal, on an annual basis, to 0.10% of the average daily net asset value of the Separate Account Value. This charge is not designed to produce a profit and is guaranteed not to increase.


     OTHER CHARGES FOR FEDERAL INCOME TAXES

     We do not currently make any charge against the Investment Divisions for federal income taxes attributable to them. However, we reserve the right to make such a charge to provide for the future federal income tax liability of the Investment Divisions. For more information on charges for federal income taxes, see FEDERAL INCOME TAX CONSIDERATIONS.

FUND CHARGES


     Each Investment Division of the Separate Account purchases shares of the corresponding Portfolio at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the Portfolio. The advisory fees and other expenses are not fixed or specified under the terms of the policy, and they may vary from year to year. These fees and expenses are described in the Funds' prospectuses. The following chart reflects fees and charges that are provided by the Funds or their agents, which are based on 2010 expenses and may reflect estimated charges:

     Funds' Annual Operating Expenses (expenses that are deducted from Fund assets)*



                                                               MINIMUM    MAXIMUM
                                                               -------    -------
Total Annual Fund Companies' Operating Expenses**...........    0.35%      1.61%



  ---------------------

  * Expressed as a percentage of average net assets for the fiscal year ended December 31, 2010. This information is provided by the Funds and their agents, and is based on 2010 expenses. We have not verified the accuracy of this information.



  ** Expenses that are deducted from Fund assets, including management fees, distribution (12b-1) fees, and other expenses.






                 ANNUAL PORTFOLIO COMPANY OPERATING EXPENSES(#)



-------------------------------------------------------------------------------------------------------------
                                                        DISTRIBUTION                UNDERLYING     TOTAL FUND
                                           MANAGEMENT      (12B-1)       OTHER    PORTFOLIO FEES     ANNUAL
                   FUND                       FEES          FEES       EXPENSES    AND EXPENSES      EXPENSE
-------------------------------------------------------------------------------------------------------------
MainStay VP Conservative
Allocation -- Initial Class                   0.00%         0.00%        0.05%         0.83%          0.88%
-------------------------------------------------------------------------------------------------------------
MainStay VP Growth Allocation -- Initial
  Class                                       0.00%         0.00%        0.06%         1.09%          1.15%
-------------------------------------------------------------------------------------------------------------
MainStay VP Moderate
  Allocation -- Initial Class                 0.00%         0.00%        0.05%         0.92%          0.97%
-------------------------------------------------------------------------------------------------------------
MainStay VP Moderate Growth
  Allocation -- Initial Class                 0.00%         0.00%        0.05%         1.01%          1.06%
-------------------------------------------------------------------------------------------------------------




       Please refer to the applicable fund prospectus for additional information.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



------------------------------------------------------------------------------------------------------
                                                                  DISTRIBUTION              TOTAL FUND
                                                     MANAGEMENT      (12B-1)       OTHER      ANNUAL
                        FUND                            FEES          FEES       EXPENSES   EXPENSE(#)
------------------------------------------------------------------------------------------------------
MainStay VP Balanced -- Initial Class                   0.75%         0.00%        0.10%(a)    0.85%
------------------------------------------------------------------------------------------------------
MainStay VP Bond -- Initial Class                       0.49%         0.00%        0.06%       0.55%
------------------------------------------------------------------------------------------------------
MainStay VP Cash Management                             0.44%         0.00%        0.06%       0.50%
------------------------------------------------------------------------------------------------------
MainStay VP Common Stock -- Initial Class               0.55%         0.00%        0.06%       0.61%
------------------------------------------------------------------------------------------------------
MainStay VP Convertible -- Initial Class                0.60%         0.00%        0.06%       0.66%
------------------------------------------------------------------------------------------------------
MainStay VP Floating Rate -- Initial Class              0.60%         0.00%        0.07%       0.67%
------------------------------------------------------------------------------------------------------
MainStay VP Government -- Initial Class                 0.50%         0.00%        0.06%       0.56%
------------------------------------------------------------------------------------------------------

MainStay VP Growth Equity -- Initial Class              0.61%         0.00%        0.05%       0.66%
------------------------------------------------------------------------------------------------------
MainStay VP High Yield Corporate Bond -- Initial
  Class                                                 0.56%         0.00%        0.05%       0.61%
------------------------------------------------------------------------------------------------------
MainStay VP ICAP Select Equity -- Initial Class         0.76%         0.00%        0.05%       0.81%
------------------------------------------------------------------------------------------------------
MainStay VP Income Builder -- Initial Class             0.57%         0.00%        0.08%       0.65%
------------------------------------------------------------------------------------------------------
MainStay VP International Equity -- Initial Class       0.89%         0.00%        0.09%       0.98%
------------------------------------------------------------------------------------------------------
MainStay VP Large Cap Growth -- Initial Class           0.75%         0.00%        0.06%       0.81%
------------------------------------------------------------------------------------------------------
MainStay VP Mid Cap Core -- Initial Class               0.85%         0.00%        0.07%(b)    0.92%
------------------------------------------------------------------------------------------------------
MainStay VP S&P 500 Index -- Initial Class              0.30%         0.00%        0.05%       0.35%
------------------------------------------------------------------------------------------------------

MainStay VP U.S. Small Cap -- Initial Class             0.79%         0.00%        0.06%       0.85%
------------------------------------------------------------------------------------------------------
Alger Small Cap Growth -- Class I-2 Shares*             0.81%         0.00%        0.14%       0.95%
------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap Value
  Portfolio -- Class A Shares                           0.75%         0.00%        0.09%       0.84%
------------------------------------------------------------------------------------------------------
Calvert VP SRI Balanced Portfolio                       0.70%         0.00%        0.21%       0.91%
------------------------------------------------------------------------------------------------------
Dreyfus IP Technology Growth -- Initial Shares          0.75%         0.00%        0.06%       0.81%
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                                  DISTRIBUTION              TOTAL FUND
                                                     MANAGEMENT      (12B-1)       OTHER      ANNUAL
                        FUND                            FEES          FEES       EXPENSES   EXPENSE(#)
------------------------------------------------------------------------------------------------------
DWS Dreman Small Mid Cap Value VIP -- Class A
  Shares                                                0.65%         0.00%        0.22%(c)    0.87%
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Contrafund(R) -- Initial Class          0.56%         0.00%        0.09%       0.65%(d)
------------------------------------------------------------------------------------------------------
Fidelity(R) VIP Equity Income -- Initial Class          0.46%         0.00%        0.10%       0.56%
------------------------------------------------------------------------------------------------------
Invesco V.I. International Growth Fund -- Series I
  Shares                                                0.71%         0.00%        0.33%       1.04%(e)
------------------------------------------------------------------------------------------------------
Janus Aspen Balanced Portfolio -- Institutional
  Shares                                                0.55%         0.00%        0.03%       0.58%
------------------------------------------------------------------------------------------------------

Janus Aspen Worldwide Portfolio -- Institutional
  Shares                                                0.59%         0.00%        0.06%       0.65%
------------------------------------------------------------------------------------------------------
MFS Utilities Series -- Initial Class                   0.73%         0.00%        0.08%       0.81%
------------------------------------------------------------------------------------------------------
PIMCO Real Return Portfolio -- Administrative Class
  Shares                                                0.50%         0.15%(f)     0.01%       0.66%
------------------------------------------------------------------------------------------------------

Royce Micro-Cap Portfolio -- Investment Class           1.25%         0.00%        0.12%(g)    1.37%
------------------------------------------------------------------------------------------------------

Royce Small-Cap Portfolio -- Investment Class           1.00%         0.00%        0.06%       1.06%
------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income Portfolio -- I              0.85%         0.00%        0.00%       0.85%
------------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio -- Class I        1.22%         0.00%        0.39%       1.61%(h)
------------------------------------------------------------------------------------------------------

UIF U.S. Real Estate Portfolio -- Class I               1.05%         0.00%        0.07%       1.12%(i)
------------------------------------------------------------------------------------------------------
Van Eck Global Hard Assets                              0.89%         0.00%        0.08%       0.97%(j)
------------------------------------------------------------------------------------------------------




         Please refer to the applicable fund prospectus for additional information.



         Management Fees may include Advisor and/or Administration Fees.



# Shown as a percentage of average net assets for the fiscal year ended December 31, 2010, unless otherwise indicated. The Fund or its agents provided the fees and charges, which are based on 2010 expenses. We have not verified the accuracy of the information provided by the Fund or its agents.



* No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.



(a)      Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
         0.01%.



(b)      Includes Acquired (Underlying) Portfolio/Fund Fees and Expenses of
         0.02%.



(c)      Includes Underlying Portfolio Expenses of 0.05%.



(d) A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. Including this reduction, the total class operating expenses would have been 0.63%. These offsets may be discontinued at any time.



(e) The Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements of Series I shares to 1.11% of average daily net assets. In determining the Adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements to exceed the numbers reflected above: (i) interest;
         (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items; (v) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of Trustees and Invesco Advisers, Inc. mutually agree to amend or continue the fee waiver agreement, it will terminate on April 30, 2012.



(f)      The fees designated as "Distribution (12b-1) Fees" reflect "Service
         Fees."



(g)      Includes Acquired Fund Fees and Expenses of 0.05%.



(h) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.60% for UIF Emerging Markets Equity Portfolio -- Class I. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate.



(i) The Portfolio's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), has agreed to reduce its advisory fee and/or reimburse the Portfolio so that total annual portfolio operating expenses, excluding certain investment related expenses (such as foreign country tax expense and interest expense on amounts borrowed) (but including any 12b-1 fee), will not exceed 1.10%. The fee waivers and/or expense reimbursements are expected to continue until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems that such action is appropriate. For the fiscal year ended December 31, 2010, after giving effect to the Adviser's fee waivers and/or expense reimbursements, the total annual portfolio operating expenses incurred by investors, including certain investment related expenses, was 1.11% for Class I. The total annual portfolio operating expenses, excluding certain investment related expenses, was 1.10% for Class I.



(j) For the period May 1, 2011 until May 1, 2012, the Adviser contractually agreed to waive fees and reimburse certain operating expenses (excluding interest, dividends paid on securities sold short, trading expenses, taxes and extraordinary expenses) to the extent Total Annual Fund Operating Expenses exceed 1.20% of average daily net assets. The agreement to limit the Total Annual Fund Operating Expenses is limited to the Fund's direct operating expenses and, therefore, does not apply to AFFE, which are indirect expenses incurred by the Fund through its investments in underlying funds.

SURRENDER CHARGES

     During the first 15 Policy Years, we will deduct a Surrender Charge from the Cash Value of your policy on a complete surrender or decrease in face amount, including decreases caused by a change in the life insurance benefit option or partial withdrawals on policies with Life Insurance Benefit Option 1. This Surrender Charge is in addition to the sales expense charge. See CHARGES UNDER THE POLICY--Sales Expense Charge.

     The maximum Surrender Charge is equal to the applicable percentage shown in the table below multiplied by 50% of the Surrender Charge Guideline Annual Premium. The maximum surrender charge for your policy is shown on the Policy Data Page. The maximum surrender charge will never exceed the amount of premiums paid.

     The surrender charge in the first Policy Year is equal to:

          (A) 25% of premiums paid to date up to the Surrender Charge Guideline Annual Premium for the first year; plus

          (B) 5% of premiums paid in that year that are in excess of the Surrender Charge Guideline Annual Premium for the first year, but not in excess of the sum of the Surrender Charge Guideline Annual Premium through the sixth Policy Year.

     The Surrender Charge in and after the second Policy Year is equal to the applicable percentage shown in the table below multiplied by the Base Surrender Charge. The Base Surrender Charge is equal to:

          (A) 25% of the lesser of (i) the premiums paid to date or (ii) the Surrender Charge Guideline Annual Premium for the first Policy Year; plus

          (B) 5% of the lesser of (i) premiums paid in excess of the Surrender Charge Guideline Annual Premium for the first Policy Year or (ii) the sum of the Surrender Charge Guideline Annual Premiums for the first six Policy Years minus the Surrender Charge Guideline Annual Premium for the first Policy Year.

YEAR                                                         PERCENTAGE APPLIED
----                                                         ------------------
2-6........................................................          100%
  7........................................................           90%
  8........................................................           80%
  9........................................................           70%
 10........................................................           60%
 11........................................................           50%
 12........................................................           40%
 13........................................................           30%
 14........................................................           20%
 15........................................................           10%
 16+.......................................................            0%


     During the first two Policy Years, the Surrender Charge is further limited to the sum of:

          (A) 30% of all premiums paid during the first two Policy Years up to one Surrender Charge Guideline Annual Premium; plus

          (B) 10% of all premiums in the first two Policy Years in excess of one Surrender Charge Guideline Annual Premium, but not more than two Surrender Charge Guideline Annual Premiums; plus

          (C) 9% of all premium payments in the first two Policy Years in excess of two Surrender Charge Guideline Annual Premiums; less

          (D) any sales expense charges deducted from such premiums; less

          (E) any surrender charge previously deducted.

     Surrender Charges and Surrender Charge periods are calculated separately for the initial face amount and for each increase in the face amount, except ones caused by a change in the life insurance benefit option. Premium payments after an increase will be allocated between the initial face amount and the increase based on the relative Surrender Charge Guideline Annual Premiums. A decrease in face amount will result in the imposition of a surrender charge equal to the difference between the Surrender Charge that would have been payable on a complete surrender prior to the decrease and the surrender charge that would be payable on a complete surrender after the decrease.

     For example, assume a policy with a $100,000 face amount is to be decreased to a $50,000 face amount. If a complete surrender of the policy prior to the decrease would result in a Surrender Charge of $1,250, and a complete Surrender of the $50,000 remaining face amount after the decrease would result in a surrender charge of $750, the Surrender Charge imposed in connection with the decrease will be $500 ($1,250-$750). Where, because of increases in face amount, there are multiple schedules of Surrender Charges, the charge applied will be based first on the Surrender Charge associated with the last increase in face amount, then on each prior increase, in the reverse order in which the increases occurred, and then to the initial face amount.

     The percentages specified above and/or the Policy Year that the Surrender Charge is reduced may vary for individuals having a life expectancy of less than 20 years either at the time the policy is issued or the face amount is increased.

     Surrender Charges may be significant upon early surrender. You should not purchase this policy unless you intend to hold the policy for an extended period of time.

     EXCEPTIONS TO SURRENDER CHARGE

     There are a number of exceptions to the imposition of a Surrender Charge, including but not limited to, cancellation of a policy by us, the payment of proceeds upon the death of the Insured, or a required IRC minimum distribution for the policy.

OTHER CHARGES

     PARTIAL WITHDRAWAL CHARGE

     If you make a partial withdrawal, we will charge a processing fee not to exceed the lesser of $25 or 2% of the amount withdrawn. If the partial withdrawal results in a decrease to your policy's face amount, we will deduct a surrender charge. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawals.

     TRANSFER CHARGE

     We may impose a charge up to $30 per transfer for each transfer after the first twelve in any Policy Year. See CASH VALUE AND CASH SURRENDER VALUE--Transfers.

LOAN CHARGES

     We currently charge an effective annual loan interest rate of 6.00% for all policies on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We may increase or decrease this rate but we guarantee that the rate will never exceed 8.00%. When you request a loan, a transfer of funds will be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%.

     When you take a loan against your policy, the loaned amount we hold in the Fixed Account may earn interest at a different rate from the rate we charge you for loan interest. Currently, the amount in the Fixed Account, which is collateral for an outstanding loan, is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. The rate we credit on loaned amounts will never be less than 2.00% less than the rate we charge for policy loans. We guarantee that the interest rate we credit on loaned amounts will always be at least 4.00%. (See "Policy Loan Privilege" for more information.)

HOW THE POLICY WORKS

     The example assumes a 6% hypothetical gross investment return and current charges in the first Policy Year. It assumes a male insured issue age 35, a Scheduled Annual Premium of $3,000, an initial face amount of $250,000, and a selection of life insurance benefit option 1 by the policyowner, there is no guarantee that the current charges illustrated below will not change.

Scheduled Annual Premium...........................................   $3,000.00
less:    Sales expense charge (5%).................................      150.00
         State premium tax charge (2%).............................       60.00
         Federal tax charge (1.25%)................................       37.50
                                                                      ---------
equals:  Net premium...............................................   $2,752.50
plus:    Net investment performance (varies daily).................      110.76
less:    Monthly contract charges ($7 per month currently).........       84.00
less:    Charges for cost of insurance (varies monthly)............      384.70
                                                                      ---------
equals:  Cash Value................................................   $2,394.56
less:    Surrender charge (25% of premium up to Surrender Charge
         Guideline Annual Premium plus 5% of excess premiums
         paid).....................................................      750.00
less:    Balance of first year monthly contract charge(1)..........      228.00

equals:  Cash Surrender Value (at end of year 1)...................   $1,416.56



------------
(1) In the first Policy Year, the excess of the annual charge over the annual charge applicable in renewal years is advanced to your Accumulation Value, and deduction is deferred to the earlier of the first policy anniversary or surrender of the policy.

                              THE SEPARATE ACCOUNT

     NYLIAC Variable Universal Life Separate Account-I is a segregated asset account NYLIAC established to receive and invest your net premiums.


     NYLIAC established the Separate Account on June 4, 1993 under the laws of Delaware, in accordance with the resolutions set forth by the NYLIAC Board of Directors. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940 ("the 1940 Act"). This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.


     Although the assets of the Separate Account belong to NYLIAC, these assets are held separately from the other assets of NYLIAC, and under applicable insurance law, cannot be charged for liabilities incurred in any other business operations of NYLIAC (except to the extent that assets in the Separate Account exceed the reserves and other liabilities of the Separate Account). These assets are not subject to the claims of our general creditors. The income, capital gains, and capital losses incurred on the assets of the Separate Account are credited to or are charged against the assets of the Separate Account, without regard to the income, capital gains, or capital losses arising out of any other business NYLIAC may conduct. Therefore, the investment performance of the Separate Account is entirely independent of both the investment performance of NYLIAC's Fixed Account and the performance of any other Separate Account. The obligations under the policies are obligations of NYLIAC.


     The Separate Account currently consists of 38 Investment Divisions available under this policy, 37 of which are available to all policyowners. After the end of the Free Look period, net premium payments allocated to the Investment Divisions are invested exclusively in the corresponding Eligible Portfolios of the Funds.

                          FUNDS AND ELIGIBLE PORTFOLIOS

     The portfolios of each Fund eligible for investment, along with their advisers and investment objectives, are listed in the following table. For more information about each of these portfolios, please read their prospectuses, which are found in the accompanying book of underlying fund prospectuses.

     We receive payments or compensation from the Funds or their investments advisers, or from other service providers of the Funds (who may be affiliates of NYLIAC) in connection with administration, distribution and other services We provide with respect to the Eligible Portfolios and their availability through the policies. These payments may be derived, in whole or in part, from the advisory fee charged by the Fund and deducted from Fund assets. NYLIAC may use these payments for any corporate purpose, including payment of expenses that NYLIAC and/or its affiliates incur in administering the Policies, and in its role as an intermediary of the funds. Policyowners, through their indirect investment in the Funds, bear the costs of these advisory fees.

     The amounts We receive may be substantial, may vary by Eligible Portfolio, and may depend on how much policy value is invested in the particular Eligible Portfolio or Fund. NYLIAC and its affiliates may profit from these payments. Currently, We receive payments or revenue under various arrangements in amounts ranging from 0.05% to 0.35% annually of the aggregate net asset value of the shares of some of the Eligible Portfolios held by the Investment Divisions. The compensation that your Registered Representative receives remains the same regardless of which Investment Divisions you choose or the particular arrangements applicable to those Investment Divisions.


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 MainStay VP Funds Trust:               New York Life Investment
                                     Management LLC ("New York Life
                                              Investments")

  --MainStay VP                                                       - Seeks high total return.
     Balanced--Initial Class

  --MainStay VP Bond--Initial                                         - Seeks the highest income over
     Class                                                              the long term consistent with
                                                                        preservation of principal.

  --MainStay VP Cash                                                  - Seeks a high level of current
     Management--Initial Class                                          income while preserving capital
                                                                        and maintaining liquidity.

  --MainStay VP Common                 Subadviser: Madison Square     - Seeks long-term growth of
     Stock--Initial Class                       Investors               capital, with income as a
                                          LLC ("Madison Square          secondary consideration.
                                               Investors")

  --MainStay VP Conservative                                          - Seeks current income and,
     Allocation--Initial Class                                          secondarily, long-term growth
                                                                        of capital.

  --MainStay VP                      Subadviser: MacKay Shields LLC   - Seeks capital appreciation
     Convertible--Initial Class                ("MacKay")               together with current income.

  --MainStay VP Floating                                              - Seeks to provide high current
     Rate--Initial Class                                                income.

  --MainStay VP                            Subadviser: MacKay         - Seeks a high level of current
     Government--Initial Class                                          income, consistent with safety
                                                                        of principal.

  --MainStay VP Growth                                                - Seeks long-term growth of
     Allocation--Initial Class                                          capital.

  --MainStay VP Growth                 Subadviser: Madison Square     - Seeks long-term growth of
     Equity--Initial Class                      Investors               capital.

  --MainStay VP High Yield                 Subadviser: MacKay         - Seeks maximum current income
     Corporate Bond--Initial                                            through investment in a
     Class                                                              diversified portfolio of high-
                                                                        yield debt securities. Capital
                                                                        appreciation is a secondary
                                                                        objective.

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 MainStay VP Funds Trust
 (continued):

  --MainStay VP ICAP Select             Subadviser: Institutional     - Seeks a superior total return.
     Equity--                                  Capital LLC
     Initial Class                              ("ICAP")
  --MainStay VP Income                Subadviser: Epoch Investment    - Seeks to realize current income
     Builder--Initial Class           Partners, Inc. ("Epoch") and      consistent with reasonable
                                                 MacKay                 opportunity for future growth
                                                                        of capital and income.

  --MainStay VP International              Subadviser: MacKay         - Seeks to provide long-term
     Equity--Initial Class                                              growth of capital commensurate
                                                                        with an acceptable level of
                                                                        risk by investing in a
                                                                        portfolio consisting primarily
                                                                        of non-U.S. equity securities.
                                                                        Current income is a secondary
                                                                        objective.

  --MainStay VP Large Cap              Subadviser: Winslow Capital    - Seeks long-term growth of
     Growth--Initial Class                   Management Inc.            capital.

  --MainStay VP Mid Cap Core--         Subadviser: Madison Square     - Seeks long-term growth of
     Initial Class                              Investors               capital.
  --MainStay VP Moderate                                              - Seeks long-term growth of
     Allocation--Initial Class                                          capital, and secondarily,
                                                                        current income.

  --MainStay VP Moderate Growth                                       - Seeks long-term growth of
     Allocation--Initial Class                                          capital, and secondarily,
                                                                        current income.

  --MainStay VP S&P 500                Subadviser: Madison Square     - Seeks to provide investment
     Index--Initial Class                       Investors               results that correspond to the
                                                                        total return performance
                                                                        (reflecting reinvestment of
                                                                        dividends) of common stocks in
                                                                        the aggregate, as represented
                                                                        by the S&P 500(R) Index.

  --MainStay VP U.S. Small                  Subadviser: Epoch         - Seeks long-term capital
     Cap--Initial Class                                                 appreciation by investing
                                                                        primarily in securities of
                                                                        small-cap companies.

-------------------------------------------------------------------------------------------------------


 AIM Variable Insurance Funds
 (Invesco Variable Insurance
 Funds):

  --Invesco V.I. International           Invesco Advisers, Inc.       - The fund's investment objective
     Growth Fund--Series I Shares                                       is long-term growth of capital.

-------------------------------------------------------------------------------------------------------


 The Alger Portfolios:

  --Alger Small Cap Growth--           Fred Alger Management, Inc.    - Seeks long-term capital
     Class I-2 Shares*                                                  appreciation by focusing on
                                                                        smallcap or midcap companies
                                                                        that the Manager believes
                                                                        demonstrates promising growth
                                                                        potential.

-------------------------------------------------------------------------------------------------------

 AllianceBernstein(R) Variable
 Products Series Fund, Inc.

  --AllianceBernstein VPS                AllianceBernstein L.P.       - Seeks long-term growth of
     Small/Mid Cap Value                                                capital.
     Portfolio

-------------------------------------------------------------------------------------------------------


 Calvert Variable Series, Inc.:      Calvert Investment Management,
                                      Inc. (formerly Calvert Asset
                                               Management
                                             Company, Inc.)
  --Calvert VP SRI Balanced           Subadvisers (equity portion):   - Seeks to achieve a competitive
     Portfolio                         New Amsterdam Partners LLC.      total return through an
                                                                        actively managed portfolio of
                                      Calvert manages fixed income      stocks, bonds and money market
                                     portion and handles allocation     instruments, which offer income
                                         of assets and Portfolio        and capital growth opportunity
                                       Managers for the portfolio.      and which satisfy the
                                                                        investment criteria, including
                                                                        financial, sustainability and
                                                                        social responsibility factors.

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 Dreyfus Investment Portfolios:

  --Dreyfus IP Technology                The Dreyfus Corporation      - The portfolio seeks capital
     Growth--Initial Shares                                             appreciation.

-------------------------------------------------------------------------------------------------------


 DWS Variable Series II

  --DWS Dreman Small Mid Cap               Deutsche Investment        - The fund seeks long-term
     Value VIP--Class A Shares          Management Americas, Inc.       capital appreciation.
                                        Subadviser:  Dreman Value
                                            Management L.L.C.

-------------------------------------------------------------------------------------------------------


 Fidelity(R) Variable Insurance
 Products Fund:

  --Fidelity(R) VIP                       Fidelity Management &       - Seeks long-term capital
     Contrafund(R)-- Initial            Research Company ("FMR")        appreciation.
     Class                             Subadvisers: FMR Co., Inc.
                                                ("FMRC")
                                       and other affiliates of FMR

  --Fidelity(R) VIP Equity-                 Subadvisers: FMRC         - Seeks reasonable income. The
     Income--                          and other affiliates of FMR      fund will also consider the
     Initial Class                                                      potential for capital
                                                                        appreciation. The fund's goal
                                                                        is to achieve a yield which
                                                                        exceeds the composite yield on
                                                                        the securities comprising the
                                                                        S&P 500(R) Index.

-------------------------------------------------------------------------------------------------------


 Janus Aspen Series:

  --Janus Aspen Balanced              Janus Capital Management LLC    - Seeks long-term capital growth,
     Portfolio--                                                        consistent with preservation of
     Institutional Shares                                               capital and balanced by current
                                                                        income.

  --Janus Aspen Worldwide                                             - Seeks long-term growth of
     Portfolio--                                                        capital in a manner consistent
     Institutional Shares                                               with the preservation of
                                                                        capital.

-------------------------------------------------------------------------------------------------------


 MFS(R) Variable Insurance Trust

  --MFS(R) Utilities Series                   Massachusetts           - Seeks total return.
     --Initial Class                       Financial Services
                                             Company ("MFS")

-------------------------------------------------------------------------------------------------------


 PIMCO Variable Insurance Trust:

  --PIMCO Real Return                 Pacific Investment Management   - Seeks maximum real return,
     Portfolio--                          Company LLC ("PIMCO")         consistent with preservation of
     Administrative Class Shares                                        real capital and prudent
                                                                        investment management.

-------------------------------------------------------------------------------------------------------


 Royce Capital Fund:

  --Royal Micro-Cap Portfolio--          Royce & Associates, LLC      - Seeks long-term growth of
     Investment Class                                                   capital.

  --Royce Small-Cap Portfolio--                                       - Seeks long-term growth of
     Investment Class                                                   capital.

-------------------------------------------------------------------------------------------------------


 T. Rowe Price Equity Series,
 Inc.:

  --T. Rowe Price Equity Income      T. Rowe Price Associates, Inc.   - Seeks to provide substantial
     Portfolio--I                                                       dividend income as well as
                                                                        long-term growth of capital
                                                                        through investments in the
                                                                        common stocks of established
                                                                        companies.

-------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------
               FUND                        INVESTMENT ADVISER                INVESTMENT OBJECTIVE
-------------------------------------------------------------------------------------------------------

 The Universal Institutional            Morgan Stanley Investment
 Funds, Inc.                                Management, Inc.

  --UIF Emerging Markets Equity        Subadvisers: Morgan Stanley    - Seeks long-term capital
     Portfolio--Class I               Investment Management Company     appreciation by investing
                                      and Morgan Stanley Investment     primarily in growth-oriented
                                           Management Limited           equity securities of issuers in
                                                                        emerging market countries.

  --UIF U.S. Real Estate                                              - Seeks above average current
     Portfolio --Class I                                                income and long-term capital
                                                                        appreciation by investing
                                                                        primarily in equity securities
                                                                        of companies in the U.S. real
                                                                        estate industry, including real
                                                                        estate investment trusts
                                                                        ("REITs").

-------------------------------------------------------------------------------------------------------


 Van Eck VIP Trust:

  --Van Eck VIP Global Hard          Van Eck Associates Corporation   - Seeks long-term capital
     Assets Fund                                                        appreciation by investing
                                                                        primarily in "hard assets"
                                                                        securities. Income is a
                                                                        secondary objective.

-------------------------------------------------------------------------------------------------------




---------------

     * No premiums or transfers will be accepted into this Investment Division from policyowners who did not have Cash Value allocated to this Investment Division prior to June 1, 2007. Policyowners who remove all Cash Value allocations from this Investment Division will not be permitted to reinvest in this Investment Division.


     NYLIAC does not provide investment advice and does not recommend or endorse any particular Portfolio or Portfolios. NYLIAC is not responsible for choosing the Investment Divisions or the amounts allocated to each. You are responsible for determining that those decisions are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Decisions regarding investment allocations should be carefully considered. YOU BEAR THE RISK OF ANY DECLINE IN THE VALUE OF YOUR POLICY RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.



     Investment selections should be based on a thorough investigation of all of the information regarding the Eligible Portfolios that is available to you, including each Fund's prospectus, statement of additional information, and annual and semi-annual reports. Other sources, such as the Fund's website or newspapers and financial and other magazines, provide more current information, including information about any regulatory actions or investigations relating to a Fund or Eligible Portfolio. After you select Investment Divisions for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.


     The Funds' shares may also be available to certain separate accounts we use to fund our variable annuity policies. This is called "mixed funding." The Funds' shares may be available to separate accounts of insurance companies that are not affiliated with NYLIAC and, in certain instances, to qualified plans. This is called "shared funding." Although we do not anticipate that any difficulties will result from mixed and shared funding, it is possible that differences in tax treatment and other considerations may cause the interests of owners of various contracts participating in the Funds to be in conflict. The Board of Directors/Trustees of each Fund, each Fund's investment advisers, and NYLIAC are required to monitor events to identify any material conflicts that arise from the use of the Funds for mixed and shared funding. In the event of a material conflict, we could be required to withdraw from an Eligible Portfolio. For more information about the risks of mixed and shared funding please refer to the relevant Fund prospectus.

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS

     We may add, delete, or substitute the Eligible Portfolio shares held by any Investment Division, within certain limits. We may eliminate the shares of any of the Eligible Portfolios and substitute shares of another portfolio of a Fund, or of another registered open-end management investment company or other investment vehicles. We may do this if the shares of the Eligible Portfolios are no longer available for investment or, if we, at our sole discretion, decide that investment in an Eligible Portfolio is inappropriate given the purposes of the Separate Account. The new Eligible Portfolios may have higher fees and charges than the ones they replaced. We will not substitute shares attributable to your interest in an Investment Division until you have been notified of the change, as required by the 1940 Act, and we obtain any necessary regulatory approvals.


     The Separate Account may purchase other securities for other series or classes of policies, or may convert between series or classes of policies based on your request.

     In the future, we may establish additional Investment Divisions for the Separate Account. Each additional Investment Division will purchase shares in a new portfolio of a Fund or in another mutual fund. We may establish new Investment Divisions and/or eliminate one or more Investment Divisions when marketing, tax, investment, or other conditions make it appropriate. We may decide whether or not the new Investment Divisions will be made available to existing policyowners.


     If we make a substitution or change to the Investment Divisions, we may change your policy to reflect such substitution or change. We also reserve the right to: (a) operate the Separate Account as a management company under the 1940 Act, (b) deregister it under such Act in the event such registration is no longer required, (c) combine the Separate Account with one or more other separate accounts, and (d) restrict or eliminate the voting rights of persons having voting rights as to the Separate Accounts, as permitted by law.


     REINVESTMENT

     We automatically reinvest all dividends and capital gain distributions from Eligible Portfolios in additional shares of the distributing Portfolio at their net asset value on the date they are paid.

     OTHER POLICIES

     We offer other variable life insurance policies which also may invest in the same (or many of the same) Eligible Portfolios offered under this Policy. These policies have different charges that could affect their Investment Divisions' performance, and they offer different benefits.

                        GENERAL PROVISIONS OF THE POLICY

     This section of the prospectus describes the general provisions of the policy, and is subject to the terms of the policy. You may review a copy of the policy upon request.

     WHEN LIFE INSURANCE COVERAGE BEGINS

     If you have coverage under a conditional temporary coverage agreement and if the policy is issued, the policy will replace the temporary coverage. Your coverage under the policy will be deemed to have commenced on the Policy Date.

     In all other cases, if the policy is issued, coverage under the policy will take effect when we receive the premium payment that you are required to make when the policy is delivered to you.

     PREMIUMS

     You can allocate a portion of each net premium to one or more Investment Divisions and the Fixed Account. You can have money in a maximum of 21 Allocation Alternatives, including the Fixed Account, at any given time. You select a premium payment schedule in the application and are not bound by an inflexible premium schedule. However, in no event can the premium be an amount that would exceed the guideline premium limitations under Section 7702 of the IRC and jeopardize the policy's qualification as "life insurance". Acceptance of initial and additional premium payments is subject to our suitability standards.

     Subsequent premium payments must be mailed to one of the addresses listed on the first page of this prospectus. ACCEPTANCE OF INITIAL AND SUBSEQUENT PREMIUM PAYMENTS IS SUBJECT TO OUR SUITABILITY STANDARDS.

     The currently available methods of payment are: direct payment to NYLIAC, pre-authorized deductions from your bank, credit union or similar accounts and any other method agreed to by us.

     Two premium concepts are very important under the policy: scheduled premiums and unscheduled premiums.

     SCHEDULED PREMIUMS

     The amount of the scheduled premium is shown on the Policy Data Page.

     There is no penalty if the scheduled premium is not paid. Payment of the scheduled premium, however, does not guarantee coverage for any period of time. Instead, the continuance of the policy depends upon the policy's Net Cash Value. If the Net Cash Value becomes insufficient to pay certain monthly charges, and a late period expires without sufficient payment, the policy will terminate. See GENERAL PROVISIONS OF THE POLICY--Termination.

     Policies that are maintained at Net Cash Values just sufficient to cover fees and charges, or that are otherwise minimally funded, are more at risk for not being able to maintain such Net Cash Values. The risk arises because of market fluctuation and other performance-related risks. When determining the amount of your scheduled premium payments, you should consider funding your policy at a level that can maximize the investment opportunities within your policy and minimize the risks associated with market fluctuations. Your policy can lapse even if you pay all of the planned premiums on time.

     UNSCHEDULED PREMIUMS

     While the Insured is living, you can make unscheduled premium payments of at least $50 at any time prior to the policy anniversary on which the Insured is age 95. Unscheduled premiums also include the proceeds of an exchange made in accordance with Section 1035 of the IRC. If an unscheduled premium would result in an increase in the life insurance benefit greater than the increase in the Cash Value, we reserve the right to require proof of insurability before we accept and apply the payment to the policy. We also reserve the right to limit the number and amount of any unscheduled premiums. In certain states, unscheduled premiums may be made only once each Policy Year.

     PAYMENTS RETURNED FOR INSUFFICIENT FUNDS

     If your premium payment is returned by the bank for insufficient funds, we will reverse the investment options you have chosen and charge you a $20.00 fee for each returned payment. In addition, if we incur any losses as a result of a returned payment, including an electronic payment, we will deduct the amount from your Policy's Cash Value. If an electronic (Check-O-Matic) premium withdrawal is returned for insufficient funds for two consecutive months, this privilege will be suspended until you notify us in writing in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus to resume the arrangement and we agree to do so.

     TERMINATION

     The policy does not terminate for failure to pay premiums because payments, other than the initial premium, are not specifically required. Rather, if on a Monthly Deduction Day, the Net Cash Value is less than the monthly deduction charge for the next policy month, the policy will continue for a late period of 62 days after that Monthly Deduction Day.

     We allow a 62 day late period to pay any premium necessary to cover the overdue monthly deduction and/or excess policy loan. We will mail a notice to you at your last known address, and a copy to the last known assignee on our records, if any, at least 31 days before the end of the late period, which states this amount. During the late period, the policy remains in force. If we do not receive the required payment before the end of the late period, the policy will end and there will be no Cash Value or death benefit. If the Insured dies during the late period, we will pay the death benefit. The death benefit, however, will be reduced by the amount of any Policy Debt and monthly deduction charges for the full policy month or months that run from the beginning of the late period through the policy month in which the Insured dies.

     MATURITY DATE

     For all policies issued prior to May 1, 1995 (except in New Jersey), the death benefit payable for all ages is based on the life insurance benefit option in effect and any decreases or increases made in the policy face amount as shown on the Policy Data Page. For all policies issued in New Jersey, and for policies issued on or after May 1, 1995 in all other states, a policy matures beginning on the anniversary on which the Insured is age 95 and the face amount of the policy, as shown on the Policy Data Page, will no longer apply. Instead, the death benefit under the policy will equal the Cash Value of the policy less any outstanding Policy Debt. You will be notified one year prior to maturity that, upon reaching attained age 95, you may elect either to receive the Cash Value of the policy at such time less any outstanding Policy Debt or to continue to hold the policy. Please consult your tax adviser regarding the tax implications of these options.

     If you choose to continue the policy, we will continue to assess Separate Account and Fund charges on the Cash Value left in the Investment Divisions. Any amounts in the Fixed Account will be credited with interest at an annual rate of not less than 4%. No further monthly deductions will be made for cost of insurance. You may surrender the policy for an amount equal to the Cash Value of the policy by presenting a signed written request providing the information we request to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). (In New York, when the Insured reaches attained age 100, you will automatically receive the Cash Surrender Value of the policy.) If the policy is still in force upon the death of the Insured, these proceeds will be paid to the Beneficiary.

     Any insurance on an other covered insured, provided by a rider attached to the policy which is still in effect, will end on the policy anniversary when the Insured is age 95. If, however, another covered insured is younger than age 70 when the rider ends, that insured can convert the term insurance at that time as provided in the rider.

                              DOLLAR COST AVERAGING


     Dollar Cost Averaging is a systematic method of investing that allows you to purchase units of the Investment Divisions at regular intervals in fixed dollar amounts so that the cost of your units is averaged over time and over various market cycles. You can elect this option as long as the Cash Value is $2,500 or more. The main objective of Dollar Cost Averaging is to achieve an average cost per share that is lower than the average price per share in a fluctuating market. Since you transfer the same dollar amount to a given Investment Division on each transfer, you purchase more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Therefore, you may achieve a lower than average cost per unit if prices fluctuate over the long term. Similarly, for each transfer out of an Investment Division, you sell more units in an Investment Division if the value per unit is low and fewer units if the value per unit is high. Dollar Cost Averaging does not assure a profit or protect against a loss in declining markets. Because it involves continuous investing regardless of price levels, you should consider your financial ability to continue investing during periods of low price levels.


     If you decide to use the Dollar Cost Averaging feature, we ask you to specify:

       -- the dollar amount you want to have transferred (minimum transfer:
          $100);

       -- the Investment Division you want to transfer money from;

       -- the Investment Divisions and/or Fixed Account you want to transfer money to;

       -- the date on which you want the transfers to be made, within limits;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually or annually.

     To set up Dollar Cost Averaging, you must send a completed Dollar Cost Averaging form to the VPSC at one of the addresses listed on the first page of this prospectus.

     You are not allowed to make Dollar Cost Averaging transfers from the Fixed Account, but you can make Dollar Cost Averaging transfers into the Fixed Account.

     We will make all Dollar Cost Averaging transfers on the date you specify or on the next Business Day. You can specify any day of the month, except the 29th, 30th, or 31st of a month. To process a Dollar Cost Averaging transfer, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing). VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     The minimum Cash Value required to elect this option is $2,500. We will suspend this feature automatically if the Cash Value is less than $2,000 on a transfer date. Once the Cash Value equals or exceeds $2,000, the Dollar Cost Averaging transfers will resume automatically as last requested. However, once all money has been transferred to the Investment Divisions of your choice, or the individual separate account fund balance is less than $100.00, the Dollar Cost Averaging Plan will cease. A new request will be required to resume this feature.

     To cancel the Dollar Cost Averaging feature you must submit a written request, in a form acceptable to us, to VPSC at one of the addresses listed on the first page of this prospectus. You can not elect Dollar Cost Averaging if you have chosen Automatic Asset Reallocation. You, however, have the option of alternating between these two policy features.

     This feature is available to you at no additional cost.

                          AUTOMATIC ASSET REALLOCATION


     This option allows you to maintain a set investment mix. For example, you could specify that 50% of the amount you have in the Investment Divisions of the Separate Account be allocated to a particular Investment Division, and the other 50% be allocated to another Investment Division. Over time, the variations in each of these Investment Divisions would cost this balance to shift. If you elect to have the Automatic Asset Reallocation (AAR) feature, we will automatically reallocate the amount you have in the Separate Account among the various Investment Divisions so that they are invested in the percentages you specify.



     We will make AAR transfers on the date you specify, of if the date you specify is not a Business Day, on the next Business Day. You can choose to schedule the investment allocations quarterly, semiannually or annually, but not on a monthly basis. You can specify any day of the month other than the 29th, 30th or 31st. Your AAR will be cancelled if a premium allocation change or fund transfer is submitted on your behalf and the AAR is not also modified at the time to be consistent with your fund transfer and premium allocation changes. To process AAR transfers, you must send a written request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other addresses we indicate to you in writing). NYLIAC must receive the request in writing no later than five business days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five business days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.



     The minimum Separate Account Value is $2,500. We will suspend this feature automatically if the Separate Account Value is less than $2,000 on a reallocation date. Once the Separate Account Value equals or exceeds this amount, AAR will resume automatically as scheduled. There is no minimum amount that you must allocate among Investment Divisions for this feature.



     You can cancel or modify the AAR feature at any time. To cancel or modify the AAR feature, you may call us at 1800-598-2019 or send a written cancellation request in a form acceptable to VPSC at one of the addresses listed on the first page of the Prospectus (or any other address we indicate to you in writing). You cannot elect AAR if you have chosen Dollar Cost Averaging. However, you have the option of alternating between the two features.


                                 INTEREST SWEEP

     You can direct that the interest earned in the Fixed Account be periodically transferred into the Investment Division(s) you specify. This automatic process is called Interest Sweep. If you choose the Interest Sweep feature, we will ask you to specify:

       -- the date you want this feature to start;

       -- the percentage you want to be transferred to each Investment Division;
          and

       -- how often you want us to make these transfers, either monthly, quarterly, semi-annually, or annually.

     We will begin to make Interest Sweep transfers when the amount in the Fixed Account is at least $2,500. You can specify any date that you want us to make these automatic transfers, with the exception of the 29th, 30th, or 31st of a month. To set up an Interest Sweep, you must send a completed Interest Sweep form to the VPSC at one of the addresses listed on the first page of this prospectus. VPSC must receive the request in writing no later than five Business Days prior to the date the transfer(s) are scheduled to begin. If your request for this option is received less than five Business Days prior to the date you request it to begin, the transfer(s) will begin on the date you have specified in the month following receipt of your request.

     You cannot choose the Interest Sweep feature if you have instructed us to deduct any part of your policy expenses from the Fixed Account. If you want to elect the Interest Sweep feature and you want to allocate your expenses, you must allocate your expense deduction to the MainStay VP Cash Management Investment Division.

     You can request Interest Sweep in addition to either the Dollar Cost Averaging or Automatic Asset Reallocation features. If an Interest Sweep transfer is scheduled for the same day as a Dollar Cost Averaging or Automatic Asset Reallocation transfer, we will process the Interest Sweep transfer first.

     If an Interest Sweep transfer would cause more than the greater of (i) $5,000 or (ii) 20% of the amount you have in the Fixed Account at the beginning of the Policy Year to be transferred from the Fixed Account, we will not process the transfer and we will suspend the Interest Sweep feature. If the amount you have in the Fixed Account is less than $2,000, we will automatically suspend this feature. Once the amount you have in the Fixed Account equals or exceeds this amount, the Interest Sweep feature will automatically resume as scheduled. You can cancel the Interest Sweep feature at any time. To cancel the Interest Sweep feature, you must send a written cancellation request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing).

     This feature is available at no additional cost.

                         DEATH BENEFIT UNDER THE POLICY

     The death benefit is the amount payable to the named Beneficiary when the Insured dies prior to the Insured's maturity date. Upon receiving due proof of death, we pay the Beneficiary the death benefit amount determined as of the date the Insured dies. All or part of the death benefit can be paid in cash or applied under one or more of our payment options described under ADDITIONAL PROVISIONS OF THE POLICY--Payment Options.

     The amount of the death benefit is determined by whether you have chosen Life Insurance Benefit Option 1 or Life Insurance Benefit Option 2.

     Life Insurance Benefit Option 1--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

     Life Insurance Benefit Option 2--Provides a death benefit equal to the greater of (i) the face amount of the policy in force on the Insured's date of death plus the Cash Value on the Insured's date of death or (ii) a percentage of the Cash Value equal to the minimum necessary for the policy to qualify as life insurance under Section 7702 of the IRC. (See the following table for these percentages.)

INSURED'S AGE                        INSURED'S AGE
  ON POLICY      IRC SECTION 7702      ON POLICY      IRC SECTION 7702
 ANNIVERSARY     LIFE INSURANCE %     ANNIVERSARY     LIFE INSURANCE %
-------------    ----------------    -------------    ----------------
     0-40               250                61                128
      41                243                62                126
      42                236                63                124
      43                229                64                122
      44                222                65                120
      45                215                66                119
      46                209                67                118
      47                203                68                117
      48                197                69                116
      49                191                70                115
      50                185                71                113
      51                178                72                111
      52                171                73                109
      53                164                74                107
      54                157              75-90               105
      55                150                91                104
      56                146                92                103
      57                142                93                102
      58                138                94                101
      59                134            95 & Over             100
      60                130


     The value of any additional benefits provided by rider on the Primary Insured's life is added to the amount of the death benefit. We pay interest on the death benefit from the date of death to the date the death benefit is paid or a payment option becomes effective. The interest rate equals the rate determined under the Interest Payment Option as described in ADDITIONAL PROVISIONS OF THE POLICY--Payment Options. We subtract any outstanding Policy Debt, and any unpaid monthly deductions if the death occurs during the 62-day late period and then credit the interest. Under both life insurance benefit options, negative investment experience in the Investment Divisions will never result in a death benefit that will be less than the face amount, so long as the policy remains in force.

     EXAMPLE 1:

     The following example shows how the death benefit varies as a result of investment performance on a policy with Life Insurance Benefit Option 1 assuming age at death is 45:

                                                           POLICY A   POLICY B
                                                           --------   --------
(1) Face amount..........................................  $100,000   $100,000
(2) Cash Value on date of death (and no loans)...........  $ 50,000   $ 40,000
(3) Internal Revenue Code ("IRC") Section 7702 Life
    Insurance Percentage on date of death................      215%       215%
(4) Cash Value multiplied by the IRC Percentage..........  $107,500   $ 86,000
(5) Death benefit = greater of (1) and (4)...............  $107,500   $100,000


     Tax law provisions relating to "employer-owned life insurance contracts" may impact whether and to what extent the Life Insurance Benefit may be received on a tax-free basis. You may be required to take certain actions before acquiring the Policy in order to ensure that such Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     EXAMPLE 2:*

     The following example shows how the death benefit varies as a result of investment performance on a policy assuming age at death is 97 (past maturity date):

                                                  POLICY A   POLICY B   POLICY C
                                                  --------   --------   --------
(1) Face amount as shown on the Policy Data
    Page........................................  $100,000   $100,000   $200,000
(2) Cash Surrender Value on date of death.......  $ 50,000   $110,000   $110,000
(3) Death benefit after maturity = Cash
    Surrender Value.............................  $ 50,000   $110,000   $110,000



---------------
* For all policies issued in New Jersey and for policies issued on or after May 1, 1995 in all other states.

     FACE AMOUNT CHANGES

     Certain states may impose limitations on increasing or decreasing the face amount of your policy. Refer to your policy for details. You can apply in writing to have the face amount increased or decreased. The policy also contains a provision that permits cancellation of an increase in the face amount during the free look period. This period begins on the date the increase takes effect and ends 20 days later (or the amount of time required by state law but not less than 10 days).

     The amount of an increase in face amount must be for at least $5,000 and is subject to our maximum retention limits. Evidence of insurability satisfactory to us is required for an increase. We reserve the right to limit increases, and the number of increases may be limited by state law. Generally, the Insured may not be older than age 80 as of the date of any increase in face amount. Any increase will take effect on the next Monthly Deduction Day on or after we approve the application for increase. An increase in face amount may affect the net amount at risk, which may increase the cost of insurance charge, and will incur a new 15-year surrender charge period only on the amount of the increase.

     Decreases in coverage are allowed. The face amount will be reduced by canceling insurance segments on a last purchased, first canceled basis and the appropriate surrender charge will be deducted from the Cash Value. (For a discussion of the charges associated with a decrease, see CHARGES UNDER THE POLICY--Surrender Charges.) Consult your tax adviser regarding the tax consequences of decreasing your coverage. A decrease in face amount is effective on the next Monthly Deduction Day following the receipt of a written request. The face amount may not be decreased to less than $50,000. We reserve the right to terminate the option of decreasing the face amount, and the number of decreases may be limited by state law.

     LIFE INSURANCE BENEFIT OPTION CHANGES

     You can change the life insurance benefit option of the policy while the Primary Insured is alive. Any change of option will take effect on the Monthly Deduction Day on or after the date we receive your signed request at one of the Variable Products Service Centers listed on the first page of this prospectus or such other location that we indicate to you in writing. Surrender charges may apply to any Face Amount decrease due to a change in Life Insurance Benefit Option. Changing your Life Insurance Benefit Options may have tax consequences. You should consult a tax adviser before changing your Life Insurance Benefit Option.

     If you change from Option 1 to Option 2, the face amount of the policy will be decreased by the Cash Value, and a surrender charge will be assessed if a surrender charge is then currently applicable.

     If you change from Option 2 to Option 1, the face amount of the policy will be increased by the Cash Value. No surrender charge schedule has been applied to those option changes since November 20, 1998. However, for policies issued on and before November 19, 1998 where a life insurance benefit change from Option 2 to Option 1 occurred, a surrender charge schedule was applied to any increase attributable to these changes. Effective May 19, 2000, this charge schedule was no longer in effect.

                       CASH VALUE AND CASH SURRENDER VALUE

     CASH VALUE

     The Cash Value of your policy is the sum of the Accumulation Value and the value in the Fixed Account. Initially, the Cash Value equals the net amount of the first premium paid under the policy. This amount is allocated among the Fixed Account and the Investment Divisions according to the allocation percentages requested in the application, or as subsequently changed by you.

     TRANSFERS

     All or part of the Cash Value can be transferred among Investment Divisions or from an Investment Division to the Fixed Account. We reserve the right to limit the number of transfers to the Fixed Account after the first two Policy Years. (In New Jersey and New York, no more than twelve transfers per Policy Year can be made from the Investment Divisions to the Fixed Account after the first two Policy Years.) The minimum amount that can be transferred from one Investment Division to another Investment Division, or to the Fixed Account, is the lesser of (i) $500 or (ii) the total value of the Accumulation Units in the Investment Division from which the transfer is being made. If, after an ordered transfer, the value of the remaining Accumulation Units in an Investment Division or the value in the Fixed Account would be less than $500, the entire value will be transferred. There is no charge for the first twelve transfers in any one Policy Year. We may impose a charge of up to $30 for each transfer in excess of twelve per year. Any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options will not count toward the twelve-transfer limit.

     Transfers can also be made from the Fixed Account to the Investment Divisions in certain situations. (See THE FIXED ACCOUNT.)

     REQUESTING A TRANSFER

     You can request a transfer by any of the four methods listed below. Transfer requests are subject to limitations and must be made in accordance with Our established procedures:

       -- submit your request in writing on a form we approve to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);

       -- use the IVR at 800-598-2019;

       -- speak to a customer service representative at 800-598-2019 on Business
          Days between the hours of 9:00 a.m. and 6:00 p.m. (Eastern Time); or

       -- make your request through the VSC.

     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.

     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. See "HOW TO REACH US FOR POLICY SERVICES" for information about the VPSC, VSC, and IVR.

     It is important that you inform NYLIAC of an address change so that you can receive important policy statements.

     All NYLIAC requirements must be met in order for us to process your service requests. Please review all service request forms carefully and provide all required information as applicable to the transaction. NYLIAC will not be able to process your request if information is missing.

     Transfers from Investment Divisions will be made based on the Accumulation Unit values at the end of the Business Day that NYLIAC receives the transfer request. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of the New York Stock Exchange, then they are deemed received on the next Business Day. See ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds.

     LIMITS ON TRANSFERS

     Procedures Designed to Limit Potentially Harmful Transfers--This policy is not intended as a vehicle for market timing. Accordingly, your ability to make transfers under the policy is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other policyowners.

     Any modification of the transfer privilege could be applied to transfers to or from some or all of the Investment Divisions. If not expressly prohibited by the policy, we may, for example:

       -- reject a transfer request from you or from any person acting on your behalf

       -- restrict the method of making a transfer

       -- charge you for any redemption fee imposed by an underlying Fund

       -- limit the dollar amount, frequency or number of transfers.

     Currently, if you or someone acting on your behalf requests transfers EITHER BY TELEPHONE OR ELECTRONICALLY into or out of one or more Investment Divisions on three or more days within any 60-day period, we will send you a letter notifying you that a transfer limitation has been exceeded. If we receive an additional transfer request that would result in transfers into or out of one or more Investment Divisions on three or more days within any 60 day period, we will process the transfer request. Thereafter, we will immediately suspend your ability to make transfers electronically and by telephone, regardless of whether you have received the warning letter. All subsequent transfer requests for your policy must then be made through the U.S. mail or an overnight courier and received by VPSC at one of the addresses noted on the first page of this prospectus. We will provide you with written notice when we take this action.

     We currently do not include the following transfers in these limitations, although we reserve the right to include them in the future: transfers to and from the Fixed Account; the first transfer into the Investment Divisions at the expiration of the free look period; the first transfer out of the Mainstay VP Cash Management Investment Division within six months of the issuance of a policy; and transfers made pursuant to the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options.

     WE MAY CHANGE THESE LIMITATIONS OR RESTRICTIONS OR ADD NEW ONES AT ANY TIME WITHOUT PRIOR NOTICE; YOUR POLICY WILL BE SUBJECT TO THESE CHANGES REGARDLESS OF THE ISSUE DATE OF YOUR POLICY. All transfers are subject to the limits set forth in the prospectus in effect on the date of the transfer request, regardless of when your policy was issued. Note, also, that any applicable transfer rules, either as indicated above or that we may utilize in the future, will be applied even if we cannot identify any specific harmful effect from any particular transfer.

     We apply our limits on transfers procedures to all owners of this policy without exception.

     Orders for the purchase of Fund portfolio shares are subject to acceptance by the relevant Fund. We will reject or reverse, without prior notice, any transfer request into an Investment Division if the purchase of shares in the corresponding Fund portfolio is not accepted by the Fund for any reason. For transfers into multiple Investment Divisions, the entire transfer request will be rejected or reversed if any part of it is not accepted by any one of the Funds. We will provide you with written notice of any transfer request we reject or reverse. You should read the Fund prospectuses for more details regarding their ability to refuse or restrict purchases or redemptions of their shares. In addition, a Fund may require us to share specific policyowner transactional data with them, such as taxpayer identification numbers and transfer information.

     Risks Associated with Potentially Harmful Transfers--Our procedures are designed to limit potentially harmful transfers. We cannot guarantee, however, that our procedures will be effective in detecting and preventing all transfer activity that could disadvantage or potentially hurt the rights or interests of other policyowners. The risks described below apply to policyowners and other persons having material rights under the policies.

       -- We do not currently impose redemption fees on transfers or expressly limit the number or size of transfers in a given period. Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than our procedures in deterring or preventing potentially harmful transfer activity.

       -- Our ability to detect and deter potentially harmful transfer activity may be limited by policy provisions.

       -- (1) The underlying Fund portfolios may have adopted their own policies and procedures with respect to trading of their respective shares. The prospectuses for the underlying Fund portfolios, in effect at the time of any trade, describe any such policies and procedures. The trading policies and procedures of an underlying Fund portfolio may vary from ours and be more or less effective at preventing harm. Accordingly, the sole protection you may have against potentially harmful frequent transfers is the protection provided by the procedures described herein.

     (2) The purchase and redemption orders received by the underlying Fund portfolios reflect the aggregation and netting of multiple orders from owners of this policy and other variable policies issued by us. The nature of these combined orders may limit the underlying Fund portfolios' ability to apply their respective trading policies and procedures. In addition, if an underlying Fund portfolio believes that a combined order we submit may reflect one or more transfer requests from owners engaged in potentially harmful transfer activity, the underlying Fund portfolio may reject the entire order and thereby prevent us from implementing any transfers that day. We do not generally expect this to happen. Alternatively, Funds may request information on individual policyowner transactions and may impose restrictions on individual policyowner transfer activity.

       -- Other insurance companies, which invest in the Fund portfolios underlying this policy, may have adopted their own policies and procedures to detect and prevent potentially harmful transfer activity. The policies and procedures of other insurance companies may vary from ours and be more or less effective at preventing harm. If their policies and procedures fail to successfully discourage potentially harmful transfer activity, there could be a negative effect on the owners of all of the variable policies, including ours, whose variable investment options correspond to the affected underlying Fund portfolios.

       -- Potentially harmful transfer activity could result in reduced performance results for one or more Investment Divisions, due to among other things:

          (1) an adverse effect on portfolio management, such as:

               a) impeding a portfolio manager's ability to sustain an investment objective;

               b) causing the underlying Fund portfolio to maintain a higher level of cash than would otherwise be the case; or

               c) causing an underlying Fund portfolio to liquidate investments prematurely (or otherwise at an otherwise inopportune time) in order to pay withdrawals or transfers out of the underlying Fund portfolio.

          (2) increased administrative and Fund brokerage expenses.

          (3) dilution of the interests of long-term investors in an Investment Division if purchases or redemptions into or out of an underlying Fund portfolio are made when, and if, the underlying Fund portfolio's investments do not reflect an accurate value (sometimes referred to as "time-zone arbitrage" and "liquidity arbitrage").

     INVESTMENT RETURN

     The investment return of a policy is based on:

       -- The Accumulation Units held in each Investment Division,

       -- The investment experience of each Investment Division as measured by its actual net rate of return, and

       -- The interest rate credited on Cash Values held in the Fixed Account.

     The investment experience of an Investment Division reflects increases or decreases in the net asset value of the shares of the underlying Fund, any dividend or capital gains distributions declared by the Fund, and any charges against the assets of the Investment Division. This investment experience is determined each Business Day that the net asset value of the underlying Portfolio is determined. The actual net rate of return for an Investment Division measures the investment experience from the end of one Business Day to the end of the next Business Day.

     CASH SURRENDER VALUE

     The policy can be surrendered for its Cash Surrender Value at any time before the Insured dies. Unless a later effective date is selected, the surrender is effective on the date we receive the policy and a written request in proper form at one of the Variable Products Service Center addresses listed on the first page of this prospectus. The written request for surrender is deemed received on the date that they are received by mail at VPSC or such other location that we indicate to you in writing. If, however, the date that they are received is not a Business Day, or if they are received other than through the mail after the closing of regular trading on the New York Stock Exchange, they are deemed received on the next Business Day.

     Because the Cash Value of the policy fluctuates with the performance of the Investment Divisions and the interest rate credited to the Fixed Account, and because certain surrenders or partial withdrawals are subject to a surrender charge, and because of charges made against the policy, the total amount paid upon surrender of the policy (taking into account any prior withdrawals) can be more or less than the total premiums.

     NET CASH VALUE

     Your policy may lapse without value if the Net Cash Value is insufficient to cover the charges. Therefore, while premium payments are flexible, you may need to make additional premium payments so that the Net Cash Value of your policy is sufficient to pay the charges needed to keep your policy in effect.

     PARTIAL WITHDRAWALS

     The owner of a policy can make a partial withdrawal of the policy's Cash Surrender Value at any time while the Insured is living, by sending a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing) or by calling a service representative at (800) 598-2019. Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed partial withdrawal requests or e-mails of imaged, signed requests. The minimum partial withdrawal is $500 unless we agree otherwise. We will apply uniform rules in agreeing to partial withdrawals under $500. The amount available for a partial withdrawal is the policy's Cash Surrender Value at the end of the Business Day that we receive the request for the partial withdrawal at our VPSC. Please note that partial withdrawal requests for amounts greater than $25,000 or partial withdrawal requests made from policies that are less than 90 days old or that effected an address or ownership change within 30 days of such partial withdrawal must be made in writing and sent to VPSC at one of the addresses listed on the first page of this prospectus. The partial withdrawal will be made on a pro-rata basis from the Fixed Account and/or Investment Divisions, unless you indicate otherwise. If the portion of your request for a partial withdrawal from the Fixed Account or Investment Division is greater than the amount in the Fixed Account and/or

Investment Division, we will reduce the partial withdrawal by that amount and pay you the entire value of that Fixed Account and/or Investment Division, less any surrender charge which may apply. Partial withdrawals will cause a reduction in the policy's face amount when Life Insurance Benefit Option 1 is in effect. We reserve the right to limit the amount and frequency of partial withdrawals, and state law limitations may also apply. Partial withdrawals and surrenders may be subject to surrender charges. See CHARGES UNDER THE POLICY--Other Charges--Partial Withdrawal Charge.

     We will pay any partial withdrawals generally within seven days after we receive all of the necessary documentation and information. However, we may delay payment under certain circumstances. (See "ADDITIONAL PROVISIONS OF THE POLICY--When We Pay Proceeds" for more information.)

     Unless you choose a later effective date, your requested partial withdrawal will be effective on the date we receive your written request. However, if the day we receive your request is not a Business Day or if your request is received after the closing of regular trading on the New York Stock Exchange, then the requested partial withdrawal will be effective on the next Business Day.

     We will charge a fee, not to exceed the lesser of $25 or 2% of the amount withdrawn, for processing a partial withdrawal. This fee will be deducted from the remaining balance of the Fixed Account and/or Investment Divisions based on the withdrawal allocation, or if the fee amount exceeds the remaining balance, it will be deducted from the Fixed Account and/or Investment Divisions on a pro rata basis. When you make a partial withdrawal, the death benefit, the Cash Value, the Net Cash Value and the Cash Surrender Value will be reduced by the amount of the withdrawal proceeds you receive as of the date you receive the payment and any applicable surrender charge.

     A partial surrender may result in taxable income and a penalty tax to you. (See "FEDERAL INCOME TAX CONSIDERATIONS" for more information.)

                              POLICY LOAN PRIVILEGE

     Using the policy as sole security, you can borrow any amount up to the loan value of the policy. The loan value on any given date is equal to (i) 90% of the Cash Value, less applicable surrender charges and less any deferred contract charges, less (ii) any Policy Debt. Certain of the provisions discussed below, applicable to policy loans, differ considerably in the state of New Jersey. New Jersey policyowners should review their policy for further details.

     When you request a loan, a transfer of funds can be made from the Separate Account to the Fixed Account so that the Cash Value in the Fixed Account is at least 106% of the requested loan plus any outstanding loans, including accrued loan interest. This percentage will change in accordance with changes in the loan interest rate, but will never exceed 108%. We will transfer these funds from the Investment Divisions of the Separate Account in accordance with your instructions, or if you have not provided us with any instructions, in proportion to the amounts you have in each Investment Division. While any policy loan is outstanding, we will not allow you to make any partial withdrawals or transfer any funds from the Fixed Account if the partial withdrawal or transfer would cause the cash value of the Fixed Account to fall below 106% of all outstanding loans (or a different percentage based on the loan interest rate). In addition, if the monthly deductions from Cash Value will cause the Cash Value of the Fixed Account to fall below the total amount of all outstanding policy loans, we will take these deductions from the Investment Divisions of the Separate Account in proportion to the amounts you have in each Investment Division.

     LOAN INTEREST

     The effective annual loan interest rate is 6% for all policies issued on and after May 19, 2000 and for all new and existing loans on their policy anniversaries following May 19, 2000, which is payable in arrears. We reserve the right to set a lower rate, which we will determine at least once every twelve months, but not more frequently than once in any three month period. Loan interest for the Policy Year that a loan is taken will be due on the next policy anniversary. Loan interest accrues each day and is payable on the earliest of the policy anniversary, on the date of death, surrender, or lapse, or on the date of a loan increase or loan repayment. Loan interest not paid in cash as of the policy anniversary, or prior to the expiration of the late period, will be charged as a new loan. An amount may need to be transferred to the Fixed Account to cover this increased loan amount. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. (See LOAN REPAYMENT below).

     If we have set a loan interest rate lower than 6%, any subsequent increase in the interest rate will be subject to the following conditions:

          (1) The effective date of any increase in the interest rate will not be earlier than one year after the effective date of the establishment of the previous rate.

          (2) The amount by which the interest rate may be increased will not exceed one percent per year, but the rate of interest will in no event ever exceed 8%.

          (3) We will give notice of the interest rate in effect when a loan is made and when sending notice of loan interest due.

          (4) If a loan is outstanding 40 days or more before the effective date of an increase in the interest rate, we will notify you of that increase at least 30 days prior to the effective date of the increase.

          (5) We will give notice of any increase in the interest rate when a loan is made during the 40 days before the effective date of the increase.

     WHEN LOAN INTEREST IS DUE

     The interest we charge on a loan accrues daily and is payable on the earliest of the following dates:

       -- the policy anniversary;

       -- the date you increase or repay a loan;

       -- the date you surrender the policy;

       -- the date the policy lapses; or

       -- the date on which the last surviving insured dies.

     Any loan interest due on a policy anniversary that you do not pay will be charged against the policy as an additional loan. You should be aware that the larger the loan becomes relative to the Net Cash Value, the greater the risk that the remaining Net Cash Value may not be sufficient to support the policy charges and expenses, including any loan interest due, and the greater the risk of the policy lapsing. In addition, if the interest charged would cause the amount of the borrowing to exceed 90% of the Cash Surrender Value of the policy, the interest amount will be withdrawn on a pro rata basis across all investment Divisions.

     LOAN REPAYMENT

     All or part of an unpaid loan can be repaid before the Insured's death or before the policy is surrendered. Loan repayments are allocated to the Investment Divisions and/or the Fixed Account in accordance with premium allocations in effect at the time of the loan repayment, unless you indicate otherwise. If a loan is outstanding when the life insurance or surrender proceeds become payable, we will deduct the amount of any Policy Debt from these proceeds. In addition, if any Policy Debt exceeds the policy's Cash Surrender Value, we will mail a notice to you at your last known address and a copy to the last known assignee on our records. If you do not pay the necessary amount within 31 days after the day we mail you this notice, we will terminate your policy. This could result in a taxable gain to you. Loan repayments must be sent to NYLIAC at one of the addresses listed on the first page of this prospectus.

     INTEREST ON LOANED VALUE

     The amount of any loan is held in the Fixed Account and earns interest at a rate we determine. Such rate will never be less than 2% less than the effective annual loan interest rate, and in no event less than 4%.

     Currently, the amount in the Fixed Account that is collateral for an outstanding loan is credited with interest at a rate that is 1% less than the effective annual loan interest rate during the first 10 Policy Years and 0.5% less than the effective rate in subsequent Policy Years. These rates are not guaranteed and can change at any time.

     That portion of the policy's Cash Value held in the Fixed Account is not affected by the Separate Account's investment performance. The Cash Value is affected because the portion of the Cash Value equal to the policy loan is credited with an interest rate declared by us rather than a rate of return reflecting the investment performance of the Separate Account. Any interest credited on the loan amount in the Fixed Account remains in the Fixed Account unless you transfer amounts no longer needed as security to the Separate Account.

     THE EFFECTS OF A POLICY LOAN

     A loan, repaid or not, has a permanent effect on your Cash Value. This effect occurs because the investment result of each Investment Division applies only to the amount remaining in such Investment Divisions. The longer a loan is outstanding, the greater the effect on your Cash Value is likely to be. The effect could be favorable or unfavorable. If the Investment Divisions earn more than the annual interest rate for loaned amounts held in the Fixed Account, your Cash Value will not increase as rapidly as it would have had no loan been made. If the Investment Divisions earn less than the interest earned on loaned amounts held in the Fixed Account, then your Cash Value may be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding loan principal and any accrued interest will reduce the Policy Proceeds that might otherwise be payable.

     In addition, unpaid loan interest generally will be treated as an additional new loan under the Code. If the policy is a modified endowment contract a loan may result in taxable income and penalty taxes to you. In addition, for all policies, if the loans taken, including unpaid interest, exceed the premiums paid, policy surrender or policy lapse will result in a taxable gain to you. (See FEDERAL INCOME TAX CONSIDERATIONS for more information).

                               EXCHANGE PRIVILEGE

     At any time within 24 months of the Issue Date or after an increase in the face amount of the policy, you may request that the entire Accumulation Value of the policy be transferred to the Fixed Account to acquire fixed benefit life insurance protection on the life of the Insured. You, however, may request such a transfer within 24 months after an increase in the face amount of the policy solely with respect to the lesser of that portion of the post-increase premiums attributable to the increase in the face amount of the policy or the Accumulation Value under the policy. The exchange will become effective when VPSC receives your written request, in a form acceptable to us, at one of the addresses listed on the first page of this prospectus.

     At any time within 24 months of the Issue Date, you can exchange the policy for a policy on a permanent plan of life insurance that we or one of our affiliates offer for this purpose. We will not require evidence of insurability. The date of exchange will be the later of (a) the date you send us the policy along with a proper written request; or (b) the date we receive the policy at one of the Variable Products Service Centers listed on the first page of this prospectus, or such other location that we indicate to you in writing, and the necessary payment for the exchange. Upon an exchange of a policy, all riders and benefits will end unless we agree otherwise or unless required under state law. The exchanged policy will have the same Issue Date, issue age, and risk classification as the original policy. The amount applied to your new policy will be the policy's Accumulation Value as of the date of the exchange plus a refund of all cost of insurance charges. Because policy values may increase or decrease due to market fluctuations during the period between submission of the exchange request and actual processing, the Cash Value applied to your new policy may be impacted. Please consult your registered representative for options to potentially mitigate market exposure during the time it will take to process the exchange. In order to exchange the policy, we will require: (a) that the policy be in effect on the date of exchange; (b) repayment of any Policy Debt; and (c) an adjustment, if any, for premiums and Cash Values of the policy and any new policy.

     SPECIAL NEW YORK REQUIREMENTS. In the event of a material change in the investment policy of a Portfolio, you may convert your policy to a new flexible premium life insurance policy for an amount of insurance not to exceed the amount of the death benefit under your original policy on the date of conversion. The new policy will be based on the same issue age, gender, and class of risk as your original policy, but will not offer variable investment options such as the Investment Divisions. We will not require that you provide evidence of insurability to effect this conversion. You will have 60 days after the later of (1) the effective date of the change in the investment policy of the Portfolio and (2) the date you receive notification of such change. All riders attached to your original policy will end on the date of any such conversion.

                               YOUR VOTING RIGHTS

     The Funds are not required to and typically do not hold annual stockholder meetings. Special shareholder meetings will be called when necessary.

     To the extent required by law, whenever a special shareholder meeting is held, NYLIAC will vote the Portfolio shares held in the Separate Account in accordance with instructions received from policyowners having voting interests in the corresponding Investment Divisions. If, however, applicable laws or regulations change, and as a result, we determine that we are allowed to vote the Portfolio shares in our own right, we may elect to do so.

     The number of votes which are available to a policyowner will be calculated separately for each Investment Division and will be determined by applying the policyowner's percentage interest in a particular Investment Division to the total number of votes attributable to the Investment Division.

     The number of available votes of an Eligible Portfolio will be determined as of the date established by that Portfolio for determining shareholders eligible to vote at the meeting of the relevant Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by the relevant Fund.

     Fund shares for which no timely instructions are received will be voted in proportion to the timely voting instructions received from all policies participating in that Investment Division. As a result, because of proportional voting, a small number of policy owners may control the outcome of the vote. Voting instructions to abstain on any item to be voted upon will be applied on a pro rata basis to reduce the votes eligible to be cast. Each person having a voting interest in an Investment Division will receive proxy material, reports, and other materials relating to the appropriate Portfolio.

                                   OUR RIGHTS

     We reserve the right to take certain actions in connection with our operations and the operations of the Separate Account. These actions will be taken in accordance with applicable laws (including obtaining any required approval of the SEC and any other required regulatory approvals). If necessary, we will seek your approval.

     Specifically, we reserve the right to:

       -- add or remove any Investment Division;

       -- create new separate accounts;

       -- combine the Separate Account with one or more other separate accounts;

       -- operate the Separate Account as a management investment company or in any other form permitted by law;

       -- deregister the Separate Account under the 1940 Act;

       -- manage the Separate Account under the direction of a committee or discharge such committee at any time;

       -- transfer the assets of the Separate Account to one or more other separate accounts; and

       -- restrict or eliminate any of the voting rights of policyowners or other persons who have voting rights as to the Separate Account.

     NYLIAC also reserves the right to change the names of the Separate Account.

                   DIRECTORS AND PRINCIPAL OFFICERS OF NYLIAC*






DIRECTORS:                                           POSITIONS DURING LAST FIVE
                                                     YEARS:

Christopher O. Blunt...............................  Executive Vice President in
                                                     charge of Retirement Income
                                                     Security, New York Life, May
                                                     2009 to date; Senior Vice
                                                     President in charge of
                                                     Retirement Income Security,
                                                     November 2008 to April 2009;
                                                     Senior Vice President and Chief
                                                     Operating Officer of Life and
                                                     Annuity, March 2007 to October
                                                     2008. Executive Vice President,
                                                     New York Life Investment
                                                     Management LLC, June 2004 to
                                                     February 2007. Executive Vice
                                                     President, NYLIAC, May 2009 to
                                                     date; Senior Vice President and
                                                     Chief Operating Officer for Life
                                                     & Annuity, March 2007 to May
                                                     2009; Director, July 2007 to
                                                     date. CEO, Giving Capital, April
                                                     2001 to March 2004.

Frank M. Boccio....................................  Executive Vice President and
                                                     Chief Administrative Officer,
                                                     New York Life, September 2007 to
                                                     date; Senior Vice President and
                                                     Chief Administrative Officer,
                                                     Life and Annuity, January 2002
                                                     to August 2007; Senior Vice
                                                     President, Individual Policy
                                                     Services, July 1995 to December
                                                     2001. Executive Vice President,
                                                     NYLIAC, May 2008 to date; Senior
                                                     Vice President, August 2001 to
                                                     May 2008; Director, December
                                                     1998 to date.

Stephen P. Fisher..................................  President, MainStay Funds, New
                                                     York Life Investment Management
                                                     LLC, March 2007 to date; Chief
                                                     Marketing Officer and Senior
                                                     Managing Director, March 2005 to
                                                     date. Director, NYLIAC January
                                                     2011 to date.


John T. Fleurant...................................  Senior Vice President Finance
                                                     and Controller, New York Life,
                                                     November 2010 to date. Director,
                                                     NYLIAC, January 2011 to date.
                                                     Controller, Prudential Financial
                                                     December 1995 to September 2010.

Solomon Goldfinger.................................  Senior Vice President and Senior
                                                     Advisor to the Chief Executive
                                                     Officer, New York Life, March
                                                     2010 to date; Senior Vice
                                                     President and Senior Advisor to
                                                     the President and Chief
                                                     Executive Officer, March 2009 to
                                                     March 2010; Senior Vice
                                                     President and Senior Advisor to
                                                     the President, July 2007 to
                                                     March 2009; Senior Vice
                                                     President and Senior Advisor to
                                                     the Chief Operating Officer,
                                                     March 2007 to July 2007; Senior
                                                     Vice President and Chief
                                                     Operating Officer, Life and
                                                     Annuity, October 2005 to
                                                     February 2007; Senior Vice
                                                     President and Chief Financial
                                                     Officer, Life and Annuity,
                                                     January 2004 to September 2005.
                                                     Senior Vice President and Senior
                                                     Advisor, NYLIAC, March 2007 to
                                                     date; Senior Vice President,
                                                     April 2006 to March 2007; Senior
                                                     Vice President and Chief
                                                     Financial Officer, September
                                                     2001 to April 2006; Senior Vice
                                                     President, April 1992 to
                                                     September 2001; Director, May
                                                     1998 to date.

Michael J. Gordon..................................  Senior Vice President, Agency
                                                     Life Operations, New York Life,
                                                     March 2010 to date; First Vice
                                                     President, Agency Department,
                                                     March 2008 to March 2010; Vice
                                                     President, September 2006 to
                                                     March 2008; Corporate Vice
                                                     President, Agency Department,
                                                     January 2006 to September 2006;
                                                     Corporate Vice President,
                                                     Individual Annuity Department,
                                                     April 2005 to January 2006;
                                                     Corporate Vice President,
                                                     Business Resilience Department,
                                                     January 2004 to April 2005;
                                                     Corporate Vice President,
                                                     Corporate Internet Department,
                                                     September 2002 to January 2004.
                                                     Senior Vice President, NYLIAC,
                                                     March 2010 to date; Director,
                                                     May 2010 to date.

Steven D. Lash.....................................  Senior Vice President and Chief
                                                     Financial Officer of Retirement
                                                     Income Security, New York Life,
                                                     November 2008 to date; Senior
                                                     Vice President of Corporate
                                                     Finance, July 2007 to October
                                                     2008. Principal, Ernst & Young,
                                                     October 1999 to June 2007.
                                                     Director, Senior Vice President
                                                     and Chief Financial Officer,
                                                     NYLIAC, January 2009 to date.


Theodore A. Mathas.................................  Chairman, President and Chief
                                                     Executive Officer, New York
                                                     Life, June 2009 to date;
                                                     President and Chief Executive
                                                     Officer, June 2008 to May 2009;
                                                     President and Chief Operating
                                                     Officer, July 2007 to July 2008;
                                                     Vice Chairman of the Board and
                                                     Chief Operating Officer, July
                                                     2006 to July 2007; Executive
                                                     Vice President and Co-Head, U.S.
                                                     Insurance Operations, January
                                                     2004 to July 2006; Senior Vice
                                                     President and Chief Operating
                                                     Officer, March 2001 to January
                                                     2004; Senior Vice President and
                                                     Chief Operating Officer, Agency
                                                     Department, August 1999 to March
                                                     2001. Chairman of the Board,
                                                     NYLIAC, July 2007 to date;
                                                     Chairman and President, May 2008
                                                     to date; President, July 2007 to
                                                     May 2008; Vice Chairman of the
                                                     Board and Chief Operating
                                                     Officer, July 2006 to July 2007;
                                                     Executive Vice President January
                                                     2004 to July 2006; Director,
                                                     August 2001 to July 2007.

Mark W. Pfaff......................................  Executive Vice President in
                                                     charge of US Life Insurance &
                                                     Agency, New York Life, May 2009
                                                     to date; Senior Vice President-
                                                     in charge of U.S. Life Insurance
                                                     and Agency, November 2008 to
                                                     April 2009; Senior Vice
                                                     President-Agency, January 2006
                                                     to October 2008; Senior Vice
                                                     President-Northeastern Agencies,
                                                     April 2004 to December 2005.
                                                     Executive Vice President in
                                                     charge of US Life Insurance &
                                                     Agency, NYLIAC, May 2009 to
                                                     date: Director, January 2009 to
                                                     date; Senior Vice President in
                                                     charge of Agency Department June
                                                     2006 to April 2009; Director
                                                     June 2006 to July 2007.

Arthur H. Seter....................................  Senior Vice President and Deputy
                                                     Chief Investment Officer, New
                                                     York Life, July 2006 to date.
                                                     Senior Managing Director, New
                                                     York Life Investment Management
                                                     LLC, January 2000 to June 2006.
                                                     Senior Vice President and Chief
                                                     Investment Officer, NYLIAC, May
                                                     2008 to date; Senior Vice
                                                     President, April 2007 to May
                                                     2008; Director, June 2006 to
                                                     date.

Michael E. Sproule.................................  Executive Vice President and
                                                     Chief Financial Officer, New
                                                     York Life, March 2003 to date.
                                                     Executive Vice President and
                                                     Chief Financial Officer, NYLIAC,
                                                     January 2011 to date; Director,
                                                     June 2002 to date.


Joel M. Steinberg..................................  Senior Vice President and Chief
                                                     Actuary, New York Life, November
                                                     2008 to date; Senior Vice
                                                     President and Chief Financial
                                                     Officer of Life and Annuity,
                                                     March 2006 to October 2008;
                                                     Senior Vice President and Chief
                                                     Actuary, April 2001 to February
                                                     2006. Senior Vice President and
                                                     Chief Actuary, NYLIAC, January
                                                     2009 to date; Senior Vice
                                                     President and Chief Financial
                                                     Officer, April 2006 to January
                                                     2009; Senior Vice President and
                                                     Chief Actuary, December 2001 to
                                                     April 2006; Director, December
                                                     2005 to date.

Susan A. Thrope....................................  Senior Vice President and Deputy
                                                     General Counsel and Secretary,
                                                     New York Life, March 2004 to
                                                     date. Director, NYLIAC, July
                                                     2010 to date.

PRINCIPAL OFFICERS:                                  POSITIONS DURING LAST FIVE
                                                     YEARS:


Scott L. Berlin....................................  Senior Vice President, Office of
                                                     the Chief Actuary, New York
                                                     Life, December 2009 to date;
                                                     Senior Vice President in charge
                                                     of the Individual Life
                                                     Department, March 2008 to
                                                     December 2009; Senior Vice
                                                     President, March 2005 to March
                                                     2008; Vice President, September
                                                     2003 to March 2005. Senior Vice
                                                     President in charge of
                                                     Individual Life, NYLIAC, April
                                                     2005 to date; Vice President,
                                                     January 2005 to April 2005;
                                                     Director, April 2005 to date.

Thomas F. English..................................  Senior Vice President and Chief
                                                     Insurance Counsel, New York
                                                     Life, September 2007 to date;
                                                     Senior Vice President and
                                                     General Counsel, April 2005 to
                                                     September 2007; Senior Vice
                                                     President and Deputy General
                                                     Counsel, January 2000 to April
                                                     2005. Senior Vice President and
                                                     Chief Legal Officer, NYLIAC, May
                                                     2008 to date; Senior Vice
                                                     President and General Counsel,
                                                     April 2005 to May 2008; Senior
                                                     Vice President and Deputy
                                                     General Counsel, January 2000 to
                                                     April 2005.

Robert M. Gardner..................................  First Vice President, New York
                                                     Life, March 2011 to date; Vice
                                                     President, April 2008 to March
                                                     2011; Corporate Vice President-
                                                     Accounting, March 2003 to March
                                                     2008. Vice President and
                                                     Controller, NYLIAC, December
                                                     2010 to date; Vice President,
                                                     May 2008 to December 2010;
                                                     Corporate Vice President, June
                                                     2006 to May 2008.


John Y. Kim........................................  Executive Vice President and
                                                     Chief Investment Officer, New
                                                     York Life, January 2011 to date;
                                                     Executive Vice President, April
                                                     2008 to December 2010. Chairman
                                                     & CEO, NYLIM, January 2011 to
                                                     date; CEO & President, April
                                                     2008 to December 2010.
                                                     President-Prudential Retirement,
                                                     Prudential Financial, April 2004
                                                     to September 2007. Executive
                                                     Vice President, NYLIAC, December
                                                     2008 to date.

Catherine A. Marrion...............................  Vice President and Associate
                                                     General Counsel, New York Life,
                                                     March 2001 to date. Vice
                                                     President and Secretary, NYLIAC,
                                                     April 2005 to date; Secretary
                                                     March 2000 to March 2005.

Barbara J. McInerney...............................  Senior Vice President and Chief
                                                     Compliance Officer, New York
                                                     Life, March 2008 to date; Senior
                                                     Vice President in charge of
                                                     Corporate Compliance, September
                                                     2000 to February 2008. Senior
                                                     Vice President in charge of
                                                     Corporate Compliance, NYLIAC,
                                                     August 2001 to date; Vice
                                                     President in charge of Corporate
                                                     Compliance, August 2000 to July
                                                     2001.

John R. Meyer......................................  Senior Vice President and Chief
                                                     Operating Officer of Retirement
                                                     Income Security, New York Life,
                                                     November 2008 to date; Senior
                                                     Vice President in charge of the
                                                     Individual Annuity Department,
                                                     March 2008 to October 2008;
                                                     Senior Vice President,
                                                     Individual Annuity Department,
                                                     March 1999 to February 2008.
                                                     Senior Vice President, NYLIAC,
                                                     May 2009 to date; Senior Vice
                                                     President in charge of
                                                     Individual Annuity, August 2002
                                                     to May 2009; Director, October
                                                     2003 to date.

Angelo J. Scialabba................................  First Vice President, New York
                                                     Life, November 2006 to date;
                                                     Vice President, March 1998 to
                                                     November 2006. First Vice
                                                     President, January 2011 to date;
                                                     First Vice President and
                                                     Controller, NYLIAC, November
                                                     2006 to January 2011; Vice
                                                     President and Controller,
                                                     January 2005 to November 2006.

Eileen T. Slevin...................................  Senior Vice President and Chief
                                                     Information Officer, New York
                                                     Life, July 2007 to date; Senior
                                                     Vice President 1999 to June
                                                     2007. Senior Vice President and
                                                     Chief Information Officer,
                                                     NYLIAC, July 2007 to date.


Richard J. Witterschein............................  First Vice President and
                                                     Treasurer, New York Life, July
                                                     2007 to date; Vice President and
                                                     Assistant Treasurer, March 2006
                                                     to June 2007; Corporate Vice
                                                     President, March 2000 to
                                                     February 2006. First Vice
                                                     President and Treasurer, NYLIAC,
                                                     July 2007 to date; Vice
                                                     President and Assistant
                                                     Treasurer June 2006 to July
                                                     2007.



---------------

* Principal business address is 51 Madison Avenue, New York, New York 10010.


                                THE FIXED ACCOUNT

     The Fixed Account is supported by the assets in NYLIAC's General Account, which includes all of NYLIAC's assets except those assets specifically allocated to the Separate Account. NYLIAC has sole discretion to invest the assets of the Fixed Account subject to applicable law. The Fixed Account is not registered under the federal securities laws and is not generally subject to their provisions. NYLIAC has been advised that the staff of the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account.

     INTEREST CREDITING

     NYLIAC guarantees that it will credit interest at an annual rate of at least 4% to values in or transferred to the Fixed Account under the policies. NYLIAC may, at its sole discretion, credit a higher rate of interest to the Fixed Account, or to amounts allocated or transferred to the Fixed Account. The interest rate will be set by NYLIAC and can change daily. The interest rate may differ for loaned and non-loaned amounts in the Fixed Account.

     TRANSFERS TO INVESTMENT DIVISIONS AND TO THE FIXED ACCOUNT

     Amounts may be transferred from the Fixed Account to the Investment Divisions, subject to the following conditions.

     1. Maximum Transfer. The maximum amount you are allowed to transfer from the Fixed Account to the Investment Divisions during any Policy Year is the greater of $5,000 or 20% of the value in the Fixed Account at the beginning of the Policy Year. This means, for example if you have $50,000 in the Fixed Account, it will take you 8 years to transfer out the entire amount.




     -- Minimum Transfer. The minimum amount that you may transfer from the Fixed Account to the Investment Divisions is the lesser of (i) $500 or
        (ii) the value in the Fixed Account. In most states, we will consider transfers of amounts less than this minimum.





     -- Minimum Remaining Value. If, after a contemplated transfer, the remaining values in the Fixed Account would be less than $500, we have the right to include that amount in the transfer.



     -- Transfer Charge. We may impose a charge of up to $30 per transfer for each transfer after the first twelve in any Policy Year. We will deduct this charge from accounts in the Investment Divisions and amounts not held as collateral for a loan in the Fixed Account in proportion to amounts in these investment options. We will not count any transfer made in connection with the Dollar Cost Averaging, Automatic Asset Reallocation, and Interest Sweep options as a transfer toward the twelve transfer limit.



     -- How to request a transfer:



          (1) submit your request in writing on a form we approve to the VPSC at one of the addresses listed on the first page of this prospectus (or any other address we indicate to you in writing);



          (2) use the Interactive Voice Response system at 800-598-2019;

          (3) speak to a customer service representative at 800-598-2019 on Business Days between the hours of 9:00 a.m. and 6:00 p.m. Eastern Time; or



          (4) make your request through the VSC.



     Faxed requests are not acceptable and will not be honored at any time. In addition, we will not accept e-mailed requests or e-mails of imaged, signed requests.



     Transfer requests received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time), or received on a non-Business Day, will be priced as of the next Business Day. (See "HOW TO REACH US FOR POLICY SERVICES" for more information.)


     We reserve the right to limit transfers from the Investment Divisions to the Fixed Account after the first two Policy Years. In New Jersey and New York, after the first two Policy Years, you may not make more than 12 transfers to the Fixed Account in any one Policy Year. You should review your policy for further details. Certain limits apply to transfers into and out of Investment Divisions. See CASH VALUE AND CASH SURRENDER VALUE--Limits on Transfers.

     See the policy for details and a description of the Fixed Account.

                        FEDERAL INCOME TAX CONSIDERATIONS

     OUR INTENT

     Our intent in the discussion in this section is to provide general information about federal income tax considerations related to the policies. This is not an exhaustive discussion of all tax questions that might arise under the policies. This discussion is not intended to be tax advice for you. Tax results may vary according to your particular circumstances, and you may need tax advice in connection with the purchase or use of your policy.

     The discussion in this section is based on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). We have not included any information about applicable state or other tax laws except as noted in "Other Tax Issues" below. Further, you should note that tax law changes from time to time. We do not know whether the treatment of life insurance policies under federal income tax or estate or gift tax laws will continue. Future legislation, regulations, or interpretations could adversely affect the tax treatment of life insurance policies. Lastly, there are many areas of the tax law where minimal guidance exists in the form of Treasury Regulations or Revenue Rulings. You should consult a tax advisor for information on the tax treatment of the policies, for the tax treatment under the laws of your state, or for information on the impact of proposed or future changes in tax legislation, regulations, or interpretations.

     The ultimate effect of federal income taxes on values under the policy and on the economic benefit to you or the Beneficiary depends upon NYLIAC's tax status, upon the terms of the policy, and upon your circumstances.

     TAX STATUS OF NYLIAC AND THE SEPARATE ACCOUNT

     NYLIAC is taxed as a life insurance company under Subchapter L of the IRC. The Separate Account is not a separate taxable entity from NYLIAC and we take its operations into account in determining NYLIAC's income tax liability. As a result, NYLIAC takes into account applicable tax attributes of the assets of the Separate Account on its corporate income tax return, including corporate dividends received deductions and foreign tax credits that may be produced by assets of the Separate Account. All investment income and realized net capital gains on the assets of the Separate Account are reinvested and taken into account in determining policy Cash Values and are automatically applied to increase the book reserves associated with the policies. Under existing federal income tax law, neither the investment income nor any net capital gains of the Separate Account, are taxed to NYLIAC to the extent those items are applied to increase tax deductible reserves associated with the policies.

     CHARGES FOR TAXES

     We impose a federal tax charge equal to 1.25% of premiums received under the policy to compensate us for taxes we have to pay under Section 848 of the IRC in connection with our receipt of premiums under Non-Qualified Policies. No other charge is currently made to the Separate Account for our federal income taxes that may be attributable to the Separate Account. In the future, we may impose a charge for our federal income taxes that are attributable to the Separate Account. In addition, depending on the method of calculating interest on amounts allocated to the Fixed Account, we may impose a charge for the policy's share of NYLIAC's federal income taxes attributable to the Fixed Account.

     Under current laws, we may incur state or local taxes other than premium taxes (including income, franchise and capital taxes) in several states and localities. At present, we do not charge the separate account for these taxes. We, however, reserve the right to charge the Separate Account for the portion of such taxes, if any, attributable to the Separate Account or the policies.

     DIVERSIFICATION STANDARDS AND CONTROL ISSUES

     In addition to other requirements imposed by the IRC, a policy will qualify as life insurance under the IRC if the diversification requirements of IRC
Section 817(h) are satisfied by the Separate Account. We intend for the Separate Account to comply with IRC Section 817(h) and related regulations. To satisfy these diversification standards, the regulations generally require that on the last day of each calendar quarter, no more than 55% of the value of a Separate Account's assets can be represented by any one investment, no more than 70% can be represented by any two investments, no more than 80% can be represented by any three investments, and no more than 90% can be represented by any four investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. Government agency or instrumentality is treated as a separate issuer. Under a "look through" rule, we are able to meet the diversification requirements by looking through the Separate Account to the underlying Eligible Portfolio. Each of the Funds has committed to us that the Eligible Portfolios will meet the diversification requirements.

     The IRS has stated in published rulings that a variable policyowner will be considered the owner of Separate Account assets if he or she possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. In those circumstances, income and gains from the Separate Account assets would be includable in the variable policyowner's gross income. In connection with its issuance of temporary regulations under IRC Section 817(h) in 1986, the Treasury Department announced that such temporary regulations did not provide guidance concerning the extent to which policyowners could be permitted to direct their investments to particular Investment Divisions of a separate account and that guidance on this issue would be forthcoming. Regulations addressing this issue have not yet been issued or proposed. The ownership rights under your policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of Separate Account assets. For example, you have additional flexibility in allocating premium payments and policy Cash Values. These differences could result in your being treated as the owner of your policy's pro rata portion of the assets of the Separate Account. In addition, we do not know what standards will be set forth, if any, in the regulations or ruling which the Treasury Department has stated it expects to issue. We therefore reserve the right to modify the policy, as deemed appropriate by us, to attempt to prevent you from being considered the owner of your policy's pro rata share of the assets of the Separate Account. Moreover, in the event that regulations are adopted or rulings are issued, there can be no assurance that the Eligible Portfolios will continue to be available, will be able to operate as currently described in the Fund prospectuses, or that a Fund will not have to change an Eligible Portfolio's investment objective or investment policies.

     LIFE INSURANCE STATUS OF POLICY

     We believe that the policy meets the statutory definition of life insurance under IRC Section 7702 and that you and the Beneficiary of your policy, subject to the discussion below under "IRC Section

101(j) -- Impact on Employer-Owned Policies," will receive the same federal income tax treatment as that accorded to owners and beneficiaries of fixed benefit life insurance policies. Specifically, subject to the discussion below under "IRC Section 101(j) -- Impact on Employer-Owned Policies," we believe that the Life Insurance Benefit under your policy will be excludable from the gross income of the Beneficiary subject to the terms and conditions of Section 101(a)(1) of the IRC. Pursuant to Section 101(g) of the IRC, amounts received by the policyowner may also be excludable from the policyowner's gross income when the Primary Insured has a terminal illness and benefits are paid under the Living Benefits Rider. (Life insurance benefits under a "modified endowment contract" as discussed below are treated in the same manner as life insurance benefits under life insurance policies that are not so classified.)


     In addition, unless the policy is a "modified endowment contract," in which case the receipt of any loan under the policy may result in recognition of income to the policyowner, we believe that the policyowner will not be deemed to be in constructive receipt of the Cash Values, including increments thereon, under the policy until proceeds of the policy are received upon a surrender of the policy or a partial withdrawal or, in certain circumstances where there is an existing policy loan, upon a surrender or lapse of the policy.



     We reserve the right to make changes to the policy if We think it is appropriate to attempt to assure qualification of the policy as a life insurance contract. If a policy were determined not to qualify as life insurance, the policy would not provide the tax advantages normally provided by life insurance.


     IRC SECTION 101(J) -- IMPACT ON EMPLOYER-OWNED POLICIES

     For an "employer-owned life insurance contract" issued after August 17, 2006 (unless issued in a 1035 exchange for a contract originally issued prior to that date where the new contract is not materially different from the exchanged contract), if certain specific requirements described below are not satisfied, IRC Section 101(j) generally requires policy beneficiaries to treat death proceeds paid under such contract as income to the extent such proceeds exceed the premiums and other amounts paid by the policyholder for the contract. This rule of income inclusion will not apply if, before the policy is issued, the employer-policyholder provides certain written notice to and obtains certain written consents from insureds (who must be United States citizens or residents) in circumstances where:

     (1) the insured was an individual who was an employee within 12 months of his death;


     (2) the insured was a "highly compensated employee" at the time the contract was issued. In general, highly compensated employees for this purpose are more than 5 percent owners, employees who for the preceding year received in excess of $110,000 (for 2011), directors and anyone else in the top 35 percent of employees based on compensation;


     (3) the death proceeds are paid to a family member of the insured (as defined under Code Section 267(c)(4)), an individual who is a designated beneficiary of the insured under the policy (other than the policyholder), a trust established for either the family member's or beneficiary's benefit, or the insured's estate; or

     (4) the death proceeds are used to buy an equity interest in the policyholder from the family member, beneficiary, trust or estate.

     Policyholders that own one or more contracts subject to IRC Section 101(j) will also be subject to annual reporting and record-keeping requirements. In particular, such policyholders must file Form 8925 annually with their U.S. income tax return.

     You should consult with your tax advisor to determine whether and to what extent IRC Section 101(j) may apply to the Policy. Assuming this provision applies, you should, to the extent appropriate (in consultation with your tax advisor), take the necessary steps, before you acquire the Policy, to ensure that the income inclusion rule described above does not apply to the Policy.

     MODIFIED ENDOWMENT CONTRACT STATUS

     Internal Revenue Code Section 7702A defines a class of life insurance policies referred to as modified endowment contracts. Under this provision, the policies will be treated for tax purposes in one of two ways. Policies that are not classified as modified endowment contracts will be taxed as conventional life insurance policies, as described below. Taxation of pre-death distributions (including loans) from policies that are classified as modified endowment contracts is somewhat different, as described below.


     A life insurance policy becomes a "modified endowment contract" if, at any time during the first seven policy years, the sum of actual premiums paid exceeds the sum of the "seven-pay premiums." Generally, the "seven-pay premium" is the level annual premium, such that if paid for each of the first seven policy years, will fully pay for all future life insurance and endowment benefits under a life insurance policy. For example, if the "seven-pay premium" was $1,000, the maximum premium that could be paid during the first seven policy years to avoid "modified endowment" treatment would be $1,000 in the first year, $2,000 through the first two years and $3,000 through the first three years, etc. Under this test, a policy may or may not be a modified endowment contract, depending on the amount of premium paid during each of the policy's first seven years. A policy received in exchange for a modified endowment contract will be taxed as a modified endowment contract even if it would otherwise satisfy the seven-pay test.


     Certain changes in the terms of a policy, including a reduction in life insurance benefits will require a policy to be retested to determine whether the change has caused the policy to become a modified endowment contract. A reduction in Life Insurance Benefits will require retesting if it occurs within seven years after the beginning of the test period. In addition, if a "material change" occurs at any time while the policy is in force, a new seven-pay test period will start and the policy will need to be retested to determine whether it continues to meet the seven-pay test. A "material change" generally includes increases in life insurance benefits, but does not include an increase in life insurance benefits which is attributable to the payment of premiums necessary to fund the lowest level of life insurance benefits payable during the first seven Policy Years, or which is attributable to the crediting of interest with respect to such premiums.

     Because the policy provides for flexible premiums, NYLIAC has instituted procedures to monitor whether, under our current interpretation of the law, increases in Life Insurance Benefits or additional premiums cause either the start of a new seven-year test period or the taxation of distributions and loans. All additional premiums will be considered in these determinations.

     If a policy fails the seven-pay test, all distributions (including loans) occurring in the Policy Year of failure and thereafter will be subject to the rules for modified endowment contracts. A recapture provision also applies to loans and distributions that are received in anticipation of failing the seven-pay test. Under the IRC, any distribution or loan made within two Policy Years prior to the date that a policy fails the seven-pay test is considered to have been made in anticipation of the failure.

     Any amounts distributed under a "modified endowment contract" (including proceeds of any loan) are taxable to the extent of any accumulated income in the policy. Penalty taxes may apply to such taxable amounts as well. In general, the amount that may be subject to tax is the excess of the Cash Value (both loaned and unloaned) over the previously unrecovered premiums paid.

     For purposes of determining the amount of income received upon a distribution (or loan) from a modified endowment contract, the IRC requires the aggregation of all modified endowment contracts issued to the same policyowner by an insurer and its affiliates within the same calendar year. Therefore, loans and distributions from any one such policy are taxable to the extent of the income accumulated in all the modified endowment contracts required to be so aggregated.

     If any amount is taxable as a distribution of income under a modified endowment contract (as a result of a policy surrender, a partial withdrawal, or a loan), it may also be subject to a 10% penalty tax under IRC Section 72(v). Limited exceptions from the additional penalty tax are available for certain distributions to individuals who own policies. The penalty tax will not apply to distributions: (i) that are made on or after the date the taxpayer attains age 59 1/2; or (ii) that are attributable to the taxpayer's becoming disabled; or
(iii) that are part of a series of substantially equal periodic payments (made not less frequently than annually) made for the life or life expectancy of the taxpayer or the joint lives or joint life expectancies of the taxpayer and his or her beneficiary.

     STATUS OF THE POLICY AFTER THE INSURED IS AGE 100

     The policy provides that unless the Life Extension Rider is in effect, your policy matures on the policy anniversary on which the insured is age 100. Beginning on this maturity date, the Face Amount of your policy, as shown on the Policy Data Page, will no longer apply. Instead, your Life Insurance Benefit will equal the Cash Surrender Value of your policy less any loans and any interest due on loans. The IRS has not issued final guidance on the status of a life insurance policy after the insured becomes age 100. There is a risk that the policy may not qualify as life insurance under the Federal tax law after the insured becomes age 100 and that the policyowner may become subject to adverse tax consequences at that time. For this reason, a tax advisor should be consulted about the advisability of continuing the policy after the insured becomes age 100.

     POLICY SURRENDERS AND PARTIAL WITHDRAWALS

     Upon a full surrender of a policy for its Cash Surrender Value, you will recognize ordinary income for federal tax purposes to the extent that the Cash Value less surrender charges and any uncollected additional contract charges, exceeds the investment in your policy (the total of all premiums paid but not previously recovered plus any other consideration paid for the policy). The tax consequences of a partial withdrawal from your policy will depend upon whether the partial withdrawal results in a reduction of future benefits under your policy and whether your policy is a modified endowment contract. If upon a full surrender of a policy the premium payments made exceed the surrender proceeds plus the amount of any outstanding loans, you will recognize a loss, which is not deductible for federal income tax purposes.

     If your policy is not a modified endowment contract, the general rule is that a partial withdrawal from a policy is taxable only to the extent that it exceeds the total investment in the policy. An exception to this general rule applies, however, if a reduction of future benefits occurs during the first fifteen years after a policy is issued and there is a cash distribution associated with that reduction. In such a case, the IRC prescribes a formula under which you may be taxed on all or a part of the amount distributed. After fifteen years, cash distributions from a policy that is not a modified endowment contract will not be subject to federal income tax, except to the extent they exceed the total investment in the policy. We suggest that you consult with a tax advisor in advance of a proposed decrease in face amount or a partial withdrawal.

     3.8 PERCENT MEDICARE TAX ON CERTAIN INVESTMENT INCOME

     Beginning in 2013, in general, a tax of 3.8 percent will apply to net investment income ("NII") received by an individual taxpayer to the extent his or her modified adjusted gross income ("MAGI") exceeds certain thresholds (e.g., $250,000 in the case of taxpayers filing jointly, $125,000 in the case of a married taxpayer filing separately and $200,000 in the case of other individual taxpayers). For this purpose, NII includes (i) gross income from various investments, including gross income received with respect to annuities that are not held through a tax-qualified plan (e.g., a traditional IRA or Section 403(b) plan) and (ii) net gain attributable to the disposition of property. Such NII (as well as gross income from tax qualified plans) will also increase a taxpayer's MAGI for purposes of the taxable thresholds described above. This tax also applies to trusts and estates under a special set of rules. The IRS and the Treasury Department have not yet provided guidance regarding this new tax. You should consult your tax advisor to determine the applicability of this tax in your individual circumstances and with respect to any amount received in connection with the surrender of this policy, distributions or withdrawals from this policy or the exercise of other rights and features under this policy (including policy loans).

     POLICY LOANS AND INTEREST DEDUCTIONS

     We believe that under current law any loan received under your policy will be treated as Policy Debt to you and that, unless your policy is a modified endowment contract, no part of any loan under your policy will constitute income to you. If your policy is a modified endowment contract (see discussion above) loans will be fully taxable to the extent of the income in the policy (and in any other contracts with which it must be aggregated) and could be subject to the additional 10% penalty tax described above.

     Internal Revenue Code Section 264 provides that interest paid or accrued on a loan in connection with a policy is generally nondeductible. Certain exceptions apply, however, with respect to policies covering key employees. In addition, in the case of policies not held by individuals, special rules may limit the deductibility of interest on loans that are not made in connection with a policy. We suggest consultation with a tax advisor for further guidance.

     In addition, if your policy lapses or you surrender it with an outstanding loan, and the amount of the loan plus the Cash Surrender Value is more than the sum of premiums you paid, you will generally be liable for taxes on the excess. Such amount will be taxed as ordinary income. A 10% penalty tax may apply as well. Finally, it is possible that a loan could be treated as a taxable distribution if there is no spread or a very small spread between the interest rate charged on the loan and the interest rate credited to the loaned amount.

     CORPORATE OWNERS

     Ownership of a policy by a corporation may affect the policyowner's exposure to the corporate alternative minimum tax. In determining whether it is subject to alternative minimum tax, a corporate policyowner must make two computations. First, the corporation must take into account a portion of the current year's increase in the "inside build up" or income on the contract gain in its corporate-owned policies. Second, the corporation must take into account a portion of the amount by which the death benefits received under any policy exceed the sum of (i) the premiums paid on that policy in the year of death, and
(ii) the corporation's basis in the policy (as measured for alternative minimum tax purposes) as of the end of the corporation's tax year immediately preceding the year of death.

     EXCHANGES OR ASSIGNMENTS OF POLICIES

     If you change the policyowner or exchange or assign your policy, it may have significant tax consequences depending on the circumstances. For example, an assignment or exchange of the policy may result in taxable income to you. Further, IRC Section 101(a) provides, subject to certain exceptions, that where a policy has been transferred for value, only the portion of the life insurance benefit which is equal to the total consideration paid for the policy may be excluded from gross income. For complete information with respect to policy assignments and exchanges, a qualified tax advisor should be consulted.


     TAX-FREE "SECTION 1035" INSURANCE POLICY EXCHANGES



     Generally, you can exchange one life insurance policy for another in a "tax-free exchange" under Section 1035 of the Internal Revenue Code ("IRC"). However, because we have discontinued sales of this policy, you may not exchange another policy for the one described in this prospectus. As a general matter, you should compare both policies carefully before making any exchange. You should also remember that if you exchange one policy for another, you might have to pay a surrender charge on your old policy. The new policy may also have a new surrender charge period, charges that may be higher (or lower), and benefits that may be different. If the exchange does not qualify for Section 1035 treatment, you may have to pay federal income and penalty taxes on the exchange. You should not exchange another policy for a new one unless you determine, after knowing all of the facts, that the exchange is in your best interest.


     REASONABLENESS REQUIREMENT FOR CHARGES

     Another provision of the tax law deals with allowable charges for mortality costs and other expenses that are used in making calculations to determine whether a policy qualifies as life insurance for federal income tax purposes. For life insurance policies entered into on or after October 21, 1988, these calculations must be based upon reasonable mortality charges and other charges reasonably expected to be actually paid. The Treasury Department has issued proposed regulations and is expected to promulgate temporary or final regulations governing reasonableness standards for mortality charges.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     A Living Benefits Rider is available in connection with the policy. Amounts received under this rider will generally be excludable from your gross income under Section 101(g) of the IRC. The exclusion from gross income will not apply, however, if you are not the Primary Insured and you have an insurable interest in the life of the Primary Insured either because the Primary Insured is your director, officer, or employee, or because the Primary Insured has a financial interest in a business of yours.

     In some cases, there may be a question as to whether a life insurance policy that has an accelerated living benefit rider can meet certain technical aspects of the definition of "life insurance contract" under the IRC. We reserve the right (but we are not obligated) to modify the rider to conform with requirements the IRS may prescribe.

     OTHER TAX ISSUES


     Federal gift and estate and state and local gift, estate, inheritance, and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policyowner or Beneficiary. You should consult your own tax advisor as to how your particular circumstances may be impacted by any of these taxes.


     WITHHOLDING

     Under Section 3405 of the IRC, withholding is generally required with respect to certain taxable distributions under insurance policies. In the case of periodic payments (payments made as an annuity or on a similar basis), the withholding is at graduated rates (as though the payments were employee wages). With respect to non-periodic distributions, the withholding is at a flat rate of 10%. If you are an individual, you can elect to have either non-periodic or periodic payments made without withholding except where your tax identification number has not been furnished to us, or where the IRS has notified us that a tax identification number is incorrect. If you are not an individual, you may not elect out of such withholding.

     Different withholding rules apply to payments made to U.S. citizens living outside the United States and to non-U.S. citizens living outside of the United States. U.S. citizens who live outside of the United States generally are not permitted to elect not to have federal income taxes withheld from payments. Payments to non-U.S. citizens who are not residents of the United States generally are subject to 30% withholding, unless an income tax treaty between their country of residence and the United States provides for a lower rate of withholding or an exemption from withholding.

                       ADDITIONAL PROVISIONS OF THE POLICY

     REINSTATEMENT OPTION

     For a period of five (5) years after termination, and during the Insured's lifetime, you can send a written request that we reinstate the policy to one of the addresses listed on the first page of this prospectus. We will not reinstate the policy if it has been returned for its Cash Surrender Value. Note that a termination and later reinstatement may cause the policy to become a modified endowment contract.

     Before we will reinstate the policy, we must also receive the following:

     (1) A payment in an amount which is sufficient to keep the policy in force for at least 3 months. This amount will consist of any amount necessary to bring the Net Cash Value above zero plus three monthly deductions (and any monthly deduction charges due and unpaid at time of lapse) multiplied by a factor in order to account for premium expenses and surrender charges. If the policy lapses before and is reinstated after the first policy anniversary, we must also receive an amount equal to 150% of any deferred contract charge not previously deducted. This payment will be in lieu of the payment of all premiums in arrears;

     (2) Any unpaid loan must be repaid or deducted from the Cash Value of the reinstated policy, together with loan interest at 6% compounded once each year from the end of the late period to the date of reinstatement. If a policy loan interest rate of less than 6% is in effect when the policy is reinstated, the interest rate for any unpaid loan at the time of reinstatement will be the same as the policy loan interest rate; and

     (3) Evidence of insurability satisfactory to us if the reinstatement is requested more than 30 days after termination.

     We will apply your payment to the Investment Divisions and/or the Fixed Account as of the Business Day we receive it and in accordance what your instructions at the time you make such payment. Payments received after the close of regular trading on the New York Stock Exchange, generally 4:00 p.m. (Eastern Time) on any Business Day, or any non-Business Day, will be credited on the next Business Day.

     The effective date of reinstatement will be the Monthly Deduction Day on or following the date we approve the request for reinstatement. The approval for reinstatement is contingent upon our receipt from you of the reinstatement payment, which is the amount specified in (1) above.

     If we reinstate your policy, the Face Amount for the reinstated policy will be the same as it would have been if the policy had not terminated.

     The Cash Value of the reinstated policy will be the Cash Value at the time the policy lapsed plus the reinstatement payment net of administrative expenses, less any monthly deduction charges due and unpaid at time of lapse, less the difference between the surrender charge assessed at the time of the lapse and the surrender charge that applies at the time the policy is reinstated.

     ADDITIONAL BENEFITS PROVIDED BY RIDERS

     The policy can include additional benefits that we approve based on our standards and limits for issuing insurance and classifying risks. None of these benefits depends on the investment performance of the Separate Account or the Fixed Account. An additional benefit is provided by a rider and is subject to the terms of both the policy and the rider. There is generally an additional charge for each rider you elect. The following riders are available.


     ACCIDENTAL DEATH BENEFIT RIDER


     This rider provides an additional death benefit if the Primary Insured's death was caused directly, and apart from any other cause, by accidental bodily injury. We will pay the additional death benefit if the Primary Insured dies within one year of such accident. No benefit is payable under the rider if the death of the Primary Insured occurs before the Primary Insured's first birthday or after the policy anniversary on which the Primary Insured is age 70. There is an additional charge for this rider.

     CHILDREN'S INSURANCE RIDER

     This rider provides a level term insurance benefit on the child, stepchild, or legally adopted child of the Primary Insured (a "covered child") who is proposed and accepted for coverage. A child born to, or legally adopted by, the Primary Insured while the rider is in effect is also a covered child. For a child to be covered under this rider, he or she must be age 18 or under when this rider is issued, or when that child would otherwise be covered. No child is covered under the rider, however, until the 15(th) day after birth.

     When you apply for this rider, you must specify how many units of insurance coverage will apply to each covered child. You may purchase 1 to 25 units of coverage on each covered child. Each unit provides $1,000 of level term insurance. The number of units must be the same for each child. Each child covered under this rider is issued in a standard risk class.

     If the Primary Insured dies while this rider is in effect, the term insurance on each covered child will continue at no additional cost. This is known as paid-up insurance. Although paid-up insurance has no loan value, it does have cash value and can be surrendered for its cash value.

     The term insurance coverage, or the paid-up insurance, on each covered child will end on the earlier of:

       -- the policy anniversary on which the covered child is age 25; and

       -- the policy anniversary on which the Primary Insured is, or would have been, age 65.

     Within 31 days after the date on which the term insurance coverage ends, you or the covered child can convert the term insurance to any permanent plan of insurance we offer, without any evidence of insurability. The maximum face amount of the new policy is five times the amount of the term insurance coverage on the covered child. The premium rates for the new policy will be based on the age and sex of the covered child, and our premium rates in effect on the date of conversion. To convert this rider, you must send a completed Children's Insurance Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED INSURABILITY RIDER

     This rider allows you to purchase additional insurance coverage on the Primary Insured, on a scheduled option date or alternative option date, without providing any evidence of insurability. The additional insurance coverage can either be a new policy on the life of the Primary Insured or an increase to the existing policy's face amount.

     Scheduled option dates are the policy anniversaries on which the Primary Insured is age 22, 25, 28, 31, 34, 37, 40, 43, and 46. An alternative option date is the Monthly Deduction Day on or following the date that is three months after any of these events:

       -- the marriage of the Primary Insured;

       -- the birth of a living child to the Primary Insured; or

       -- the legal adoption of a child by the Primary Insured.

     If elected, the new policy or increase in face amount will take effect as of a scheduled or alternative option date. This date will always be a Monthly Deduction Day. When one of the events that would trigger an alternative option date occurs, we will automatically provide term insurance on the Primary Insured in an amount equal to the maximum amount you are eligible to purchase on the alternative option date. This term insurance coverage will begin on the date that the event which triggers the alternative option date occurs until the alternative option date. We do not provide term insurance for any period before or after a scheduled option date. If you purchase additional insurance coverage on an alternative option date, you may not purchase additional insurance coverage on the next scheduled option date.

     In order to exercise this rider's benefit on an option date, the rider must be in effect on that date. The minimum amount of additional insurance coverage that you can purchase on each option date is $10,000 and the maximum amount is the lesser of $100,000 or a multiple of the policy's face amount based on the Primary Insured's age when the policy was issued. The multiples are set forth below:

AGE AT
ISSUE                     MULTIPLE
------                    --------
 0-21        5 times face amount
22-37        2 times face amount
38-43        1 times face amount


     This rider will end on the policy anniversary on which the Primary Insured is age 46. However, if any of the events that trigger an alternative option date occurs within three months before that anniversary, you will continue to have the right to purchase additional insurance coverage until that option date. We will also provide the automatic term insurance coverage up to that option date. To exercise this rider, you must send a completed Guaranteed Insurability Rider form to VPSC at one of the addresses listed on the first page of this prospectus.

     There is an additional charge for this rider.

     GUARANTEED MINIMUM DEATH BENEFIT RIDER

     We no longer offer this rider for sale. If you previously purchased this rider, however, we will deduct a charge equal to $0.01 per $1000 multiplied by the sum of your policy's face amount and the face or benefit amount of any riders. The face or benefit amount of a rider is the amount that is multiplied by the cost of insurance rate for that rider.

     As long as this rider is in effect and the benefit period has not expired, this rider guarantees that your policy will not lapse even if the policy's Cash Surrender Value is insufficient to cover the current monthly deduction charges. Under this rider, if your total monthly deduction charges are greater than your policy's Cash Value, we will deduct as much of the monthly deduction charges from the Cash Value as possible. We will then waive any excess amount of these charges including the charge for this and any other rider. Generally, this rider is available with a benefit period up to the Primary Insured's age 70, 80, or
95. You can choose any one of these expiry dates as long as the benefit period is at least ten years.

     In exchange for the guarantee provided by this rider, you must make certain premium payments into your policy. The premium you must pay under this rider is called the "Monthly Guaranteed Minimum Death Benefit (GMDB) premium." If you elected this rider, you will find the GMDB premium on the Policy Data Page. The monthly GMDB premium may change if you modify your policy or any of the riders attached to your policy. Although this premium is expressed as a monthly premium, you do not need to pay it on a monthly basis. Rather, we will perform a GMDB premium test each month to determine if you have made enough cumulative premium payments to keep the rider in effect.

     GMDB PREMIUM TEST (PERFORMED ON EACH MONTHLY DEDUCTION DAY)


Cumulative                  Cumulative partial    must be at least    Cumulative monthly GMDB
premium payments    less    withdrawals           equal to            premiums from the Policy Date to
to date                     to date                                   the date the test is performed



     If your policy does not satisfy the GMDB premium test and your policy fails the test by an amount that is more than one monthly GMDB premium, we will notify you that your policy has failed this test. The rider will terminate unless you make a premium payment in an amount necessary to pass the GMDB premium test before the next Monthly Deduction Day. If the rider terminates, we will reinstate it if we receive the required premium payment before the Monthly Deduction Day that follows the date the rider terminated. If the rider terminates during a period when the rider benefit is in effect, your policy will enter the late period and will lapse unless the required payment is made.

     Having this rider affects your ability to take policy loans in the following way:

     (a) If you take a loan during the first two Policy Years, this rider will end.

     (b) After the first two Policy Years, you can take loans within certain limits. On the day you take a loan (or when any unpaid loan interest is charged as an additional loan), the Cash Surrender Value of your policy less the new loan and the amount of any current outstanding loan balance must be greater than the cumulative monthly GMDB premiums required up to the time you take the loan, accumulated at an annual effective interest rate of 6.0% as of that date.

     LIVING BENEFITS RIDER (ALSO KNOWN AS ACCELERATED BENEFITS RIDER)

     Under this rider, if the Primary Insured has a life expectancy of twelve months or less, you can request a portion or all of the Policy Proceeds as an accelerated death benefit. You must elect this rider when you apply for your policy or after we issue your policy.

     You can elect to receive an accelerated death benefit of 25%, 50%, 75%, or 100% of certain eligible proceeds from your Policy Proceeds. We will pay you an amount equal to the results of the following calculation:

------------------------------------------------------------------------
                         CALCULATION STEPS
------------------------------------------------------------------------
  STEP 1
  Eligible Proceeds X Elected percentage
  STEP 2
  Result of Step 1 X Interest factor (varies)
  STEP 3
  Result of Step 1--Result of Step 2
  STEP 4
  Result of Step 3--Update loan--Administrative Fee


     Minimum accelerated benefit amount: $25,000.

     Maximum accelerated benefit amount: $250,000 (total for all of your NYLIAC and affiliated companies' policies).

     If you accelerate less than 100% of the eligible proceeds, the remaining face amount of your policy after we pay this benefit must be at least $50,000. We do not permit any subsequent acceleration.

     When we make a payment under this rider, we will reduce your policy's face amount, Surrender Charge Premium, rider death benefits, monthly deductions, Cash Value, and any unpaid policy loan based on the percentage you elected.


     MONTHLY DEDUCTION WAIVER RIDER


     This rider provides for the waiver of monthly deduction charges if the Primary Insured becomes totally disabled. This rider will end on the policy anniversary on which the Primary Insured is age 65. In the event of the total disability (as defined in the rider), we will waive the following deductions from Cash Value on each Monthly Deduction Day:

       -- the monthly cost of insurance for the base policy;

       -- the monthly cost of riders, if any; and

       -- the monthly contract charge.

     You must provide proof that the Primary Insured has been totally disabled for at least six consecutive months before we waive any monthly deduction charges. We will waive the monthly deduction charges as long as the total disability continues. From time to time we may require proof that the Primary Insured is still totally disabled. We will pay for any medical examination necessary in connection with such proof.

     In addition, the following special rules apply:

       -- If the total disability begins on or before the policy anniversary on which the Primary Insured is age 60 and continues to the policy anniversary on which the Primary Insured is age 65, we will waive the monthly deduction charges under this policy for the remainder of time that the policy is in effect. We will not require any further proof of disability.

       -- If the total disability begins after the policy anniversary on which the Primary Insured is age 60, we will waive the monthly deduction charges under this policy while the disability continues but only until the policy anniversary on which the Primary Insured is age 65.

     We will not waive the monthly deduction charges for any disability that begins on or after the policy anniversary on which the Primary Insured is age 65.

     There is an additional charge for this rider.

     SPOUSE'S PAID-UP INSURANCE PURCHASE OPTION RIDER


     This rider allows a spouse who is the Beneficiary under the policy to purchase a new paid-up whole life insurance policy on his or her own life without evidence of insurability when the Primary Insured dies. This rider is included in the policy at no additional cost.

     The maximum face amount of the new paid-up whole life policy is the lesser of:

       -- the amount of the Policy Proceeds payable under this policy (not including any benefit payable under the Accidental Death Benefit Rider, and before any unpaid loan is deducted); or

       -- $5,000,000.

     If the Primary Insured's spouse dies at the same time as the Primary Insured or within 90 days after the Primary Insured's death and does not exercise the option under this rider, we will pay a benefit to the spouse's estate equal to the maximum amount of insurance coverage that could have been purchased under this rider, minus the premium payment that would have been required for that insurance.

     If someone other than the spouse (including a trust) is the owner and beneficiary under the policy, that person can also exercise the option and purchase a paid-up whole life policy on the life of the spouse. The owner must have an insurable interest in the life of the spouse, and the spouse must consent to the issuance of the new insurance in writing.

     TERM INSURANCE ON OTHER COVERED INSURED RIDER

     This rider provides term insurance on one or more members of the Primary Insured's immediate family (generally, the spouse and/or children of the Primary Insured). The Primary Insured can also be covered under this rider.

     We refer to any person, including the Primary Insured, who is covered under this rider as an "Other Covered Insured" (OCI). The minimum amount of term insurance that you can apply for under this rider is $25,000.

     You can convert the term insurance provided by this rider to any permanent plan of insurance we offer without any evidence of insurability. You can make a conversion on any Monthly Deduction Day prior to the policy anniversary on which the OCI is age 70, provided the policy is in effect. To exercise this rider, you must send a completed form to VPSC at one of the addresses listed on the first page of this prospectus.

     The term insurance under this rider will end when the Primary Insured dies. However, provided the rider is in effect and you are not the Primary Insured under the policy, you can convert the term insurance on any living OCI under age 70 to any permanent plan of insurance we offer within 31 days after the Monthly Deduction Day on or following the date of the Primary Insured's death. The term insurance under this rider will also end if the base policy ends. In no event will this rider continue beyond the policy anniversary on which the Primary Insured is age 95.

     There is an additional charge for this rider.




     HOW POLICY PROCEEDS WILL BE PAID



     While the Insured is living, you may designate how the Policy Proceeds will be paid to the beneficiary. Policy Proceeds can be paid in a lump sum or over time through the various payment options described below.



     If you do not specify how Policy Proceeds will be paid, they will be paid in a lump sum. If you elect to have Policy Proceeds paid through one of the payment options described below, the beneficiary will not be able to receive a lump sum.

     LUMP SUM PAYMENT



     If the Policy Proceeds are less than $10,000, and you specified that they be paid in a lump sum, after the death of the insured, we will pay the beneficiary a single check for the amount of the proceeds.



     If the Policy Proceeds are more than $10,000, and you specified that they be paid in a lump sum, after the death of the insured, the beneficiary can choose among the following methods of payment:



       -- Policy Proceeds will be deposited into an interest-bearing draft account in the beneficiary's name;



       -- We will issue a single check for the amount of the Policy Proceeds; or



       -- Policy Proceeds will be paid over time through one of the various payment options described below.



     If the beneficiary does not choose a method of payment, and the Policy Proceeds are $10,000 or more, we will automatically deposit the Policy Proceeds into an interest-bearing draft account.



     Any Policy Proceeds paid in one sum will bear interest compounded each year from the date of the Insured's death to the date of payment. We set the interest rate each year. This rate will be at least 3% per year (or a higher rate if required by law).



     Interest-Bearing Draft Account--If the Policy Proceeds are paid into an interest-bearing draft account opened in the beneficiary's name, we will provide the beneficiary with a "checkbook" to access funds from the account. The draft account and checks will be provided to the beneficiary at no cost.



     The beneficiary can use these checks at any time to withdraw all, or a portion, of the Policy Proceeds (including interest), subject to a minimum of $250 per check. The beneficiary may also transfer the balance of the draft account to any of the payment options described below, subject to any requirements for the specific payment option. The draft account will be closed if the beneficiary writes a check for the entire balance of the draft account. Overdraft and other charges may apply. The draft account will be credited with interest monthly at an annualized rate that is comparable to rates for money market accounts. Because this interest may be taxable, you should consult a tax advisor regarding the account. Each month, the beneficiary will receive a statement of account activity, showing the draft account balance, all checks cashed, the amount of interest earned, and the account's current effective annual yield.



     Amounts in the draft account are not FDIC insured. As the draft account is part of our General Account, it is subject to the claims of our creditors. Although amounts in the draft account are guaranteed by NYLIAC, their payment is subject to our claims-paying ability. We may benefit from the interest spread on the draft accounts.



     PAYMENT OPTIONS





     ELECTING OR CHANGING A PAYMENT OPTION



     While the Insured is living, you can elect or change an option. You can also elect or change one or more Beneficiaries who will be the payee or payees under that option. To change your payment option, you must send a written request to VPSC in a form acceptable to us at one of the addresses listed on the first page of this prospectus. You can also name or change one or more of the beneficiaries who will be payees(s) under that Option. After the Insured dies, any person who is to receive proceeds in one sum (other than an assignee) can elect an option and name payees. The person who elects an option can also name one or more successor payees to receive any amount remaining at the death of the payee. Naming these payees cancels any prior choice of successor payees. A payee who did not elect the option does not have the right to advance or assign payments, take the payments in one sum, or make any other change. However, the payees may be given the right to do one or more of these things if the person who elects the option tells us in writing and we agree.

     If we agree, a payee who elects Option 1A, 1B, or 2 may later elect to have any amount we still have, or the present value of any elected payments, placed under some other option described in this section.


     PAYEES

     Only individuals who are to receive payments in their own behalf may be named as payees or successor payees, unless we agree otherwise. We may require proof of the age or the survival of a payee.

     It may happen that when the last surviving payee dies, we still have an unpaid amount, or there are some payments that remain to be made. If so, we will pay the unpaid amount with interest to the date of payment, or pay the present value of the remaining payments, to that payee's estate in one sum. The present value of the remaining payments is based on the interest rate used to compute them, and is always less than their sum.



     For Option 2, we make a payment each month while the payee is living. Payments do not change, and are guaranteed for 10 years, even if both payees die sooner.

     BENEFICIARY

     A Beneficiary is any person(s) and/or entity(ies) you name to receive the death benefit after the Insured dies. You name the Beneficiary when you apply for the policy. There may be different classes of beneficiaries, such as primary and secondary. These classes set the order of payment. There may be more than one Beneficiary in a class.

     Who is named as Owner and Beneficiary may impact whether and to what extent the Life insurance Benefit may be received on a tax-free basis. See the discussion under FEDERAL INCOME TAX CONSIDERATIONS--Life Insurance Status of Policy--IRC Section 101(j)--Impact on Employer-Owned Policies for more information.

     To change a revocable beneficiary while the insured is living, you must send a written request in a form acceptable to us to VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. Generally, the change will take effect as of the date the request is signed. If no Beneficiary is living when the Insured dies, unless provided otherwise, the Death Benefit is paid to the policyowner or, if deceased, the policyowner's estate.


     WHEN WE PAY PROCEEDS



     If the policy is still in effect, NYLIAC will pay any Cash Surrender Value, loan proceeds, partial withdrawals, or the death benefit proceeds generally within seven days after we receive all of the necessary requirements to VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. But we can delay payment of the Cash Surrender Value or any partial withdrawal from the Separate Account, loan proceeds attributable to the Separate Account, or the death benefit during any period that:



       -- It is not reasonably practicable to determine the amount because the NYSE is closed (other than customary weekend and holiday closings), trading is restricted by the SEC, or the SEC declares that an emergency exists; or



       -- The SEC, by order, permits us to delay payment in order to protect our policyowners.



       -- Federal laws designed to combat terrorism and prevent money laundering by criminals might in certain circumstances require us to reject a premium payment and/or "freeze" a policy. If these laws apply in a particular situation, we would not be allowed to pay any request for transfers, withdrawals, surrenders, loans, or death benefits. If a policy or account is frozen, the cash value would be moved to a special segregated interest bearing account and held in that account until instructions are received from the appropriate federal regulator.

       -- If you have submitted a recent check or draft, we have the right to defer payment of any surrender, withdrawal, loan, death benefit proceeds, or payments under a settlement option until such check or draft has been honored.



     We may delay paying any surrender value or loan proceeds on the Fixed Account for up to 6 months from the date the request is received by VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We can delay payment of the entire death benefit if payment is contested. We investigate all death claims arising within the two-year contestable period. Upon receiving the information from a completed investigation, we generally make a determination within five days as to whether the claim should be authorized for payment. Payments are made promptly after authorization. If payment of a Cash Surrender Value or partial withdrawal value is delayed for 30 days or more, we add interest at an annual rate of 3%. We add interest to a death benefit from the date of death to the date of payment at the same rate as is paid under the Interest Payment Option.


     ASSIGNMENT

     While the Insured is living, the policy can be assigned as collateral for a loan or other obligation. For an assignment to be binding on us, we must receive a signed copy of such assignment to VPSC at one of the addresses listed on the first page of this prospectus or any such other address that we indicate to you in writing. We are not responsible for the validity of any assignment.

     TRANSFER OF OWNERSHIP

     The current policy owner (on non-qualified plans) has the right to transfer ownership to another party/entity. The person having the right to transfer the ownership of the policy must do so by using the Company's approved "Transfer of Ownership" form in effect at the time of the request. When the Company records the change, it will take effect as of the date the form was signed, subject to any payment made or other action taken by the Company before recording. Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who becomes the owner of an existing policy. This means the new owner will be required to provide their name, address, date of birth, and other identifying information. A transfer of ownership request also requires that the new owner(s) submit financial and suitability information as well.

     LIMITS ON OUR RIGHTS TO CHALLENGE THE POLICY

     Except for any increases in face amount, other than one due solely to a change in the life insurance benefit option, we must bring any legal action to contest the validity of a policy within two years from its Issue Date (unless a state has different requirements). After that we cannot contest its validity, except for failure to pay premiums unless the Insured died within that two year period. For any increase in the face amount, other than one due solely to a change in the life insurance benefit option, we must bring legal action to contest that increase within two years from the effective date of the increase.

     MISSTATEMENT OF AGE OR SEX

     If the Insured's age or sex is misstated in the policy application, the Cash Value (except in Pennsylvania), Cash Surrender Value, and the death benefit will be adjusted to reflect the correct age and sex. The death benefit will be adjusted based on what the policy would provide according to the most recent mortality charge for the correct date of birth or correct sex.

     SUICIDE

     If the death of the Primary Insured is a result of suicide within two years (or less where required by law) from the Issue Date (or with respect to an increase in face amount, the effective date of the increase), and while the policy is in force, we pay a limited death benefit in one sum to the Beneficiary. The limited death benefit is the amount of premiums, less any Policy Debt, or amounts withdrawn. For any increases in the face amount, the limited death benefit will be the monthly deductions made for that increase. If the limited death benefit for the entire policy is payable, there will be no additional payment for the increase.



                               RECORDS AND REPORTS

     New York Life or NYLIAC maintains all records and accounts relating to the Separate Account and the Fixed Account. Each year we will mail to you at your last known address of record a report showing the Cash Value, Cash Surrender Value, and outstanding loans (including accrued loan interest) as of the latest policy anniversary. This report contains any additional information required by any applicable law or regulation. We will also mail you a report each quarter showing this same information as of the end of the previous quarter. This quarterly statement reports transactions that you have requested or authorized. Please review it carefully. If you believe it contains an error, we must be notified within 15 days of the date of the statement.

     It is important that you inform NYLIAC of an address change so that you can receive these policy statements. (Please refer to the section on "How To Reach Us for Policy Services.") In the event your statement is returned from the US Postal Service as undeliverable, we reserve the right to suspend mailing future correspondence and also suspend current transaction processing until a correct address is obtained. In addition, no new service requests can be processed until a valid current address is provided.

     Reports and promotional literature may contain the ratings New York Life and NYLIAC have received from independent rating agencies. Both companies are among only a few companies that have consistently received among the highest possible ratings from the four major independent rating companies for financial strength and stability: A.M. Best, Fitch, Moody's Investor's Services Inc. and Standard and Poor's. Neither New York Life nor NYLIAC, however, guarantees the investment performance of the Investment Divisions. NYLIAC's obligations under the policy are subject to its claim-paying ability, and are not backed or guaranteed by NYLIC.

                   DISTRIBUTION AND COMPENSATION ARRANGEMENTS

     NYLIFE Distributors LLC (NYLIFE Distributors), the underwriter and distributor of the policies, is registered with the SEC and the Financial Industry Regulatory Authority, Inc. ("FINRA") as a broker-dealer. The firm is an indirect wholly-owned subsidiary of New York Life, and an affiliate of NYLIAC. Its principal business address is 169 Lackawanna Avenue, Parsippany, New Jersey 07054.


     The policies were sold by registered representatives of NYLIFE Securities, LLC ("NYLIFE Securities"), a broker-dealer that is an affiliate of NYLIFE Distributors, and by registered representatives of unaffiliated broker-dealers. Your registered representative is also a licensed insurance agent with New York Life. He or she may be qualified to offer other forms of life insurance, annuities, and other investment products. In certain circumstances, NYLIFE Securities registered representatives can sell both products manufactured and issued by New York Life or its affiliates and products provided by other companies.


     The selling broker-dealer, and in turn your registered representative, will receive compensation for selling you this policy or any other investment product. Compensation may consist of commissions, asset-based compensation, allowances for expenses, and other compensation programs. The amount of compensation received by your registered representative will vary depending on the policy that he or she sells, on sales production goals, and on the specific payment arrangements of the relevant broker-dealer. Differing compensation arrangements have the potential to influence the recommendations made by your registered representative or broker-dealer.

     The maximum commissions payable to a broker-dealer in the first 30 years are equivalent to the present value of an annual commission rate for 30 years of 6.9% per year.(1) Broker-dealers receive commission not to exceed 50% of the premiums paid up to a policy's Target Premium during Policy Year 1, 8% in Policy Year 2, 6.25% in Policy Years 3 and 4, 6.5% in Policy Years 5 and 6, 5.5% in Policy Year 7, 5.0% in Policy Years 8-10, 3.5% in Policy Years 11-15, plus 3.5% of premiums paid in excess of such amount in Policy Years 1-15. The "Target Premium" is the calculation of the maximum commission payable based on the insured's age at the inception of the policy, gender, and face amount of the policy. Broker-dealers may also receive an allowance for expenses that ranges generally from 0% to 41% of first year premiums.


     The total commissions paid during the fiscal years ended December 31, 2010, 2009 and 2008, were $3,804,203, $1,315,783 and $1,617,649 respectively. NYLIFE
Distributors did not retain any of these commissions.


     New York Life also has other compensation programs where registered representatives, managers, and employees involved in the sales process receive additional compensation related to the sale of products manufactured and issued by New York Life or its affiliates. NYLIFE Securities registered representatives who are members of the General Office management team receive compensation based on a number of sales-related incentive programs designed to compensate for education, supervision, training, and recruiting of agents.

     Unaffiliated broker-dealers may receive sales support for products manufactured and issued by New York Life or its affiliates from Brokerage General Agents ("BGAs") who are not employed by New York Life. BGAs receive commissions on the policies based on a percentage of the commissions the registered representative receives and an allowance for expenses based on first year premiums paid.

     NYLIFE Securities registered representatives can qualify to attend New York Life-sponsored educational, training, and development conferences based on the sales they make of life insurance, annuities, and investment products during a particular twelve-month period. In addition, qualification for recognition programs sponsored by New York Life depends on the sale of products manufactured and issued by New York Life or its affiliates.

     NYLIAC has discontinued sales of these policies. Premium payments on existing policies, however, are accepted on a continuous basis.

                                LEGAL PROCEEDINGS

     NYLIAC is a defendant in law suits arising from its agency sales force, insurance (including variable contracts registered under federal securities law), and/or other operations. Most of these actions seek substantial or unspecified compensatory and punitive damages. NYLIAC is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, NYLIAC believes that, after provisions made in the financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on NYLIAC's financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on NYLIAC's operating results for a given year.


----------
1 This figure is a percentage of planned annual premiums of $2,750 and assumes a discount rate of 6%. Additional assumptions for the VUL product are Male Issue Age 36, issued preferred, with an initial face amount of $250,000.

                              FINANCIAL STATEMENTS


     The consolidated balance sheet of NYLIAC as of December 31, 2010 and 2009, and the consolidated statements of income, of stockholder's equity and of cash flows for each of the three years in the period ended December 31, 2010 (including the report of the independent registered public accounting firm), and the Separate Account statement of assets and liabilities as of December 31, 2010, and the statements of operations and of changes in net assets and financial highlights for each of the periods indicated in the Financial Statements (including the report of the independent registered public accounting firm) are included. The independent registered public accounting firm is PricewaterhouseCoopers LLP.

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                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS

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                NYLIAC VARIABLE UNIVERSAL LIFE SEPARATE ACCOUNT-I

                              FINANCIAL STATEMENTS




GROUP 1 POLICIES:   Variable Universal Life
                    Survivorship Variable Universal Life -
                    Series 1

GROUP 2 POLICIES:   Variable Universal Life 2000 -
                    Series 1
                    Single Premium Variable Universal Life -
                    Series 1

GROUP 3 POLICIES:   Pinnacle Variable Universal Life
                    Pinnacle Survivorship Variable Universal Life

GROUP 4 POLICIES:   Variable Universal Life 2000 -
                    Series 2
                    Survivorship Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 2
                    Single Premium Variable Universal Life -
                    Series 3
                    Variable Universal Life Provider

STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2010







                                           MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                                           BALANCED--          BOND--             CASH
                                          INITIAL CLASS     INITIAL CLASS      MANAGEMENT
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......     $9,602,475        $38,695,390       $57,112,575
  Dividends due and accrued...........             --                 --               443
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................         (4,089)            (8,176)           10,810

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................             67                424             1,326
     Administrative charges...........              8                 43               123
                                           ----------        -----------       -----------
       Total net assets...............     $9,598,311        $38,686,747       $57,122,379
                                           ==========        ===========       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $2,880,956        $15,905,905       $14,968,832
     Group 2 Policies.................      1,428,045         11,975,199        14,297,986
     Group 3 Policies.................             --          1,963,166        11,005,067
     Group 4 Policies.................      5,289,310          8,842,477        16,850,494
                                           ----------        -----------       -----------
       Total net assets...............     $9,598,311        $38,686,747       $57,122,379
                                           ==========        ===========       ===========
     Group 1 variable accumulation
       unit value.....................     $    12.16        $     24.83       $      1.55
                                           ==========        ===========       ===========
     Group 2 variable accumulation
       unit value.....................     $    12.30        $     18.58       $      1.25
                                           ==========        ===========       ===========
     Group 3 variable accumulation
       unit value.....................     $       --        $     16.40       $      1.20
                                           ==========        ===========       ===========
     Group 4 variable accumulation
       unit value.....................     $    12.66        $     15.99       $      1.18
                                           ==========        ===========       ===========


Identified Cost of Investment.........     $9,172,239        $36,880,327       $57,118,120
                                           ==========        ===========       ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I










        MAINSTAY VP       MAINSTAY VP                                                              MAINSTAY VP
          COMMON         CONSERVATIVE       MAINSTAY VP       MAINSTAY VP        MAINSTAY VP         GROWTH          MAINSTAY VP
          STOCK--        ALLOCATION--      CONVERTIBLE--    FLOATING RATE--     GOVERNMENT--      ALLOCATION--     GROWTH EQUITY--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS      INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------


        $79,079,793       $8,110,099        $44,440,488       $12,706,030        $23,755,213       $30,399,722       $174,439,768
                 --               --                 --            49,955                 --                --                 --

            (35,676)          12,713             (9,855)           14,644             (1,751)          (15,236)           (24,372)



              1,097               77                462                86                246               216              2,611
                125                9                 34                 8                 26                24                332
        -----------       ----------        -----------       -----------        -----------       -----------       ------------
        $79,042,895       $8,122,726        $44,430,137       $12,770,535        $23,753,190       $30,384,246       $174,412,453
        ===========       ==========        ===========       ===========        ===========       ===========       ============



        $45,543,764       $3,211,036        $12,260,123       $ 2,934,382        $ 9,653,639       $ 8,752,622       $120,972,474
         25,317,525        1,820,083         18,941,646         2,782,927          6,457,652         5,249,493         45,243,548
            800,613               --            679,376         1,677,378            541,187                --            478,527
          7,380,993        3,091,607         12,548,992         5,375,848          7,100,712        16,382,131          7,717,904
        -----------       ----------        -----------       -----------        -----------       -----------       ------------
        $79,042,895       $8,122,726        $44,430,137       $12,770,535        $23,753,190       $30,384,246       $174,412,453
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     29.92       $    12.56        $     27.11       $     11.89        $     22.58       $     11.03       $      22.02
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     11.41       $    12.55        $     19.28       $     12.03        $     17.58       $     10.96       $       8.43
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     11.85       $       --        $     18.74       $     11.83        $     15.30       $        --       $      11.04
        ===========       ==========        ===========       ===========        ===========       ===========       ============
        $     13.55       $    12.86        $     18.91       $     12.37        $     15.01       $     11.23       $      12.38
        ===========       ==========        ===========       ===========        ===========       ===========       ============


        $88,254,535       $7,178,842        $37,953,625       $11,802,729        $23,372,329       $29,182,945       $148,246,146
        ===========       ==========        ===========       ===========        ===========       ===========       ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                           MAINSTAY VP
                                           HIGH YIELD        MAINSTAY VP       MAINSTAY VP
                                            CORPORATE        ICAP SELECT         INCOME
                                             BOND--           EQUITY--          BUILDER--
                                          INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......    $121,862,829      $125,271,583       $52,169,289
  Dividends due and accrued...........              --                --                --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................          18,429           (26,457)           (5,918)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           1,235             1,336               745
     Administrative charges...........             137               140                94
                                          ------------      ------------       -----------
       Total net assets...............    $121,879,886      $125,243,650       $52,162,532
                                          ============      ============       ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................    $ 50,083,816      $ 51,346,382       $34,234,205
     Group 2 Policies.................      30,106,405        36,113,738        13,252,799
     Group 3 Policies.................       3,536,935         1,573,801           279,570
     Group 4 Policies.................      38,152,730        36,209,729         4,395,958
                                          ------------      ------------       -----------
       Total net assets...............    $121,879,886      $125,243,650       $52,162,532
                                          ============      ============       ===========
     Group 1 variable accumulation
       unit value.....................    $      33.78      $      13.00       $     25.77
                                          ============      ============       ===========
     Group 2 variable accumulation
       unit value.....................    $      21.88      $      14.04       $     12.76
                                          ============      ============       ===========
     Group 3 variable accumulation
       unit value.....................    $      22.74      $      15.09       $     14.14
                                          ============      ============       ===========
     Group 4 variable accumulation
       unit value.....................    $      21.70      $      15.19       $     14.98
                                          ============      ============       ===========


Identified Cost of Investment.........    $116,732,180      $122,878,535       $56,137,922
                                          ============      ============       ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                                                                MAINSTAY VP
        MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP
       INTERNATIONAL       LARGE CAP          MID CAP          MODERATE           GROWTH            S&P 500            U.S.
         EQUITY--          GROWTH--           CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


        $52,918,395       $32,610,990       $72,750,706       $24,138,103       $38,091,214      $227,036,524       $17,632,882
                 --                --                --                --                --                --                --

            (12,093)          (22,953)           (1,845)           (1,622)            6,967           (18,940)              580



                489               318               557               205               295             2,606               125
                 53                20                50                23                32               294                 9
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $52,905,760       $32,587,699       $72,748,254       $24,136,253       $38,097,854      $227,014,684       $17,633,328
        ===========       ===========       ===========       ===========       ===========      ============       ===========



        $19,463,352       $ 7,356,333       $18,174,276       $ 8,234,619       $11,735,158      $107,181,433       $ 3,334,413
         12,492,456        14,344,914        18,672,064         5,092,518         7,486,466        61,536,016         5,098,410
                 --         1,148,816                --                --                --        17,145,798                --
         20,949,952         9,737,636        35,901,914        10,809,116        18,876,230        41,151,437         9,200,505
        -----------       -----------       -----------       -----------       -----------      ------------       -----------
        $52,905,760       $32,587,699       $72,748,254       $24,136,253       $38,097,854      $227,014,684       $17,633,328
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     24.99       $      8.74       $     17.37       $     12.14       $     11.73      $      33.31       $     12.99
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     15.56       $     12.00       $     17.82       $     12.12       $     11.64      $      11.07       $     13.02
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $        --       $     12.28       $        --       $        --       $        --      $      12.90       $        --
        ===========       ===========       ===========       ===========       ===========      ============       ===========
        $     19.44       $     13.91       $     19.44       $     12.51       $     11.99      $      14.05       $     13.09
        ===========       ===========       ===========       ===========       ===========      ============       ===========


        $60,955,596       $25,600,539       $62,640,880       $22,258,719       $36,137,273      $201,997,958       $13,639,457
        ===========       ===========       ===========       ===========       ===========      ============       ===========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                               ALGER                               ALLIANCEBERNSTEIN
                                              CAPITAL               ALGER              VPS SMALL/
                                           APPRECIATION           SMALL CAP          MID CAP VALUE
                                            PORTFOLIO--      GROWTH PORTFOLIO--       PORTFOLIO--
                                         CLASS I-2 SHARES     CLASS I-2 SHARES       CLASS A SHARES
                                         -----------------------------------------------------------

ASSETS:
  Investment at net asset value.......      $1,282,300           $39,397,588           $4,720,738
  Dividends due and accrued...........              --                    --                   --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................              --                (3,314)                 (92)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              --                   475                   35
     Administrative charges...........              --                    45                    3
                                            ----------           -----------           ----------
       Total net assets...............      $1,282,300           $39,393,754           $4,720,608
                                            ==========           ===========           ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $       --           $16,454,374           $  958,824
     Group 2 Policies.................              --            14,718,712            1,369,556
     Group 3 Policies.................       1,282,300               833,288                   --
     Group 4 Policies.................              --             7,387,380            2,392,228
                                            ----------           -----------           ----------
       Total net assets...............      $1,282,300           $39,393,754           $4,720,608
                                            ==========           ===========           ==========
     Group 1 variable accumulation
       unit value.....................      $       --           $     16.26           $    11.01
                                            ==========           ===========           ==========
     Group 2 variable accumulation
       unit value.....................      $       --           $     12.43           $    11.00
                                            ==========           ===========           ==========
     Group 3 variable accumulation
       unit value.....................      $    22.22           $     20.20           $       --
                                            ==========           ===========           ==========
     Group 4 variable accumulation
       unit value.....................      $       --           $     21.97           $    11.53
                                            ==========           ===========           ==========


Identified Cost of Investment.........      $1,038,658           $25,623,922           $3,709,621
                                            ==========           ===========           ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









         AMERICAN
       CENTURY(R) VP        AMERICAN          AMERICAN         CALVERT VP        DREYFUS IP        DREYFUS VIF       DWS DREMAN
         INFLATION       CENTURY(R) VP      CENTURY(R) VP          SRI           TECHNOLOGY       OPPORTUNISTIC     SMALL MID CAP
       PROTECTION--     INTERNATIONAL--        VALUE--          BALANCED          GROWTH--         SMALL CAP--       VALUE VIP--
         CLASS II           CLASS II          CLASS II          PORTFOLIO      INITIAL SHARES    INITIAL SHARES    CLASS A SHARES
      ---------------------------------------------------------------------------------------------------------------------------


         $181,733          $1,830,298        $1,161,619        $4,137,798        $15,181,599       $1,711,352        $1,497,303
               --                  --                --                --                 --               --                --

               --             (16,681)               --               546              9,644               --            (2,367)



               --                  --                --                45                 94               --                12
               --                  --                --                 4                  7               --                 1
         --------          ----------        ----------        ----------        -----------       ----------        ----------
         $181,733          $1,813,617        $1,161,619        $4,138,295        $15,191,142       $1,711,352        $1,494,923
         ========          ==========        ==========        ==========        ===========       ==========        ==========



         $     --          $       --        $       --        $1,301,497        $ 2,542,392       $       --        $  507,755
               --                  --                --         1,754,872          3,788,481               --           280,089
          181,733           1,813,617         1,161,619                --            506,940        1,711,352                --
               --                  --                --         1,081,926          8,353,329               --           707,079
         --------          ----------        ----------        ----------        -----------       ----------        ----------
         $181,733          $1,813,617        $1,161,619        $4,138,295        $15,191,142       $1,711,352        $1,494,923
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    16.48        $     12.62       $       --        $    10.83
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    11.82        $     13.26       $       --        $    11.03
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $  13.39          $    19.05        $    16.87        $       --        $     17.31       $    14.30        $       --
         ========          ==========        ==========        ==========        ===========       ==========        ==========
         $     --          $       --        $       --        $    13.70        $     17.42       $       --        $    11.03
         ========          ==========        ==========        ==========        ===========       ==========        ==========


         $175,719          $1,823,170        $1,061,378        $4,272,337        $10,965,390       $1,692,261        $1,262,750
         ========          ==========        ==========        ==========        ===========       ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                              FIDELITY(R)
                                           FIDELITY(R)            VIP           FIDELITY(R)
                                               VIP              EQUITY-             VIP
                                         CONTRAFUND(R)--       INCOME--          GROWTH--
                                          INITIAL CLASS      INITIAL CLASS     INITIAL CLASS
                                         ---------------------------------------------------

ASSETS:
  Investment at net asset value.......     $176,662,162       $57,398,521       $3,486,319
  Dividends due and accrued...........               --                --               --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................          (42,644)          (14,704)              --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................            1,867               591               --
     Administrative charges...........              195                65               --
                                           ------------       -----------       ----------
       Total net assets...............     $176,617,456       $57,383,161       $3,486,319
                                           ============       ===========       ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $ 71,172,687       $23,669,686       $       --
     Group 2 Policies.................       50,864,136        14,758,413               --
     Group 3 Policies.................       12,490,592         3,147,331        3,486,319
     Group 4 Policies.................       42,090,041        15,807,731               --
                                           ------------       -----------       ----------
       Total net assets...............     $176,617,456       $57,383,161       $3,486,319
                                           ============       ===========       ==========
     Group 1 variable accumulation
       unit value.....................     $      29.25       $     19.78       $       --
                                           ============       ===========       ==========
     Group 2 variable accumulation
       unit value.....................     $      17.35       $     13.84       $       --
                                           ============       ===========       ==========
     Group 3 variable accumulation
       unit value.....................     $      18.62       $     13.84       $    11.31
                                           ============       ===========       ==========
     Group 4 variable accumulation
       unit value.....................     $      18.61       $     13.73       $       --
                                           ============       ===========       ==========


Identified Cost of Investment.........     $187,640,677       $66,347,490       $3,498,650
                                           ============       ===========       ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                          FIDELITY(R)                                                              JANUS ASPEN       JANUS ASPEN
        FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)       INVESCO V.I.        BALANCED         ENTERPRISE
            VIP           INVESTMENT            VIP               VIP          INTERNATIONAL       PORTFOLIO--       PORTFOLIO--
        INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--       GROWTH FUND--      INSTITUTIONAL     INSTITUTIONAL
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS    SERIES I SHARES        SHARES            SHARES
      ---------------------------------------------------------------------------------------------------------------------------


        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,338,821       $118,485,106        $841,309
                --               --                 --                --                 --                 --              --

                --               --                 --                --               (951)           (15,600)             --



                --               --                 --                --                 24              1,456              --
                --               --                 --                --                  2                114              --
        ----------         --------         ----------        ----------         ----------       ------------        --------
        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,337,844       $118,467,936        $841,309
        ==========         ========         ==========        ==========         ==========       ============        ========



        $       --         $     --         $       --        $       --         $  767,720       $ 41,537,704        $     --
                --               --                 --                --            817,340         56,580,532              --
         8,749,520          960,152          5,008,454         6,346,085                 --          1,711,124         841,309
                --               --                 --                --          1,752,784         18,638,576              --
        ----------         --------         ----------        ----------         ----------       ------------        --------
        $8,749,520         $960,152         $5,008,454        $6,346,085         $3,337,844       $118,467,936        $841,309
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.18       $      31.30        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.43       $      17.92        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========
        $    12.65         $  15.01         $    27.13        $    17.02         $       --       $      17.64        $  20.07
        ==========         ========         ==========        ==========         ==========       ============        ========
        $       --         $     --         $       --        $       --         $     9.63       $      17.78        $     --
        ==========         ========         ==========        ==========         ==========       ============        ========


        $7,869,100         $927,516         $4,383,204        $6,837,588         $2,764,503       $101,096,399        $581,048
        ==========         ========         ==========        ==========         ==========       ============        ========






The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                           JANUS ASPEN         MFS(R)            MFS(R)
                                            WORLDWIDE         INVESTORS            NEW
                                           PORTFOLIO--          TRUST           DISCOVERY
                                          INSTITUTIONAL       SERIES--          SERIES--
                                             SHARES         INITIAL CLASS     INITIAL CLASS
                                         --------------------------------------------------

ASSETS:
  Investment at net asset value.......     $90,067,189        $138,038         $2,270,471
  Dividends due and accrued...........              --              --                 --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................         (11,144)             --                 --

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................           1,197              --                 --
     Administrative charges...........             107              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $90,054,741        $138,038         $2,270,471
                                           ===========        ========         ==========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................     $39,188,977        $     --         $       --
     Group 2 Policies.................      40,351,062              --                 --
     Group 3 Policies.................       1,621,598         138,038          2,270,471
     Group 4 Policies.................       8,893,104              --                 --
                                           -----------        --------         ----------
       Total net assets...............     $90,054,741        $138,038         $2,270,471
                                           ===========        ========         ==========
     Group 1 variable accumulation
       unit value.....................     $     18.51        $     --         $       --
                                           ===========        ========         ==========
     Group 2 variable accumulation
       unit value.....................     $     10.23        $     --         $       --
                                           ===========        ========         ==========
     Group 3 variable accumulation
       unit value.....................     $     12.01        $  13.52         $    18.50
                                           ===========        ========         ==========
     Group 4 variable accumulation
       unit value.....................     $     12.88        $     --         $       --
                                           ===========        ========         ==========


Identified Cost of Investment.........     $79,309,674        $132,914         $1,604,121
                                           ===========        ========         ==========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                             NEUBERGER
                                            BERMAN AMT           PIMCO
          MFS(R)            MFS(R)            MID-CAP           GLOBAL             PIMCO             PIMCO             PIMCO
         RESEARCH          UTILITIES          GROWTH            BOND--        LOW DURATION--     REAL RETURN--    TOTAL RETURN--
         SERIES--          SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE    ADMINISTRATIVE
       INITIAL CLASS     INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES      CLASS SHARES      CLASS SHARES
      --------------------------------------------------------------------------------------------------------------------------


         $147,692         $10,082,416        $539,736          $287,231          $326,502         $3,077,892        $2,096,365
               --                  --              --               677               605              3,028             5,111

               --             (14,968)             --                --                --             13,183                --




               --                  64              --                --                --                 21                --
               --                   7              --                --                --                  2                --
         --------         -----------        --------          --------          --------         ----------        ----------
         $147,692         $10,067,377        $539,736          $287,908          $327,107         $3,094,080        $2,101,476
         ========         ===========        ========          ========          ========         ==========        ==========



         $     --         $ 2,527,881        $     --          $     --          $     --         $  693,552        $       --
               --           1,679,761              --                --                --            729,933                --
          147,692           1,516,765         539,736           287,908           327,107            635,530         2,101,476
               --           4,342,970              --                --                --          1,035,065                --
         --------         -----------        --------          --------          --------         ----------        ----------
         $147,692         $10,067,377        $539,736          $287,908          $327,107         $3,094,080        $2,101,476
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.30        $     --          $     --          $     --         $    10.35        $       --
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.35        $     --          $     --          $     --         $    10.37        $       --
         ========         ===========        ========          ========          ========         ==========        ==========
         $  12.06         $     31.07        $  18.64          $  14.93          $  11.91         $    13.05        $    14.50
         ========         ===========        ========          ========          ========         ==========        ==========
         $     --         $      9.54        $     --          $     --          $     --         $    10.40        $       --
         ========         ===========        ========          ========          ========         ==========        ==========


         $131,925         $ 8,273,914        $393,296          $277,480          $322,547         $3,161,486        $2,380,358
         ========         ===========        ========          ========          ========         ==========        ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

As of December 31, 2010



                                                                                     T. ROWE
                                               ROYCE               ROYCE              PRICE
                                             MICRO-CAP           SMALL-CAP           EQUITY
                                            PORTFOLIO--         PORTFOLIO--          INCOME
                                         INVESTMENT CLASS    INVESTMENT CLASS       PORTFOLIO
                                         ------------------------------------------------------

ASSETS:
  Investment at net asset value.......      $15,260,597         $11,382,175        $61,059,646
  Dividends due and accrued...........               --                  --                 --
  Net receivable (payable) to New York
     Life Insurance and Annuity
     Corporation......................           (4,590)              5,674            (13,510)

LIABILITIES:
  Liability to New York Life Insurance
     and Annuity Corporation for:
     Mortality and expense risk
       charges........................              104                  90                525
Administrative charges................               10                   9                 42
                                            -----------         -----------        -----------
       Total net assets...............      $15,255,893         $11,387,750        $61,045,569
                                            ===========         ===========        ===========

TOTAL NET ASSETS REPRESENTED BY:
  Total Net Assets of Policyowners:
     Group 1 Policies.................      $ 3,578,910         $ 3,162,742        $15,299,487
     Group 2 Policies.................        3,313,687           2,703,694         19,939,282
     Group 3 Policies.................               --                  --          4,390,890
     Group 4 Policies.................        8,363,296           5,521,314         21,415,910
                                            -----------         -----------        -----------
       Total net assets...............      $15,255,893         $11,387,750        $61,045,569
                                            ===========         ===========        ===========
     Group 1 variable accumulation
       unit value.....................      $     14.58         $     13.08        $     15.38
                                            ===========         ===========        ===========
     Group 2 variable accumulation
       unit value.....................      $     14.65         $     13.11        $     15.76
                                            ===========         ===========        ===========
     Group 3 variable accumulation
       unit value.....................      $        --         $        --        $     14.70
                                            ===========         ===========        ===========
     Group 4 variable accumulation
       unit value.....................      $     14.97         $     13.61        $     14.79
                                            ===========         ===========        ===========


Identified Cost of Investment.........      $12,400,652         $ 9,175,431        $64,944,665
                                            ===========         ===========        ===========




Not all divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









          T. ROWE
           PRICE         UIF EMERGING      UIF EMERGING            UIF            VAN ECK VIP       VAN ECK VIP
         LIMITED-        MARKETS DEBT     MARKETS EQUITY    U.S. REAL ESTATE        GLOBAL         MULTI-MANAGER
         TERM BOND        PORTFOLIO--       PORTFOLIO--        PORTFOLIO--       HARD ASSETS--    ALTERNATIVES--
         PORTFOLIO          CLASS I           CLASS I            CLASS I         INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------


         $790,089          $831,168         $67,372,125        $6,552,057         $51,962,258       $1,234,073
            2,022                --                  --                --                  --               --

               --                --             (27,522)           (2,949)            (11,231)              --



               --                --                 658                44                 377               --
               --                --                  63                 5                  39               --
         --------          --------         -----------        ----------         -----------       ----------
         $792,111          $831,168         $67,343,882        $6,549,059         $51,950,611       $1,234,073
         ========          ========         ===========        ==========         ===========       ==========



         $     --          $     --         $22,966,791        $1,800,332         $14,175,017       $       --
               --                --          20,587,965         1,025,888          10,618,851               --
          792,111           831,168           1,879,196         1,474,788           3,129,731        1,234,073
               --                --          21,909,930         2,248,051          24,027,012               --
         --------          --------         -----------        ----------         -----------       ----------
         $792,111          $831,168         $67,343,882        $6,549,059         $51,950,611       $1,234,073
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     29.15        $     9.16         $     21.87       $       --
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     30.35        $     9.21         $     21.28       $       --
         ========          ========         ===========        ==========         ===========       ==========
         $  13.48          $  19.39         $     33.64        $    22.73         $     42.46       $    11.16
         ========          ========         ===========        ==========         ===========       ==========
         $     --          $     --         $     34.56        $     9.61         $     22.54       $       --
         ========          ========         ===========        ==========         ===========       ==========


         $781,262          $820,500         $65,369,456        $5,964,096         $42,104,077       $1,194,518
         ========          ========         ===========        ==========         ===========       ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF OPERATIONS
For the year ended December 31, 2010






                                                                                            MAINSTAY VP     MAINSTAY VP
                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP       COMMON       CONSERVATIVE
                                            BALANCED--        BOND--           CASH           STOCK--      ALLOCATION--
                                           INITIAL CLASS   INITIAL CLASS    MANAGEMENT     INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $  129,995      $ 1,205,855    $     11,252    $  1,198,694     $   190,594
  Mortality and expense risk charges....       (49,240)        (195,549)       (262,674)       (420,615)        (39,238)
  Administrative charges................        (2,713)         (15,731)        (16,334)        (44,063)         (2,979)
                                            ----------      -----------    ------------    ------------     -----------
       Net investment income (loss).....        78,042          994,575        (267,756)        734,016         148,377
                                            ----------      -----------    ------------    ------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       831,783        5,290,976      30,713,535       9,561,517       2,083,149
  Cost of investments sold..............      (874,769)      (4,905,900)    (30,713,586)    (15,184,630)     (1,989,163)
                                            ----------      -----------    ------------    ------------     -----------
       Net realized gain (loss) on
          investments...................       (42,986)         385,076             (51)     (5,623,113)         93,986
  Realized gain distribution received...            --          501,226              --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......     1,068,250          757,721          (6,380)     13,333,018         588,065
                                            ----------      -----------    ------------    ------------     -----------
       Net gain (loss) on investments...     1,025,264        1,644,023          (6,431)      7,709,905         682,051
                                            ----------      -----------    ------------    ------------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $1,103,306      $ 2,638,598    $   (274,187)   $  8,443,921     $   830,428
                                            ==========      ===========    ============    ============     ===========










                                            MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP     MAINSTAY VP
                                              INCOME       INTERNATIONAL     LARGE CAP        MID CAP        MODERATE
                                             BUILDER--       EQUITY--        GROWTH--         CORE--       ALLOCATION--
                                           INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................    $ 1,547,876     $ 1,653,854     $        --     $   237,201     $   457,663
  Mortality and expense risk charges....       (280,209)       (282,747)       (147,367)       (356,325)       (113,395)
  Administrative charges................        (32,907)        (19,379)         (6,624)        (16,919)         (7,273)
                                            -----------     -----------     -----------     -----------     -----------
       Net investment income (loss).....      1,234,760       1,351,728        (153,991)       (136,043)        336,995
                                            -----------     -----------     -----------     -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....      5,222,104       6,179,861       3,419,637       6,855,613       3,006,540
  Cost of investments sold..............     (7,728,945)     (7,116,501)     (2,848,012)     (9,449,617)     (3,362,318)
                                            -----------     -----------     -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................     (2,506,841)       (936,640)        571,625      (2,594,004)       (355,778)
  Realized gain distribution received...             --              --              --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......      7,872,316       1,618,947       3,960,728      16,503,053       2,482,889
                                            -----------     -----------     -----------     -----------     -----------
       Net gain (loss) on investments...      5,365,475         682,307       4,532,353      13,909,049       2,127,111
                                            -----------     -----------     -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................    $ 6,600,235     $ 2,034,035     $ 4,378,362     $13,773,006     $ 2,464,106
                                            ===========     ===========     ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








                                                                                        MAINSTAY VP
                        MAINSTAY VP                     MAINSTAY VP     MAINSTAY VP     HIGH YIELD      MAINSTAY VP
        MAINSTAY VP      FLOATING       MAINSTAY VP       GROWTH          GROWTH         CORPORATE      ICAP SELECT
       CONVERTIBLE--      RATE--       GOVERNMENT--    ALLOCATION--      EQUITY--         BOND--         EQUITY--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------


        $ 1,170,209    $    497,292     $   756,592     $   313,787    $    845,025    $  6,929,340    $    983,843
           (212,506)        (57,344)       (123,813)       (147,671)       (921,876)       (623,936)       (629,492)
            (11,185)         (2,983)         (9,707)         (7,790)       (112,686)        (49,206)        (48,396)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
            946,518         436,965         623,072         158,326        (189,537)      6,256,198         305,955
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


          4,252,788       2,319,042       4,092,814       2,219,294      15,195,444      11,869,881      11,576,534
         (3,885,411)     (2,447,654)     (3,777,654)     (2,786,546)    (15,562,838)    (11,116,869)    (14,649,587)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


            367,377        (128,612)        315,160        (567,252)       (367,394)        753,012      (3,073,053)
                 --              --         362,105              --              --              --              --

          5,284,256         586,415        (202,918)      4,181,295      18,431,100       6,315,316      21,717,147
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
          5,651,633         457,803         474,347       3,614,043      18,063,706       7,068,328      18,644,094
        -----------    ------------     -----------     -----------    ------------    ------------    ------------



        $ 6,598,151    $    894,768     $ 1,097,419     $ 3,772,369    $ 17,874,169    $ 13,324,526    $ 18,950,049
        ===========    ============     ===========     ===========    ============    ============    ============


                                                           ALGER           ALGER       ALLIANCEBERN-
        MAINSTAY VP                                       CAPITAL        SMALL CAP         STEIN         AMERICAN
         MODERATE       MAINSTAY VP     MAINSTAY VP    APPRECIATION       GROWTH        VPS SMALL/     CENTURY(R) VP
          GROWTH          S&P 500          U.S.         PORTFOLIO--     PORTFOLIO--    MID CAP VALUE     INFLATION
       ALLOCATION--       INDEX--       SMALL CAP--      CLASS I-2       CLASS I-2      PORTFOLIO--    PROTECTION--
       INITIAL CLASS   INITIAL CLASS   INITIAL CLASS      SHARES          SHARES      CLASS A SHARES     CLASS II
      --------------------------------------------------------------------------------------------------------------


        $   527,275    $  3,802,490     $     8,295     $     4,329    $         --    $     17,527    $      2,702
           (185,392)     (1,092,651)        (81,972)             --        (193,265)        (19,651)             --
            (10,331)       (101,617)         (2,720)             --         (15,085)           (727)             --
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
            331,552       2,608,222         (76,397)          4,329        (208,350)         (2,851)          2,702
        -----------    ------------     -----------     -----------    ------------    ------------    ------------


          2,510,058      20,999,430       1,956,943          72,665       4,641,606       1,165,739          65,602
         (2,881,987)    (20,547,506)     (1,737,043)        (82,711)     (2,586,450)       (870,342)        (63,437)
        -----------    ------------     -----------     -----------    ------------    ------------    ------------

           (371,929)        451,924         219,900         (10,046)      2,055,156         295,397           2,165
                 --              --              --              --              --              --              --



          4,507,415      25,365,776       3,340,341         165,851       6,123,878         473,174           2,083
        -----------    ------------     -----------     -----------    ------------    ------------    ------------
          4,135,486      25,817,700       3,560,241         155,805       8,179,034         768,571           4,248
        -----------    ------------     -----------     -----------    ------------    ------------    ------------

        $ 4,467,038    $ 28,425,922     $ 3,483,844     $   160,134    $  7,970,684    $    765,720    $      6,950
        ===========    ============     ===========     ===========    ============    ============    ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                             AMERICAN
                                           CENTURY(R) VP     AMERICAN       CALVERT VP      DREYFUS IP      DREYFUS VIF
                                             INTERNA-      CENTURY(R) VP        SRI         TECHNOLOGY     OPPORTUNISTIC
                                             TIONAL--         VALUE--        BALANCED        GROWTH--       SMALL CAP--
                                             CLASS II        CLASS II        PORTFOLIO    INITIAL SHARES  INITIAL SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  33,338       $  21,568       $  56,545      $        --      $  10,033
  Mortality and expense risk charges....            --              --         (20,707)         (58,173)            --
  Administrative charges................            --              --          (1,218)          (2,059)            --
                                             ---------       ---------       ---------      -----------      ---------
       Net investment income (loss).....        33,338          21,568          34,620          (60,232)        10,033
                                             ---------       ---------       ---------      -----------      ---------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       242,460         184,618         402,240        1,806,823         96,675
  Cost of investments sold..............      (316,626)       (275,431)       (424,027)      (1,505,743)      (165,723)
                                             ---------       ---------       ---------      -----------      ---------
       Net realized gain (loss) on
          investments...................       (74,166)        (90,813)        (21,787)         301,080        (69,048)
  Realized gain distribution received...            --              --              --               --             --
  Change in unrealized appreciation
     (depreciation) on investments......       239,393         210,123         415,295        2,859,701        464,498
                                             ---------       ---------       ---------      -----------      ---------
       Net gain (loss) on investments...       165,227         119,310         393,508        3,160,781        395,450
                                             ---------       ---------       ---------      -----------      ---------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 198,565       $ 140,878       $ 428,128      $ 3,100,549      $ 405,483
                                             =========       =========       =========      ===========      =========







                                                           INVESCO V.I.     JANUS ASPEN     JANUS ASPEN     JANUS ASPEN
                                            FIDELITY(R)    INTERNATIONAL     BALANCED       ENTERPRISE       WORLDWIDE
                                                VIP        GROWTH FUND--    PORTFOLIO--     PORTFOLIO--     PORTFOLIO--
                                            OVERSEAS--       SERIES I      INSTITUTIONAL   INSTITUTIONAL   INSTITUTIONAL
                                           INITIAL CLASS      SHARES          SHARES          SHARES          SHARES
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  81,999       $  66,540     $  3,285,635      $     495     $    524,026
  Mortality and expense risk charges....            --         (15,168)        (618,677)            --         (457,391)
  Administrative charges................            --            (649)         (41,028)            --          (37,731)
                                             ---------       ---------     ------------      ---------     ------------
       Net investment income (loss).....        81,999          50,723        2,625,930            495           28,904
                                             ---------       ---------     ------------      ---------     ------------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       158,773         528,932       12,166,225        234,180        9,696,368
  Cost of investments sold..............      (188,240)       (530,735)     (10,355,606)      (232,088)     (13,371,429)
                                             ---------       ---------     ------------      ---------     ------------
       Net realized gain (loss) on
          investments...................       (29,467)         (1,803)       1,810,619          2,092       (3,675,061)
  Realized gain distribution received...        11,182              --               --             --               --
  Change in unrealized appreciation
     (depreciation) on investments......       711,122         297,521        4,310,089        170,971       15,727,237
                                             ---------       ---------     ------------      ---------     ------------
       Net gain (loss) on investments...       692,837         295,718        6,120,708        173,063       12,052,176
                                             ---------       ---------     ------------      ---------     ------------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $ 774,836       $ 346,441     $  8,746,638      $ 173,558     $ 12,081,080
                                             =========       =========     ============      =========     ============




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                                           FIDELITY(R)                                      FIDELITY(R)
        DWS DREMAN                             VIP          FIDELITY(R)     FIDELITY(R)         VIP         FIDELITY(R)
       SMALL MID CAP   FIDELITY(R) VIP       EQUITY-            VIP             VIP         INVESTMENT          VIP
        VALUE VIP--    CONTRAFUND(R)--      INCOME--         GROWTH--       INDEX 500--    GRADE BOND--      MID CAP--
      CLASS A SHARES    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS   INITIAL CLASS   INITIAL CLASS   INITIAL CLASS
      ------------------------------------------------------------------------------------------------------------------


         $  19,764      $  2,012,518       $   976,842       $   8,611      $  157,593       $  34,113      $   16,469
            (6,950)         (836,084)         (276,454)             --              --              --              --
              (384)          (67,460)          (22,210)             --              --              --              --
         ---------      ------------       -----------       ---------      ----------       ---------      ----------
            12,430         1,108,974           678,178           8,611         157,593          34,113          16,469
         ---------      ------------       -----------       ---------      ----------       ---------      ----------



           768,126        17,074,313         5,517,873         104,374         162,198         248,781         184,701
          (606,024)      (17,478,399)       (6,763,800)       (124,820)       (207,681)       (241,835)       (224,606)
         ---------      ------------       -----------       ---------      ----------       ---------      ----------

           162,102          (404,086)       (1,245,927)        (20,446)        (45,483)          6,946         (39,905)
                --            73,224                --          10,350         131,433          10,383          13,407



            58,354        24,487,153         7,853,334         682,485         908,653          20,446       1,109,410
         ---------      ------------       -----------       ---------      ----------       ---------      ----------
           220,456        24,156,291         6,607,407         672,389         994,603          37,775       1,082,912
         ---------      ------------       -----------       ---------      ----------       ---------      ----------


         $ 232,886      $ 25,265,265       $ 7,285,585       $ 681,000      $1,152,196       $  71,888      $1,099,381
         =========      ============       ===========       =========      ==========       =========      ==========






                                                                             NEUBERGER
          MFS(R)           MFS(R)                                           BERMAN AMT         PIMCO
         INVESTORS           NEW             MFS(R)           MFS(R)          MID-CAP         GLOBAL         PIMCO LOW
           TRUST          DISCOVERY         RESEARCH         UTILITIES        GROWTH          BOND--        DURATION--
         SERIES--         SERIES--          SERIES--         SERIES--       PORTFOLIO--   ADMINISTRATIVE  ADMINISTRATIVE
       INITIAL CLASS    INITIAL CLASS     INITIAL CLASS    INITIAL CLASS  CLASS I SHARES   CLASS SHARES    CLASS SHARES
      ------------------------------------------------------------------------------------------------------------------


         $  1,530         $      --         $  1,233        $  242,669       $     --        $  6,828        $  6,228
               --                --               --           (36,409)            --              --              --
               --                --               --            (1,966)            --              --              --
         --------         ---------         --------        ----------       --------        --------        --------
            1,530                --            1,233           204,294             --           6,828           6,228
         --------         ---------         --------        ----------       --------        --------        --------



           14,434           207,097           28,217           825,107         25,229         102,039         102,414
          (17,837)         (244,568)         (32,671)         (937,496)       (26,170)        (98,545)        (99,480)
         --------         ---------         --------        ----------       --------        --------        --------

           (3,403)          (37,471)          (4,454)         (112,389)          (941)          3,494           2,934
               --                --               --                --             --           6,774           1,062




           14,788           614,690           23,709         1,056,889        121,335          10,772          11,166
         --------         ---------         --------        ----------       --------        --------        --------
           11,385           577,219           19,255           944,500        120,394          21,040          15,162
         --------         ---------         --------        ----------       --------        --------        --------


         $ 12,915         $ 577,219         $ 20,488        $1,148,794       $120,394        $ 27,868        $ 21,390
         ========         =========         ========        ==========       ========        ========        ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the year ended December 31, 2010



                                               PIMCO           PIMCO           ROYCE           ROYCE          T. ROWE
                                               REAL            TOTAL         MICRO-CAP       SMALL-CAP         PRICE
                                             RETURN--        RETURN--       PORTFOLIO--     PORTFOLIO--       EQUITY
                                          ADMINISTRATIVE  ADMINISTRATIVE    INVESTMENT      INVESTMENT        INCOME
                                           CLASS SHARES    CLASS SHARES        CLASS           CLASS         PORTFOLIO
                                          ------------------------------------------------------------------------------

INVESTMENT INCOME (LOSS):
  Dividend income.......................     $  19,371       $  51,536      $   246,284     $    12,365     $ 1,079,130
  Mortality and expense risk charges....        (4,834)             --          (66,111)        (52,964)       (280,607)
  Administrative charges................          (256)             --           (2,841)         (2,640)        (14,463)
                                             ---------       ---------      -----------     -----------     -----------
       Net investment income (loss).....        14,281          51,536          177,332         (43,239)        784,060
                                             ---------       ---------      -----------     -----------     -----------

REALIZED AND UNREALIZED GAIN (LOSS):
  Proceeds from sale of investments.....       405,801         481,764        1,242,170       1,065,114       5,414,920
  Cost of investments sold..............      (423,518)       (482,954)      (1,765,300)     (1,232,628)     (6,150,794)
                                             ---------       ---------      -----------     -----------     -----------
       Net realized gain (loss) on
          investments...................       (17,717)         (1,190)        (523,130)       (167,514)       (735,874)
  Realized gain distribution received...        26,218          66,789               --              --              --
  Change in unrealized appreciation
     (depreciation) on investments......        35,767          42,875        3,716,957       2,003,176       7,696,299
                                             ---------       ---------      -----------     -----------     -----------
       Net gain (loss) on investments...        44,268         108,474        3,193,827       1,835,662       6,960,425
                                             ---------       ---------      -----------     -----------     -----------
          Net increase (decrease) in net
            assets resulting from
            operations..................     $  58,549       $ 160,010      $ 3,371,159     $ 1,792,423     $ 7,744,485
                                             =========       =========      ===========     ===========     ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I








          T. ROWE
           PRICE        UIF EMERGING      UIF EMERGING       UIF U.S.       VAN ECK VIP     VAN ECK VIP
         LIMITED-       MARKETS DEBT     MARKETS EQUITY     REAL ESTATE       GLOBAL       MULTI-MANAGER
         TERM BOND       PORTFOLIO--       PORTFOLIO--      PORTFOLIO--    HARD ASSETS--  ALTERNATIVES--
         PORTFOLIO         CLASS I           CLASS I          CLASS I      INITIAL CLASS   INITIAL CLASS
      --------------------------------------------------------------------------------------------------


         $  22,547        $  33,315        $   371,120      $    91,495     $   145,747      $     --
                --               --           (320,776)         (21,577)       (215,427)           --
                --               --            (20,931)          (1,131)        (11,780)           --
         ---------        ---------        -----------      -----------     -----------      --------
            22,547           33,315             29,413           68,787         (81,460)           --
         ---------        ---------        -----------      -----------     -----------      --------



           138,603          116,115          6,921,279        2,606,457       5,415,920        66,737
          (134,699)        (122,750)        (6,374,862)      (2,196,693)     (5,876,987)      (70,638)
         ---------        ---------        -----------      -----------     -----------      --------

             3,904           (6,635)           546,417          409,764        (461,067)       (3,901)
                --               --                 --               --              --            --

            (3,196)          47,391          9,894,400          778,030      11,993,250        61,481
         ---------        ---------        -----------      -----------     -----------      --------
               708           40,756         10,440,817        1,187,794      11,532,183        57,580
         ---------        ---------        -----------      -----------     -----------      --------


         $  23,255        $  74,071        $10,470,230      $ 1,256,581     $11,450,723      $ 57,580
         =========        =========        ===========      ===========     ===========      ========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2010
and December 31, 2009







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                          BALANCED--                            BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   78,042        $  205,375        $   994,575       $ 1,404,865
     Net realized gain (loss) on investments................        (42,986)         (313,622)           385,076           100,909
     Realized gain distribution received....................             --                --            501,226           130,194
     Change in unrealized appreciation (depreciation) on
       investments..........................................      1,068,250         1,707,842            757,721           718,465
                                                                 ----------        ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,103,306         1,599,595          2,638,598         2,354,433
                                                                 ----------        ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................      1,085,114         1,175,214          3,617,064         3,783,807
     Cost of insurance......................................       (620,302)         (635,091)        (2,437,963)       (2,407,372)
     Policyowners' surrenders...............................       (284,116)         (352,692)        (2,211,999)       (1,667,958)
     Net transfers from (to) Fixed Account..................       (142,783)          (25,604)          (553,223)         (732,625)
     Transfers between Investment Divisions.................        (77,032)         (415,237)         2,251,241         2,058,148
     Policyowners' death benefits...........................        (20,803)          (20,507)           (99,532)         (139,156)
                                                                 ----------        ----------        -----------       -----------
       Net contributions and (withdrawals)..................        (59,922)         (273,917)           565,588           894,844
                                                                 ----------        ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (86)             (206)              (259)             (457)
                                                                 ----------        ----------        -----------       -----------
          Increase (decrease) in net assets.................      1,043,298         1,325,472          3,203,927         3,248,820
NET ASSETS:
     Beginning of year......................................      8,555,013         7,229,541         35,482,820        32,234,000
                                                                 ----------        ----------        -----------       -----------
     End of year............................................     $9,598,311        $8,555,013        $38,686,747       $35,482,820
                                                                 ==========        ==========        ===========       ===========







                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                        FLOATING RATE--                      GOVERNMENT--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:
  Operations:
     Net investment income (loss)...........................     $   436,965       $   288,841       $   623,072       $   722,706
     Net realized gain (loss) on investments................        (128,612)         (342,026)          315,160           434,519
     Realized gain distribution received....................              --                --           362,105            22,886
     Change in unrealized appreciation (depreciation) on
       investments..........................................         586,415         2,388,989          (202,918)         (930,145)
                                                                 -----------       -----------       -----------       -----------

       Net increase (decrease) in net assets resulting from
          operations........................................         894,768         2,335,804         1,097,419           249,966
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,501,265         1,616,718         2,512,363         2,835,873
     Cost of insurance......................................        (821,708)         (682,247)       (1,775,941)       (1,975,736)
     Policyowners' surrenders...............................        (730,503)         (592,450)       (1,662,680)       (1,732,231)
     Net transfers from (to) Fixed Account..................        (195,803)          (74,621)         (395,003)         (622,876)
     Transfers between Investment Divisions.................       1,267,997         2,580,022         1,266,381            42,491
     Policyowners' death benefits...........................         (55,103)          (95,675)         (240,767)         (469,349)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................         966,145         2,751,747          (295,647)       (1,921,828)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             (77)             (391)              (98)               50
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       1,860,836         5,087,160           801,674        (1,671,812)
NET ASSETS:
     Beginning of year......................................      10,909,699         5,822,539        22,951,516        24,623,328
                                                                 -----------       -----------       -----------       -----------

     End of year............................................     $12,770,535       $10,909,699       $23,753,190       $22,951,516
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                          MAINSTAY VP
                                            MAINSTAY VP                   CONSERVATIVE                  MAINSTAY VP
              MAINSTAY VP                  COMMON STOCK--                 ALLOCATION--                 CONVERTIBLE--
            CASH MANAGEMENT                INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



      $   (267,756)  $   (268,996)   $   734,016    $ 1,023,048    $  148,377     $  135,529     $   946,518    $   554,160
               (51)         2,011     (5,623,113)    (6,922,529)       93,986       (134,178)        367,377       (732,306)
                --             --             --             --            --         93,468              --             --

            (6,380)        (1,348)    13,333,018     19,985,894       588,065        969,387       5,284,256     12,480,989
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------


          (274,187)      (268,333)     8,443,921     14,086,413       830,428      1,064,206       6,598,151     12,302,843
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------



         8,241,505      9,513,626      8,611,005      9,527,309       704,225        523,012       3,958,677      4,186,387
        (4,691,348)    (5,222,098)    (5,834,420)    (6,076,719)     (487,704)      (366,604)     (2,717,238)    (2,596,598)
       (10,994,466)   (11,841,738)    (4,826,609)    (4,542,318)     (691,098)      (365,215)     (2,358,077)    (2,629,350)
          (303,602)    (4,115,900)    (2,709,424)    (1,638,812)      (61,336)        26,172      (1,257,679)      (671,394)
        (1,670,213)    (2,562,227)    (2,579,621)    (2,109,445)    1,086,268      1,976,565         714,390      1,921,361
           (75,493)       (97,744)      (432,544)      (156,039)      (82,270)       (16,368)       (135,591)      (126,066)
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------

        (9,493,617)   (14,326,081)    (7,771,613)    (4,996,024)      468,085      1,777,562      (1,795,518)        84,340
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------



                --             (5)        (1,129)        (2,928)          (65)          (213)           (605)        (2,748)
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------
        (9,767,804)   (14,594,419)       671,179      9,087,461     1,298,448      2,841,555       4,802,028     12,384,435



        66,890,183     81,484,602     78,371,716     69,284,255     6,824,278      3,982,723      39,628,109     27,243,674
      ------------   ------------    -----------    -----------    ----------     ----------     -----------    -----------

      $ 57,122,379   $ 66,890,183    $79,042,895    $78,371,716    $8,122,726     $6,824,278     $44,430,137    $39,628,109
      ============   ============    ===========    ===========    ==========     ==========     ===========    ===========






              MAINSTAY VP                                                 MAINSTAY VP
                 GROWTH                     MAINSTAY VP                    HIGH YIELD                   MAINSTAY VP
              ALLOCATION--                GROWTH EQUITY--               CORPORATE BOND--            ICAP SELECT EQUITY--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------





       $   158,326    $   375,563   $   (189,537)  $    (47,254)  $  6,256,198   $  7,076,864   $    305,955   $    917,646
          (567,252)      (764,980)      (367,394)    (2,569,683)       753,012     (1,083,532)    (3,073,053)    (3,440,476)
                --        405,537             --             --             --             --             --             --


         4,181,295      5,401,367     18,431,100     45,905,883      6,315,316     27,085,753     21,717,147     21,873,967
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------


         3,772,369      5,417,487     17,874,169     43,288,946     13,324,526     33,079,085     18,950,049     19,351,137
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------

         4,842,868      5,212,465     21,517,559     24,036,738     11,578,780     11,843,258     13,871,950     11,806,648
        (1,815,471)    (1,759,279)   (14,900,123)   (15,627,894)    (8,073,215)    (7,768,511)    (7,976,141)    (6,244,494)
        (1,054,565)      (865,300)   (11,053,823)    (9,046,567)    (6,668,810)    (6,164,879)    (6,655,962)    (4,442,566)
          (267,255)       165,768     (4,220,017)    (4,115,432)    (2,484,754)      (531,010)    (3,320,725)    (1,548,212)
           146,509      1,071,927     (3,647,839)    (3,746,121)     2,576,196      6,277,300     (2,779,940)    27,073,509
            (6,966)      (169,769)      (358,828)      (349,258)      (684,212)      (538,995)      (398,263)      (234,979)
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------
         1,845,120      3,655,812    (12,663,071)    (8,848,534)    (3,756,015)     3,117,163     (7,259,081)    26,409,906
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------


              (198)          (759)          (651)       (13,720)        (1,378)        (8,851)        (2,038)        (3,989)
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------
         5,617,291      9,072,540      5,210,447     34,426,692      9,567,133     36,187,397     11,688,930     45,757,054

        24,766,955     15,694,415    169,202,006    134,775,314    112,312,753     76,125,356    113,554,720     67,797,666
       -----------    -----------   ------------   ------------   ------------   ------------   ------------   ------------

       $30,384,246    $24,766,955   $174,412,453   $169,202,006   $121,879,886   $112,312,753   $125,243,650   $113,554,720
       ===========    ===========   ============   ============   ============   ============   ============   ============





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009





                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                       INCOME BUILDER--                 INTERNATIONAL EQUITY--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $ 1,234,760       $ 1,356,175       $ 1,351,728       $ 3,196,132
     Net realized gain (loss) on investments................      (2,506,841)       (3,514,480)         (936,640)         (814,453)
     Realized gain distribution received....................              --                --                --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       7,872,316        11,635,028         1,618,947         6,142,481
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       6,600,235         9,476,723         2,034,035         8,524,160
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       5,436,131         5,938,123         6,450,293         6,977,349
     Cost of insurance......................................      (4,280,415)       (4,451,766)       (3,232,738)       (3,566,248)
     Policyowners' surrenders...............................      (3,051,490)       (2,800,358)       (2,901,936)       (2,122,059)
     Net transfers from (to) Fixed Account..................      (1,092,783)       (1,247,333)       (1,412,434)       (1,252,660)
     Transfers between Investment Divisions.................        (797,199)       (1,051,674)       (1,712,114)       (1,947,584)
     Policyowners' death benefits...........................        (280,087)         (309,871)         (302,421)         (107,954)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................      (4,065,843)       (3,922,879)       (3,111,350)       (2,019,156)
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (695)           (3,058)             (338)           (1,583)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       2,533,697         5,550,786        (1,077,653)        6,503,421
NET ASSETS:
     Beginning of year......................................      49,628,835        44,078,049        53,983,413        47,479,992
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $52,162,532       $49,628,835       $52,905,760       $53,983,413
                                                                 ===========       ===========       ===========       ===========






                                                                          MAINSTAY VP                         MAINSTAY VP
                                                                           MODERATE                         MODERATE GROWTH
                                                                         ALLOCATION--                        ALLOCATION--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   336,995       $   368,998       $   331,552       $   606,545
     Net realized gain (loss) on investments................        (355,778)         (409,985)         (371,929)         (763,790)
     Realized gain distribution received....................              --           345,847                --           565,414
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,482,889         3,096,474         4,507,415         6,111,208
                                                                 -----------       -----------       -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       2,464,106         3,401,334         4,467,038         6,519,377
                                                                 -----------       -----------       -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       2,600,723         2,499,288         5,613,190         5,525,397
     Cost of insurance......................................      (1,264,881)       (1,141,677)       (2,410,788)       (2,162,019)
     Policyowners' surrenders...............................      (1,125,628)         (645,063)       (1,604,869)       (1,402,588)
     Net transfers from (to) Fixed Account..................         188,796            45,003          (436,373)         (336,359)
     Transfers between Investment Divisions.................       2,072,569         2,383,278         1,688,448         1,386,388
     Policyowners' death benefits...........................         (16,951)           (1,367)          (59,855)         (206,613)
                                                                 -----------       -----------       -----------       -----------
       Net contributions and (withdrawals)..................       2,454,628         3,139,462         2,789,753         2,804,206
                                                                 -----------       -----------       -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (173)             (591)             (275)           (1,050)
                                                                 -----------       -----------       -----------       -----------
          Increase (decrease) in net assets.................       4,918,561         6,540,205         7,256,516         9,322,533
NET ASSETS:
     Beginning of year......................................      19,217,692        12,677,487        30,841,338        21,518,805
                                                                 -----------       -----------       -----------       -----------
     End of year............................................     $24,136,253       $19,217,692       $38,097,854       $30,841,338
                                                                 ===========       ===========       ===========       ===========




Not all investment divisions are available under all policies.

(a) For the period November 20, 2009 (Commencement of Investments) through December 31, 2009.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I












              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP
           LARGE CAP GROWTH--              MID CAP CORE--               MID CAP GROWTH--              MID CAP VALUE--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $  (153,991)   $  (120,175)   $  (136,043)   $   (85,991)       $--       $    (81,295)       $--       $    972,039
           571,625       (411,229)    (2,594,004)    (2,309,023)        --        (10,332,536)        --        (13,219,896)
                --             --             --             --         --            529,048         --                 --

         3,960,728      8,171,762     16,503,053     11,424,134         --         17,180,516         --         17,335,806
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------

         4,378,362      7,640,358     13,773,006      9,029,120         --          7,295,733         --          5,087,949
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------

         3,751,678      3,921,590      8,665,908      4,739,527         --          4,714,847         --          3,574,003
        (1,883,036)    (1,783,146)    (4,300,079)    (2,020,723)        --         (2,217,846)        --         (1,869,405)
        (1,741,026)    (1,886,820)    (3,717,559)    (1,540,002)        --         (1,227,526)        --         (1,723,574)
          (688,806)      (501,797)    (1,828,323)      (802,187)        --           (573,614)        --           (693,762)
         1,424,293      1,500,906     (1,927,673)    31,370,159         --        (33,750,429)        --        (29,769,823)
          (138,149)       (28,342)      (138,191)       (55,091)        --           (112,457)        --            (74,176)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
           724,954      1,222,391     (3,245,917)    31,691,683         --        (33,167,025)        --        (30,556,737)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------


              (123)        (1,533)        (1,045)        (1,213)        --             (1,004)        --               (629)
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
         5,103,193      8,861,216     10,526,044     40,719,590         --        (25,872,296)        --        (25,469,417)

        27,484,506     18,623,290     62,222,210     21,502,620         --         25,872,296         --         25,469,417
       -----------    -----------    -----------    -----------        ---       ------------        ---       ------------
       $32,587,699    $27,484,506    $72,748,254    $62,222,210        $--       $         --        $--       $         --
       ===========    ===========    ===========    ===========        ===       ============        ===       ============






                                                                                                       ALGER CAPITAL
              MAINSTAY VP                   MAINSTAY VP                   MAINSTAY VP                   APPRECIATION
            S&P 500 INDEX--              SMALL CAP GROWTH--             U.S. SMALL CAP--                PORTFOLIO--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                CLASS I-2 SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010          2009(A)         2010           2009
     -----------------------------------------------------------------------------------------------------------------------



      $  2,608,222   $  4,235,797        $--       $    (33,185)   $   (76,397)   $   (36,296)   $    4,329     $       --
           451,924     (3,890,508)        --         (8,711,496)       219,900          2,175       (10,046)      (120,905)
                --             --         --                 --             --             --            --             --

        25,365,776     44,063,105         --         11,178,185      3,340,341        653,085       165,851        493,964
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------

        28,425,922     44,408,394         --          2,433,504      3,483,844        618,964       160,134        373,059
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------

        23,258,192     26,255,974         --          2,342,218      2,329,982        271,952        55,842         67,959
       (15,281,008)   (15,777,461)        --           (949,268)    (1,050,318)       (93,444)      (43,051)       (46,542)
       (12,631,315)   (10,346,300)        --           (853,202)      (990,506)      (158,758)           --       (185,881)
        (4,606,219)    (4,628,086)        --           (310,052)      (550,696)       (32,344)          (25)        (2,081)
        (5,787,118)    (4,535,331)        --        (14,762,694)      (225,206)    14,051,210        50,061        156,269
        (1,039,509)      (673,258)        --            (47,659)       (21,127)            --            --             --
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
       (16,086,977)    (9,704,462)        --        (14,580,657)      (507,871)    14,038,616        62,827        (10,276)
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------


            (2,959)        (9,017)        --               (226)          (159)           (66)           --             --
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
        12,335,986     34,694,915         --        (12,147,379)     2,975,814     14,657,514       222,961        362,783

       214,678,698    179,983,783         --         12,147,379     14,657,514             --     1,059,339        696,556
      ------------   ------------        ---       ------------    -----------    -----------    ----------     ----------
      $227,014,684   $214,678,698        $--       $         --    $17,633,328    $14,657,514    $1,282,300     $1,059,339
      ============   ============        ===       ============    ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009



                                                                                                           ALLIANCEBERNSTEIN
                                                                        ALGER SMALL CAP                    VPS SMALL/MID CAP
                                                                      GROWTH PORTFOLIO--                   VALUE PORTFOLIO--
                                                                       CLASS I-2 SHARES                     CLASS A SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $  (208,350)      $  (175,274)      $   (2,851)       $    7,291
     Net realized gain (loss) on investments................       2,055,156           714,685          295,397          (125,754)
     Realized gain distribution received....................              --                --               --            70,891


     Change in unrealized appreciation (depreciation) on
       investments..........................................       6,123,878        10,716,625          473,174           722,190
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       7,970,684        11,256,036          765,720           674,618
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       3,264,752         3,819,493          549,519           391,075
     Cost of insurance......................................      (2,266,414)       (2,269,093)        (223,524)         (113,762)
     Policyowners' surrenders...............................      (2,386,201)       (1,605,123)         (88,502)          (25,672)
     Net transfers from (to) Fixed Account..................      (1,135,269)         (824,626)         (17,578)           66,651
     Transfers between Investment Divisions.................      (1,311,515)       (1,184,144)       1,092,623           663,077
     Policyowners' death benefits...........................         (68,192)          (49,941)          (7,044)               --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................      (3,902,839)       (2,113,434)       1,305,494           981,369
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (942)           (2,475)             (69)              (77)
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................       4,066,903         9,140,127        2,071,145         1,655,910
NET ASSETS:
     Beginning of year......................................      35,326,851        26,186,724        2,649,463           993,553
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $39,393,754       $35,326,851       $4,720,608        $2,649,463
                                                                 ===========       ===========       ==========        ==========







                                                                                                              DREYFUS VIF
                                                                          DREYFUS IP                         OPPORTUNISTIC
                                                                      TECHNOLOGY GROWTH--                     SMALL CAP--
                                                                        INITIAL SHARES                      INITIAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (60,232)      $    (8,404)      $   10,033        $   17,124
     Net realized gain (loss) on investments................         301,080          (323,908)         (69,048)          (99,108)
     Realized gain distribution received....................              --                --               --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,859,701         4,140,116          464,498           351,091
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................       3,100,549         3,807,804          405,483           269,107
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,498,763         1,469,595           41,201            98,165
     Cost of insurance......................................        (823,993)         (914,403)         (16,224)          (17,661)
     Policyowners' surrenders...............................        (728,340)         (983,041)         (19,446)             (108)
     Net transfers from (to) Fixed Account..................        (271,362)         (245,692)          (3,990)           (8,516)
     Transfers between Investment Divisions.................       1,588,540           886,355           53,483           (56,344)
     Policyowners' death benefits...........................         (18,536)          (16,428)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................       1,245,072           196,386           55,024            15,536
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................              36              (631)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................       4,345,657         4,003,559          460,507           284,643
NET ASSETS:
     Beginning of year......................................      10,845,485         6,841,926        1,250,845           966,202
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $15,191,142       $10,845,485       $1,711,352        $1,250,845
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I














                AMERICAN                      AMERICAN                      AMERICAN                     CALVERT VP
             CENTURY(R) VP                 CENTURY(R) VP                 CENTURY(R) VP                      SRI
         INFLATION PROTECTION--           INTERNATIONAL--                   VALUE--                       BALANCED
                CLASS II                      CLASS II                      CLASS II                     PORTFOLIO
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  2,702       $  2,213      $   33,338     $   23,168     $   21,568      $  48,283     $   34,620     $   55,238
           2,165            268         (74,166)       (71,594)       (90,813)      (231,075)       (21,787)      (155,186)
              --             --              --             --             --             --             --             --




           2,083         10,282         239,393        416,571        210,123        316,639        415,295        871,848
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------

           6,950         12,763         198,565        368,145        140,878        133,847        428,128        771,900
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------


          22,414         24,801          84,958        117,924         91,113         59,970        489,537        533,916
         (10,934)       (12,889)        (71,492)       (75,034)       (33,069)       (32,218)      (264,229)      (278,019)
              --             --          (7,118)        (1,734)            --        (81,641)      (292,269)      (265,844)
             653           (851)         (9,952)         1,079         (4,538)       (18,429)       (54,705)      (119,586)
          33,807        (30,920)         90,682         17,567        (19,089)       (18,012)        23,464       (161,460)
              --             --              --             --             --             --         (7,600)       (12,356)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
          45,940        (19,859)         87,078         59,802         34,417        (90,330)      (105,802)      (303,349)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------


              --             --              --             --             --             --            (49)          (176)
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
          52,890         (7,096)        285,643        427,947        175,295         43,517        322,277        468,375

         128,843        135,939       1,527,974      1,100,027        986,324        942,807      3,816,018      3,347,643
        --------       --------      ----------     ----------     ----------      ---------     ----------     ----------
        $181,733       $128,843      $1,813,617     $1,527,974     $1,161,619      $ 986,324     $4,138,295     $3,816,018
        ========       ========      ==========     ==========     ==========      =========     ==========     ==========







               DWS DREMAN
          SMALL MID CAP VALUE             FIDELITY(R) VIP               FIDELITY(R) VIP               FIDELITY(R) VIP
              VIP--CLASS A                CONTRAFUND(R)--               EQUITY-INCOME--                   GROWTH--
                 SHARES                    INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



       $   12,430     $    4,855    $  1,108,974   $  1,162,592    $   678,178    $   805,216    $    8,611     $   11,295
          162,102         (8,990)       (404,086)    (5,766,970)    (1,245,927)    (3,341,256)      (20,446)      (137,332)
               --             --          73,224         38,676             --             --        10,350          2,221

           58,354        206,772      24,487,153     46,952,629      7,853,334     14,611,034       682,485        753,487
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------

          232,886        202,637      25,265,265     42,386,927      7,285,585     12,074,994       681,000        629,671
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------

          257,920        177,179      17,144,047     18,811,058      6,244,633      7,102,667         9,570         88,943
          (90,049)       (52,579)    (10,204,990)   (10,248,173)    (3,497,189)    (3,475,914)      (38,055)       (40,050)
          (53,136)       (14,246)    (10,201,298)    (7,684,854)    (3,174,557)    (2,278,294)      (60,050)       (42,678)
           (2,173)        43,333      (4,737,934)    (3,055,276)    (1,171,140)    (1,272,601)         (251)        (5,598)
          137,652        328,488      (1,104,061)    (3,432,289)    (1,420,379)      (823,801)       15,986       (131,366)
               --             --        (607,261)      (628,121)       (63,484)      (201,512)           --             --
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
          250,214        482,175      (9,711,497)    (6,237,655)    (3,082,116)      (949,455)      (72,800)      (130,749)
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------


              (16)           (27)         (2,346)        (9,330)        (1,073)        (2,443)           --             --
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
          483,084        684,785      15,551,422     36,139,942      4,202,396     11,123,096       608,200        498,922

        1,011,839        327,054     161,066,034    124,926,092     53,180,765     42,057,669     2,878,119      2,379,197
       ----------     ----------    ------------   ------------    -----------    -----------    ----------     ----------
       $1,494,923     $1,011,839    $176,617,456   $161,066,034    $57,383,161    $53,180,765    $3,486,319     $2,878,119
       ==========     ==========    ============   ============    ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                                                            FIDELITY(R) VIP
                                                                        FIDELITY(R) VIP                       INVESTMENT
                                                                          INDEX 500--                        GRADE BOND--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $  157,593        $  149,193         $  34,113         $ 80,499
     Net realized gain (loss) on investments................        (45,483)         (344,766)            6,946           (3,404)
     Realized gain distribution received....................        131,433            93,347            10,383            3,664
     Change in unrealized appreciation (depreciation) on
       investments..........................................        908,653         1,611,090            20,446           54,443
                                                                 ----------        ----------         ---------         --------
       Net increase (decrease) in net assets resulting from
          operations........................................      1,152,196         1,508,864            71,888          135,202
                                                                 ----------        ----------         ---------         --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        146,342           133,877           103,138           51,600
     Cost of insurance......................................       (165,211)         (148,139)          (44,119)         (46,282)
     Policyowners' surrenders...............................        (46,265)         (156,946)          (34,403)          (7,936)
     Net transfers from (to) Fixed Account..................           (109)              110             1,266           (7,470)
     Transfers between Investment Divisions.................        757,337         1,780,637          (117,615)          (4,650)
     Policyowners' death benefits...........................             --                --                --               --
                                                                 ----------        ----------         ---------         --------
       Net contributions and (withdrawals)..................        692,094         1,609,539           (91,733)         (14,738)
                                                                 ----------        ----------         ---------         --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --                --               --
                                                                 ----------        ----------         ---------         --------
          Increase (decrease) in net assets.................      1,844,290         3,118,403           (19,845)         120,464
NET ASSETS:
     Beginning of year......................................      6,905,230         3,786,827           979,997          859,533
                                                                 ----------        ----------         ---------         --------
     End of year............................................     $8,749,520        $6,905,230         $ 960,152         $979,997
                                                                 ==========        ==========         =========         ========





                                                                          JANUS ASPEN                         JANUS ASPEN
                                                                    ENTERPRISE PORTFOLIO--               WORLDWIDE PORTFOLIO--
                                                                     INSTITUTIONAL SHARES                INSTITUTIONAL SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................      $     495        $       --        $    28,904       $   612,451
     Net realized gain (loss) on investments................          2,092          (444,987)        (3,675,061)       (6,625,304)
     Realized gain distribution received....................             --                --                 --                --

     Change in unrealized appreciation (depreciation) on
       investments..........................................        170,971           661,442         15,727,237        29,172,596
                                                                  ---------        ----------        -----------       -----------

       Net increase (decrease) in net assets resulting from
          operations........................................        173,558           216,455         12,081,080        23,159,743
                                                                  ---------        ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................         27,330            54,992          9,719,975        11,080,784
     Cost of insurance......................................        (25,389)          (40,169)        (6,105,674)       (6,095,658)
     Policyowners' surrenders...............................       (133,132)         (172,416)        (6,607,471)       (4,985,606)
     Net transfers from (to) Fixed Account..................         (1,702)          (11,534)        (1,802,329)       (1,826,488)
     Transfers between Investment Divisions.................         28,210          (301,290)        (1,976,094)       (1,116,043)
     Policyowners' death benefits...........................             --                --           (207,208)         (109,979)
                                                                  ---------        ----------        -----------       -----------
       Net contributions and (withdrawals)..................       (104,683)         (470,417)        (6,978,801)       (3,052,990)
                                                                  ---------        ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................             --                --             (1,629)           (7,130)
                                                                  ---------        ----------        -----------       -----------
          Increase (decrease) in net assets.................         68,875          (253,962)         5,100,650        20,099,623
NET ASSETS:
     Beginning of year......................................        772,434         1,026,396         84,954,091        64,854,468
                                                                  ---------        ----------        -----------       -----------
     End of year............................................      $ 841,309        $  772,434        $90,054,741       $84,954,091
                                                                  =========        ==========        ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                                                                         INVESCO V. I.
            FIDELITY(R) VIP               FIDELITY(R) VIP                INTERNATIONAL                  JANUS ASPEN
               MID CAP--                     OVERSEAS--                  GROWTH FUND--              BALANCED PORTFOLIO--
             INITIAL CLASS                 INITIAL CLASS                SERIES I SHARES             INSTITUTIONAL SHARES
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------




       $   16,469     $   21,189     $   81,999     $   88,164     $   50,723     $   21,689    $  2,625,930   $  2,653,332
          (39,905)      (138,916)       (29,467)      (128,446)        (1,803)      (131,342)      1,810,619        154,605
           13,407         15,977         11,182         12,424             --             --              --      4,125,026

        1,109,410      1,078,100        711,122        980,804        297,521        696,175       4,310,089     17,592,491
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------

        1,099,381        976,350        774,836        952,946        346,441        586,522       8,746,638     24,525,454
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------

          276,877        291,612        127,677        227,426        494,594        282,546      11,115,370     11,833,912
         (112,361)      (111,213)       (95,833)       (91,571)      (159,119)      (106,446)     (8,093,042)    (8,540,755)
          (69,762)        (3,455)       (44,772)      (109,139)      (115,597)      (116,964)     (7,256,213)    (6,778,659)
               19        (60,806)        (3,922)           712        (89,224)       109,572      (3,589,378)    (3,182,558)
          228,414         33,313        926,707        351,882        344,736        450,961      (1,071,767)      (854,792)
               --             --             --             --         (7,522)            --        (275,728)      (236,471)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
          323,187        149,451        909,857        379,310        467,868        619,669      (9,170,758)    (7,759,323)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------


               --             --             --             --              3           (115)         (1,147)        (6,272)
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
        1,422,568      1,125,801      1,684,693      1,332,256        814,312      1,206,076        (425,267)    16,759,859

        3,585,886      2,460,085      4,661,392      3,329,136      2,523,532      1,317,456     118,893,203    102,133,344
       ----------     ----------     ----------     ----------     ----------     ----------    ------------   ------------
       $5,008,454     $3,585,886     $6,346,085     $4,661,392     $3,337,844     $2,523,532    $118,467,936   $118,893,203
       ==========     ==========     ==========     ==========     ==========     ==========    ============   ============





                 MFS(R)                        MFS(R)                        MFS(R)                        MFS(R)
        INVESTORS TRUST SERIES--       NEW DISCOVERY SERIES--          RESEARCH SERIES--             UTILITIES SERIES--
             INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS                 INITIAL CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  1,530       $  1,930      $       --     $       --      $  1,233       $  1,398      $   204,294    $  169,907
          (3,403)       (36,425)        (37,471)      (137,830)       (4,454)       (17,515)        (112,389)     (444,178)

              --             --              --             --            --             --               --            --

          14,788         56,675         614,690        698,845        23,709         41,485        1,056,889     1,613,719
        --------       --------      ----------     ----------      --------       --------      -----------    ----------

          12,915         22,180         577,219        561,015        20,488         25,368        1,148,794     1,339,448
        --------       --------      ----------     ----------      --------       --------      -----------    ----------



          11,207          3,880          26,480         11,298         2,746          5,857        1,584,608     1,197,689
          (8,846)        (8,187)        (27,666)       (23,937)       (6,477)        (7,635)        (544,658)     (376,545)
          (5,803)          (839)        (98,228)            --            --             --         (317,304)     (169,155)
              (7)            --             (28)            (4)           (6)            --           80,939       224,805
          11,068        (48,566)        315,379         24,567        20,270        (24,133)       1,817,108     1,323,326
              --             --              --             --            --             --           (1,001)       (2,194)
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
           7,619        (53,712)        215,937         11,924        16,533        (25,911)       2,619,692     2,197,926
        --------       --------      ----------     ----------      --------       --------      -----------    ----------






              --             --              --             --            --             --               18          (154)
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
          20,534        (31,532)        793,156        572,939        37,021           (543)       3,768,504     3,537,220


         117,504        149,036       1,477,315        904,376       110,671        111,214        6,298,873     2,761,653
        --------       --------      ----------     ----------      --------       --------      -----------    ----------
        $138,038       $117,504      $2,270,471     $1,477,315      $147,692       $110,671      $10,067,377    $6,298,873
        ========       ========      ==========     ==========      ========       ========      ===========    ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                       NEUBERGER BERMAN                          PIMCO
                                                                          AMT MID-CAP                        GLOBAL BOND--
                                                                      GROWTH PORTFOLIO--                    ADMINISTRATIVE
                                                                        CLASS I SHARES                       CLASS SHARES
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................      $     --          $     --          $  6,828          $  5,928
     Net realized gain (loss) on investments................          (941)          (78,131)            3,494            (2,858)
     Realized gain distribution received....................            --                --             6,774            16,242
     Change in unrealized appreciation (depreciation) on
       investments..........................................       121,335           169,514            10,772             7,062
                                                                  --------          --------          --------          --------
       Net increase (decrease) in net assets resulting from
          operations........................................       120,394            91,383            27,868            26,374
                                                                  --------          --------          --------          --------
  Contributions and (Withdrawals):
     Payments received from policyowners....................        19,177            14,150            18,292            10,948
     Cost of insurance......................................       (11,340)          (12,172)          (15,195)          (13,937)
     Policyowners' surrenders...............................            --           (76,652)           (1,731)             (839)
     Net transfers from (to) Fixed Account..................        (3,810)               --            22,497            (1,021)
     Transfers between Investment Divisions.................        18,785           (19,718)           46,313           (45,367)
     Policyowners' death benefits...........................            --                --                --                --
                                                                  --------          --------          --------          --------
       Net contributions and (withdrawals)..................        22,812           (94,392)           70,176           (50,216)
                                                                  --------          --------          --------          --------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            --                --                --                --
                                                                  --------          --------          --------          --------
          Increase (decrease) in net assets.................       143,206            (3,009)           98,044           (23,842)
NET ASSETS:
     Beginning of year......................................       396,530           399,539           189,864           213,706
                                                                  --------          --------          --------          --------
     End of year............................................      $539,736          $396,530          $287,908          $189,864
                                                                  ========          ========          ========          ========






                                                                             ROYCE
                                                                           SMALL-CAP                         T. ROWE PRICE
                                                                          PORTFOLIO--                        EQUITY INCOME
                                                                       INVESTMENT CLASS                        PORTFOLIO
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (43,239)      $  (38,100)       $   784,060       $   695,025
     Net realized gain (loss) on investments................        (167,514)        (628,125)          (735,874)       (2,297,468)
     Realized gain distribution received....................              --               --                 --                --
     Change in unrealized appreciation (depreciation) on
       investments..........................................       2,003,176        2,794,511          7,696,299        12,542,628
                                                                 -----------       ----------        -----------       -----------
       Net increase (decrease) in net assets resulting from
          operations........................................       1,792,423        2,128,286          7,744,485        10,940,185
                                                                 -----------       ----------        -----------       -----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       1,470,276        1,377,802          6,708,227         7,201,198
     Cost of insurance......................................        (642,456)        (554,787)        (3,361,646)       (3,314,191)
     Policyowners' surrenders...............................        (442,229)        (288,815)        (3,294,006)       (2,453,992)
     Net transfers from (to) Fixed Account..................         (33,284)          (7,277)        (1,146,672)       (1,451,022)
     Transfers between Investment Divisions.................         962,708           85,813           (223,028)       (1,885,808)
     Policyowners' death benefits...........................         (16,502)         (11,821)          (314,001)         (146,922)
                                                                 -----------       ----------        -----------       -----------
       Net contributions and (withdrawals)..................       1,298,513          600,915         (1,631,126)       (2,050,737)
                                                                 -----------       ----------        -----------       -----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (120)            (307)              (945)           (1,547)
                                                                 -----------       ----------        -----------       -----------
          Increase (decrease) in net assets.................       3,090,816        2,728,894          6,112,414         8,887,901
NET ASSETS:
     Beginning of year......................................       8,296,934        5,568,040         54,933,155        46,045,254
                                                                 -----------       ----------        -----------       -----------
     End of year............................................     $11,387,750       $8,296,934        $61,045,569       $54,933,155
                                                                 ===========       ==========        ===========       ===========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I











                 PIMCO                         PIMCO                         PIMCO                         ROYCE
             LOW DURATION--                REAL RETURN--                 TOTAL RETURN--                  MICRO-CAP
             ADMINISTRATIVE                ADMINISTRATIVE                ADMINISTRATIVE                 PORTFOLIO--
              CLASS SHARES                  CLASS SHARES                  CLASS SHARES                INVESTMENT CLASS
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $  6,228       $  4,719      $   14,281      $  7,958      $   51,536     $   73,221     $   177,332    $   (43,733)
           2,934            111         (17,717)       42,179          (1,190)       318,695        (523,130)      (645,712)
           1,062         17,889          26,218        10,403          66,789         48,201              --             --

          11,166         (5,618)         35,767       (17,374)         42,875       (254,618)      3,716,957      4,352,343
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------

          21,390         17,101          58,549        43,166         160,010        185,499       3,371,159      3,662,898
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------

           5,670          5,514         256,869        38,003          47,621         41,849       2,035,624      1,745,602
         (14,072)        (5,317)       (103,320)      (39,126)        (70,988)       (66,101)       (835,964)      (647,983)
              --             --         (54,787)           --         (37,185)            --        (435,217)      (237,679)

              --             --         157,125            --          23,167           (878)       (307,764)        (2,858)
         (84,330)       362,759       2,503,601       (13,987)        489,572        359,406         672,497        744,550
              --             --              --            --              --             --         (27,878)        (3,979)
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
         (92,732)       362,956       2,759,488       (15,110)        452,187        334,276       1,101,298      1,597,653
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------


              --             --              --            --              --             --            (108)          (621)
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
         (71,342)       380,057       2,818,037        28,056         612,197        519,775       4,472,349      5,259,930

         398,449         18,392         276,043       247,987       1,489,279        969,504      10,783,544      5,523,614
        --------       --------      ----------      --------      ----------     ----------     -----------    -----------
        $327,107       $398,449      $3,094,080      $276,043      $2,101,476     $1,489,279     $15,255,893    $10,783,544
        ========       ========      ==========      ========      ==========     ==========     ===========    ===========






                                            UIF EMERGING                  UIF EMERGING
             T. ROWE PRICE                  MARKETS DEBT                 MARKETS EQUITY                UIF U.S. REAL
           LIMITED-TERM BOND                PORTFOLIO--                   PORTFOLIO--                ESTATE PORTFOLIO--
               PORTFOLIO                      CLASS I                       CLASS I                       CLASS I
     ----------------------------- ----------------------------- ----------------------------- -----------------------------
          2010           2009           2010           2009           2010           2009           2010           2009
     -----------------------------------------------------------------------------------------------------------------------



        $ 22,547       $ 21,769       $ 33,315       $ 49,328      $    29,413    $  (268,787)   $   68,787     $   88,414
           3,904           (853)        (6,635)       (14,188)         546,417       (325,948)      409,764       (666,956)
              --             --             --             --               --             --            --             --

          (3,196)        26,601         47,391        127,098        9,894,400     24,396,925       778,030      1,127,678
        --------       --------       --------       --------      -----------    -----------    ----------     ----------

          23,255         47,517         74,071        162,238       10,470,230     23,802,190     1,256,581        549,136
        --------       --------       --------       --------      -----------    -----------    ----------     ----------

         112,322        118,464         42,230         47,036        6,527,086      7,082,402       724,630        482,996
         (35,348)       (29,278)       (28,904)       (26,198)      (3,902,212)    (3,616,622)     (307,004)      (191,960)
          (6,711)            --         (9,661)        (7,168)      (3,651,503)    (2,339,003)     (133,626)       (25,380)
          (1,476)           853         24,750         (2,168)        (879,029)    (1,186,956)      (62,187)        12,340
         (44,003)        39,264        (15,698)        18,309         (595,479)       810,267     2,414,730       (760,023)
              --             --             --             --         (100,084)       (61,296)       (3,130)            --
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
          24,784        129,303         12,717         29,811       (2,601,221)       688,792     2,633,413       (482,027)
        --------       --------       --------       --------      -----------    -----------    ----------     ----------




              --             --             --             --             (529)        (6,937)          (37)           (54)
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
          48,039        176,820         86,788        192,049        7,868,480     24,484,045     3,889,957         67,055

         744,072        567,252        744,380        552,331       59,475,402     34,991,357     2,659,102      2,592,047
        --------       --------       --------       --------      -----------    -----------    ----------     ----------
        $792,111       $744,072       $831,168       $744,380      $67,343,882    $59,475,402    $6,549,059     $2,659,102
        ========       ========       ========       ========      ===========    ===========    ==========     ==========





The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

For the years ended December 31, 2010
and December 31, 2009




                                                                                                              VAN ECK VIP
                                                                          VAN ECK VIP                        MULTI-MANAGER
                                                                     GLOBAL HARD ASSETS--                   ALTERNATIVES--
                                                                         INITIAL CLASS                       INITIAL CLASS
                                                               --------------------------------    --------------------------------
                                                                    2010              2009              2010              2009
                                                               --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

  Operations:
     Net investment income (loss)...........................     $   (81,460)      $   (97,744)      $       --        $    2,345
     Net realized gain (loss) on investments................        (461,067)       (1,131,750)          (3,901)           (2,730)
     Realized gain distribution received....................              --           138,482               --            49,252
     Change in unrealized appreciation (depreciation) on
       investments..........................................      11,993,250        14,497,832           61,481            73,521
                                                                 -----------       -----------       ----------        ----------
       Net increase (decrease) in net assets resulting from
          operations........................................      11,450,723        13,406,820           57,580           122,388
                                                                 -----------       -----------       ----------        ----------
  Contributions and (Withdrawals):
     Payments received from policyowners....................       6,180,054         6,166,448           28,476           107,880
     Cost of insurance......................................      (2,918,306)       (2,685,527)         (15,604)          (18,053)
     Policyowners' surrenders...............................      (1,911,649)       (1,368,217)              --            (1,279)
     Net transfers from (to) Fixed Account..................        (671,815)         (361,475)             417             1,093
     Transfers between Investment Divisions.................         (12,864)        3,171,140           61,850           262,079
     Policyowners' death benefits...........................         (85,547)         (118,097)              --                --
                                                                 -----------       -----------       ----------        ----------
       Net contributions and (withdrawals)..................         579,873         4,804,272           75,139           351,720
                                                                 -----------       -----------       ----------        ----------
     Increase (decrease) attributable to New York Life
       Insurance and Annuity Corporation charges retained by
       the Separate Account.................................            (712)           (2,194)              --                --
                                                                 -----------       -----------       ----------        ----------
          Increase (decrease) in net assets.................      12,029,884        18,208,898          132,719           474,108
NET ASSETS:
     Beginning of year......................................      39,920,727        21,711,829        1,101,354           627,246
                                                                 -----------       -----------       ----------        ----------
     End of year............................................     $51,950,611       $39,920,727       $1,234,073        $1,101,354
                                                                 ===========       ===========       ==========        ==========




Not all investment divisions are available under all policies.


The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I









                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTES TO FINANCIAL STATEMENTS

NOTE 1--Organization and Accounting Policies:
--------------------------------------------------------------------------------

NYLIAC Variable Universal Life Separate Account ("VUL Separate Account-I") was established on June 4, 1993 under Delaware law by New York Life Insurance and Annuity Corporation ("NYLIAC"), a wholly-owned subsidiary of New York Life Insurance Company. VUL Separate Account-I funds Group 1 policies (Variable Universal Life ("VUL") and Survivorship Variable Universal Life ("SVUL")--Series
1), Group 2 policies (Variable Universal Life 2000 ("VUL 2000")--Series 1 and Single Premium Variable Universal Life ("SPVUL")--Series 1), Group 3 policies (Pinnacle Variable Universal Life ("Pinnacle VUL") and Pinnacle Survivorship Variable Universal Life ("Pinnacle SVUL") and Group 4 policies (Variable Universal Life 2000 ("VUL 2000")--Series 2, Single Premium Variable Universal Life ("SPVUL")--Series 2 and 3, Legacy Creator Single Premium Variable Universal Life (Legacy Creator SPVUL), Survivorship Variable Universal Life ("SVUL")--Series 2, Variable Universal Life Provider ("VUL Provider")), Variable Universal Life Accumulator ("VUL Accumulator"), and Survivorship Variable Universal Life Accumulator ("SVUL Accumulator"). Sales of VUL were discontinued on September 28, 1999, or the date VUL 2000 was approved in a jurisdiction that had not approved new products by September 28, 1999. Sales of VUL Provider, VUL 2000 and SVUL were discontinued on May 23, 2008, or the date New York Life Variable Universal Life Accumulator (VUL Accumulator) and New York Life Survivorship Variable Universal Life Accumulator (SVUL Accumulator) were approved in a jurisdiction that had not approved the new products by May 23, 2008. Sales of Pinnacle SVUL and Pinnacle VUL were discontinued on May 23, 2008 in all jurisdictions. Sales of SPVUL AD103 were discontinued on January 1, 2009 in all jurisdictions.

     All of these policies are designed for individuals who seek lifetime insurance protection and flexibility with respect to premium payments and death benefits. In addition, SVUL Series 1 and 2, Pinnacle SVUL and SVUL Accumulator policies provide life insurance protection on two insureds with proceeds payable upon the death of the last surviving insured. These policies are distributed by NYLIFE Distributors LLC and sold by registered representatives of NYLIFE Securities, LLC Inc. and by registered representatives of broker-dealers who have entered into dealer agreements with NYLIFE Distributors LLC. NYLIFE Securities LLC is a wholly-owned subsidiary of NYLIFE LLC and NYLIFE Distributors LLC is a wholly-owned subsidiary of New York Life Investment Management Holdings LLC ("NYLIM Holdings"). NYLIFE LLC and NYLIM Holdings are both wholly-owned subsidiaries of New York Life Insurance Company. VUL Separate Account-I is registered under the Investment Company Act of 1940, as amended, as a unit investment trust.

     The assets of VUL Separate Account-I, which are in the accumulation phase, are invested in the shares of the MainStay VP Series Fund Inc., the Invesco Variable Insurance Funds, the Alger American Fund, the AllianceBernstein(R) Variable Products Series Fund, Inc., the American Century Variable Portfolios, Inc., the Calvert Variable Series, Inc., the Dreyfus Investment Portfolios, the Dreyfus Variable Investment Fund, the DWS Variable Series II, the Fidelity(R) Variable Insurance Products Fund, the Janus Aspen Series, the MFS(R) Variable Insurance Trust(SM), the Neuberger Berman Advisers Management Trust, the PIMCO Variable Insurance Trust, the Royce Capital Fund, the T. Rowe Price Equity Series, Inc., the T. Rowe Price Fixed Income Series, Inc., the Van Eck Worldwide Insurance Trust, and the Universal Institutional Funds, Inc. (collectively, "Funds"). These assets are clearly identified and distinguished from the other assets and liabilities of NYLIAC. These assets are the property of NYLIAC; however, the portion of the assets attributable to the policies will not be charged with liabilities arising out of any other business NYLIAC may conduct. The Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account represent the general assets of NYLIAC. NYLIAC's Fixed Account, DCA Plus Account, DCA Extra Account and the Enhanced DCA Fixed Account may be charged with liabilities arising out of other business NYLIAC may conduct.

     New York Life Investment Management LLC ("New York Life Investments"), provides investment advisory services to the MainStay VP Series Fund, Inc. for a fee. New York Life Investments retains several sub-advisors, including MacKay Shields LLC ("MacKay Shields"), Madison Square Investors LLC ("Madison Square Investors"), Epoch Investment Partners, Inc. ("Epoch"), Institutional Capital LLC ("ICAP") and Winslow Capital Management Inc. ("Winslow Capital"), to provide investment advisory services to certain portfolios of the MainStay VP Series Fund, Inc. New York Life Investments, MacKay Shields, Madison Square Investors and ICAP are all indirect, wholly-owned subsidiaries of New York Life. Epoch is an independent investment advisory firm. Winslow Capital is a wholly-owned subsidiary of Nuveen Investments, Inc.

     The following Investment Divisions, with their respective Fund Portfolios, are available in this Separate Account:

MainStay VP Balanced--Initial Class
MainStay VP Bond--Initial Class
MainStay VP Cash Management
MainStay VP Common Stock--Initial Class
MainStay VP Conservative Allocation--Initial Class
MainStay VP Convertible--Initial Class
MainStay VP Floating Rate--Initial Class
MainStay VP Government--Initial Class
MainStay VP Growth Allocation--Initial Class
MainStay VP Growth Equity--Initial Class
MainStay VP High Yield Corporate Bond--Initial Class
MainStay VP ICAP Select Equity--Initial Class
MainStay VP Income Builder--Initial Class
MainStay VP International Equity--Initial Class
MainStay VP Large Cap Growth--Initial Class
MainStay VP Mid Cap Core--Initial Class
MainStay VP Moderate Allocation--Initial Class
MainStay VP Moderate Growth Allocation--Initial Class
MainStay VP S&P 500 Index--Initial Class
MainStay VP U.S. Small Cap--Initial Class
Alger Capital Appreciation Portfolio--Class I-2 Shares(1)
Alger Small Cap Growth Portfolio--Class I-2 Shares(2)
AllianceBernstein VPS Small/Mid Cap Value Portfolio--Class A Shares

                                                   NYLIAC VUL SEPARATE ACCOUNT-I




--------------------------------------------------------------------------------

American Century(R) VP Inflation Protection--Class II
American Century(R) VP International--Class II
American Century(R) VP Value--Class II
Calvert VP SRI Balanced Portfolio(3)
Dreyfus IP Technology Growth--Initial Shares
Dreyfus VIF Opportunistic Small Cap--Initial Shares(4)
DWS Dreman Small Mid Cap Value VIP--Class A Shares
Fidelity(R) VIP Contrafund(R)--Initial Class
Fidelity(R) VIP Equity-Income--Initial Class
Fidelity(R) VIP Growth--Initial Class
Fidelity(R) VIP Index 500--Initial Class
Fidelity(R) VIP Investment Grade Bond--Initial Class
Fidelity(R) VIP Mid Cap--Initial Class
Fidelity(R) VIP Overseas--Initial Class
Invesco V.I. International Growth Fund--Series I Shares(5)
Janus Aspen Balanced Portfolio--Institutional Shares
Janus Aspen Enterprise Portfolio--Institutional Shares
Janus Aspen Worldwide Portfolio--Institutional Shares
MFS(R) Investors Trust Series--Initial Class
MFS(R) New Discovery Series--Initial Class
MFS(R) Research Series--Initial Class
MFS(R) Utilities Series--Initial Class
Neuberger Berman AMT Mid-Cap Growth Portfolio--Class I Shares
PIMCO Global Bond--Administrative Class Shares
PIMCO Low Duration--Administrative Class Shares
PIMCO Real Return--Administrative Class Shares
PIMCO Total Return--Administrative Class Shares
Royce Micro-Cap Portfolio--Investment Class
Royce Small-Cap Portfolio--Investment Class
T. Rowe Price Equity Income Portfolio
T. Rowe Price Limited-Term Bond Portfolio
UIF Emerging Markets Debt Portfolio--Class I(6)
UIF Emerging Markets Equity Portfolio--Class I(7)
UIF U.S. Real Estate Portfolio--Class I(8)
Van Eck VIP Global Hard Assets--Initial Class(9)
Van Eck VIP Multi-Manager Alternatives--Initial Class(10)

Not all investment divisions are available under all policies.

     All investments into the MainStay VP Series funds by VUL Separate Account-I will be made into the Initial Class of shares unless otherwise indicated. Each Investment Division of VUL Separate Account-I will invest exclusively in the corresponding eligible portfolio.

     For SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL and Pinnacle SVUL policies, any/all premium payments received during the Free Look Period are allocated to the General Account of NYLIAC. After the Free Look Period, these premium payments are allocated in accordance with the Policyowner's instructions. Subsequent premium payments for all policies will be allocated to the Investment Divisions of VUL Separate Account-I in accordance with the Policyowner's instructions. Pinnacle VUL and SVUL policies issued on and after October 14, 2002 can have premium payments made in the first 12 policy months allocated to an Enhanced DCA Fixed Account. VUL 2000, VUL Provider, SVUL, VUL Accumulator and SVUL Accumulator policies issued on and after February 11, 2005 can have premium payments made in the first 12 policy months allocated to a DCA Plus Account. Legacy Creator SPVUL Policies issued on or after May 15th, 2009, can have the initial premium payment allocated to the 6 months DCA Extra Account.

     In addition, for all SVUL, VUL 2000, SPVUL, Legacy Creator SPVUL, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL policies, the Policyowner has the option, within limits, to transfer amounts between the Investment Divisions of VUL Separate Account-I and the Fixed Account of NYLIAC.

     No Federal income tax is payable on investment income or capital gains of VUL Separate Account-I under current Federal income tax law.

     Security Valuation--The investments are valued at the net asset value of shares of the respective Fund portfolios.

     Security Transactions--Realized gains and losses from security transactions are reported on the identified cost basis. Security transactions are accounted for as of the date the securities are purchased or sold (trade date).

     Distributions Received--Dividend income and capital gain distributions are recorded on the ex-dividend date and reinvested in the corresponding portfolio.

     The authoritative guidance defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance also establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

          Level 1--Quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

          Level 2--Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data for substantially the full term of the asset.

--------------------------------------------------------------------------------

          Level 3--Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

     The fair values of all the investments in the respective Fund Portfolios listed above are at net asset values ("NAV's"). The NAV's are calculated daily without restrictions using quoted market prices of the underlying investments and are considered actively traded within Level 1.

     The amounts shown as net receivable from (payable to) NYLIAC on the Statement of Assets and Liabilities reflect transactions that occurred on the last business day of the reporting period. These amounts will be deposited to or withdrawn from the separate account in accordance with the policyowners' instructions on the first business day subsequent to the close of the period presented.

     The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     Subsequent events were evaluated through February 18, 2011, the date the financial statements were issued and there have been no subsequent events that would have a material effect on the accompanying financial statements.

-------

(1)  Formerly Alger American Capital Appreciation Portfolio--Class O Shares

(2)  Formerly Alger American SmallCap Growth Portfolio--Class O Shares

(3)  Formerly CVS Calvert Social Balanced Portfolio

(4)  Formerly Dreyfus VIF Developing Leaders--Initial Shares

(5)  Formerly AIM V.I. International Growth Fund--Series I Shares

(6)  Formerly Van Kampen's UIF Emerging Markets Debt Portfolio--Class I

(7)  Formerly Van Kampen's UIF Emerging Markets Equity Portfolio--Class I

(8)  Formerly Van Kampen's UIF U.S. Real Estate Portfolio--Class I

(9)  Formerly Van Eck Worldwide Hard Assets

(10) Formerly Van Eck Worldwide Multi-Manager Alternatives

                                                   NYLIAC VUL SEPARATE ACCOUNT-I


                      (THIS PAGE INTENTIONALLY LEFT BLANK)

NOTE 2--Investments (in 000's):
--------------------------------------------------------------------------------

At December 31, 2010, the investments of VUL Separate Account-I are as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......          880              2,645            57,115             4,930

Identified cost........       $9,172            $36,880           $57,118           $88,255







                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         9,992             3,669             4,128             2,180

Identified cost........      $122,879           $56,138           $60,956           $25,601



Investment activity for the year ended December 31, 2010, was as follows:





                                                                                  MAINSTAY VP
                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP         COMMON
                            BALANCED--          BOND--             CASH             STOCK--
                           INITIAL CLASS     INITIAL CLASS      MANAGEMENT       INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............        $854             $7,354            $20,995           $2,530

Proceeds from sales....         832              5,291             30,714            9,562








                            MAINSTAY VP       MAINSTAY VP       MAINSTAY VP       MAINSTAY VP
                            ICAP SELECT         INCOME         INTERNATIONAL       LARGE CAP
                             EQUITY--          BUILDER--         EQUITY--          GROWTH--
                           INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $ 4,595           $2,357            $4,446            $4,002

Proceeds from sales....        11,577            5,222             6,180             3,420



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


             715              3,715             1,372             2,057             3,093             7,089            12,705

          $7,179            $37,954           $11,803           $23,372           $29,183          $148,246          $116,732





                                                                                                                       ALGER
                                            MAINSTAY VP                                          ALGER CAPITAL       SMALL CAP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP      APPRECIATION         GROWTH
          MID CAP          MODERATE           GROWTH            S&P 500            U.S.           PORTFOLIO--       PORTFOLIO--
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--        CLASS I-2         CLASS I-2
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


            6,131             2,215             3,656             8,923             1,894               25              1,229

          $62,641           $22,259           $36,137          $201,998           $13,639           $1,039            $25,624








                                                                                                                    MAINSTAY VP
        MAINSTAY VP                         MAINSTAY VP                         MAINSTAY VP       MAINSTAY VP       HIGH YIELD
       CONSERVATIVE       MAINSTAY VP        FLOATING         MAINSTAY VP         GROWTH            GROWTH           CORPORATE
       ALLOCATION--      CONVERTIBLE--        RATE--         GOVERNMENT--      ALLOCATION--        EQUITY--           BOND--
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      --------------------------------------------------------------------------------------------------------------------------


          $2,686            $3,412            $3,694            $4,785            $4,250            $ 2,276           $14,286

           2,083             4,253             2,319             4,093             2,219             15,195            11,870






                                                                                                                       ALGER
                                            MAINSTAY VP                                          ALGER CAPITAL       SMALL CAP
        MAINSTAY VP       MAINSTAY VP        MODERATE         MAINSTAY VP       MAINSTAY VP      APPRECIATION         GROWTH
          MID CAP          MODERATE           GROWTH            S&P 500            U.S.           PORTFOLIO--       PORTFOLIO--
          CORE--         ALLOCATION--      ALLOCATION--         INDEX--         SMALL CAP--        CLASS I-2         CLASS I-2
       INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS        SHARES            SHARES
      --------------------------------------------------------------------------------------------------------------------------


          $3,449            $5,795            $5,638            $ 7,413           $1,369             $140             $  527

           6,856             3,007             2,510             20,999            1,957               73              4,642

--------------------------------------------------------------------------------









                            ALLIANCEBERN-
                                STEIN           AMERICAN          AMERICAN
                             VPS SMALL/       CENTURY(R) VP     CENTURY(R) VP       AMERICAN
                            MID CAP VALUE       INFLATION         INTERNA-        CENTURY(R) VP
                             PORTFOLIO--      PROTECTION--        TIONAL--           VALUE--
                           CLASS A SHARES       CLASS II          CLASS II          CLASS II
                           --------------------------------------------------------------------


Number of shares.......           279               16                214               198

Identified cost........        $3,710             $176             $1,823            $1,061





                                               FIDELITY(R)
                             FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)
                                 VIP           INVESTMENT            VIP               VIP
                             INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--
                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Number of shares.......            66               75                153               378

Identified cost........        $7,869             $928             $4,383            $6,838









                            ALLIANCEBERN-
                                STEIN           AMERICAN          AMERICAN
                             VPS SMALL/       CENTURY(R) VP     CENTURY(R) VP       AMERICAN
                            MID CAP VALUE       INFLATION         INTERNA-        CENTURY(R) VP
                             PORTFOLIO--      PROTECTION--        TIONAL--           VALUE--
                           CLASS A SHARES       CLASS II          CLASS II          CLASS II
                           --------------------------------------------------------------------


Purchases..............        $2,483             $115              $380              $241

Proceeds from sales....         1,166               66               242               185





                                               FIDELITY(R)
                             FIDELITY(R)           VIP           FIDELITY(R)       FIDELITY(R)
                                 VIP           INVESTMENT            VIP               VIP
                             INDEX 500--      GRADE BOND--        MID CAP--        OVERSEAS--
                            INITIAL CLASS     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
                           --------------------------------------------------------------------


Purchases..............        $1,163             $202              $539             $1,166

Proceeds from sales....           162              249               185                159



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                                                DWS DREMAN        FIDELITY(R)       FIDELITY(R)
        CALVERT VP         DREYFUS IP         DREYFUS VIF      SMALL MID CAP          VIP               VIP           FIDELITY(R)
            SRI            TECHNOLOGY        OPPORTUNISTIC         VALUE            CONTRA-           EQUITY-             VIP
         BALANCED           GROWTH--          SMALL CAP--          VIP--           FUND(R)--         INCOME--          GROWTH--
         PORTFOLIO       INITIAL SHARES     INITIAL SHARES    CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



           2,441               1,170                56               123              7,398             3,018               94

          $4,272             $10,965            $1,692            $1,263           $187,641           $66,347           $3,499





       INVESCO V.I.        JANUS ASPEN        JANUS ASPEN       JANUS ASPEN         MFS(R)            MFS(R)
       INTERNATIONAL        BALANCED          ENTERPRISE         WORLDWIDE         INVESTORS            NEW             MFS(R)
       GROWTH FUND--       PORTFOLIO--        PORTFOLIO--       PORTFOLIO--          TRUST           DISCOVERY         RESEARCH
         SERIES I         INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--          SERIES--
          SHARES             SHARES             SHARES            SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



             116               4,187               22               2,989               7                124                8

          $2,765            $101,096             $581             $79,310            $133             $1,604             $132







                                                                DWS DREMAN        FIDELITY(R)       FIDELITY(R)
        CALVERT VP         DREYFUS IP         DREYFUS VIF      SMALL MID CAP          VIP               VIP           FIDELITY(R)
            SRI            TECHNOLOGY        OPPORTUNISTIC         VALUE            CONTRA-           EQUITY-             VIP
         BALANCED           GROWTH--          SMALL CAP--          VIP--           FUND(R)--         INCOME--          GROWTH--
         PORTFOLIO       INITIAL SHARES     INITIAL SHARES    CLASS A SHARES     INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



           $329              $2,982              $162             $1,019            $ 8,596           $3,196             $ 51

            402               1,807                97                768             17,074            5,518              104





       INVESCO V.I.        JANUS ASPEN        JANUS ASPEN       JANUS ASPEN         MFS(R)            MFS(R)
       INTERNATIONAL        BALANCED          ENTERPRISE         WORLDWIDE         INVESTORS            NEW             MFS(R)
       GROWTH FUND--       PORTFOLIO--        PORTFOLIO--       PORTFOLIO--          TRUST           DISCOVERY         RESEARCH
         SERIES I         INSTITUTIONAL      INSTITUTIONAL     INSTITUTIONAL       SERIES--          SERIES--          SERIES--
          SHARES             SHARES             SHARES            SHARES         INITIAL CLASS     INITIAL CLASS     INITIAL CLASS
      ----------------------------------------------------------------------------------------------------------------------------



          $1,050             $ 5,571             $130             $2,727              $24              $423               $46

             529              12,166              234              9,696               14               207                28

--------------------------------------------------------------------------------





                                               NEUBERGER           PIMCO             PIMCO
                              MFS(R)          BERMAN AMT          GLOBAL              LOW
                             UTILITIES      MID-CAP GROWTH        BOND--          DURATION--
                             SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE
                           INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------



Number of shares.......          399               20                21                31

Identified cost........       $8,274             $393              $277              $323





                                                  UIF                               VAN ECK
                           UIF EMERGING        U.S. REAL          VAN ECK         VIP MULTI-
                          MARKETS EQUITY        ESTATE          VIP GLOBAL          MANAGER
                            PORTFOLIO--       PORTFOLIO--      HARD ASSETS--    ALTERNATIVES--
                              CLASS I           CLASS I        INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Number of shares.......         4,381              508              1,379              122

Identified cost........       $65,369           $5,964            $42,104           $1,195







                                               NEUBERGER           PIMCO             PIMCO
                              MFS(R)          BERMAN AMT          GLOBAL              LOW
                             UTILITIES      MID-CAP GROWTH        BOND--          DURATION--
                             SERIES--         PORTFOLIO--     ADMINISTRATIVE    ADMINISTRATIVE
                           INITIAL CLASS    CLASS I SHARES     CLASS SHARES      CLASS SHARES
                          --------------------------------------------------------------------


Purchases..............       $3,668              $48              $186              $ 17

Proceeds from sales....          825               25               102               102






                                                  UIF                               VAN ECK
                           UIF EMERGING        U.S. REAL          VAN ECK         VIP MULTI-
                          MARKETS EQUITY        ESTATE          VIP GLOBAL          MANAGER
                            PORTFOLIO--       PORTFOLIO--      HARD ASSETS--    ALTERNATIVES--
                              CLASS I           CLASS I        INITIAL CLASS     INITIAL CLASS
                          --------------------------------------------------------------------


Purchases..............       $4,402            $5,308            $5,993             $142

Proceeds from sales....        6,921             2,606             5,416               67



Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                                               ROYCE             ROYCE            T. ROWE           T. ROWE             UIF
           PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE           EMERGING
       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM      MARKETS DEBT
      ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND           PORTFOLIO--
       CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO          CLASS I
      --------------------------------------------------------------------------------------------------------------------------



             234               189              1,253            1,089              3,065             156               102

          $3,161            $2,380            $12,401           $9,175            $64,945            $781              $821







                                               ROYCE             ROYCE            T. ROWE           T. ROWE             UIF
           PIMCO             PIMCO           MICRO-CAP         SMALL-CAP           PRICE             PRICE           EMERGING
       REAL RETURN--    TOTAL RETURN--      PORTFOLIO--       PORTFOLIO--         EQUITY         LIMITED-TERM      MARKETS DEBT
      ADMINISTRATIVE    ADMINISTRATIVE      INVESTMENT        INVESTMENT          INCOME             BOND           PORTFOLIO--
       CLASS SHARES      CLASS SHARES          CLASS             CLASS           PORTFOLIO         PORTFOLIO          CLASS I
      --------------------------------------------------------------------------------------------------------------------------

          $3,190            $1,052            $2,539            $2,344            $4,608             $186              $162

             406               482             1,242             1,065             5,415              139               116

NOTE 3--Expenses and Related Party Transactions:
--------------------------------------------------------------------------------

Deductions from Premiums:

NYLIAC deducts premium expense charges from all premiums received for certain VUL Separate Account-I policies. Premium expense charges are expressed as a percentage of the payment received.

     - State and Federal Tax Charge: NYLIAC deducts 2% from all premium payments for VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to pay state premium taxes. NYLIAC deducts 1.25% from all premium payments for non-qualified VUL, SVUL, VUL 2000, SPVUL Series 3, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL policies to cover federal taxes.

     - Sales Expense Charge: NYLIAC deducts a sales expense charge from all premium payments for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Legacy Creator SPVUL, Pinnacle VUL, and Pinnacle SVUL policies to partially cover the expenses associated with selling the policies.

       For VUL policies, currently 5% of any premium payment for the first 10 policy years is deducted; NYLIAC reserves the right to impose this charge after the 10th policy year.

       For SVUL policies, currently 8% of any premium payments in policy years 1-10, up to the target premium, is deducted. Once the target premium is reached NYLIAC expects to deduct 4% from any premium payments in any given policy year. Beginning with the 11th policy year, NYLIAC expects to deduct 4% of any premium payments up to the target premium, and no charge for premium payments in excess of the target premium in that year. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For VUL 2000 policies, currently 2.75% of any premium payments in a policy year, up to the surrender charge premium, is deducted. Once the premium payments equal the surrender charge premium for a policy year, NYLIAC deducts a sales expense charge of 1.25% from any additional premium payments in that policy year. The initial surrender charge premium is determined at the time the policy is issued and can be found on the policy data page.

       For VUL Provider policies, currently 6.75% of any premium payment up to the target premium is deducted in policy years 1-5. Once the target premium is reached, 4.25% of any premium payment is deducted. Beginning with the 6th policy year, NYLIAC expects to deduct 2.75% of any premium payments up to the target premium; once the target premium is reached, 0.75% of any premium payment is deducted. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For VUL Accumulator and SVUL Accumulator policies, currently 4.75% of any premium payment up to the target premium is deducted in policy years 1-
       10. Once the target premium is reached, 1.75% of any premium payment is deducted. Beginning with the 11th policy year, NYLIAC expects to deduct 4.25% of any premium payments up to the target premium; once the target is reached, 0.75% of any premium payment is deducted in policy years 6-10 and 0.25% of any premium payment is deducted in policy years 11 and beyond. The initial target premium is determined at the time the policy is issued, and is indicated on the policy data page.

       For Pinnacle VUL and Pinnacle SVUL policies, the percentage of premiums deducted varies depending on the age of the policy and whether the total premium payment in a given policy year is above or below the target premium. For premium payments up to the target premium, the sales expense charge in the first policy year is currently 56.75%, in policy years 2-5 the charge is 26.75%, for policy year 6 the charge is 1.75%, and for policy years 7 and beyond the charge is 0.75%. For premium payments in excess of the target premium the charge is currently 2.75% for policy years 1-5, 1.75% for policy year 6 and 0.75% for policy years 7 and beyond. The initial target premium is determined at the time the policy is issued, and it is indicated on the policy data page.

       For Legacy Creator SPVUL policies, the current monthly premium expense charge is deducted at an annualized rate of 2.0% of the adjusted total premium for policy years 11 and beyond. The monthly premium expense charge is guaranteed not to exceed the annual rate of 2.25% of the adjusted total premium. This charge also covers state premium tax and federal tax expenses.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

Deductions from Cash Value:

NYLIAC deducts certain monthly charges from the cash value of VUL Separate Account-I policies. These charges include the monthly contract charge, the administrative charge, the cost of insurance charge, the per thousand face amount charge, the deferred sales expense charge, and the mortality and expense risk charge and are recorded as cost of insurance in the accompanying statement of changes in net assets. The changes disclosed below were in effect for each of the five periods presented in the Financial Highlights section. (Not all charges are deducted from all products, as shown below).

     - Monthly Contract Charge: A monthly contract charge is assessed on certain VUL Separate Account-I policies to compensate NYLIAC for certain administrative services such as premium collection, record keeping, claims processing and communicating with policyholders. Outlined below is the current schedule for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, and Pinnacle SVUL:


                                           MONTHLY                  MONTHLY
                                       CONTRACT CHARGE          CONTRACT CHARGE
POLICY                                  POLICY YEAR 1       SUBSEQUENT POLICY YEARS
------                                 ---------------    ---------------------------
VUL.................................         $ 26         $                         7
SVUL................................           60                                  10
VUL 2000............................           30                                  10
VUL Provider........................           30                                  10
VUL Accumulator.....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
SVUL Accumulator....................           35                   15 in years 2-10;
                                                           10 in years 11 and beyond.
Pinnacle VUL*.......................          100                                  25
Pinnacle SVUL*......................          100                                  25



       -------

       * If the target face amount falls below $1 million, the contract charge will not exceed $25 per month.

     - Administrative Charge: An administrative charge is assessed on VUL 2000, SPVUL, Legacy Creator SPVUL and SVUL (Series 2)** policies monthly. This charge compensates NYLIAC for providing administrative policy services.

    For VUL 2000 policies, the administrative charge is expressed as a percentage of the amount of cash value in the Separate Account and varies based on the amount of cash value in the Separate Account. The Separate Account administrative charge percentage currently ranges from 0% to .20%.

    For SPVUL policies, the current administrative charge is made monthly at an annualized rate of .60% of the policy's cash value for the first three policy years. This charge is waived in the fourth and subsequent policy years if the cash value of the policy exceeds $200,000. If the cash value of the policy does not exceed $200,000, this charge will range from .10% to .60% depending on the cash value of the policy.

    For SVUL (Series 2)** the administrative charge is .10%, based on the amount of cash value in the Separate Account.

       For Legacy Creator SPVUL policies, the current asset based administrative charge is deducted monthly at an annualized rate of 2.25% of the policy's cash value for policy years 1 through 10. The monthly asset based administrative charge is guaranteed not to exceed the annual rate of 2.25% of the cash value of the policy. This charge also covers state premium tax and federal tax expenses.

     - Cost of Insurance Charge: A charge to cover the cost of providing life insurance benefits is assessed monthly on all VUL Separate Account-I policies. This charge is based on such factors as issue age of the insured(s), duration, gender, underwriting class, face amount, any riders included and the cash value of the policy.

     - Per Thousand Face Amount Charge: NYLIAC assesses a monthly per thousand face amount charge on SVUL, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL, and VUL Provider policies.


----------
 ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

--------------------------------------------------------------------------------

    For SVUL (Series 1) policies, this charge is $0.04 per $1,000 of the policy's initial face amount. For SVUL (Series 2) policies, this charge is $0.04 per $1,000 of the policy's current face amount. For both series of SVUL policies this charge is assessed for the first 3 policy years and will always be at least $10 per month and will never be more than $100 per month.

    For VUL Accumulator, this charge is based on the insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 21 and beyond.

    For SVUL Accumulator, this charge is based on both insured's age, gender, risk class and face amount. NYLIAC does not expect to deduct this charge in years 31 and beyond.

    For Pinnacle VUL and Pinnacle SVUL policies, this charge is $0.03 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

    For VUL Provider policies, this charge is $0.07 per $1,000 of the policy's face amount plus any term insurance benefit for the first 5 policy years. NYLIAC does not expect to deduct this charge in policy year 6 and beyond.

     - Deferred Sales Expense Charge: NYLIAC assesses a monthly deferred sales expense charge on SPVUL policies. This charge is deducted from the policy's cash value for a 10-year period after a premium payment is applied. The deferred sales expense charge is expressed as a percentage of the policy's cash value for Series 1 and 2. The current .90% deferred sales expense is comprised of .40% for sales expenses, .30% for state taxes and .20% for federal taxes. For SPVUL Series 3*** currently the deferred sales expense charge is equal to 0.40%.

     - Mortality and Expense Risk Charge: NYLIAC deducts a mortality and expense risk charge from VUL 2000 (Series 2)**, SPVUL (Series 2)**, SVUL (Series
       2)**, VUL Accumulator, SVUL Accumulator, Pinnacle VUL, Pinnacle SVUL and VUL Provider policies. The mortality and expense risk charge is a percentage of the amount of cash value in the Separate Account. On SPVUL (Series 2)** and VUL 2000 (Series 2)** policies, NYLIAC deducts a .50% mortality and expense risk charge and for SVUL (Series 2)** policies, the mortality and expense risk charge deducted is .60%. In policy years 1-20, the Pinnacle VUL and Pinnacle SVUL mortality and expense risk charge percentage currently ranges from .25% to .55%; and in policy years 21 and beyond, the percentage ranges from .05% to .35%. If the policy has an Alternative Cash Surrender Value I (ACSV I), the mortality and expense risk is increased by .30% in policy years 1-10. For Alternative Cash Surrender Value II (ACSV II), the mortality and expense risk is increased by .55% in policy years 1-10. The mortality and expense risk charge is guaranteed not to exceed 1.00%.

    For VUL Accumulator and SVUL Accumulator policies, the mortality and expense risk charge currently ranges from 0.55% to 0.15% (it declines based on the cash value in the Separate Account and duration). NYLIAC guarantees that the mortality and expense risk charge on VUL Accumulator and SVUL Accumulator policies will never exceed an annual rate of 0.75%.

    For VUL Provider policies, the mortality and expense risk charge currently ranges from .70% to .05% (it declines based on the cash value in the Separate Account and duration). If the VUL Provider policy has the Alternative Cash Surrender Value (ACSV) the mortality and expense risk charge currently ranges from 1.0% to .05%. NYLIAC guarantees that the mortality and expense risk charge on VUL Provider policies will never exceed an annual rate of 1.00%.

    For Legacy Creator SPVUL, the current mortality and expense risk charge is deducted monthly at an annual rate of 0.50% of the cash value in the Separate Account. The mortality and expense charge is guaranteed not to exceed the annual rate of 0.75% of the cash value in the Separate Account.

Separate Account Charges:

NYLIAC assesses a mortality and expense risk charge based on the variable accumulation value of the investment divisions. These charges are made daily at an annual rate of 0.70%**** for VUL, 0.70%**** for SVUL (Series 1), 0.50% for VUL 2000 (Series 1) and 0.50% for SPVUL (Series 1).


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

 *** Series 3 SPVUL designates policies issued on and after May 16, 2003 where approved.

**** Includes a .10% administrative service charge.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------

     The amount of these charges retained in the Investment Divisions represents funds of NYLIAC. Accordingly, NYLIAC participates in the results of each Investment Division ratably with the Policyowners. These charges are disclosed in the accompanying statement of operations.

Surrender Charges:

Surrender charges are assessed by NYLIAC for VUL, SVUL, VUL 2000, VUL Provider, VUL Accumulator, SVUL Accumulator, SPVUL and Legacy Creator SPVUL policies on complete surrenders, decreases in face amount including decreases caused by a change in life insurance benefit option and some partial withdrawals. Surrender charges are paid to NYLIAC. The amount of this charge is included in surrenders in the accompanying statement of changes in net assets. In addition, a new surrender charge period will apply to face increases.

     For VUL and VUL 2000 policies, this charge is deducted during the first 15 policy years. For VUL Provider, VUL Accumulator and SVUL Accumulator this charge is deducted for the first 10 years. For VUL, the maximum surrender charge is shown on the policy's data page. For VUL 2000, VUL Provider, VUL Accumulator and SVUL Accumulator the maximum surrender charge is the lesser of 50% of total premium payments or a percentage of the surrender charge premium. This percentage is based on the policy year in which the surrender or decrease in face amount takes place.

     Initially for VUL 2000 (Series 2)** policies, the maximum surrender charge is the lesser of 50% of total premium paid less the monthly contract charge incurred during the first three policy years or 100% of the surrender charge premium. Beginning in year four, the maximum surrender charge is the lesser of 50% of total premium payments less the sum of all monthly contract charges incurred in the first three policy years (which will never exceed $636) or a specified percentage of the surrender charge premium, which declines each policy year from 93% in the fourth year to 0% in year sixteen and later.

     For SVUL policies, the surrender charge is deducted during the first 15 policy years if the younger insured is less than age 85 at the time the policy was issued. If the younger insured is age 85 or older at the time of issue, the charge is deducted during the first 8 policy years. The maximum surrender charge on SVUL policies varies based on the policy's target premium, age of the younger insured and year of surrender. The target premium is shown on the policy data page.

     For SPVUL policies, the surrender charge is deducted during the first 9 policy years. This charge is equal to a percentage of the cash value of the policy minus any withdrawal taken using the surrender charge free window, or the initial single premium minus any partial withdrawals for which the surrender charge was assessed. The applicable surrender charge percentage is based on the amount of time elapsed from the date the initial single premium was accepted to the effective date of the surrender or partial withdrawal. For Series 1 and 2 the surrender charge percentage declines each policy year from 9% in the first year to 0% in year ten and later. For Series 3, the percentage declines each year from 7.5% in the first year to 0% in year 10 and after.

     For Legacy Creator SPVUL, the surrender charge is deducted during the first 9 policy years. The surrender charge is assessed on the amount of the cash value withdrawn in any policy year that is in excess of the surrender charge free window. The surrender charge free window is the greater of 10% of the policy cash value (minus any partial withdrawals already taken in that year) or 100% of the policy gain. The surrender charge percentage declines each policy year from 7.50% in the first year to 0% in year 10 and later.

--------------------------------------------------------------------------------

NOTE 4--Distribution of Net Income:
--------------------------------------------------------------------------------

VUL Separate Account-I does not expect to declare dividends to Policyowners from accumulated net investment income and realized gains. The income and gains are distributed to Policyowners as part of withdrawals of amounts (in the form of surrenders, death benefits or transfers) in excess of the net premium payments.


----------
  ** Series 2 VUL 2000, SPVUL, and SVUL designates policies issued on and after May 10, 2002 where approved.

NOTE 5--Unit Transactions (in 000's):
--------------------------------------------------------------------------------

The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:






                             MAINSTAY VP           MAINSTAY VP
                             BALANCED--              BOND--              MAINSTAY VP
                            INITIAL CLASS         INITIAL CLASS        CASH MANAGEMENT
                         ------------------    ------------------    ------------------
                           2010       2009       2010       2009       2010       2009
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........     23         27         80         109       4,554      3,739
Units redeemed.........    (28)       (57)       (70)        (98)     (5,893)    (4,836)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     (5)       (30)        10          11      (1,339)    (1,097)
                           ===        ===        ===        ====      ======     ======

GROUP 2 POLICIES
Units issued...........     12         14         79          83       3,414      1,456
Units redeemed.........    (17)       (32)       (81)       (101)     (4,298)    (3,563)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     (5)       (18)        (2)        (18)       (884)    (2,107)
                           ===        ===        ===        ====      ======     ======

GROUP 3 POLICIES
Units issued...........     --         --         16          49       2,267      1,151
Units redeemed.........     --         --        (30)         (7)     (7,741)    (6,459)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........     --         --        (14)         42      (5,474)    (5,308)
                           ===        ===        ===        ====      ======     ======

GROUP 4 POLICIES
Units issued...........     28         88        134         100       6,637      3,595
Units redeemed.........    (26)       (70)       (94)        (82)     (6,428)    (6,297)
                           ---        ---        ---        ----      ------     ------
  Net increase
     (decrease)........      2         18         40          18         209     (2,702)
                           ===        ===        ===        ====      ======     ======




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                                MAINSTAY VP
          MAINSTAY VP          CONSERVATIVE           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
        COMMON STOCK--         ALLOCATION--          CONVERTIBLE--        FLOATING RATE--        GOVERNMENT--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


          14        234        90        137          32         81        75        108         47          62
        (216)      (384)      (96)       (53)        (50)       (95)      (76)       (36)       (61)        (93)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
        (202)      (150)       (6)        84         (18)       (14)       (1)        72        (14)        (31)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          22        351        55         50          25        157        73         79         40          48
        (253)      (534)      (35)       (12)       (108)      (205)      (30)       (38)       (61)       (103)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
        (231)      (183)       20         38         (83)       (48)       43         41        (21)        (55)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          11          9        --         --           8          7        10         56          7          11
          (8)       (26)       --         --          (8)       (11)      (13)       (18)       (15)         (7)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
           3        (17)       --         --          --         (4)       (3)        38         (8)          4
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


          56        127        69         71          55        182       123        179        123          78
         (55)      (117)      (43)       (18)        (54)      (109)      (81)       (49)       (91)       (112)
        ----       ----       ---        ---        ----       ----       ---        ---        ---        ----
           1         10        26         53           1         73        42        130         32         (34)
        ====       ====       ===        ===        ====       ====       ===        ===        ===        ====


--------------------------------------------------------------------------------









                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                GROWTH                GROWTH              HIGH YIELD
                             ALLOCATION--            EQUITY--          CORPORATE BOND--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2010       2009       2010       2009       2010       2009
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      115        194         34       1,032        52        239
Units redeemed.........     (121)       (96)      (504)     (1,436)     (168)      (288)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       (6)        98       (470)       (404)     (116)       (49)
                            ====       ====       ====      ======      ====       ====

GROUP 2 POLICIES
Units issued...........       58        119         49         941        87        276
Units redeemed.........      (39)       (70)      (469)     (1,315)     (133)      (231)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       19         49       (420)       (374)      (46)        45
                            ====       ====       ====      ======      ====       ====

GROUP 3 POLICIES
Units issued...........       --         --          5           6        46         12
Units redeemed.........       --         --        (16)         (6)      (30)       (76)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........       --         --        (11)         --        16        (64)
                            ====       ====       ====      ======      ====       ====

GROUP 4 POLICIES
Units issued...........      234        523         41         149       153        559
Units redeemed.........      (66)      (199)       (61)       (134)     (135)      (246)
                            ----       ----       ----      ------      ----       ----
  Net increase
     (decrease)........      168        324        (20)         15        18        313
                            ====       ====       ====      ======      ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
          ICAP SELECT             INCOME             INTERNATIONAL           LARGE CAP              MID CAP
           EQUITY--              BUILDER--             EQUITY--              GROWTH--               CORE--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


          64      1,188         13        197         27         86        160        211         40        618
        (449)      (650)      (147)      (355)      (119)      (166)      (128)      (149)      (176)      (104)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
        (385)       538       (134)      (158)       (92)       (80)        32         62       (136)       514
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


          43      1,001         16        148         34         96        106        217         45        715
        (305)      (387)      (100)      (214)      (140)      (170)      (145)      (262)      (138)      (103)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
        (262)       614        (84)       (66)      (106)       (74)       (39)       (45)       (93)       612
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


          23         28          2          2         --         --         25         21         --         --
         (24)       (28)        (2)        (3)        --         --         (8)       (24)        --         --
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
          (1)        --         --         (1)        --         --         17         (3)        --         --
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


         154      1,228         23         63         95        250        119        224        115      1,222
        (127)      (214)       (20)       (74)       (70)      (221)       (63)       (94)      (111)      (157)
        ----      -----       ----       ----       ----       ----       ----       ----       ----      -----
          27      1,014          3        (11)        25         29         56        130          4      1,065
        ====      =====       ====       ====       ====       ====       ====       ====       ====      =====


--------------------------------------------------------------------------------








                              MAINSTAY VP           MAINSTAY VP           MAINSTAY VP
                                MID CAP               MID CAP              MODERATE
                               GROWTH--               VALUE--            ALLOCATION--
                             INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
                          ------------------    ------------------    ------------------
                            2010       2009       2010       2009       2010       2009
                          --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      --           81       --           73       171       154
Units redeemed.........      --         (844)      --         (883)     (107)      (88)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --         (763)      --         (810)       64        66
                             ==       ======       ==       ======      ====       ===

GROUP 2 POLICIES
Units issued...........      --           94       --           90        94        98
Units redeemed.........      --         (889)      --         (889)      (66)      (49)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --         (795)      --         (799)       28        49
                             ==       ======       ==       ======      ====       ===

GROUP 3 POLICIES
Units issued...........      --           --       --           --        --        --
Units redeemed.........      --           --       --           --        --        --
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --           --       --           --        --        --
                             ==       ======       ==       ======      ====       ===

GROUP 4 POLICIES
Units issued...........      --          248       --          185       203       293
Units redeemed.........      --       (1,296)      --       (1,122)      (95)      (83)
                             --       ------       --       ------      ----       ---
  Net increase
     (decrease)........      --       (1,048)      --         (937)      108       210
                             ==       ======       ==       ======      ====       ===




Not all investment divisions are available under all policies.

(a) For Group 1, 2 and 4 Policies, represents the period November 20, 2009 (Commencement of Investments) through December 31, 2009.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP         MAINSTAY VP         MAINSTAY VP                            ALGER CAPITAL
        MODERATE GROWTH         S&P 500            SMALL CAP          MAINSTAY VP        APPRECIATION
         ALLOCATION--           INDEX--            GROWTH--        U.S. SMALL CAP--       PORTFOLIO--
         INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS     CLASS I-2 SHARES
      ------------------  ------------------  ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009     2010     2009(A)    2010       2009
      --------------------------------------------------------------------------------------------------


         159        187       27         513     --          55      29        288       --         --
        (109)      (207)    (351)       (852)    --        (462)    (56)        (4)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          50        (20)    (324)       (339)    --        (407)    (27)       284       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


          88        151       93         899     --          75      45        425       --         --
         (93)       (99)    (702)     (1,208)    --        (627)    (63)       (15)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          (5)        52     (609)       (309)    --        (552)    (18)       410       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


          --         --       26          24     --          --      --         --        8         17
          --         --      (31)        (31)    --          --      --         --       (4)       (17)
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
          --         --       (5)         (7)    --          --      --         --        4         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


         233        472      139         655     --         170      48        719       --         --
         (31)      (185)    (177)       (535)    --        (862)    (52)       (12)      --         --
        ----       ----     ----      ------     --        ----     ---        ---       --        ---
         202        287      (38)        120     --        (692)     (4)       707       --         --
        ====       ====     ====      ======     ==        ====     ===        ===       ==        ===


--------------------------------------------------------------------------------








                                ALGER           ALLIANCEBERNSTEIN         AMERICAN
                              SMALL CAP            VPS SMALL/            CENTURY(R)
                               GROWTH             MID CAP VALUE         VP INFLATION
                             PORTFOLIO--           PORTFOLIO--          PROTECTION--
                          CLASS I-2 SHARES       CLASS A SHARES           CLASS II
                         ------------------    ------------------    ------------------
                           2010       2009       2010       2009       2010       2009
                         --------------------------------------------------------------

GROUP 1 POLICIES
Units issued...........      10        133        55         15         --         --
Units redeemed.........    (144)      (251)      (23)        (4)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........    (134)      (118)       32         11         --         --
                           ====       ====       ===        ===         ==         ==

GROUP 2 POLICIES
Units issued...........       7        165        64         53         --         --
Units redeemed.........    (163)      (286)      (27)        (5)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........    (156)      (121)       37         48         --         --
                           ====       ====       ===        ===         ==         ==

GROUP 3 POLICIES
Units issued...........       5          5        --         --          9          2
Units redeemed.........      (5)        (8)       --         --         (5)        (4)
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........      --         (3)       --         --          4         (2)
                           ====       ====       ===        ===         ==         ==

GROUP 4 POLICIES
Units issued...........      13         80       127         90         --         --
Units redeemed.........     (37)       (74)      (72)       (12)        --         --
                           ----       ----       ---        ---         --         --
  Net increase
     (decrease)........     (24)         6        55         78         --         --
                           ====       ====       ===        ===         ==         ==




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







           AMERICAN
          CENTURY(R)             AMERICAN             CALVERT VP            DREYFUS IP            DREYFUS VIF
              VP                CENTURY(R)                SRI               TECHNOLOGY           OPPORTUNISTIC
        INTERNATIONAL--         VP VALUE--             BALANCED              GROWTH--             SMALL CAP--
           CLASS II              CLASS II              PORTFOLIO          INITIAL SHARES        INITIAL SHARES
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --          6         11         51          38        --         --
         --         --         --         --         (8)       (28)       (46)       (125)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --         (2)       (17)         5         (87)       --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==

         --         --         --         --          6         21         36          62        --         --
         --         --         --         --        (17)       (34)       (46)        (65)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --        (11)       (13)       (10)         (3)       --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


         22         10         15          4         --         --          7           9        19         12
        (17)        (6)       (12)       (14)        --         --         (6)        (11)      (14)        (9)
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
          5          4          3        (10)        --         --          1          (2)        5          3
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


         --         --         --         --         10         19        122         134        --         --
         --         --         --         --         (7)       (16)       (54)        (59)       --         --
        ---         --        ---        ---        ---        ---        ---        ----       ---         --
         --         --         --         --          3          3         68          75        --         --
        ===         ==        ===        ===        ===        ===        ===        ====       ===         ==


--------------------------------------------------------------------------------








                           DWS DREMAN
                          SMALL MID CAP          FIDELITY(R)           FIDELITY(R)
                              VALUE                  VIP                   VIP
                              VIP--            CONTRAFUND(R)--       EQUITY-INCOME--
                         CLASS A SHARES         INITIAL CLASS         INITIAL CLASS
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      31         27          21        307         34        163
Units redeemed......     (19)        (3)       (372)      (642)      (143)      (257)
                         ---         --        ----       ----       ----       ----

  Net increase
     (decrease).....      12         24        (351)      (335)      (109)       (94)
                         ===         ==        ====       ====       ====       ====

GROUP 2 POLICIES
Units issued........      11         12          54        413         28        176
Units redeemed......      (9)        (3)       (332)      (606)      (148)      (231)
                         ---         --        ----       ----       ----       ----

  Net increase
     (decrease).....       2          9        (278)      (193)      (120)       (55)
                         ===         ==        ====       ====       ====       ====

GROUP 3 POLICIES
Units issued........      --         --         175         83         24         27
Units redeemed......      --         --         (36)       (26)       (28)       (19)
                         ---         --        ----       ----       ----       ----
  Net increase
     (decrease).....      --         --         139         57         (4)         8
                         ===         ==        ====       ====       ====       ====

GROUP 4 POLICIES
Units issued........      61         40         147        564         82        296
Units redeemed......     (54)        (6)        (75)      (404)       (54)      (243)
                         ---         --        ----       ----       ----       ----
  Net increase
     (decrease).....       7         34          72        160         28         53
                         ===         ==        ====       ====       ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          FIDELITY(R)           FIDELITY(R)         FIDELITY(R) VIP                               FIDELITY(R)
              VIP                   VIP               INVESTMENT            FIDELITY(R)               VIP
           GROWTH--             INDEX 500--          GRADE BOND--          VIP MID CAP--          OVERSEAS--
         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS         INITIAL CLASS
      ------------------    ------------------    ------------------    ------------------    ------------------
        2010       2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===



         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


          8         13         83        224         11          4         23         17         75         47
        (16)       (32)       (17)       (34)       (17)        (5)        (8)       (11)       (12)       (17)
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         (8)       (19)        66        190         (6)        (1)        15          6         63         30
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


         --         --         --         --         --         --         --         --         --         --
         --         --         --         --         --         --         --         --         --         --
        ---        ---        ---        ---        ---         --         --        ---        ---        ---
         --         --         --         --         --         --         --         --         --         --
        ===        ===        ===        ===        ===         ==         ==        ===        ===        ===


--------------------------------------------------------------------------------








                                                       JANUS ASPEN            JANUS ASPEN
                               INVESCO V.I.              BALANCED              ENTERPRISE
                               INTERNATIONAL           PORTFOLIO--            PORTFOLIO--
                               GROWTH FUND--          INSTITUTIONAL          INSTITUTIONAL
                              SERIES I SHARES             SHARES                 SHARES
                           --------------------    -------------------    -------------------
                             2010        2009        2010        2009       2010        2009
                           ------------------------------------------------------------------

GROUP 1 POLICIES
Units issued............       26          29          21         134         --         --
Units redeemed..........      (18)        (15)       (125)       (276)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........        8          14        (104)       (142)        --         --
                              ===         ===        ====        ====        ===        ===

GROUP 2 POLICIES
Units issued............       30          37          24         381         --         --
Units redeemed..........      (38)         (8)       (385)       (678)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       (8)         29        (361)       (297)        --         --
                              ===         ===        ====        ====        ===        ===

GROUP 3 POLICIES
Units issued............       --          --          19          27          8          4
Units redeemed..........       --          --         (20)        (24)       (14)       (49)
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       --          --          (1)          3         (6)       (45)
                              ===         ===        ====        ====        ===        ===

GROUP 4 POLICIES
Units issued............       60          56          58         201         --         --
Units redeemed..........       (7)        (10)        (60)       (203)        --         --
                              ---         ---        ----        ----        ---        ---
  Net increase
     (decrease).........       53          46          (2)         (2)        --         --
                              ===         ===        ====        ====        ===        ===




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






          JANUS ASPEN
           WORLDWIDE            MFS(R)              MFS(R)              MFS(R)              MFS(R)
          PORTFOLIO--          INVESTORS         NEW DISCOVERY         RESEARCH            UTILITIES
         INSTITUTIONAL      TRUST SERIES--         SERIES--            SERIES--            SERIES--
            SHARES           INITIAL CLASS       INITIAL CLASS       INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009     2010       2009     2010       2009
      --------------------------------------------------------------------------------------------------


          60        346      --         --       --         --       --         --      103         90
        (308)      (506)     --         --       --         --       --         --      (26)       (11)
        ----       ----      --         --      ---         --       --         --      ---        ---
        (248)      (160)     --         --       --         --       --         --       77         79
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          33        679      --         --       --         --       --         --       70         77
        (371)      (894)     --         --       --         --       --         --      (27)       (14)
        ----       ----      --         --      ---         --       --         --      ---        ---
        (338)      (215)     --         --       --         --       --         --       43         63
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          29         10       6         --       29          2        4          1       13         11
         (24)       (20)     (6)        (6)     (15)        (2)      (3)        (4)      (7)        (8)
        ----       ----      --         --      ---         --       --         --      ---        ---
           5        (10)     --         (6)      14         --        1         (3)       6          3
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


          61        183      --         --       --         --       --         --      191        197
         (46)      (131)     --         --       --         --       --         --      (21)       (34)
        ----       ----      --         --      ---         --       --         --      ---        ---
          15         52      --         --       --         --       --         --      170        163
        ====       ====      ==         ==      ===         ==       ==         ==      ===        ===


--------------------------------------------------------------------------------






                            NEUBERGER
                           BERMAN AMT
                             MID-CAP                PIMCO                 PIMCO
                             GROWTH             GLOBAL BOND--        LOW DURATION--
                           PORTFOLIO--         ADMINISTRATIVE        ADMINISTRATIVE
                         CLASS I SHARES         CLASS SHARES          CLASS SHARES
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --

  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==

GROUP 2 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==

GROUP 3 POLICIES
Units issued........       4          1         12         --          1         33
Units redeemed......      (2)       (10)        (7)        (5)        (9)        --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....       2         (9)         5         (5)        (8)        33
                          ==        ===         ==         ==         ==         ==

GROUP 4 POLICIES
Units issued........      --         --         --         --         --         --
Units redeemed......      --         --         --         --         --         --
                          --        ---         --         --         --         --
  Net increase
     (decrease).....      --         --         --         --         --         --
                          ==        ===         ==         ==         ==         ==




Not all investment divisions are available under all policies.

(b) For Group 1, 2 and 4 Policies, represents the period May 1, 2010 (Commencement of Investments) through December 31, 2010.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







             PIMCO                 PIMCO
         REAL RETURN--        TOTAL RETURN--        ROYCE MICRO-CAP       ROYCE SMALL-CAP        T. ROWE PRICE
        ADMINISTRATIVE        ADMINISTRATIVE          PORTFOLIO--           PORTFOLIO--          EQUITY INCOME
         CLASS SHARES          CLASS SHARES        INVESTMENT CLASS      INVESTMENT CLASS          PORTFOLIO
      ------------------    ------------------    ------------------    ------------------    ------------------
      2010(B)      2009       2010       2009       2010       2009       2010       2009       2010       2009
      ----------------------------------------------------------------------------------------------------------


         81         --         --         --         45         66         77         23          79        117
        (15)        --         --         --        (30)       (25)       (42)       (36)       (154)      (238)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         66         --         --         --         15         41         35        (13)        (75)      (121)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


         75         --         --         --         33         47         38         28          56        183
         (5)        --         --         --        (35)       (19)       (21)       (28)       (136)      (287)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         70         --         --         --         (2)        28         17         --         (80)      (104)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


         33          4         68         34         --         --         --         --          33         23
         (7)        (5)       (34)        (5)        --         --         --         --         (15)       (38)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         26         (1)        34         29         --         --         --         --          18        (15)
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


        109         --         --         --        110        174         83        129          95        349
        (10)        --         --         --        (36)       (63)       (26)       (48)        (76)      (310)
        ---         --        ---         --        ---        ---        ---        ---        ----       ----
         99         --         --         --         74        111         57         81          19         39
        ===         ==        ===         ==        ===        ===        ===        ===        ====       ====


--------------------------------------------------------------------------------







                                                                      UIF EMERGING
                          T. ROWE PRICE         UIF EMERGING             MARKETS
                          LIMITED-TERM             MARKETS               EQUITY
                              BOND            DEBT PORTFOLIO--         PORTFOLIO--
                            PORTFOLIO              CLASS I               CLASS I
                       ------------------    ------------------    ------------------
                         2010       2009       2010       2009       2010       2009
                       --------------------------------------------------------------

GROUP 1 POLICIES
Units issued........      --         --         --         --          31         86
Units redeemed......      --         --         --         --        (101)      (167)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --         (70)       (81)
                         ===         ==         ==         ==        ====       ====

GROUP 2 POLICIES
Units issued........      --         --         --         --          33         81
Units redeemed......      --         --         --         --         (89)      (128)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --         (56)       (47)
                         ===         ==         ==         ==        ====       ====

GROUP 3 POLICIES
Units issued........      12         12          7          3          20         16
Units redeemed......     (10)        (2)        (6)        (2)         (7)       (10)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....       2         10          1          1          13          6
                         ===         ==         ==         ==        ====       ====

GROUP 4 POLICIES
Units issued........      --         --         --         --          61        208
Units redeemed......      --         --         --         --         (55)       (93)
                         ---         --         --         --        ----       ----
  Net increase
     (decrease).....      --         --         --         --           6        115
                         ===         ==         ==         ==        ====       ====




Not all investment divisions are available under all policies.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







           UIF U.S.             VAN ECK           VAN ECK VIP
          REAL ESTATE         VIP GLOBAL         MULTI-MANAGER
          PORTFOLIO--        HARD ASSETS--      ALTERNATIVES--
            CLASS I          INITIAL CLASS       INITIAL CLASS
      ------------------  ------------------  ------------------
        2010       2009     2010       2009     2010       2009
      ----------------------------------------------------------


         150         10       95        157      --         --
         (18)       (21)    (121)      (103)     --         --
        ----       ----     ----       ----     ---         --
         132        (11)     (26)        54      --         --
        ====       ====     ====       ====     ===         ==


          87         35       54        112      --         --
         (33)        (5)     (78)       (76)     --         --
        ----       ----     ----       ----     ---         --
          54         30      (24)        36      --         --
        ====       ====     ====       ====     ===         ==


          14         11        9         18      17         39
          (7)        (3)      (3)       (13)    (10)        (2)
        ----       ----     ----       ----     ---         --
           7          8        6          5       7         37
        ====       ====     ====       ====     ===         ==


         366         61      164        380      --         --
        (238)      (188)    (100)      (139)     --         --
        ----       ----     ----       ----     ---         --
         128       (127)      64        241      --         --
        ====       ====     ====       ====     ===         ==


NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's):
--------------------------------------------------------------------------------

The following table presents financial highlights for each Investment Division as of December 31, 2010, 2009, 2008, 2007 and 2006:



                                                       MAINSTAY VP
                                                       BALANCED--
                                                      INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $2,881    $2,605    $ 2,397   $3,477   $9,094
Units Outstanding..................      237       242        272      294      785
Variable Accumulation Unit Value...   $12.16    $10.78    $  8.82   $11.82   $11.58
Total Return.......................    12.8%     22.2%     (25.4%)    2.1%     9.9%
Investment Income Ratio............     1.4%      3.2%         --     1.9%     2.1%

GROUP 2 POLICIES(b)
Net Assets.........................   $1,428    $1,318    $ 1,232   $1,922   $1,618
Units Outstanding..................      116       121        139      162      139
Variable Accumulation Unit Value...   $12.30    $10.88    $  8.89   $11.89   $11.62
Total Return.......................    13.1%     22.5%     (25.2%)    2.3%    10.1%
Investment Income Ratio............     1.4%      3.1%         --     2.4%     2.1%

GROUP 3 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --   $   --
Units Outstanding..................       --        --         --       --       --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --   $   --
Total Return.......................       --        --         --       --       --
Investment Income Ratio............       --        --         --       --       --

GROUP 4 POLICIES
Net Assets.........................   $5,289    $4,632    $ 3,601   $4,525   $2,846
Units Outstanding..................      418       416        398      375      243
Variable Accumulation Unit Value...   $12.66    $11.14    $  9.05   $12.05   $11.72
Total Return.......................    13.6%     23.1%     (24.9%)    2.8%    10.7%
Investment Income Ratio............     1.5%      3.2%         --     2.6%     2.6%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                         MAINSTAY VP                                       MAINSTAY VP
                     BOND--INITIAL CLASS                                 CASH MANAGEMENT
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------



       $15,906   $14,631   $13,446   $13,105   $12,712   $14,969   $17,230   $19,578   $15,062   $12,191
           641       631       620       623       639     9,626    10,965    12,062     9,719     8,188
       $ 24.83   $ 23.19   $ 21.67   $ 21.03   $ 19.89   $  1.55   $  1.57   $  1.58   $  1.55   $  1.49
          7.1%      7.0%      3.0%      5.8%      3.8%     (0.7%)    (0.6%)     1.5%      4.1%      3.9%
          3.1%      4.7%      4.3%      3.7%      1.2%        --        --      2.1%      4.7%      4.5%


       $11,975   $11,198   $10,728   $10,731   $10,257   $14,298   $15,480   $18,204   $11,840   $10,665
           644       646       664       686       695    11,456    12,340    14,447     9,549     8,981
       $ 18.58   $ 17.32   $ 16.15   $ 15.65   $ 14.76   $  1.25   $  1.25   $  1.26   $  1.24   $  1.19
          7.3%      7.2%      3.2%      6.0%      4.0%     (0.5%)    (0.4%)     1.7%      4.3%      4.1%
          3.1%      4.7%      4.3%      3.6%      1.2%        --        --      2.1%      4.7%      4.5%


       $ 1,963   $ 2,043   $ 1,300   $ 1,170   $   589   $11,005   $17,580   $23,952   $13,676   $ 4,592
           120       134        92        86        46     9,162    14,636    19,944    11,638     4,097
       $ 16.40   $ 15.21   $ 14.11   $ 13.60   $ 12.77   $  1.20   $  1.20   $  1.20   $  1.18   $  1.12
          7.8%      7.8%      3.7%      6.5%      4.6%      0.0%      0.0%      2.2%      4.8%      4.6%
          3.0%      5.0%      4.6%      4.4%      1.7%        --        --      2.0%      4.5%      4.4%


       $ 8,842   $ 7,610   $ 6,760   $ 5,345   $ 4,651   $16,850   $16,600   $19,750   $ 9,963   $ 5,943
           553       513       495       402       374    14,285    14,076    16,778     8,603     5,397
       $ 15.99   $ 14.83   $ 13.76   $ 13.27   $ 12.45   $  1.18   $  1.18   $  1.18   $  1.15   $  1.10
          7.8%      7.8%      3.7%      6.5%      4.5%      0.0%      0.0%      2.2%      4.8%      4.6%
          3.2%      4.6%      4.6%      3.7%      1.3%        --        --      1.9%      4.6%      4.5%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------





                                                       MAINSTAY VP
                                               COMMON STOCK--INITIAL CLASS
                                     -----------------------------------------------
                                       2010      2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $45,544   $46,181   $41,295   $70,276  $71,216
Units Outstanding..................     1,523     1,725     1,875     2,017    2,133
Variable Accumulation Unit Value...   $ 29.92   $ 26.76   $ 22.02   $ 34.85  $ 33.38
Total Return.......................     11.8%     21.5%    (36.8%)     4.4%    15.7%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%     0.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $25,318   $24,961   $22,028   $37,367  $37,206
Units Outstanding..................     2,221     2,452     2,635     2,829    2,949
Variable Accumulation Unit Value...   $ 11.41   $ 10.18   $  8.36   $ 13.21  $ 12.62
Total Return.......................     12.0%     21.8%    (36.7%)     4.6%    15.9%
Investment Income Ratio............      1.6%      2.1%      1.5%      1.2%     0.6%

GROUP 3 POLICIES
Net Assets.........................   $   801   $   687   $   706   $   880  $   712
Units Outstanding..................        68        65        82        65       55
Variable Accumulation Unit Value...   $ 11.85   $ 10.52   $  8.60   $ 13.51  $ 12.85
Total Return.......................     12.6%     22.4%    (36.4%)     5.1%    16.5%
Investment Income Ratio............      1.7%      1.9%      1.7%      1.3%     0.7%

GROUP 4 POLICIES
Net Assets.........................   $ 7,381   $ 6,542   $ 5,255   $ 7,761  $ 6,331
Units Outstanding..................       545       544       534       502      431
Variable Accumulation Unit Value...   $ 13.55   $ 12.04   $  9.83   $ 15.46  $ 14.70
Total Return.......................     12.6%     22.4%    (36.4%)     5.1%    16.5%
Investment Income Ratio............      1.6%      2.1%      1.6%      1.3%     0.6%


Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                         MAINSTAY VP
                        CONSERVATIVE
                        ALLOCATION--                                       MAINSTAY VP
                        INITIAL CLASS                              CONVERTIBLE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $3,211    $2,951    $ 1,643   $1,264    $  990    $12,260   $10,892   $ 7,724   $12,342   $11,002
          255       261        177      110        92        452       470       484       503       512
       $12.56    $11.29    $  9.30   $11.48    $10.75    $ 27.11   $ 23.16   $ 15.97   $ 24.52   $ 21.50
        11.2%     21.4%     (19.0%)    6.7%      7.5%      17.0%     45.1%    (34.9%)    14.1%      9.6%
         2.7%      3.1%       0.1%     2.8%      1.9%       2.9%      2.2%      2.1%      2.3%      2.3%


       $1,820    $1,409    $   817   $  416    $  243    $18,942   $17,527   $12,604   $21,168   $19,175
          145       125         87       36        23        983     1,066     1,114     1,221     1,264
       $12.55    $11.26    $  9.25   $11.40    $10.65    $ 19.28   $ 16.44   $ 11.31   $ 17.34   $ 15.17
        11.5%     21.7%     (18.8%)    7.0%      6.5%      17.3%     45.3%    (34.7%)    14.3%      9.9%
         2.5%      3.1%       0.2%     3.2%      2.9%       2.9%      2.2%      2.1%      2.3%      2.4%


       $   --    $   --    $    --   $   --    $   --    $   679   $   578   $   433   $   481   $   331
           --        --         --       --        --         36        36        40        29        23
       $   --    $   --    $    --   $   --    $   --    $ 18.74   $ 15.90   $ 10.88   $ 16.60   $ 14.45
           --        --         --       --        --      17.9%     46.1%    (34.4%)    14.9%     10.4%
           --        --         --       --        --       3.0%      2.3%      2.6%      2.5%      2.6%


       $3,092    $2,464    $ 1,523   $  961    $  245    $12,549   $10,631   $ 6,483   $ 8,552   $ 6,526
          240       214        161       80        23        664       663       590       510       448
       $12.86    $11.48    $  9.39   $11.51    $10.71    $ 18.91   $ 16.04   $ 10.98   $ 16.75   $ 14.58
        12.0%     22.3%     (18.4%)    7.5%      7.1%      17.9%     46.1%    (34.4%)    14.9%     10.4%
         2.5%      3.3%       0.1%     4.1%      2.7%       2.9%      2.3%      2.4%      2.3%      2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                     FLOATING RATE--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010      2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $2,934    $2,732    $ 1,458   $2,345   $26,514
Units Outstanding..................      246       247        175      216     2,480
Variable Accumulation Unit Value...   $11.89    $11.08    $  8.35   $10.89   $ 10.69
Total Return.......................     7.4%     32.7%     (23.3%)    1.8%      5.2%
Investment Income Ratio............     4.0%      3.7%       5.3%     6.6%      6.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $2,783    $2,101    $ 1,238   $1,619   $ 1,472
Units Outstanding..................      231       188        147      148       137
Variable Accumulation Unit Value...   $12.03    $11.18    $  8.41   $10.95   $ 10.73
Total Return.......................     7.6%     32.9%     (23.2%)    2.0%      5.5%
Investment Income Ratio............     4.0%      3.7%       5.3%     6.5%      6.4%

GROUP 3 POLICIES
Net Assets.........................   $1,677    $1,589    $   877   $1,000   $   611
Units Outstanding..................      142       145        107       94        59
Variable Accumulation Unit Value...   $11.83    $10.94    $  8.19   $10.61   $ 10.34
Total Return.......................     8.1%     33.6%     (22.8%)    2.6%      3.4%
Investment Income Ratio............     4.0%      3.6%       5.3%     6.5%      5.9%

GROUP 4 POLICIES
Net Assets.........................   $5,376    $4,488    $ 2,249   $2,827   $ 2,131
Units Outstanding..................      434       392        262      255       197
Variable Accumulation Unit Value...   $12.37    $11.45    $  8.57   $11.10   $ 10.82
Total Return.......................     8.1%     33.6%     (22.8%)    2.6%      6.0%
Investment Income Ratio............     4.0%      3.6%       5.3%     6.5%      6.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                                                                           MAINSTAY VP
                                                                             GROWTH
                         MAINSTAY VP                                      ALLOCATION--
                  GOVERNMENT--INITIAL CLASS                               INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $9,654    $9,527    $10,112   $8,394    $8,512    $ 8,753   $ 7,729   $ 5,332   $6,400    $2,781
          427       441        472      428       460        794       800       702      521       249
       $22.58    $21.59    $ 21.39   $19.62    $18.52    $ 11.03   $  9.65   $  7.59   $12.25    $11.17
         4.6%      0.9%       9.0%     5.9%      3.3%      14.2%     27.1%    (38.0%)    9.6%     11.7%
         3.2%      3.6%       3.2%     4.9%      0.8%       1.2%      2.4%      0.7%     1.5%      1.4%


       $6,458    $6,506    $ 7,349   $6,014    $5,969    $ 5,249   $ 4,407   $ 3,085   $3,803    $2,018
          367       388        443      396       417        479       460       411      315       183
       $17.58    $16.77    $ 16.59   $15.19    $14.31    $ 10.96   $  9.58   $  7.52   $12.10    $11.02
         4.8%      1.1%       9.3%     6.2%      3.5%      14.5%     27.4%    (37.9%)    9.9%     10.2%
         3.1%      3.6%       3.1%     4.9%      1.0%       1.2%      2.4%      0.7%     1.3%      1.6%


       $  541    $  628    $   557   $  414    $  377    $    --   $    --   $    --   $   --    $   --
           35        43         39       32        31         --        --        --       --        --
       $15.30    $14.52    $ 14.29   $13.01    $12.20    $    --   $    --   $    --   $   --    $   --
         5.4%      1.6%       9.8%     6.7%      4.1%         --        --        --       --        --
         2.9%      3.5%       4.2%     4.9%      1.7%         --        --        --       --        --


       $7,101    $6,290    $ 6,605   $4,028    $3,574    $16,382   $12,630   $ 7,277   $6,916    $2,507
          473       441        475      312       299      1,460     1,292       968      565       226
       $15.01    $14.24    $ 14.02   $12.77    $11.97    $ 11.23   $  9.76   $  7.63   $12.22    $11.07
         5.4%      1.6%       9.8%     6.7%      4.0%      15.0%     28.0%    (37.6%)   10.4%     10.7%
         3.2%      3.4%       3.4%     4.9%      1.1%       1.2%      2.5%      0.8%     1.6%      1.7%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------



                                                        MAINSTAY VP
                                               GROWTH EQUITY--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $120,972  $117,880   $94,367  $168,430  $164,993
Units Outstanding..................     5,496     5,966     6,370     6,895     7,540
Variable Accumulation Unit Value...  $  22.02  $  19.76   $ 14.83  $  24.43  $  21.89
Total Return.......................     11.4%     33.2%    (39.3%)    11.6%      3.7%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 45,244  $ 43,695   $34,846  $ 60,491  $ 57,500
Units Outstanding..................     5,371     5,791     6,165     6,509     6,922
Variable Accumulation Unit Value...  $   8.43  $   7.55   $  5.65  $   9.29  $   8.31
Total Return.......................     11.6%     33.5%    (39.2%)    11.8%      3.9%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%

GROUP 3 POLICIES
Net Assets.........................  $    479  $    535   $   399  $    462  $    226
Units Outstanding..................        43        54        54        39        21
Variable Accumulation Unit Value...  $  11.04  $   9.83   $  7.33  $  11.99  $  10.67
Total Return.......................     12.2%     34.2%    (38.9%)    12.4%      4.4%
Investment Income Ratio............      0.5%      0.6%      0.8%      0.4%      0.4%

GROUP 4 POLICIES
Net Assets.........................  $  7,718  $  7,093   $ 5,164  $  8,000  $  6,488
Units Outstanding..................       623       643       628       594       542
Variable Accumulation Unit Value...  $  12.38  $  11.04   $  8.22  $  13.45  $  11.97
Total Return.......................     12.2%     34.2%    (38.9%)    12.4%      4.4%
Investment Income Ratio............      0.5%      0.6%      0.6%      0.1%      0.4%


Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------




                         MAINSTAY VP
                         HIGH YIELD                                        MAINSTAY VP
                CORPORATE BOND--INITIAL CLASS                   ICAP SELECT EQUITY--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


       $50,084   $48,238   $35,074   $52,218   $55,006   $51,346   $48,028   $32,766   $ 7,024   $2,833
         1,482     1,598     1,647     1,848     1,980     3,952     4,337     3,799       504      216
       $ 33.78   $ 30.19   $ 21.29   $ 28.25   $ 27.81   $ 13.00   $ 11.08   $  8.62   $ 13.92   $13.12
         11.9%     41.8%    (24.6%)     1.6%     11.2%     17.3%     28.5%    (38.0%)     6.1%    18.5%
          5.9%      7.8%      9.1%      6.5%      2.0%      0.8%      1.9%      0.8%      0.6%     0.3%


       $30,106   $27,717   $18,920   $27,662   $27,950   $36,114   $33,857   $20,598   $12,629   $6,304
         1,376     1,422     1,377     1,521     1,564     2,573     2,835     2,221       845      449
       $ 21.88   $ 19.52   $ 13.73   $ 18.19   $ 17.87   $ 14.04   $ 11.94   $  9.28   $ 14.94   $14.05
         12.1%     42.1%    (24.5%)     1.8%     11.5%     17.5%     28.8%    (37.9%)     6.3%    18.7%
          5.9%      8.0%      9.2%      6.6%      2.0%      0.8%      1.8%      0.6%      0.6%     0.3%


       $ 3,537   $ 2,830   $ 2,880   $ 1,901   $ 1,125   $ 1,574   $ 1,349   $ 1,038   $   425   $  165
           156       140       204       102        62       104       105       105        27       11
       $ 22.74   $ 20.19   $ 14.13   $ 18.62   $ 18.20   $ 15.09   $ 12.77   $  9.87   $ 15.81   $14.80
         12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%    (37.6%)     6.9%    19.3%
          6.1%      7.4%     12.8%      7.5%      2.9%      0.9%      2.0%      0.7%      0.6%     0.3%


       $38,153   $33,528   $19,252   $24,110   $19,819   $36,210   $30,321   $13,396   $ 7,866   $2,594
         1,758     1,740     1,427     1,354     1,141     2,383     2,356     1,342       493      174
       $ 21.70   $ 19.26   $ 13.48   $ 17.77   $ 17.37   $ 15.19   $ 12.86   $  9.94   $ 15.92   $14.90
         12.7%     42.8%    (24.1%)     2.3%     12.0%     18.1%     29.4%    (37.6%)     6.9%    19.3%
          6.0%      8.1%     10.1%      7.0%      2.2%      0.9%      1.8%      0.6%      0.7%     0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                               INCOME BUILDER--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $34,234   $33,064   $29,892   $44,164   $44,324
Units Outstanding..................     1,329     1,463     1,621     1,738     1,863
Variable Accumulation Unit Value...   $ 25.77   $ 22.61   $ 18.43   $ 25.40   $ 23.79
Total Return.......................     14.0%     22.7%    (27.4%)     6.8%      8.7%
Investment Income Ratio............      3.1%      3.6%      3.3%      2.2%      0.6%

GROUP 2 POLICIES(b)
Net Assets.........................   $13,253   $12,541   $10,803   $15,890   $15,673
Units Outstanding..................     1,038     1,122     1,188     1,272     1,341
Variable Accumulation Unit Value...   $ 12.76   $ 11.17   $  9.09   $ 12.50   $ 11.69
Total Return.......................     14.2%     22.9%    (27.3%)     7.0%      8.9%
Investment Income Ratio............      3.1%      3.6%      3.3%      2.2%      0.6%

GROUP 3 POLICIES
Net Assets.........................   $   280   $   246   $   208   $   240   $   172
Units Outstanding..................        20        20        21        18        14
Variable Accumulation Unit Value...   $ 14.14   $ 12.32   $  9.97   $ 13.64   $ 12.69
Total Return.......................     14.8%     23.5%    (26.9%)     7.5%      9.5%
Investment Income Ratio............      2.9%      3.5%      3.3%      2.2%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $ 4,396   $ 3,778   $ 3,176   $ 4,065   $ 3,461
Units Outstanding..................       293       290       301       281       257
Variable Accumulation Unit Value...   $ 14.98   $ 13.05   $ 10.56   $ 14.46   $ 13.45
Total Return.......................     14.8%     23.5%    (26.9%)     7.5%      9.5%
Investment Income Ratio............      3.2%      3.7%      3.5%      2.3%      0.7%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                      MAINSTAY VP
             INTERNATIONAL EQUITY--INITIAL CLASS                LARGE CAP GROWTH--INITIAL CLASS
      ------------------------------------------------  -----------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      -------------------------------------------------------------------------------------------------


       $19,463   $20,879   $19,246   $29,329   $27,357   $ 7,356   $ 6,128   $ 4,074   $ 5,670  $ 3,636
           779       871       951     1,071     1,039       841       809       747       632      489
       $ 24.99   $ 23.99   $ 20.24   $ 27.42   $ 26.32   $  8.74   $  7.58   $  5.45   $  8.97  $  7.44
          4.2%     18.5%    (26.2%)     4.2%     30.4%     15.4%     39.1%    (39.2%)    20.5%     6.5%
          3.2%      7.2%      1.4%      0.7%      0.3%        --        --      0.1%        --     0.1%


       $12,492   $13,552   $12,336   $18,672   $16,481   $14,345   $12,823   $ 9,538   $15,653  $12,902
           803       909       983     1,099     1,011     1,196     1,235     1,280     1,279    1,273
       $ 15.56   $ 14.91   $ 12.56   $ 16.98   $ 16.26   $ 12.00   $ 10.38   $  7.45   $ 12.24  $ 10.13
          4.4%     18.8%    (26.0%)     4.4%     30.7%     15.6%     39.3%    (39.1%)    20.7%     6.7%
          3.1%      7.2%      1.4%      0.7%      0.3%        --        --      0.1%        --     0.1%


       $    --   $    --   $    --   $    --   $    --   $ 1,149   $   824   $   611   $   487  $   242
            --        --        --        --        --        95        78        81        39       24
       $    --   $    --   $    --   $    --   $    --   $ 12.28   $ 10.57   $  7.55   $ 12.33  $ 10.16
            --        --        --        --        --     16.2%     40.0%    (38.8%)    21.3%     7.2%
            --        --        --        --        --        --        --      0.1%        --     0.1%


       $20,950   $19,552   $15,898   $19,316   $13,667   $ 9,738   $ 7,709   $ 4,400   $ 5,106  $ 2,756
         1,078     1,053     1,024       924       686       700       644       514       363      239
       $ 19.44   $ 18.53   $ 15.53   $ 20.89   $ 19.91   $ 13.91   $ 11.97   $  8.55   $ 13.97  $ 11.51
          4.9%     19.4%    (25.7%)     4.9%     31.3%     16.2%     40.0%    (38.8%)    21.3%     7.2%
          3.3%      7.3%      1.5%      0.7%      0.4%        --        --      0.1%        --     0.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                        MAINSTAY VP
                                                MID CAP CORE--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $18,174   $16,718   $ 6,950   $13,177   $12,614
Units Outstanding..................     1,046     1,182       668       725       725
Variable Accumulation Unit Value...   $ 17.37   $ 14.15   $ 10.41   $ 18.14   $ 17.40
Total Return.......................     22.8%     36.0%    (42.6%)     4.3%     14.1%
Investment Income Ratio............      0.4%      0.5%      0.3%      0.4%        --

GROUP 2 POLICIES(b)
Net Assets.........................   $18,672   $16,527   $ 5,627   $10,340   $ 9,451
Units Outstanding..................     1,048     1,141       529       559       534
Variable Accumulation Unit Value...   $ 17.82   $ 14.49   $ 10.63   $ 18.50   $ 17.70
Total Return.......................     23.0%     36.2%    (42.5%)     4.5%     14.4%
Investment Income Ratio............      0.4%      0.5%      0.3%      0.4%        --

GROUP 3 POLICIES
Net Assets.........................   $    --   $    --   $    --   $    --   $    --
Units Outstanding..................        --        --        --        --        --
Variable Accumulation Unit Value...   $    --   $    --   $    --   $    --   $    --
Total Return.......................        --        --        --        --        --
Investment Income Ratio............        --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................   $35,902   $28,977   $ 8,926   $13,563   $ 9,877
Units Outstanding..................     1,846     1,842       777       680       521
Variable Accumulation Unit Value...   $ 19.44   $ 15.73   $ 11.49   $ 19.88   $ 18.93
Total Return.......................     23.6%     36.9%    (42.2%)     5.0%     15.0%
Investment Income Ratio............      0.4%      0.5%      0.4%      0.4%        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                         MAINSTAY VP                                       MAINSTAY VP
                MID CAP GROWTH--INITIAL CLASS                     MID CAP VALUE--INITIAL CLASS
      ------------------------------------------------  ------------------------------------------------
        2010      2009      2008      2007      2006      2010      2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------


         $--       $--     $ 6,889   $13,698   $12,628     $--      $  --    $ 7,931   $13,762   $14,697
          --        --         763       834       886      --         --        810       943       988
         $--       $--     $  9.03   $ 16.43   $ 14.29     $--      $  --    $  9.79   $ 14.60   $ 14.87
          --        --      (45.0%)    15.0%      8.5%      --         --     (32.9%)    (1.8%)    13.3%
          --        --          --        --        --      --       4.6%       1.6%      1.0%      0.1%


         $--       $--     $ 7,543   $14,418   $12,688     $--      $  --    $ 7,941   $12,857   $13,592
          --        --         795       837       849      --         --        799       871       906
         $--       $--     $  9.49   $ 17.23   $ 14.96     $--      $  --    $  9.93   $ 14.78   $ 15.03
          --        --      (44.9%)    15.2%      8.7%      --         --     (32.8%)    (1.6%)    13.5%
          --        --          --        --        --      --       4.7%       1.7%      1.0%      0.1%


         $--       $--     $    --   $    --   $    --     $--      $  --    $    --   $    --   $    --
          --        --          --        --        --      --         --         --        --        --
         $--       $--     $    --   $    --   $    --     $--      $  --    $    --   $    --   $    --
          --        --          --        --        --      --         --         --        --        --
          --        --          --        --        --      --         --         --        --        --


         $--       $--     $11,441   $19,538   $14,375     $--      $  --    $ 9,597   $13,587   $12,305
          --        --       1,048       990       844      --         --        937       893       801
         $--       $--     $ 10.91   $ 19.71   $ 17.03     $--      $  --    $ 10.26   $ 15.19   $ 15.36
          --        --      (44.7%)    15.8%      9.2%      --         --     (32.5%)    (1.1%)    14.0%
          --        --          --        --        --      --       5.2%       1.7%      1.0%      0.1%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                       MAINSTAY VP
                                                  MODERATE ALLOCATION--
                                                      INITIAL CLASS
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $ 8,235   $6,634    $ 4,810   $4,594    $1,874
Units Outstanding..................      678      614        548      389       172
Variable Accumulation Unit Value...  $ 12.14   $10.81    $  8.76   $11.80    $10.92
Total Return.......................    12.3%    23.3%     (25.7%)    8.0%      9.2%
Investment Income Ratio............     2.2%     2.9%       0.4%     3.0%      1.9%

GROUP 2 POLICIES(b)
Net Assets.........................  $ 5,093   $4,217    $ 2,986   $3,126    $1,939
Units Outstanding..................      420      392        343      267       179
Variable Accumulation Unit Value...  $ 12.12   $10.77    $  8.71   $11.71    $10.82
Total Return.......................    12.5%    23.6%     (25.6%)    8.2%      8.2%
Investment Income Ratio............     2.2%     3.0%       0.4%     2.9%      2.1%

GROUP 3 POLICIES
Net Assets.........................  $    --   $   --    $    --   $   --    $   --
Units Outstanding..................       --       --         --       --        --
Variable Accumulation Unit Value...  $    --   $   --    $    --   $   --    $   --
Total Return.......................       --       --         --       --        --
Investment Income Ratio............       --       --         --       --        --

GROUP 4 POLICIES
Net Assets.........................  $10,809   $8,367    $ 4,882   $4,008    $1,551
Units Outstanding..................      864      756        546      336       142
Variable Accumulation Unit Value...  $ 12.51   $11.06    $  8.90   $11.90    $10.95
Total Return.......................    13.1%    24.2%     (25.2%)    8.7%      9.5%
Investment Income Ratio............     2.2%     3.0%       0.4%     3.1%      3.4%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                       MAINSTAY VP
                     MODERATE GROWTH
                      ALLOCATION--                                    MAINSTAY VP
                      INITIAL CLASS                           S&P 500 INDEX--INITIAL CLASS
      --------------------------------------------  -----------------------------------------------
        2010     2009      2008     2007     2006     2010      2009      2008     2007      2006
      ---------------------------------------------------------------------------------------------


      $11,735   $ 9,811  $ 7,857   $8,640   $4,635  $107,181  $103,547  $90,435  $154,823  $157,043
        1,000       950      970      713      417     3,219     3,543    3,882     4,156     4,402
      $ 11.73   $ 10.33  $  8.10   $12.08   $11.12  $  33.31  $  29.24  $ 23.32  $  37.28  $  35.68
        13.5%     27.5%   (33.0%)    8.6%    11.2%     13.9%     25.4%   (37.5%)     4.5%     14.6%
         1.6%      2.9%     0.7%     2.2%     2.3%      1.8%      2.8%     2.3%      1.6%      0.5%


      $ 7,486   $ 6,626  $ 4,779   $5,768   $2,881  $ 61,536  $ 59,786  $49,993  $ 85,692  $ 83,998
          643       648      596      481      261     5,560     6,169    6,478     6,960     7,145
      $ 11.64   $ 10.23  $  8.00   $11.92   $10.95  $  11.07  $   9.69  $  7.72  $  12.31  $  11.76
        13.8%     27.8%   (32.8%)    8.9%     9.5%     14.2%     25.6%   (37.3%)     4.7%     14.9%
         1.5%      3.0%     0.6%     2.3%     2.1%      1.8%      2.8%     2.3%      1.6%      0.5%


      $    --   $    --  $    --   $   --   $   --  $ 17,146  $ 15,004  $11,939  $  4,322  $  3,318
           --        --       --       --       --     1,329     1,334    1,341       306       247
      $    --   $    --  $    --   $   --   $   --  $  12.90  $  11.24  $  8.90  $  14.14  $  13.43
           --        --       --       --       --     14.7%     26.3%   (37.0%)     5.2%     15.4%
           --        --       --       --       --      1.8%      2.9%     2.4%      1.8%      1.0%


      $18,876   $14,404  $ 8,882   $7,316   $2,942  $ 41,151  $ 36,342  $27,617  $ 41,534  $ 35,383
        1,573     1,371    1,084      603      266     2,929     2,967    2,847     2,693     2,416
      $ 11.99   $ 10.49  $  8.17   $12.10   $11.06  $  14.05  $  12.25  $  9.70  $  15.40  $  14.64
        14.3%     28.4%   (32.5%)    9.4%    10.6%     14.7%     26.3%   (37.0%)     5.2%     15.5%
         1.6%      3.0%     0.7%     2.4%     2.1%      1.8%      2.9%     2.4%      1.7%      0.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                       MAINSTAY VP
                                             SMALL CAP GROWTH--INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008      2007     2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $     --  $     --   $ 2,707   $5,034   $6,147
Units Outstanding..................        --        --       407      452      534
Variable Accumulation Unit Value...       $--       $--   $  6.65   $11.15   $11.60
Total Return.......................        --        --    (40.3%)   (3.9%)    5.6%
Investment Income Ratio............        --        --        --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................       $--       $--   $ 3,805   $6,580   $7,215
Units Outstanding..................        --        --       552      570      602
Variable Accumulation Unit Value...       $--       $--   $  6.90   $11.54   $11.98
Total Return.......................        --        --    (40.2%)   (3.7%)    5.8%
Investment Income Ratio............        --        --        --       --       --

GROUP 3 POLICIES
Net Assets.........................       $--       $--   $    --   $   --   $   --
Units Outstanding..................        --        --        --       --       --
Variable Accumulation Unit Value...       $--       $--   $    --   $   --   $   --
Total Return.......................        --        --        --       --       --
Investment Income Ratio............        --        --        --       --       --

GROUP 4 POLICIES
Net Assets.........................       $--       $--   $ 5,636   $8,554   $8,191
Units Outstanding..................        --        --       692      630      584
Variable Accumulation Unit Value...       $--       $--   $  8.15   $13.57   $14.02
Total Return.......................        --        --    (39.9%)   (3.2%)    6.3%
Investment Income Ratio............        --        --        --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








          MAINSTAY VP
       U.S. SMALL CAP--                  ALGER CAPITAL
         INITIAL CLASS      APPRECIATION PORTFOLIO--CLASS I-2 SHARES
      ------------------  -------------------------------------------
        2010      2009      2010      2009      2008    2007    2006
      ---------------------------------------------------------------


       $3,334   $  2,971   $   --    $   --   $    --  $   --  $   --
          257        284       --        --        --      --      --
       $12.99     $10.46   $   --    $   --   $    --  $   --  $   --
        24.2%       4.6%       --        --        --      --      --
         0.1%         --       --        --        --      --      --


       $5,098     $4,286   $   --    $   --   $    --  $   --  $   --
          392        410       --        --        --      --      --
       $13.02     $10.46   $   --    $   --   $    --  $   --  $   --
        24.4%       4.6%       --        --        --      --      --
         0.1%         --       --        --        --      --      --


       $   --     $   --   $1,282    $1,059   $   697  $  489  $  178
           --         --       58        54        54      21      10
       $   --     $   --   $22.22    $19.49   $ 12.90  $23.51  $17.61
           --         --    14.0%     51.1%    (45.1%)  33.5%   19.3%
           --         --     0.4%        --        --      --      --


       $9,201     $7,400   $   --    $   --   $    --  $   --  $   --
          703        707       --        --        --      --      --
       $13.09     $10.47   $   --    $   --   $    --  $   --  $   --
        25.0%       4.7%       --        --        --      --      --
         0.1%         --       --        --        --      --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                     ALGER SMALL CAP
                                            GROWTH PORTFOLIO--CLASS I-2 SHARES
                                     -----------------------------------------------
                                       2010     2009      2008      2007      2006
                                     -----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $16,454   $14,977   $11,378   $23,986   $22,637
Units Outstanding..................    1,012     1,146     1,264     1,407     1,545
Variable Accumulation Unit Value...  $ 16.26   $ 13.07   $  9.04   $ 17.05   $ 14.65
Total Return.......................    24.4%     44.5%    (47.0%)    16.4%     19.2%
Investment Income Ratio............       --        --        --        --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $14,719   $13,363   $10,064   $20,855   $18,785
Units Outstanding..................    1,184     1,340     1,461     1,608     1,690
Variable Accumulation Unit Value...  $ 12.43   $  9.97   $  6.89   $ 12.97   $ 11.11
Total Return.......................    24.7%     44.8%    (46.9%)    16.7%     19.4%
Investment Income Ratio............       --        --        --        --        --

GROUP 3 POLICIES
Net Assets.........................  $   833   $   665   $   490   $   907   $ 1,408
Units Outstanding..................       41        41        44        44        80
Variable Accumulation Unit Value...  $ 20.20   $ 16.12   $ 11.08   $ 20.75   $ 17.70
Total Return.......................    25.3%     45.5%    (46.6%)    17.2%     20.0%
Investment Income Ratio............       --        --        --        --        --

GROUP 4 POLICIES
Net Assets.........................  $ 7,387   $ 6,322   $ 4,255   $ 7,920   $ 5,601
Units Outstanding..................      336       360       354       351       291
Variable Accumulation Unit Value...  $ 21.97   $ 17.54   $ 12.05   $ 22.57   $ 19.25
Total Return.......................    25.3%     45.5%    (46.6%)    17.2%     20.0%
Investment Income Ratio............       --        --        --        --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






           ALLIANCEBERNSTEIN
              VPS SMALL/
             MID CAP VALUE                      AMERICAN CENTURY(R)
              PORTFOLIO--                          VP INFLATION
            CLASS A SHARES                     PROTECTION--CLASS II
      --------------------------  ----------------------------------------------
       2010     2009      2008     2010     2009      2008      2007      2006
      --------------------------------------------------------------------------

      $  959   $  485    $   268  $   --   $   --    $   --    $   --    $   --
          87       55         44      --       --        --        --        --
      $11.01   $ 8.73    $  6.16  $   --   $   --    $   --    $   --    $   --
       26.0%    41.9%     (38.4%)     --       --        --        --        --
        0.5%     1.0%         --      --       --        --        --        --


      $1,370   $  782    $   248  $   --   $   --    $   --    $   --    $   --
         125       88         40      --       --        --        --        --
      $11.00   $ 8.71    $  6.13  $   --   $   --    $   --    $   --    $   --
       26.3%    42.1%     (38.7%)     --       --        --        --        --
        0.4%     1.0%         --      --       --        --        --        --


      $   --   $   --    $    --  $  182   $  129    $  136    $   75    $   32
          --       --         --      14       10        12         6         3
      $   --   $   --    $    --  $13.39   $12.74    $11.56    $11.75    $10.73
          --       --         --    5.1%    10.2%     (1.6%)     9.5%      1.6%
          --       --         --    1.6%     1.7%      4.5%      4.4%      3.1%


      $2,392   $1,383    $   477  $   --   $   --    $   --    $   --    $   --
         207      152         74      --       --        --        --        --
      $11.53   $ 9.08    $  6.36  $   --   $   --    $   --    $   --    $   --
       26.9%    42.9%     (36.4%)     --       --        --        --        --
        0.5%     1.0%         --      --       --        --        --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                 AMERICAN CENTURY(R) VP
                                                 INTERNATIONAL--CLASS II
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 3 POLICIES
Net Assets.........................  $1,814   $1,528    $ 1,100   $2,730    $1,691
Units Outstanding..................      96       91         87      119        87
Variable Accumulation Unit Value...  $19.05   $16.84    $ 12.60   $22.87    $19.39
Total Return.......................   13.1%    33.6%     (44.9%)   17.9%     24.7%
Investment Income Ratio............    2.1%     1.9%       0.5%     0.5%      0.3%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                  AMERICAN CENTURY(R) VP                            CALVERT VP
                     VALUE--CLASS II                          SRI BALANCED PORTFOLIO
      ---------------------------------------------  ---------------------------------------
        2010      2009      2008      2007    2006    2010    2009     2008    2007    2006
      --------------------------------------------------------------------------------------

       $   --    $   --    $    --   $   --  $   --  $1,301  $1,203  $ 1,170  $1,713  $1,773
           --        --         --       --      --      79      81       98      98     104
       $   --    $   --    $    --   $   --  $   --  $16.48  $14.81  $ 11.90  $17.45  $17.10
           --        --         --       --      --   11.3%   24.4%   (31.8%)   2.0%    8.0%
           --        --         --       --      --    1.5%    2.2%     2.6%    2.4%    2.4%


       $   --    $   --    $    --   $   --  $   --  $1,755  $1,684  $ 1,463  $2,183  $2,203
           --        --         --       --      --     148     159      172     175     181
       $   --    $   --    $    --   $   --  $   --  $11.82  $10.60  $  8.50  $12.44  $12.17
           --        --         --       --      --   11.5%   24.7%   (31.7%)   2.2%    8.2%
           --        --         --       --      --    1.4%    2.1%     2.6%    2.4%    2.3%


       $1,162    $  986    $   943   $  843  $1,448  $   --  $   --  $    --  $   --  $   --
           69        66         76       49      81      --      --       --      --      --
       $16.87    $14.92    $ 12.47   $17.03  $17.98  $   --  $   --  $    --  $   --  $   --
        13.0%     19.7%     (26.8%)   (5.3%)  18.5%      --      --       --      --      --
         2.1%      5.8%       2.1%     1.8%    0.5%      --      --       --      --      --


       $   --    $   --    $    --   $   --  $   --  $1,082  $  929  $   716  $  937  $  979
           --        --         --       --      --      79      76       73      65      71
       $   --    $   --    $    --   $   --  $   --  $13.70  $12.23  $  9.76  $14.21  $13.83
           --        --         --       --      --   12.1%   25.3%   (31.3%)   2.8%    8.8%
           --        --         --       --      --    1.5%    2.3%     2.7%    2.3%    2.6%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     DREYFUS IP
                                                 TECHNOLOGY GROWTH--
                                                   INITIAL SHARES
                                     ------------------------------------------
                                      2010     2009     2008     2007     2006
                                     ------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $2,542   $1,924  $ 1,776   $3,475   $2,964
Units Outstanding..................     202      197      284      325      313
Variable Accumulation Unit Value...  $12.62   $ 9.78  $  6.24   $10.69   $ 9.38
Total Return.......................   29.0%    56.6%   (41.6%)   13.9%     3.6%
Investment Income Ratio............      --     0.5%       --       --       --

GROUP 2 POLICIES(b)
Net Assets.........................  $3,788   $3,034  $ 1,954   $3,329   $2,963
Units Outstanding..................     286      296      299      299      303
Variable Accumulation Unit Value...  $13.26   $10.25  $  6.54   $11.17   $ 9.78
Total Return.......................   29.3%    56.9%   (41.5%)   14.2%     3.8%
Investment Income Ratio............      --     0.4%       --       --       --

GROUP 3 POLICIES
Net Assets.........................  $  507   $  373  $   251   $  242   $  154
Units Outstanding..................      29       28       30       17       12
Variable Accumulation Unit Value...  $17.31   $13.32  $  8.45   $14.36   $12.52
Total Return.......................   29.9%    57.7%   (41.2%)   14.7%     4.3%
Investment Income Ratio............      --     0.3%       --       --       --

GROUP 4 POLICIES
Net Assets.........................  $8,353   $5,515  $ 2,861   $4,303   $3,251
Units Outstanding..................     479      411      336      297      259
Variable Accumulation Unit Value...  $17.42   $13.41  $  8.50   $14.46   $12.60
Total Return.......................   29.9%    57.7%   (41.2%)   14.7%     4.3%
Investment Income Ratio............      --     0.4%       --       --       --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                                                       DWS DREMAN
                     DREYFUS VIF                   SMALL MID CAP VALUE
              OPPORTUNISTIC SMALL CAP--                VIP--CLASS
                   INITIAL SHARES                       A SHARES
      ----------------------------------------  ------------------------
       2010    2009     2008     2007    2006    2010    2009     2008
      ------------------------------------------------------------------

      $   --  $   --  $    --  $    --  $   --  $  508  $  292   $    73
          --      --       --       --      --      47      35        11
      $   --  $   --  $    --  $    --  $   --  $10.83  $ 8.86   $  6.88
          --      --       --       --      --   22.2%   28.8%    (31.2%)
          --      --       --       --      --    1.4%    1.2%        --


      $   --  $   --  $    --  $    --  $   --  $  280  $  212   $    96
          --      --       --       --      --      25      23        14
      $   --  $   --  $    --  $    --  $   --  $11.03  $ 9.01   $  6.98
          --      --       --       --      --   22.5%   29.1%    (30.2%)
          --      --       --       --      --    1.4%    1.5%        --


      $1,711  $1,251  $   966  $ 1,161  $  875  $   --  $   --   $    --
         120     115      112       84      56      --      --        --
      $14.30  $10.90  $  8.65  $ 13.86  $15.59  $   --  $   --   $    --
       31.1%   26.0%   (37.6%)  (11.1%)   3.8%      --      --        --
        0.7%    1.6%     0.9%     0.6%    0.3%      --      --        --


      $   --  $   --  $    --  $    --  $   --  $  707  $  508   $   158
          --      --       --       --      --      64      57        23
      $   --  $   --  $    --  $    --  $   --  $11.03  $ 8.96   $  6.91
          --      --       --       --      --   23.1%   29.7%    (30.9%)
          --      --       --       --      --    1.7%    1.4%        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                              CONTRAFUND(R)--INITIAL CLASS
                                     ----------------------------------------------
                                       2010      2009      2008     2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $71,173   $70,015  $58,105  $106,766  $94,769
Units Outstanding..................     2,435     2,786    3,121     3,268    3,389
Variable Accumulation Unit Value...   $ 29.25   $ 25.13  $ 18.65  $  32.66  $ 27.97
Total Return.......................     16.4%     34.8%   (42.9%)    16.8%    10.9%
Investment Income Ratio............      1.2%      1.4%     1.0%      1.0%     1.3%

GROUP 2 POLICIES(b)
Net Assets.........................   $50,864   $47,769  $37,491  $ 68,721  $59,914
Units Outstanding..................     2,932     3,210    3,403     3,567    3,641
Variable Accumulation Unit Value...   $ 17.35   $ 14.88  $ 11.02  $  19.26  $ 16.46
Total Return.......................     16.6%     35.0%   (42.8%)    17.0%    11.2%
Investment Income Ratio............      1.2%      1.4%     1.0%      1.0%     1.3%

GROUP 3 POLICIES
Net Assets.........................   $12,491   $ 8,458  $ 5,558  $  6,943  $ 5,013
Units Outstanding..................       671       532      475       341      289
Variable Accumulation Unit Value...   $ 18.62   $ 15.89  $ 11.71  $  20.36  $ 17.32
Total Return.......................     17.2%     35.7%   (42.5%)    17.6%    11.7%
Investment Income Ratio............      1.4%      1.5%     1.1%      1.0%     1.6%

GROUP 4 POLICIES
Net Assets.........................   $42,090   $34,824  $23,771  $ 35,272  $23,566
Units Outstanding..................     2,262     2,190    2,030     1,731    1,361
Variable Accumulation Unit Value...   $ 18.61   $ 15.88  $ 11.70  $  20.35  $ 17.30
Total Return.......................     17.2%     35.7%   (42.5%)    17.6%    11.7%
Investment Income Ratio............      1.3%      1.5%     1.1%      1.0%     1.3%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                      FIDELITY(R) VIP                                  FIDELITY(R) VIP
                EQUITY-INCOME--INITIAL CLASS                        GROWTH--INITIAL CLASS
      -----------------------------------------------  ----------------------------------------------
        2010      2009      2008      2007      2006     2010      2009      2008      2007     2006
      -----------------------------------------------------------------------------------------------



       $23,670   $22,603   $18,622   $34,182  $35,270   $   --    $   --    $    --   $   --   $   --
         1,197     1,306     1,400     1,459    1,514       --        --         --       --       --
       $ 19.78   $ 17.29   $ 13.38   $ 23.49  $ 23.30   $   --    $   --    $    --   $   --   $   --
         14.3%     29.3%    (43.1%)     0.8%    19.4%       --        --         --       --       --
          1.8%      2.3%      2.5%      1.8%     3.3%       --        --         --       --       --


       $14,758   $14,340   $11,580   $21,778  $22,182   $   --    $   --    $    --   $   --   $   --
         1,067     1,187     1,242     1,334    1,372       --        --         --       --       --
       $ 13.84   $ 12.08   $  9.32   $ 16.33  $ 16.17   $   --    $   --    $    --   $   --   $   --
         14.6%     29.6%    (42.9%)     1.0%    19.6%       --        --         --       --       --
          1.8%      2.3%      2.5%      1.8%     3.4%       --        --         --       --       --


       $ 3,147   $ 2,779   $ 2,062   $ 3,044  $ 1,648   $3,486    $2,878    $ 2,379   $2,257   $1,128
           227       231       223       189      104      308       316        335      168      107
       $ 13.84   $ 12.02   $  9.23   $ 16.10  $ 15.86   $11.31    $ 9.11    $  7.10   $13.44   $10.58
         15.1%     30.2%    (42.7%)     1.5%    20.2%    24.2%     28.3%     (47.2%)   27.0%     6.9%
          1.9%      2.5%      2.7%      2.2%     4.0%     0.3%      0.5%       1.1%     0.6%     0.3%


       $15,808   $13,459   $ 9,793   $15,397  $12,294   $   --    $   --    $    --   $   --   $   --
         1,151     1,123     1,070       963      781       --        --         --       --       --
       $ 13.73   $ 11.93   $  9.16   $ 15.97  $ 15.73   $   --    $   --    $    --   $   --   $   --
         15.1%     30.2%    (42.7%)     1.5%    20.2%       --        --         --       --       --
          1.9%      2.4%      2.7%      2.0%     3.3%       --        --         --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                     FIDELITY(R) VIP
                                                INDEX 500--INITIAL CLASS
                                     ----------------------------------------------
                                      2010     2009      2008      2007      2006
                                     ----------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --

GROUP 3 POLICIES
Net Assets.........................  $8,750   $6,905    $ 3,787   $2,818    $1,810
Units Outstanding..................     692      626        436      204       138
Variable Accumulation Unit Value...  $12.65   $11.00    $  8.68   $13.78    $13.07
Total Return.......................   15.0%    26.6%     (37.0%)    5.4%     15.7%
Investment Income Ratio............    2.1%     2.8%       3.3%     3.8%      1.5%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --    $   --
Units Outstanding..................      --       --         --       --        --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --    $   --
Total Return.......................      --       --         --       --        --
Investment Income Ratio............      --       --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                        FIDELITY(R) VIP
                        INVESTMENT GRADE                                     FIDELITY(R) VIP
                      BOND--INITIAL CLASS                                 MID CAP--INITIAL CLASS
      ---------------------------------------------------  ---------------------------------------------------
          2010       2009      2008      2007      2006        2010       2009      2008      2007      2006
      --------------------------------------------------------------------------------------------------------



      $        --   $   --    $   --    $   --    $   --   $        --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --


           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --


           $  960   $  980    $  860    $  795    $  414        $5,008   $3,586    $ 2,460   $3,434    $3,238
               64       70        71        64        35           185      170        164      138       151
           $15.01   $13.92    $12.03    $12.44    $11.92        $27.13   $21.06    $ 15.03   $24.82    $21.47
             7.8%    15.7%     (3.2%)     4.3%      4.3%         28.8%    40.1%     (39.4%)   15.6%     12.7%
             3.5%     8.6%      3.6%      3.3%      3.3%          0.4%     0.7%       0.5%     0.9%      0.4%


           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
           $   --   $   --    $   --    $   --    $   --        $   --   $   --    $    --   $   --    $   --
               --       --        --        --        --            --       --         --       --        --
               --       --        --        --        --            --       --         --       --        --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                      FIDELITY(R) VIP
                                                  OVERSEAS--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $6,346    $4,661    $ 3,329   $4,219    $2,195
Units Outstanding..................      373       310        280      199       122
Variable Accumulation Unit Value...   $17.02    $15.05    $ 11.89   $21.16    $18.04
Total Return.......................    13.1%     26.5%     (43.8%)   17.3%     18.1%
Investment Income Ratio............     1.5%      2.3%       3.2%     3.3%      0.8%

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------







                INVESCO V.I.
                INTERNATIONAL
                GROWTH FUND--                           JANUS ASPEN BALANCED
               SERIES I SHARES                     PORTFOLIO--INSTITUTIONAL SHARES
      --------------------------------  ----------------------------------------------------
        2010        2009        2008        2010        2009      2008      2007      2006
      --------------------------------------------------------------------------------------


       $  768   $       622    $   379  $     41,538   $41,624   $36,589   $46,207   $45,896
           84            76         62         1,327     1,431     1,573     1,665     1,813
       $ 9.18        $ 8.19    $  6.10       $ 31.30   $ 29.08   $ 23.26   $ 27.84   $ 25.36
        12.1%         34.3%     (39.0%)         7.6%     25.0%    (16.4%)     9.8%      9.9%
         2.4%          1.7%       2.0%          2.8%      3.0%      2.7%      2.5%      2.2%


       $  817        $  800    $   415       $56,581   $58,460   $50,629   $65,146   $61,661
           87            95         66         3,158     3,519     3,816     4,111     4,281
       $ 9.43        $ 8.40    $  6.24       $ 17.92   $ 16.62   $ 13.27   $ 15.84   $ 14.40
        12.3%         34.6%     (37.6%)         7.8%     25.3%    (16.3%)    10.0%     10.2%
         2.2%          1.8%       1.9%          2.8%      3.0%      2.7%      2.6%      2.2%


       $   --        $   --    $    --       $ 1,711   $ 1,590   $ 1,232   $   656   $   497
           --            --         --            97        98        95        43        36
       $   --        $   --    $    --       $ 17.64   $ 16.28   $ 12.93   $ 15.37   $ 13.90
           --            --         --          8.4%     25.9%    (15.8%)    10.5%     10.7%
           --            --         --          2.8%      3.0%      2.7%      2.7%      2.2%


       $1,753        $1,101    $   524       $18,639   $17,219   $13,684   $15,095   $12,257
          182           129         83         1,048     1,050     1,052       974       875
       $ 9.63        $ 8.53    $  6.31       $ 17.78   $ 16.40   $ 13.03   $ 15.48   $ 14.01
        12.9%         35.2%     (36.9%)         8.4%     25.9%    (15.8%)    10.5%     10.7%
         2.5%          1.7%       1.6%          2.9%      3.0%      2.7%      2.6%      2.2%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                  JANUS ASPEN ENTERPRISE
                                              PORTFOLIO--INSTITUTIONAL SHARES
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $  841    $  772    $ 1,026   $  462    $  275
Units Outstanding..................       42        48         93       24        17
Variable Accumulation Unit Value...   $20.07    $15.95    $ 11.01   $19.57    $16.04
Total Return.......................    25.8%     44.8%     (43.7%)   22.0%     13.6%
Investment Income Ratio............     0.1%        --       0.3%     0.2%        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                      JANUS ASPEN WORLDWIDE                                    MFS(R)
                 PORTFOLIO--INSTITUTIONAL SHARES               INVESTORS TRUST SERIES--INITIAL CLASS
      -----------------------------------------------------  -----------------------------------------
          2010         2009      2008      2007      2006      2010     2009     2008    2007    2006
      ------------------------------------------------------------------------------------------------

      $     39,189  $  38,071   $29,630   $57,829   $55,577   $   --   $   --  $    --  $   --  $   --
             2,117      2,365     2,525     2,699     2,826       --       --       --      --      --
           $ 18.51    $ 16.10   $ 11.77   $ 21.42   $ 19.68   $   --   $   --  $    --  $   --  $   --
             15.0%      36.7%    (45.0%)     8.9%     17.4%       --       --       --      --      --
              0.6%       1.4%      1.2%      0.8%      1.8%       --       --       --      --      --


           $40,351    $38,010   $29,150   $56,285   $53,656   $   --   $   --  $    --  $   --  $   --
             3,944      4,282     4,497     4,782     4,973       --       --       --      --      --
           $ 10.23    $  8.88   $  6.48   $ 11.77   $ 10.79   $   --   $   --  $    --  $   --  $   --
             15.3%      37.0%    (44.9%)     9.1%     17.6%       --       --       --      --      --
              0.6%       1.4%      1.2%      0.8%      1.8%       --       --       --      --      --


           $ 1,622    $ 1,349   $ 1,055   $ 1,019   $   714   $  138   $  118  $   149  $  203  $   69
               135        130       140        75        58       10       10       16      14       5
           $ 12.01    $ 10.36   $  7.53   $ 13.60   $ 12.41   $13.52   $12.17  $  9.59  $14.33  $13.00
             15.8%      37.7%    (44.7%)     9.6%     18.2%    11.1%    26.9%   (33.1%)  10.3%   13.0%
              0.6%       1.4%      1.4%      0.8%      2.1%     1.2%     1.7%     0.7%    0.7%    0.5%


           $ 8,893    $ 7,523   $ 5,019   $ 7,824   $ 6,179   $   --   $   --  $    --  $   --  $   --
               690        675       623       532       464       --       --       --      --      --
           $ 12.88    $ 11.12   $  8.07   $ 14.59   $ 13.31   $   --   $   --  $    --  $   --  $   --
             15.8%      37.7%    (44.7%)     9.6%     18.2%       --       --       --      --      --
              0.6%       1.4%      1.3%      0.8%      1.8%       --       --       --      --      --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------








                                                          MFS(R)
                                                       NEW DISCOVERY
                                                   SERIES--INITIAL CLASS
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $2,270    $1,477    $   904   $  524    $  102
Units Outstanding..................      123       109        109       38         8
Variable Accumulation Unit Value...   $18.50    $13.57    $  8.32   $13.71    $13.37
Total Return.......................    36.3%     63.2%     (39.3%)    2.5%     13.2%
Investment Income Ratio............       --        --         --       --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------








                           MFS(R)                                          MFS(R)
                      RESEARCH SERIES--                              UTILITIES SERIES--
                        INITIAL CLASS                                  INITIAL CLASS
      ------------------------------------------------  -------------------------------------------
        2010      2009      2008      2007      2006      2010     2009     2008     2007     2006
      ---------------------------------------------------------------------------------------------

       $   --    $   --    $    --   $   --    $   --    $2,528   $1,594  $   708   $   --   $   --
           --        --         --       --        --       271      194      115       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.30   $ 8.23  $  6.22   $   --   $   --
           --        --         --       --        --     13.0%    32.3%   (37.8%)      --       --
           --        --         --       --        --      3.0%     4.7%       --       --       --


       $   --    $   --    $    --   $   --    $   --    $1,680   $1,128  $   463   $   --   $   --
           --        --         --       --        --       180      137       74       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.35   $ 8.25  $  6.23   $   --   $   --
           --        --         --       --        --     13.2%    32.6%   (37.7%)      --       --
           --        --         --       --        --      3.2%     4.4%       --       --       --


       $  148    $  111    $   111   $  111    $   --    $1,517   $1,177  $   811   $1,629   $  239
           12        11         14        9        --        49       43       40       50        9
       $12.06    $10.40    $  7.97   $12.47    $12.11    $31.07   $27.30  $ 20.49   $32.87   $25.70
        15.9%     30.5%     (36.1%)    3.0%      1.5%     13.8%    33.2%   (37.7%)   27.9%    31.3%
         0.9%      1.4%       0.5%       --      0.7%      3.1%     4.8%     1.1%     0.6%     1.5%


       $   --    $   --    $    --   $   --    $   --    $4,343   $2,400  $   780   $   --   $   --
           --        --         --       --        --       456      286      123       --       --
       $   --    $   --    $    --   $   --    $   --    $ 9.54   $ 8.38  $  6.29   $   --   $   --
           --        --         --       --        --     13.8%    33.2%   (37.1%)      --       --
           --        --         --       --        --      3.0%     4.0%       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------







                                                   NEUBERGER BERMAN AMT
                                                      MID-CAP GROWTH
                                                 PORTFOLIO--CLASS I SHARES
                                     ------------------------------------------------
                                       2010      2009      2008      2007      2006
                                     ------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 2 POLICIES(b)
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --

GROUP 3 POLICIES
Net Assets.........................   $  540    $  397    $   400   $  183    $   85
Units Outstanding..................       29        27         36        9         5
Variable Accumulation Unit Value...   $18.64    $14.44    $ 10.97   $19.37    $15.81
Total Return.......................    29.1%     31.6%     (43.4%)   22.5%     14.7%
Investment Income Ratio............       --        --         --       --        --

GROUP 4 POLICIES
Net Assets.........................   $   --    $   --    $    --   $   --    $   --
Units Outstanding..................       --        --         --       --        --
Variable Accumulation Unit Value...   $   --    $   --    $    --   $   --    $   --
Total Return.......................       --        --         --       --        --
Investment Income Ratio............       --        --         --       --        --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                       PIMCO                                  PIMCO
                   GLOBAL BOND--                         LOW DURATION--
                  ADMINISTRATIVE                         ADMINISTRATIVE
                   CLASS SHARES                           CLASS SHARES
      --------------------------------------  ------------------------------------
       2010    2009    2008    2007    2006    2010    2009    2008    2007   2006
      ----------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --


      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --


      $  288  $  190  $  214  $   77  $   31  $  327  $  398  $   18  $   --   $--
          19      14      19       7       3      27      35       2      --    --
      $14.93  $13.37  $11.44  $11.54  $10.52  $11.91  $11.31  $ 9.98  $10.18   $--
       11.7%   16.9%   (0.9%)   9.7%    5.2%    5.3%   13.3%   (2.0%)   1.8%    --
        2.7%    3.2%    3.2%    3.2%    2.7%    1.6%    2.5%    3.8%    6.1%    --


      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
      $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --  $   --   $--
          --      --      --      --      --      --      --      --      --    --
          --      --      --      --      --      --      --      --      --    --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------






                                                     PIMCO
                                                 REAL RETURN--
                                                 ADMINISTRATIVE
                                                  CLASS SHARES
                                     -------------------------------------
                                      2010    2009    2008    2007    2006
                                     -------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $  694  $   --  $   --  $   --  $  --
Units Outstanding..................      66      --      --      --     --
Variable Accumulation Unit Value...  $10.35  $   --  $   --  $   --  $  --
Total Return.......................    3.5%      --      --      --     --
Investment Income Ratio............    1.2%      --      --      --     --

GROUP 2 POLICIES(b)
Net Assets.........................  $  730  $   --  $   --  $   --  $  --
Units Outstanding..................      70      --      --      --     --
Variable Accumulation Unit Value...  $10.37  $   --  $   --  $   --  $  --
Total Return.......................    3.7%      --      --      --     --
Investment Income Ratio............    1.2%      --      --      --     --

GROUP 3 POLICIES
Net Assets.........................  $  636  $  276  $  248  $   91  $   5
Units Outstanding..................      49      23      24       8     --
Variable Accumulation Unit Value...  $13.05  $12.07  $10.20  $11.03  $9.96
Total Return.......................    8.1%   18.4%   (7.5%)  10.7%   0.8%
Investment Income Ratio............    1.4%    3.0%    3.4%    4.0%   4.4%

GROUP 4 POLICIES
Net Assets.........................  $1,035  $   --  $   --  $   --  $  --
Units Outstanding..................      99      --      --      --     --
Variable Accumulation Unit Value...  $10.40  $   --  $   --  $   --  $  --
Total Return.......................    4.0%      --      --      --     --
Investment Income Ratio............    1.1%      --      --      --     --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------






                       PIMCO                                   ROYCE
                  TOTAL RETURN--                             MICRO-CAP
                  ADMINISTRATIVE                            PORTFOLIO--
                   CLASS SHARES                           INVESTMENT CLASS
      --------------------------------------  ---------------------------------------
       2010    2009    2008    2007    2006    2010    2009     2008    2007    2006
      -------------------------------------------------------------------------------

      $   --  $   --  $   --  $   --  $   --  $3,579  $2,595  $ 1,357  $2,187  $1,347
          --      --      --      --      --     245     230      189     171     109
      $   --  $   --  $   --  $   --  $   --  $14.58  $11.30  $  7.20  $12.78  $12.40
          --      --      --      --      --   29.1%   56.9%   (43.7%)   3.0%   21.1%
          --      --      --      --      --    2.0%      --     2.9%    1.6%    0.3%


      $   --  $   --  $   --  $   --  $   --  $3,314  $2,581  $ 1,442  $2,215  $1,584
          --      --      --      --      --     226     228      200     174     128
      $   --  $   --  $   --  $   --  $   --  $14.65  $11.33  $  7.20  $12.76  $12.35
          --      --      --      --      --   29.3%   57.3%   (43.6%)   3.3%   21.1%
          --      --      --      --      --    1.9%      --     2.8%    1.6%    0.3%


      $2,101  $1,489  $  970  $  413  $   14  $   --  $   --  $    --  $   --  $   --
         145     111      82      37       1      --      --       --      --      --
      $14.50  $13.41  $11.75  $11.22  $10.31  $   --  $   --  $    --  $   --  $   --
        8.1%   14.1%    4.8%    8.8%    3.9%      --      --       --      --      --
        2.4%    5.1%    4.3%    3.2%    4.5%      --      --       --      --      --


      $   --  $   --  $   --  $   --  $   --  $8,363  $5,607  $ 2,725  $3,159  $1,757
          --      --      --      --      --     559     485      374     245     142
      $   --  $   --  $   --  $   --  $   --  $14.97  $11.52  $  7.29  $12.84  $12.35
          --      --      --      --      --   30.0%   58.0%   (43.3%)   4.0%   21.1%
          --      --      --      --      --    2.1%      --     3.1%    1.8%    0.3%

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                 ROYCE SMALL-CAP
                                           PORTFOLIO--INVESTMENT CLASS
                                     ---------------------------------------
                                      2010    2009     2008    2007    2006
                                     ---------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $3,163  $2,265  $ 1,798  $1,298  $  670
Units Outstanding..................     242     207      220     115      57
Variable Accumulation Unit Value...  $13.08  $10.93  $  8.14  $11.26  $11.59
Total Return.......................   19.7%   34.3%   (27.7%)  (2.8%)  14.0%
Investment Income Ratio............    0.1%      --     0.9%    0.1%    0.1%

GROUP 2 POLICIES(b)
Net Assets.........................  $2,704  $2,077  $ 1,538  $1,513  $  977
Units Outstanding..................     206     189      189     135      85
Variable Accumulation Unit Value...  $13.11  $10.93  $  8.12  $11.21  $11.51
Total Return.......................   19.9%   34.5%   (27.5%)  (2.6%)  14.5%
Investment Income Ratio............    0.1%      --     0.8%    0.1%    0.1%

GROUP 3 POLICIES
Net Assets.........................  $   --  $   --  $    --  $   --  $   --
Units Outstanding..................      --      --       --      --      --
Variable Accumulation Unit Value...  $   --  $   --  $    --  $   --  $   --
Total Return.......................      --      --       --      --      --
Investment Income Ratio............      --      --       --      --      --

GROUP 4 POLICIES
Net Assets.........................  $5,521  $3,955  $ 2,233  $1,804  $  892
Units Outstanding..................     405     348      267     156      76
Variable Accumulation Unit Value...  $13.61  $11.29  $  8.35  $11.47  $11.72
Total Return.......................   20.5%   35.2%   (27.2%)  (2.1%)  15.2%
Investment Income Ratio............    0.1%      --     0.8%    0.1%    0.1%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                     T. ROWE PRICE                                T. ROWE PRICE
                EQUITY INCOME PORTFOLIO                    LIMITED-TERM BOND PORTFOLIO
      -------------------------------------------  -------------------------------------------
        2010     2009     2008     2007     2006     2010     2009     2008     2007     2006
      ----------------------------------------------------------------------------------------

      $15,299  $14,419  $12,858  $21,549  $19,914   $   --   $   --   $   --   $   --   $   --
          996    1,071    1,192    1,266    1,200       --       --       --       --       --
      $ 15.38  $ 13.46  $ 10.79  $ 17.01  $ 16.59   $   --   $   --   $   --   $   --   $   --
        14.2%    24.7%   (36.6%)    2.5%    18.1%       --       --       --       --       --
         1.9%     2.0%     2.3%     1.7%     1.6%       --       --       --       --       --


      $19,939  $18,513  $15,954  $27,215  $26,291   $   --   $   --   $   --   $   --   $   --
        1,265    1,345    1,449    1,571    1,558       --       --       --       --       --
      $ 15.76  $ 13.77  $ 11.02  $ 17.33  $ 16.86   $   --   $   --   $   --   $   --   $   --
        14.4%    25.0%   (36.4%)    2.7%    18.4%       --       --       --       --       --
         1.9%     2.0%     2.3%     1.7%     1.6%       --       --       --       --       --


      $ 4,391  $ 3,588  $ 3,013  $ 2,085  $ 1,144   $  792   $  744   $  567   $  275   $  213
          299      281      296      131       74       59       57       47       23       19
      $ 14.70  $ 12.78  $ 10.17  $ 15.92  $ 15.42   $13.48   $13.07   $12.07   $11.89   $11.27
        15.0%    25.6%   (36.1%)    3.3%    19.0%     3.1%     8.3%     1.6%     5.5%     4.1%
         2.0%     2.0%     2.6%     1.8%     1.6%     2.8%     3.4%     3.8%     4.3%     3.9%


      $21,416  $18,413  $14,220  $20,671  $16,150   $   --   $   --   $   --   $   --   $   --
        1,448    1,429    1,390    1,289    1,041       --       --       --       --       --
      $ 14.79  $ 12.86  $ 10.24  $ 16.02  $ 15.52   $   --   $   --   $   --   $   --   $   --
        15.0%    25.6%   (36.1%)    3.3%    19.0%       --       --       --       --       --
         1.9%     2.0%     2.4%     1.8%     1.6%       --       --       --       --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                    UIF EMERGING MARKETS
                                                   DEBT PORTFOLIO--CLASS I
                                     --------------------------------------------------
                                      2010     2009      2008      2007          2006
                                     --------------------------------------------------

GROUP 1 POLICIES(a)
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --

GROUP 2 POLICIES(b)
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --

GROUP 3 POLICIES
Net Assets.........................  $  831   $  744    $   552   $  314        $   91
Units Outstanding..................      43       42         41       20             6
Variable Accumulation Unit Value...  $19.39   $17.67    $ 13.57   $15.96        $14.98
Total Return.......................    9.7%    30.2%     (15.0%)    6.5%         10.8%
Investment Income Ratio............    4.1%     7.8%       7.7%     7.3%          9.0%

GROUP 4 POLICIES
Net Assets.........................  $   --   $   --    $    --   $   --        $   --
Units Outstanding..................      --       --         --       --            --
Variable Accumulation Unit Value...  $   --   $   --    $    --   $   --        $   --
Total Return.......................      --       --         --       --            --
Investment Income Ratio............      --       --         --       --            --



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                    UIF EMERGING MARKETS                             UIF U.S. REAL ESTATE
                 EQUITY PORTFOLIO--CLASS I                            PORTFOLIO--CLASS I
      -----------------------------------------------  ------------------------------------------------
        2010     2009      2008      2007      2006      2010      2009      2008      2007      2006
      -------------------------------------------------------------------------------------------------

      $22,967   $21,150   $13,732   $35,299   $26,013   $1,800    $  455    $   416   $    --   $   --
          787       857       938     1,040     1,068      196        64         75        --       --
      $ 29.15   $ 24.66   $ 14.62   $ 33.95   $ 24.34   $ 9.16    $ 7.10    $  5.57   $    --   $   --
        18.2%     68.7%    (56.9%)    39.5%     36.2%    29.1%     27.5%     (44.3%)       --       --
         0.6%        --        --      0.4%      0.8%     2.2%      3.1%       1.6%        --       --


      $20,588   $18,832   $11,863   $29,608   $20,897   $1,026    $  404    $   151   $    --   $   --
          679       735       782       842       830      111        57         27        --       --
      $ 30.35   $ 25.62   $ 15.16   $ 35.13   $ 25.14   $ 9.21    $ 7.12    $  5.58   $    --   $   --
        18.4%     69.0%    (56.8%)    39.8%     36.5%    29.3%     27.7%     (44.2%)       --       --
         0.6%        --        --      0.4%      0.8%     2.4%      3.9%       2.9%        --       --


      $ 1,879   $ 1,210   $   614   $ 1,646   $   920   $1,475    $1,021    $   678   $   880   $  354
           56        43        37        43        34       65        58         50        40       13
      $ 33.64   $ 28.26   $ 16.64   $ 38.36   $ 27.31   $22.73    $17.49    $ 13.62   $ 21.94   $26.45
        19.0%     69.8%    (56.6%)    40.5%     37.1%    30.0%     28.4%     (37.9%)   (17.1%)   38.0%
         0.6%        --        --      0.4%      0.8%     2.0%      3.2%       3.5%      1.2%     0.9%


      $21,910   $18,284   $ 8,782   $17,670   $ 9,762   $2,248    $  779    $ 1,348   $    --   $   --
          634       628       513       447       348      234       106        233        --       --
      $ 34.56   $ 29.04   $ 17.10   $ 39.42   $ 28.06   $ 9.61    $ 7.39    $  5.76   $    --   $   --
        19.0%     69.8%    (56.6%)    40.5%     37.1%    30.0%     28.4%     (42.4%)       --       --
         0.6%        --        --      0.4%      0.7%     1.2%      4.6%       3.4%        --       --

NOTE 6--Financial Highlights (Net Assets and Units Outstanding in 000's) (Continued):
--------------------------------------------------------------------------------









                                                   VAN ECK VIP GLOBAL
                                               HARD ASSETS--INITIAL CLASS
                                     ----------------------------------------------
                                       2010     2009     2008     2007        2006
                                     ----------------------------------------------


GROUP 1 POLICIES(a)
Net Assets.........................  $14,175  $11,490  $ 6,746  $11,631      $4,812
Units Outstanding..................      648      674      620      570         340
Variable Accumulation Unit Value...  $ 21.87  $ 17.04  $ 10.89  $ 20.36      $14.14
Total Return.......................    28.3%    56.4%   (46.5%)   44.0%       24.5%
Investment Income Ratio............     0.4%     0.2%     0.3%     0.1%          --

GROUP 2 POLICIES(b)
Net Assets.........................  $10,619  $ 8,680  $ 5,151  $ 8,621      $3,579
Units Outstanding..................      500      524      488      438         265
Variable Accumulation Unit Value...  $ 21.28  $ 16.55  $ 10.56  $ 19.69      $13.63
Total Return.......................    28.6%    56.7%   (46.4%)   44.4%       24.5%
Investment Income Ratio............     0.4%     0.2%     0.3%     0.1%          --

GROUP 3 POLICIES
Net Assets.........................  $ 3,130  $ 2,237  $ 1,318  $ 1,966      $1,161
Units Outstanding..................       74       68       63       51          44
Variable Accumulation Unit Value...  $ 42.46  $ 32.86  $ 20.86  $ 38.71      $26.63
Total Return.......................    29.2%    57.5%   (46.1%)   45.4%       24.5%
Investment Income Ratio............     0.3%     0.3%     0.3%     0.1%        0.0%

GROUP 4 POLICIES
Net Assets.........................  $24,027  $17,513  $ 8,497  $12,922      $4,129
Units Outstanding..................    1,066    1,002      761      627         292
Variable Accumulation Unit Value...  $ 22.54  $ 17.44  $ 11.07  $ 20.55      $14.14
Total Return.......................    29.2%    57.5%   (46.1%)   45.4%       24.5%
Investment Income Ratio............     0.3%     0.2%     0.3%     0.1%        0.0%



Not all investment divisions are available under all policies.

Annualized percentages are shown for the Investment Income Ratio for all investment divisions in all periods.

Charges and fees levied by NYLIAC are disclosed in Note 3.

During the year that an individual division commenced operations, Total Return is calculated from the date of commencement through the end of the year.

(a) Expenses as a percent of net assets are .70%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

(b) Expenses as a percent of net assets are .50%, excluding expenses of the underlying funds, deductions from premiums, deductions from cash value and surrender charges.

                                                   NYLIAC VUL SEPARATE ACCOUNT-I



--------------------------------------------------------------------------------









                    VAN ECK VIP
        MULTI-MANAGER ALTERNATIVES--INITIAL
                       CLASS
      ---------------------------------------
       2010    2009     2008    2007    2006
      ---------------------------------------

      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


      $1,234  $1,101  $   627  $  477  $  171
         111     104       67      44      17
      $11.16  $10.63  $  9.34  $10.74  $10.33
        5.0%   13.9%   (13.1%)   4.1%    4.6%
          --    0.2%     0.1%    0.4%      --


      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
      $   --  $   --  $    --  $   --  $   --
          --      --       --      --      --
          --      --       --      --      --


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

To the Board of Directors of New York Life Insurance and Annuity Corporation and the Variable Universal Life Separate Account-I Policyowners:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the investment divisions listed in Note 1 of the New York Life Insurance and Annuity Corporation Variable Universal Life Separate Account-I as of December 31, 2010, the results of each of their operations, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of New York Life Insurance and Annuity Corporation management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2010 by correspondence with the funds, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
New York, New York
February 18, 2011

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                           DECEMBER 31, 2010 AND 2009

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                           CONSOLIDATED BALANCE SHEET


                                                                   DECEMBER 31,
                                                                ------------------
                                                                  2010       2009
                                                                --------   -------
                                                                   (IN MILLIONS)
                                      ASSETS
Fixed maturities, at fair value
  Available-for-sale (includes securities pledged as
     collateral that can be sold or repledged of $452 in 2010
     and $449 in 2009)........................................  $ 64,374   $57,248
  Trading securities..........................................        96        43
Equity securities, at fair value
  Available-for-sale..........................................        23        45
  Trading securities..........................................         3         2
Mortgage loans, net of allowances.............................     5,805     5,779
Policy loans..................................................       822       807
Securities purchased under agreements to resell...............       146       172
Investments in affiliates.....................................     1,047       973
Other investments.............................................     1,080     1,046
                                                                --------   -------
     Total investments........................................    73,396    66,115
Cash and cash equivalents.....................................       761       487
Deferred policy acquisition costs.............................     3,429     4,041
Interest in annuity contracts.................................     5,454     4,858
Amounts recoverable from reinsurer
  Affiliated..................................................     7,095     6,684
  Unaffiliated................................................       255       243
Other assets..................................................     1,121       966
Separate account assets.......................................    18,759    16,089
                                                                --------   -------
     Total assets.............................................  $110,270   $99,483
                                                                ========   =======

                       LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES
Policyholders' account balances...............................  $ 60,656   $56,268
Future policy benefits........................................     6,937     5,292
Policy claims.................................................       231       237
Obligations under structured settlement agreements............     5,454     4,858
Amounts payable to reinsurer
  Affiliated..................................................     6,148     5,906
  Unaffiliated................................................        37        35
Other liabilities.............................................     2,688     2,978
Separate account liabilities..................................    18,759    16,089
                                                                --------   -------
     Total liabilities........................................   100,910    91,663
                                                                --------   -------
STOCKHOLDER'S EQUITY
Capital stock -- par value $10,000 (20,000 shares authorized,
  2,500 issued and outstanding)...............................        25        25
Additional paid in capital....................................     3,628     3,628
Accumulated other comprehensive income........................     1,000       111
Retained earnings.............................................     4,707     4,056
                                                                --------   -------
     Total stockholder's equity...............................     9,360     7,820
                                                                --------   -------
     Total liabilities and stockholder's equity...............  $110,270   $99,483
                                                                ========   =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                        CONSOLIDATED STATEMENT OF INCOME

                                                             YEAR ENDED DECEMBER 31,
                                                            ------------------------
                                                             2010     2009     2008
                                                            ------   ------   ------
                                                                  (IN MILLIONS)
REVENUES
  Premiums................................................  $1,892   $1,797   $1,374
  Fees-universal life and annuity policies................     731      635      619
  Net investment income...................................   3,567    3,265    2,755
  Net investment gains (losses)
     Total other-than-temporary impairments on fixed
       maturity securities................................    (172)    (397)    (331)
     Total other-than-temporary impairments on fixed
       maturity securities recognized in accumulated other
       comprehensive income...............................      57      241       --
  All other net investment gains (losses), net............     124       71      (75)
                                                            ------   ------   ------
     Total net investment gains (losses)..................       9      (85)    (406)
  Net revenue from reinsurance............................     218      145      206
  Other income............................................      47       41       35
                                                            ------   ------   ------
     Total revenues.......................................   6,464    5,798    4,583
                                                            ------   ------   ------
EXPENSES
  Interest credited to policyholders' account balances....   2,217    2,068    2,141
  Increase in liabilities for future policy benefits......   1,467    1,480    1,225
  Policyholder benefits...................................     674      502      349
  Operating expenses......................................   1,247      954      900
                                                            ------   ------   ------
     Total expenses.......................................   5,605    5,004    4,615
                                                            ------   ------   ------
  Income (loss) before income taxes.......................     859      794      (32)
  Income tax expense (benefit)............................     208      260      (63)
                                                            ------   ------   ------
NET INCOME................................................  $  651   $  534   $   31
                                                            ======   ======   ======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                 CONSOLIDATED STATEMENT OF STOCKHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 2010, 2009 AND 2008
                                  (IN MILLIONS)

                                                                ACCUMULATED OTHER
                                                           COMPREHENSIVE INCOME (LOSS)
                                                         -------------------------------
                                                                          NET UNREALIZED
                                                                          GAINS (LOSSES)
                                                                           ON OTHER-THAN
                                                               NET          TEMPORARILY
                                            ADDITIONAL     UNREALIZED     IMPAIRED FIXED                  TOTAL
                                  CAPITAL     PAID IN      INVESTMENT        MATURITY      RETAINED   STOCKHOLDER'S
                                   STOCK      CAPITAL    GAINS (LOSSES)     INVESTMENTS    EARNINGS       EQUITY
                                  -------   ----------   --------------   --------------   --------   -------------
BALANCE AT JANUARY 1, 2008......    $25       $1,410         $    95           $ --         $3,443       $ 4,973
                                                                                                         -------
Comprehensive income:
  Net income....................                                                                31            31
                                                                                                         -------
     Unrealized investment
       losses, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                              (2,232)                                     (2,232)
                                                                                                         -------
  Other comprehensive loss......                                                                          (2,232)
                                                                                                         -------
Total comprehensive loss........                                                                          (2,201)
                                                                                                         -------
  Capital Contribution..........               1,218                                                       1,218
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2008....     25        2,628          (2,137)            --          3,474         3,990
                                                                                                         -------
     Cumulative effect of change
       in accounting principle,
       net of related offsets
       and income tax...........                                 (40)            (8)            48            --
                                    ---       ------         -------           ----         ------       -------
BALANCE AT JANUARY 1, 2009, AS
  ADJUSTED......................     25        2,628          (2,177)            (8)         3,522         3,990
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               534           534
                                                                                                         -------
     Unrealized investment gains
       (losses), net of related
       offsets, reclassification
       adjustments and income
       taxes....................                               2,360            (64)                       2,296
                                                                                                         -------
  Other comprehensive income....                                                                           2,296
                                                                                                         -------
Total comprehensive income......                                                                           2,830
                                                                                                         -------
  Capital Contribution..........               1,000                                                       1,000
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2009....     25        3,628             183            (72)         4,056         7,820
                                                                                                         -------
Comprehensive income:
  Net income....................                                                               651           651
                                                                                                         -------
     Unrealized investment
       gains, net of related
       offsets, reclassification
       adjustments and income
       taxes....................                                 875             14                          889
                                                                                                         -------
  Other comprehensive income....                                                                             889
                                                                                                         -------
Total comprehensive income......                                                                           1,540
                                    ---       ------         -------           ----         ------       -------
BALANCE AT DECEMBER 31, 2010....    $25       $3,628         $ 1,058           $(58)        $4,707       $ 9,360
                                    ===       ======         =======           ====         ======       =======




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                      CONSOLIDATED STATEMENT OF CASH FLOWS


                                                              YEAR ENDED DECEMBER 31,
                                                          ------------------------------
                                                            2010       2009       2008
                                                          --------   --------   --------
                                                                   (IN MILLIONS)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income............................................  $    651   $    534   $     31
  Adjustments to reconcile net income to net cash (used
     in) provided by operating activities:
     Depreciation and amortization......................        (8)       (26)        10
     Net capitalization of deferred policy acquisition
       costs............................................       (83)      (403)      (324)
     Universal life and annuity fees....................      (570)      (529)      (489)
     Interest credited to policyholders' account
       balances.........................................     2,217      2,068      2,141
     Net investment (gains) losses......................        (9)        85        406
     Equity in earnings of limited partnerships.........       (22)       (25)        65
     Deferred income taxes..............................        72         53        104
     Net revenue from intercompany reinsurance..........        (1)       (35)       (74)
     Net change in unearned revenue liability...........        36         42         36
     Changes in:
       Other assets and other liabilities...............      (225)        34         23
       Reinsurance recoverables (payables)..............       (52)        12         38
       Policy claims....................................        (6)        44         10
       Future policy benefits...........................     1,476      1,482      1,233
                                                          --------   --------   --------
          NET CASH PROVIDED BY OPERATING ACTIVITIES.....     3,476      3,336      3,210
                                                          --------   --------   --------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from:
     Sale of available-for-sale fixed maturities........    24,722     19,826     16,084
     Maturity of available-for-sale fixed maturities....     1,573      1,176      1,217
     Sale of equity securities..........................        40      1,526         51
     Repayment of mortgage loans........................       996        625        491
     Sale of other investments..........................       746        109        129
     Sale of trading securities.........................        22         16         17
     Securities purchased under agreements to resell....        26         13        497
  Cost of:
     Available-for-sale fixed maturities acquired.......   (31,524)   (31,912)   (23,354)
     Equity securities acquired.........................       (11)      (369)      (241)
     Cash collateral paid on derivatives................        --         13        (12)
     Mortgage loans acquired............................    (1,055)      (803)      (936)
     Acquisition of other investments...................      (997)      (633)      (994)
     Acquisition of trading securities..................       (73)        --        (10)
  Policy loans (net)....................................       (18)       (57)       (47)
                                                          --------   --------   --------
          NET CASH USED IN INVESTING ACTIVITIES.........    (5,553)   (10,470)    (7,108)
                                                          --------   --------   --------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' account balances:
     Deposits...........................................     7,756     10,396      9,509
     Withdrawals........................................    (4,467)    (4,415)    (4,973)
     Net transfers to the separate accounts.............      (567)       (29)      (307)
  (Decrease) increase in loaned securities..............        --       (736)      (460)
  Securities sold under agreements to repurchase (net)..      (353)       499         34
  Net (paydowns) proceeds from debt.....................       (52)        65         --
  Change in book and bank overdrafts....................        17        (22)        29
  Cash collateral received on derivatives...............        14         79         69
  Cash contribution from parent.........................        --        877         11
                                                          --------   --------   --------
       NET CASH PROVIDED BY FINANCING ACTIVITIES........     2,348      6,714      3,912
                                                          --------   --------   --------
Effect of exchange rate changes on cash and cash
  equivalents...........................................         3         --         --
                                                          --------   --------   --------
Net increase (decrease) in cash and cash equivalents....       274       (420)        14
Cash and cash equivalents, beginning of year............       487        907        893
                                                          --------   --------   --------
CASH AND CASH EQUIVALENTS, END OF YEAR..................  $    761   $    487   $    907
                                                          ========   ========   ========




The accompanying notes are an integral part of the consolidated financial statements

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  (GAAP BASIS)
                        DECEMBER 31, 2010, 2009 AND 2008

NOTE 1 -- NATURE OF OPERATIONS

     New York Life Insurance and Annuity Corporation (the "Company"), domiciled in the State of Delaware, is a direct, wholly owned subsidiary of New York Life Insurance Company ("New York Life"). The Company is comprised of two primary business operations: U.S. Life Insurance and Agency ("U.S. Life") and Retirement Income Security ("RIS"). The Company offers a wide variety of interest sensitive and variable life insurance and annuity products to a large cross section of the insurance market. The Company markets its products in all 50 of the United States, and the District of Columbia, primarily through New York Life's agency force with certain products also marketed through independent brokers and brokerage general agents.

  BASIS OF PRESENTATION

     The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP") and reflect the consolidation with majority owned and controlled limited liability companies, as well as a variable interest entity in which the Company is considered the primary beneficiary. All intercompany transactions have been reconciled in consolidation.

     Certain amounts in prior years have been reclassified to conform to the current year presentation. These reclassifications had no effect on net income or stockholder's equity as previously reported.

     The Delaware State Insurance Department ("the Department") recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company, and for determining its solvency under the Delaware State Insurance Law. Accounting practices used to prepare statutory financial statements for regulatory filings of life insurance companies differ in certain instances from GAAP (refer to Note
17 -- Statutory Financial Information for further discussion).

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

  USE OF ESTIMATES

     The preparation of consolidated financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The most significant estimates include those used in determining deferred policy acquisition costs ("DAC") and related amortization; valuation of investments including derivatives and recognition of other-than-temporary impairments ("OTTI"); future policy benefits including guarantees; provision for income taxes and valuation of deferred tax assets; and reserve for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

  INVESTMENTS

     Fixed maturity investments classified as available-for-sale or trading are reported at fair value. For a discussion on valuation methods for fixed maturities reported at fair value, refer to Note 15 -- Fair Value Measurements. The amortized cost of debt securities is adjusted for amortization of premium and accretion of discounts. Interest income, as well as the related amortization of premium and accretion of discount, is included in net investment income in the accompanying Consolidated Statement of Income. Unrealized gains and losses on available-for-sale securities are reported in net unrealized investment gains (losses) in accumulated other comprehensive income ("AOCI"), net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Unrealized gains and losses from fixed maturity investments classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     Included within fixed maturity investments are mortgage-backed and asset-backed securities. Amortization of the premium or discount from the purchase of these securities considers the estimated timing and amount of cash flows of the underlying loans, including prepayment assumptions based on data obtained from external sources such as Bloomberg, Intex and Blackrock Solutions or internal estimates. For high credit quality mortgage-backed and asset-backed securities (those rated AA or above at date of acquisition), projected future cash flows are updated quarterly, and the amortized cost and effective yield of the securities are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost are recorded as a charge or credit to net investment income in accordance with the retrospective method. For mortgage-backed and asset-backed securities that are not of high credit quality (those rated below AA at date of acquisition), certain floating rate securities and securities with the potential for a loss of a portion of the original investment due to contractual prepayments (i.e. interest only securities), the effective yield is adjusted prospectively for any changes in estimated cash flows.

     Equity securities are carried at fair value. For a discussion on valuation methods for equity securities refer to Note 15 -- Fair Value Measurements. Unrealized gains and losses on equity securities classified as available-for-sale are reflected in net unrealized investment gains (losses) in AOCI, net of deferred taxes and related adjustments, in the accompanying Consolidated Balance Sheet. Unrealized gains and losses from investments in equity securities classified as trading are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The cost basis of available-for-sale fixed maturity and equity securities is adjusted for impairments in value deemed to be other-than-temporary.

     Factors considered in evaluating whether a decline in value is other-than-temporary include: (i) whether the decline is substantial; (ii) the duration that the fair value has been less than cost; and (iii) the financial condition and near-term prospects of the issuer. For equity securities, the Company also considers in its OTTI analysis, its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its value to an amount equal to or greater than cost. When it is determined that a decline in value is other-than-temporary, the carrying value of the equity security is reduced to its fair value with the associated realized loss reported in net investment gains (losses).

     With respect to fixed maturities in an unrealized loss position, an OTTI is recognized in earnings when it is anticipated that the amortized cost will not be recovered. The entire difference between the fixed maturity security's cost and its fair value is recognized in earnings when the Company (i) has the intent to sell the fixed maturity security or (ii) more likely than not will be required to sell the fixed maturity security before its anticipated recovery. If neither of these two conditions exist, an OTTI would be recognized in earnings ("credit loss") for the difference between the amortized cost basis of the fixed maturity and the present value of projected future cash flows expected to be collected. If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other than credit factors ("non-credit loss") would be recognized in other comprehensive income ("OCI"). The net present value is calculated by discounting the Company's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment.

     The determination of cash flow estimates in the net present value is subjective and methodologies will vary, depending on the type of security. The Company considers all information relevant to the collectability of the security, including past events, current conditions and reasonably supportable assumptions and forecasts in developing the estimate of cash flows expected to be collected. This information generally includes, but may not be limited to, the remaining payment terms of the security, estimated prepayment speeds, defaults, recoveries upon liquidation of the underlying collateral securing the notes and the financial condition of the issuer(s), credit

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


enhancements and other third-party guarantees. In addition, other information, such as industry analyst reports and forecasts, sector credit ratings, the financial condition of the bond insurer for insured fixed income securities and other market data relevant to the collectability may also be considered, as well as the expected timing of the receipt of insured payments, if any. The estimated fair value of the collateral may be used to estimate recovery value if the Company determines that the security is dependent on the liquidation of the collateral for recovery.

     For the non-agency residential mortgage-backed security ("RMBS") portfolio, the Company updates cash flow projections quarterly. The projections are determined for each security based upon the evaluation of prepayment, delinquency and default rates for the pool of mortgages collateralizing each security, and the projected impact on the course of future prepayments, defaults and loss in the pool of mortgages, but do not include market prices. As a result, forecasts may change from period to period and additional impairments may be recognized over time as a result of deterioration in the fundamentals of a particular security or group of securities and/or a continuation of heightened mortgage defaults for a period longer than the assumptions used in the forecasts. Both qualitative and quantitative factors are used in creating the Company's RMBS cash flow models. As such, any estimate of impairments is subject to the inherent limitation on the Company's ability to predict the aggregate course of future events. It should, therefore, be expected that actual losses may vary from any estimate and the Company may recognize additional OTTI.

     The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an OTTI, the impaired fixed maturity security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis may be accreted into net investment income in future periods based on prospective changes in cash flow estimates, to reflect adjustments to the effective yield.

     Mortgage loans on real estate are carried at unpaid principal balances, net of discounts/premiums and valuation allowances, and are secured. Specific valuation allowances are established for the excess carrying value of the mortgage loan over the estimated fair value of the collateral when it is probable that, based on current information and events, the Company will be unable to collect all amounts due under the contractual terms of the loan agreement. Fair value of the collateral is estimated by a current appraisal. The Company also has a general valuation allowance for probable incurred but not specifically identified losses. The general valuation allowance is determined by applying a factor against the commercial and residential mortgage loan portfolios, excluding loans for which a specific allowance has already been recorded, to estimate potential losses in each portfolio. The general allowance factor for the commercial mortgage loan portfolio is based on the Company's historical loss experience as well as industry data regarding commercial loan delinquency rates. The Company analyzes industry data regarding specific credit risk based on specific metropolitan areas and property types as well as probability of default, timing of default and loss severity for each loan in a given portfolio. The general allowance factor for the residential mortgage loan portfolio takes into account loan-to-value ratios ("LTV") of the portfolio, as well as expected defaults and loss severity of loans deemed to be delinquent.

     For commercial and residential mortgage loans, the Company accrues interest income on loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. The Company places loans on non-accrual status and ceases to recognize interest income when management determines that collection of interest and repayment of principal is not probable. Any accrued, but uncollected, interest is reversed out of interest income once a loan is put on non-accrual status. Interest payments received on loans where interest payments have been deemed uncollectible are recognized on a cash basis and recorded as interest income.

     Policy loans are stated at the aggregate balance due. A valuation allowance is established for policy loan balances, including capitalized interest that exceeds the related policy's cash surrender value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Short-term investments include investments with remaining maturities of one year or less, but greater than three months, at the time of acquisition and are carried at fair value. Short-term investments are included in fixed maturities in the accompanying Consolidated Balance Sheet.

     Other investments consist primarily of direct investments in limited partnerships and limited liability companies, derivatives (see discussion on Derivative Financial Instruments below), real estate and collateralized third-party commercial loans. Investments in limited partnerships and limited liability companies are accounted for using the equity method of accounting. Investments in real estate, which the Company has the intent to hold for the production of income, are carried at depreciated cost, net of write-downs for other-than-temporary declines in fair value. Properties held-for-sale are carried at the lower of depreciated cost or fair value, less estimated selling costs and are not further depreciated once classified as such.

     In many cases, limited partnerships and limited liability companies that the Company invests in qualify as investment companies and apply specialized accounting practices, which result in unrealized gains and losses being recorded in the accompanying Consolidated Statement of Income. The Company retains this specialized accounting practice in consolidation. For consolidated limited partnerships, the underlying investments, which may consist of various classes of assets, are aggregated and stated at fair value in other investments in the accompanying Consolidated Balance Sheet. For limited partnerships accounted for under the equity method, the unrealized gains and losses from the underlying investments are reported in net investment income in the accompanying Consolidated Statement of Income.

     Collateralized third-party commercial loans that management has the intent and ability to hold until maturity or payoff are reported at their outstanding unpaid principal balances reduced by any charge-off or loss reserve and net of any deferred fees on originated loans, or unamortized premiums or discounts on purchased loans. The Company assesses its loans on a regular basis for collectability in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower's ability to repay and prevailing economic conditions. Specific loans are considered for impairment when it is probable that the Company will be unable to collect the scheduled payments of principal and interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status and the financial condition of the borrower. Impaired loan measurement may be based on the present value of expected future cash flows discounted at the loan's measurement effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. A loss reserve is established for the calculated impairment. A general valuation allowance for probable incurred but not specifically identified losses is determined for the remainder of the portfolio. These loans are assigned internal risk ratings and the Company utilizes a specific reserve percentage for each category of risk rating. The loss reserve rate is multiplied by outstanding debt in each related risk category to determine the general reserve on these loans.

     At the time of funding of a loan, management determines the amount of the loan that will be held for sale. The syndication amounts have historically been sold within one year. Loans held-for-sale are carried at the lower of cost or fair value on an individual asset basis.

     Net investment gains or losses on sales are generally computed using the specific identification method.

     Cash equivalents include investments that have remaining maturities of three months or less at date of purchase and are carried at fair value.

  VARIABLE INTEREST ENTITIES ("VIES")

     In the normal course of its investment activities, the Company enters into relationships with various special purpose entities and other entities that are deemed to be VIEs. A VIE is an entity that either (i) has equity investors that lack certain essential characteristics of a controlling financial interest (including the ability to control activities of the entity, the obligation to absorb the entity's expected losses and the right to receive the entity's expected

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


residual returns) or (ii) lacks sufficient equity to finance its own activities without financial support provided by other entities, which in turn would be expected to absorb at least some of the expected losses of the VIE. If the Company determines that it is the VIE's primary beneficiary, it is required to consolidate the VIE.

     In June 2009, the Financial Accounting Standards Board ("FASB") amended the consolidation guidance for VIEs (see Note 3 -- Recent Accounting Pronouncements). Under this amended guidance, the Company is the primary beneficiary if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE or the right to receive benefits from the entity that could be potentially significant. If both conditions are present, the Company is required to consolidate the VIE.

     This amended guidance also included an indefinite deferral of the application of the new guidance provided to certain entities that have the attributes of investment companies, with the exception of securitizations, asset-backed financings, collateralized structure and former qualifying special purpose entities. In addition, entities are not eligible for the deferral if any obligation to fund losses or guarantee performance exists. In accordance with the deferral provision included in the amended guidance, the Company is the primary beneficiary and is required to consolidate the VIE if it stands to absorb the majority of the VIE's expected losses or to receive a majority of the VIE's expected residual returns, or both.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company enters into securities lending agreements whereby certain investment securities are loaned to third-parties for the purpose of enhancing income on certain securities held. Securities loaned are treated as financing arrangements, and are recorded at the amount of cash advanced or received. With respect to securities loaned, the Company requires initial collateral, usually in the form of cash, equal to 102% of the fair value of domestic securities loaned. If foreign securities are loaned and the denomination of the collateral is other than the denomination of the currency of the loaned securities, then initial required collateral is 105% of the face value. The Company monitors the fair value of securities loaned with additional collateral obtained as necessary.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. Securities purchased under agreements to resell are treated as investing activities and are carried at fair value, including accrued interest. It is the Company's policy to generally take possession, or control, of the securities purchased under these agreements to resell. However, for tri-party repurchase agreements, the Company's designated custodian takes possession of the underlying collateral securities. Securities purchased under agreement to resell are reflected separately in the accompanying Consolidated Balance Sheet.

     Under agreements to sell and repurchase securities, the Company obtains the use of funds from a broker for generally one month. Assets to be repurchased are the same, or substantially the same, as the assets transferred. Securities sold under agreements to repurchase are treated as financing arrangements. Collateral received is invested in short-term investments with an offsetting collateral liability. The liability is included in other liabilities in the accompanying Consolidated Balance Sheet.

     The fair value of the securities to be repurchased or resold is monitored and additional collateral is obtained, where appropriate, to protect against credit exposure.

  DEFERRED POLICY ACQUISITION COSTS

     The costs of acquiring new and maintaining renewal business and certain costs of issuing policies that vary with and are primarily related to the production of new and renewal business have been deferred and recorded as an asset in the accompanying Consolidated Balance Sheet. These costs consist primarily of commissions, certain expenses of underwriting and issuing contracts and certain agency expenses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For universal life and deferred annuity contracts, such costs are amortized in proportion to estimated gross profits over the effective life of those contracts. Changes in assumptions for all policies and contracts are reflected as retroactive adjustments in the current year's amortization. For these contracts the carrying amount of DAC is adjusted at each balance sheet date as if the unrealized investment gains or losses had been realized and included in the gross margins or gross profits used to determine current period amortization. The increase or decrease in DAC, due to unrealized investment gains or losses, is recorded in OCI. Beginning in 2009 for new business, the Company increased the expected life for universal life policies and deferred annuity contracts up to a maximum of 99 years.

     For single premium immediate annuities with life contingencies, all acquisition costs are charged to expense immediately because generally all premiums are received at the inception of the contract.

     The Company assesses internal replacements to determine whether such modifications significantly change the contract terms. When the modification substantially changes the contract, DAC is written-off immediately through income and only new deferrable expenses associated with the replacements are deferred. DAC written-off at the date of lapse cannot be restored when a policy subsequently reinstates. If the contract modifications do not substantially change the contract, DAC amortization on the original policy will continue and any acquisition costs associated with the related modification are expensed.

  SALES INDUCEMENTS

     For some deferred annuity products, the Company offers policyholders a bonus equal to a specified percentage of the policyholder's initial deposit and additional credits to the policyholder's account value related to minimum accumulation benefits, which are considered sales inducements in certain instances. The Company defers these aforementioned sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. Deferred sales inducements are reported in other assets in the accompanying Consolidated Balance Sheet.

  INTANGIBLE ASSETS

     An intangible asset with a finite life is amortized over its useful life. Intangible assets with a finite useful life are tested for impairment when facts and circumstances indicate that its carrying amount may not be recoverable, and an impairment loss is recognized when the carrying amount of an asset exceeds the estimated undiscounted cash flows attributable to the asset. The amount of the impairment loss to be recorded is calculated by the excess of the asset's carrying value over its fair value.

     Fair value is generally determined using discounted cash flow analysis using assumptions that a market participant would use.

     All intangible assets are reported in other assets in the accompanying Consolidated Balance Sheet.

  DERIVATIVE FINANCIAL INSTRUMENTS

     Derivative financial instruments are accounted for at fair value. The treatment of changes in the fair value of derivatives depends on the characteristics of the transaction, including whether it has been designated and qualifies as part of a hedging relationship. Derivatives that do not qualify for hedge accounting are carried at fair value with changes in value included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     To qualify as a hedge, the hedge relationship is designated and formally documented at inception by detailing the particular risk management objective and strategy for the hedge. This includes the item and risk that is being hedged, the derivative that is being used, as well as how effectiveness is being assessed and measured. A derivative must be highly effective in accomplishing the objective of offsetting either changes in fair value, or cash flows, for the risk being hedged. The hedging relationship is considered highly effective if the changes in fair value or

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


discounted cash flows of the hedging instrument are within 80% and 125% of the inverse changes in the fair value or discounted cash flows of the hedged item. The Company formally assesses effectiveness of its hedging relationships both at the hedge inception and on a quarterly basis in accordance with its risk management policy.

     The Company discontinues hedge accounting prospectively if: (i) it is determined that the derivative is no longer effective in offsetting changes in the fair value or cash flows of a hedged item; (ii) the derivative expired or is sold, terminated or exercised; (iii) the derivative is de-designated as a hedge instrument; (iv) it is probable that the forecasted transaction will not occur, or (v) management determines that designation of the derivative as a hedge instrument is no longer appropriate. The Company continually assesses the credit standing of the derivative counterparty and if the counterparty is deemed to be no longer creditworthy, the hedge will no longer be effective. As a result, the Company will prospectively discontinue hedge accounting. During 2010 and 2009, the Company evaluated the creditworthiness of counterparties, and, except as discussed in Note 12 -- Derivative Financial Instruments and Risk Management; no issues were noted that led to a discontinuation of hedge accounting.

  FAIR VALUE HEDGES

     The Company designates and accounts for the following as fair value hedges when they have met the requirements of authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert fixed rate investments to floating rate investments and (ii) equity swaps to hedge the market price risk for common stock investments.

     For fair value hedges, the Company generally uses a qualitative assessment to assess hedge effectiveness, which matches the critical terms of the derivative with the underlying hedged item. For fair value hedges of equity investments, the Company uses regression analysis, which measures the correlation to the equity exposure being hedged. For fair value hedges, in which derivatives hedge the fair value of assets, changes in the fair value of derivatives are reflected in net investment gains and losses, together with changes in the fair value of the related hedged item. The Company's fair value hedges primarily hedge fixed maturity securities.

  CASH FLOW HEDGES

     The Company designates and accounts for the following as cash flow hedges, when they have met the requirements of the authoritative guidance related to derivatives and hedging: (i) interest rate swaps to convert floating rate investments to fixed rate investments; (ii) interest rate swaps to convert floating rate liabilities into fixed rate liabilities and (iii) interest rate swaps to hedge the interest rate risk associated with forecasted transactions.

     For cash flow hedges in which derivatives hedge the variability of cash flows related to variable rate available-for-sale securities and available-for-sale securities that are exposed to foreign exchange risk, the accounting treatment depends on the effectiveness of the hedge. To the extent the derivatives are effective in offsetting the variability of the hedged cash flows; changes in the derivatives' fair value will not be included in current earnings but are reported as changes in OCI. These changes in fair value will be included in net investment gains (losses) or net investment income of future periods when earnings are also affected by the variability of the hedged cash flows. For hedges of assets or liabilities that are subject to transaction gains and losses under the authoritative guidance related to foreign currency, the change in fair value relative to the change in spot rates during the reporting period is reclassified and reported with the transaction gain or loss of the asset or liability being hedged. To the extent these derivatives are not effective, changes in their fair values are immediately included in earnings in net investment gains (losses).

     The assessment of hedge effectiveness for cash flow hedges of interest rate risk excludes amounts relating to risks other than exposure to the benchmark interest rate.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For cash flow hedges of interest rate risk, the Company uses either the short-cut method, if appropriate, or regression analysis to assess hedge effectiveness to changes in the benchmark interest rate. The change in variable cash flows method is used to measure hedge ineffectiveness when appropriate.

     For cash flow hedges, hedge accounting is discontinued when it is probable that a forecasted transaction will not occur. In these cases, the derivative will continue to be carried on the balance sheet at its fair value, and gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses). When the hedged forecasted transaction is no longer probable, but is reasonably possible, the accumulated gain or loss remains in OCI and will be recognized when the transaction affects net income; however, prospective hedge accounting for the transaction is terminated. In all other cash flow hedge situations in which hedge accounting is discontinued, the gains and losses that were accumulated in OCI will be recognized immediately in net investment gains (losses) and the derivative will be carried at its fair value on the balance sheet, with changes in its fair value recognized in current period net investment gains (losses).

  EMBEDDED DERIVATIVES

     The Company may enter into contracts that are not themselves derivative instruments but contain embedded derivatives. For each contract, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to those of the host contract and determines whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract and accounted for as a stand-alone derivative. Such embedded derivatives are recorded on the balance sheet at fair value and changes in their fair value are recorded currently in earnings. If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at fair value.

     For further information on the Company's derivative instruments and related hedged items and their effect on the Company's financial position, financial performance and cash flows see Note 12 -- Derivative Financial Instruments and Risk Management.

  POLICYHOLDERS' ACCOUNT BALANCES

     The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. This liability also includes amounts that have been assessed to compensate the insurer for services to be performed over future periods, and the fair value of embedded derivatives in the above contracts (see Note 6 -- Policyholders' Liabilities).

  FUTURE POLICY BENEFITS

     The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. For non-participating traditional life insurance and annuity products, expected mortality and lapse or surrender are generally based on the Company's historical experience or standard industry tables including a provision for the risk of adverse deviation. Interest rate assumptions are based on factors such as market conditions and expected investment returns. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. If experience is less favorable than assumed and future losses are projected under loss recognition testing, then

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


additional liabilities may be required, resulting in a charge to policyholder benefits and claims. The Company does not establish loss reserves until a loss has occurred.

     The Company's liability for future policy benefits also includes liabilities for guarantee benefits related to certain non-traditional long-duration life and annuity contracts, which are discussed more fully in Note 6 -- Policyholders' Liabilities.

  POLICY CLAIMS

     The Company's liability for policy claims includes a liability for unpaid claims and claim adjustment expenses. Unpaid claims and claim adjustment expenses include estimates of claims that the Company believes have been incurred but have not yet been reported as of the balance sheet date.

  DEBT

     Debt is generally carried at unpaid principal balance and is included in other liabilities in the accompanying Consolidated Balance Sheet. See Note
15 -- Fair Value Measurements for discussion on the fair value of debt.

  SEPARATE ACCOUNT ASSETS AND LIABILITIES

     The Company has separate accounts, some of which are registered with the Securities and Exchange Commission ("SEC") and others that are not registered with the SEC. The Company reports separately, as separate account assets and separate account liabilities, investments held in separate accounts and liabilities of the separate accounts if (i) such separate accounts are legally recognized; (ii) assets supporting the contract liabilities are legally insulated from the Company's general account liabilities; (iii) investments are directed by the contractholder; and (iv) all investment performance, net of contract fees and assessments, is passed through to the contractholder. The separate accounts have varying investment objectives, are segregated from the Company's general account and are maintained for the benefit of separate account policyholders. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. All separate account assets are stated at fair value. The separate account liabilities represent the policyholders' interest in the account, and include accumulated net investment income and realized and unrealized gains and losses on the assets.

  OTHER ASSETS AND OTHER LIABILITIES

     Other assets primarily consist of investment income due and accrued, receivables from affiliates and sales inducements. Other liabilities consist primarily of net deferred tax liabilities, collateral received on securities loaned and payables to affiliates.

  RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

     Premiums from annuity policies with life contingencies and from whole and term life policies are recognized as income when due. The associated benefits and expenses are matched with income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by providing for liabilities for future policy benefits (as discussed in Note
6 -- Policyholders' Liabilities) and the deferral and subsequent amortization of policy acquisition costs.

     Amounts received under deferred annuity and universal life type contracts are reported as deposits to policyholders' account balances (as discussed in Note 6 -- Policyholders' Liabilities). Revenues from these contracts consist of amounts assessed during the period for mortality and expense risk, policy administration and surrender charges, and are included as fee income in the accompanying Consolidated Statement of Income. In addition to fees, the Company earns investment income from the investment of policyholders' deposits in the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


Company's general account portfolio. Amounts previously assessed to compensate the Company for services to be performed over future periods are deferred and recognized into income over the period benefited, using the same assumptions and factors used to amortize DAC. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums for contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided are recorded as income when due. Any excess profit is deferred and recognized as income in a constant relationship to insurance in-force and, for annuities, in relation to the amount of expected future benefit payments.

     Premiums, universal life fee income, benefits and expenses are stated net of reinsurance ceded. Estimated reinsurance ceding allowances are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

     Net revenue from reinsurance primarily represents the experience rated refund, amortization of the deferred gain and the reserve adjustment associated with the reinsurance business ceded to New York Life, as discussed in Note
10 -- Reinsurance. This net revenue adjustment excludes ceded universal life fees and ceded policyholder benefits, which are included on these respective lines in the accompanying Consolidated Statement of Income.

  FEDERAL INCOME TAXES

     Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year and any adjustments to such estimates from prior years. Deferred federal income tax assets and liabilities are recognized for expected future tax consequences of temporary differences between GAAP and taxable income. Temporary differences are identified and measured using a balance sheet approach whereby GAAP and tax balance sheets are compared. Deferred income taxes are generally recognized based on enacted tax rates and a valuation allowance is recorded if it is more likely than not that any portion of the deferred tax asset will not be realized.

     The authoritative guidance on income taxes requires an evaluation of the recoverability of deferred tax assets and establishment of a valuation allowance, if necessary, to reduce the deferred tax asset to an amount that is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance many factors are considered, including: (i) the nature of deferred tax assets and liabilities; (ii) whether they are ordinary or capital; (iii) in which tax jurisdictions they were generated and the timing of their reversal; (iv) taxable income in prior carry-back years as well as projected taxable earnings exclusive of reversing temporary differences and carryforwards; (v) the length of time that carryovers can be utilized in the various tax jurisdictions; (vi) any unique tax rules that would impact the utilization of the deferred tax assets; and (vii) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused.

     The Company is a member of a group that files a consolidated federal income tax return with New York Life. The consolidated income tax liability is allocated among the members of the group in accordance with a tax allocation agreement. The tax allocation agreement provides that the Company is allocated its share of the consolidated tax provision or benefit, determined generally on a separate company basis, but may, where applicable, recognize the tax benefits of net operating losses or capital losses utilizable in the consolidated group. Intercompany tax balances are generally settled quarterly on an estimated basis with a final settlement within thirty days of the filing of the consolidated return.

     In accordance with the authoritative guidance related to income taxes, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. The amount of tax benefit recognized for an uncertain tax position is the largest amount of benefit that is greater than fifty percent likely of being realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


upon settlement. Unrecognized tax benefits are included within other liabilities and are charged to earnings in the period that such determination is made. The Company classifies interest and penalties related to tax uncertainties as income tax expense.

  CONTINGENCIES

     Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Regarding litigation, management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, includes these costs in the accrual.

  FAIR VALUE MEASUREMENTS

     For fair values of various assets and liabilities refer to Note 15 -- Fair Value Measurements.

  BUSINESS RISKS AND UNCERTAINTIES

     In periods of extreme volatility and disruptions in the securities and credit markets and under certain interest rate scenarios, the Company could be subject to disintermediation risk and/or reduction in net interest spread or profit margins.

     The Company's investment portfolio consists principally of fixed income securities as well as mortgage loans, policy loans, limited partnerships, limited liability corporations, preferred and common stocks and equity real estate. The fair value of the Company's investments varies depending on economic and market conditions and the interest rate environment. Furthermore, with respect to investments in mortgage loans, mortgage-backed securities and other securities subject to prepayment and/or call risk, significant changes in prevailing interest rates and/or geographic conditions may adversely affect the timing and amount of cash flows on these investments, as well as their related values. In addition, the amortization of market premium and accretion of market discount for mortgage-backed securities is based on historical experience and estimates of future payment experience on the underlying mortgage loans. Actual prepayment timing will differ from original estimates and may result in material adjustments to asset values and amortization or accretion recorded in future periods.

     Certain of these investments lack liquidity, such as privately placed fixed income securities, equity real estate and other limited partnership interests. The Company also holds certain investments in asset classes that are liquid but have been experiencing significant market fluctuations, such as mortgage-backed and other asset-backed securities. If the Company were to require significant amounts of cash on short notice in excess of cash on hand and its portfolio of liquid investments, the Company could have difficulty selling these investments in a timely manner, be forced to sell them for less than they otherwise would have been able to realize, or both.

     In periods of high or increasing interest rates, life insurance policy loans and surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to suffer realized investment losses. In addition, when interest rates rise, the Company may face competitive pressure to increase crediting rates on certain insurance and annuity contracts, and such changes may occur more quickly than corresponding changes to the rates earned on the Company's general account investments.

     During periods of low or declining interest rates, the Company is contractually obligated to credit a fixed minimum rate of interest on almost all of its life insurance and annuity policies. Should yields on new investments decline to levels below these guaranteed minimum rates for a long enough period, the Company may be required to credit interest to policyholders at a higher rate than the rate of return the Company earns on its portfolio of investments supporting those products, thus generating losses.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Although management of the Company employs a number of asset/liability management strategies to minimize the effects of interest rate volatility, no guarantee can be given that it will be successful in managing the effects of such volatility.

     Issuers or borrowers whose securities or loans the Company holds, customers, trading counterparties, counterparties under swaps and other derivative contracts, reinsurers, clearing agents, exchanges, clearing houses and other financial intermediaries and guarantors may default on their obligations to us due to bankruptcy, insolvency, lack of liquidity, adverse economic conditions, operational failure, fraud or other reasons. In addition, the underlying collateral supporting the Company's structured securities, including mortgage-backed securities, may deteriorate or default causing these structured securities to incur losses.

     Weak equity market performance may adversely affect sales of variable products, cause potential purchasers of the Company's products to refrain from new or additional investments, and may cause current customers to surrender or redeem their current products and investments.

     Revenues of the Company's variable products are, to a large extent, based on fees related to the value of assets under management (except for its Elite Annuity product, where future revenue is based on adjusted premium payments). Consequently, poor equity market performance reduces fee revenues. The level of assets under management could also be negatively affected by withdrawals or redemptions.

     The Company issues certain variable products with various types of guaranteed minimum benefit features. The Company establishes reserves for the expected payments resulting from these features. The Company bears the risk that payments may be higher than expected as a result of significant, sustained downturns in the stock market. The Company also bears the risk that additional reserves may be required if partial surrender activity increases significantly for some annuity products during the period when account values are less than guaranteed amounts.

     The Risk-Based Capital, or RBC, ratio is the primary measure by which regulators evaluate the capital adequacy of the Company. RBC is determined by statutory rules that consider risks related to the type and quality of invested assets, insurance-related risks associated with the Company's products, interest rate risk and general business risks. Disruptions in the capital markets could increase equity and credit losses and reduce the Company's statutory surplus and RBC ratio. To the extent the Company's statutory capital resources are deemed to be insufficient to maintain a particular rating by one or more rating agencies, the Company may seek to improve its capital position, including through operational changes and potentially seeking capital from New York Life.

  THE COMPANY FACES SIGNIFICANT COMPETITION.

     The Company faces strong competition in its U.S. Life and RIS businesses. The Company's ability to compete is based on a number of factors, including product features, investment performance, service, price, distribution capabilities, scale, commission structure, name recognition and financial strength ratings.

     New York Life's career agency force is the primary means by which it distributes life insurance products. In order to continue increasing life insurance sales, the Company must retain and attract additional productive career agents.

     Rating agencies assign the Company financial strength/claims paying ability ratings, based on their evaluations of the Company's ability to meet its financial obligations. These ratings indicate a rating agency's view of an insurance company's ability to meet its obligations to its insured. In certain of the Company's markets, ratings are important competitive factors of insurance companies. Rating organizations continue to review the financial performance and condition of insurers, including the Company. A significant downgrade in the Company's ratings could materially and adversely affect its competitive position in the life insurance market and increase its cost of funds.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  REGULATORY DEVELOPMENTS IN THE MARKETS IN WHICH THE COMPANY OPERATES COULD AFFECT THE COMPANY'S BUSINESS.

     Although the federal government does not directly regulate the business of insurance, federal legislation and administrative policies in several areas, including pension regulation, financial services regulation and federal taxation, can significantly and adversely affect the insurance industry and the Company. There are a number of current or potential regulatory measures that may affect the insurance industry. The Company is unable to predict whether any changes will be made, whether any administrative or legislative proposals will be adopted in the future, or the effect, if any, such proposals would have on the Company.

     The attractiveness to the Company's customers of many of its products is due, in part, to favorable tax treatment. Current federal income tax laws generally permit the tax-deferred accumulation of earnings on the premiums paid by the holders of annuities and life insurance products. Taxes, if any, are payable generally on income attributable to a distribution under the contract for the year in which the distribution is made. Death benefits under life insurance contracts are received free of federal income tax. Changes to the favorable tax treatment may reduce the attractiveness of the Company's products to its customers.

NOTE 3 -- RECENT ACCOUNTING PRONOUNCEMENTS

     In October 2010, the FASB issued guidance to address diversity in practice regarding the interpretation of which costs relating to the acquisition of new or renewal insurance contracts qualify for deferral. Under the new guidance acquisition costs are to include only those costs that are directly related to the acquisition or renewal of insurance contracts by applying a model similar to the accounting for loan origination costs. An entity may defer incremental direct costs of contract acquisition that are incurred in transactions with independent third-parties or employees as well as the portion of employee compensation costs related to underwriting, policy issuance and processing, medical inspection and contract selling for successfully negotiated contracts. Additionally, an entity may capitalize as a deferred acquisition cost only those advertising costs meeting the capitalization criteria for direct-response advertising. This change is effective for fiscal years beginning after December 15, 2011 and interim periods within those years. Early adoption as of the beginning of a fiscal year is permitted. The guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. The Company will adopt this guidance effective January 1, 2012. The Company is currently assessing the impact of the guidance on the Company's consolidated financial position, results of operations, and financial statement disclosures.

     In July 2010, the FASB issued updated guidance that requires enhanced disclosures related to the allowance for credit losses and the credit quality of a company's financing receivable portfolio. The disclosures are effective for interim and annual reporting periods ending on or after December 15, 2011 for private companies. The Company has elected to early adopt this guidance and has provided the disclosures required by this guidance in Note 4 -- Investments. The disclosures about activity that occurs during a reporting period are effective for interim and annual reporting periods beginning after December 15, 2010. In January 2011, the FASB deferred the disclosures required by this guidance related to troubled debt restructurings. The disclosures will be effective, and the Company will provide these disclosures, concurrent with the effective date of proposed guidance for determining what constitutes a troubled debt restructuring.

     In April 2010, the FASB issued guidance clarifying that an insurance entity should not consider any separate account interests in an investment held for the benefit of policyholders to be the insurer's interests, and should not combine those interests with its general account interest in the same investment when assessing the investment for consolidation, unless the separate account interests are held for a related party policyholder, whereby consolidation of such interests must be considered under applicable variable interest guidance. This guidance is effective for interim and annual reporting periods beginning after December 15, 2010 and retrospectively for all prior periods upon the date of adoption, with early adoption permitted. The Company's adoption of this guidance, effective

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


January 1, 2011, is not expected to have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In March 2010, the FASB issued updated guidance that amends and clarifies the accounting for credit derivatives embedded in interests in securitized financial assets. This new guidance eliminates the scope exception for embedded credit derivatives (except for those that are created solely by subordination) and provides new guidance on how the evaluation of embedded credit derivatives is to be performed. This new guidance is effective for the first interim reporting period beginning after June 15, 2010. The Company's adoption of this guidance effective July 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In January 2010, the FASB issued updated guidance that requires new fair value disclosures about significant transfers between Level 1 and 2 measurement categories and separate presentation of purchases, sales, issuances, and settlements within the rollforward of Level 3 activity. Also, this updated fair value guidance clarifies the disclosure requirements about the level of disaggregation of asset classes and valuation techniques and inputs. This new guidance is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosures about purchases, sales, issuances and settlements in the rollforward of Level 3 activity, which are effective for interim and annual reporting periods beginning after December 15, 2010. The Company adopted the effective portions of this guidance on January 1, 2010. The required disclosures are provided in Note 15 -- Fair Value Measurements.

     In June 2009, the FASB issued authoritative guidance which changes the analysis required to determine whether or not an entity is a VIE. In addition, the guidance changes the determination of the primary beneficiary of a VIE from a quantitative to a qualitative model. Under the new qualitative model, the primary beneficiary must have both the ability to direct the activities of the VIE and the obligation to absorb either losses or gains that could be significant to the VIE. This guidance also changes when reassessment is needed, as well as requires enhanced disclosures, including the effects of a company's involvement with a VIE on its financial statements. This guidance is effective for interim and annual reporting periods beginning after November 15, 2009.

     In February 2010, the FASB issued updated guidance relative to VIEs which defers, except for disclosure requirements, the impact of this guidance for entities that (i) possess the attributes of an investment company, (ii) do not require the reporting entity to fund losses, and (iii) are not financing vehicles or entities that were formerly classified as qualified special purpose entities ("QSPE"). The Company's adoption of this guidance effective January 1, 2010 did not result in any transition adjustment.

     In June 2009, the FASB issued authoritative guidance which changes the accounting for transfers of financial assets, and is effective for transfers of financial assets occurring in interim and annual reporting periods beginning after November 15, 2009. It removes the concept of a QSPE from the guidance for transfers of financial assets and removes the exception from applying the guidance for consolidation of VIEs to QSPEs. It changes the criteria for achieving sale accounting when transferring a financial asset and changes the initial recognition of retained beneficial interests. The guidance also defines "participating interest" to establish specific conditions for reporting a transfer of a portion of a financial asset as a sale. The Company's adoption of this guidance effective January 1, 2010 did not have a material effect on the Company's consolidated financial position, results of operations and financial statement disclosures.

     In August 2009, the FASB issued authoritative guidance for the fair value measurement of liabilities. This guidance includes valuation techniques which may be used for measuring fair value when a quoted price in an active market for the identical liability is not available, which includes one or more of the following valuation techniques (i) quoted prices for identical liability when traded as an asset; (ii) quoted prices for similar liabilities or similar liabilities when traded as an asset, or (iii) another valuation technique that is consistent with the fair value principles within GAAP, such as the income or market approach. It also clarifies the adjustments to market inputs that are

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


appropriate for debt obligations that are restricted from being transferred to another obligor. This guidance is effective for the first reporting period beginning after issuance. The Company's adoption of this guidance effective December 31, 2009 did not have an impact on the Company's consolidated financial position or results of operations.

     In June 2009, the FASB issued authoritative guidance for, and on July 1, 2009 launched, the FASB's Accounting Standards Codification as the source of authoritative GAAP to be applied by non-governmental entities. The Codification is not intended to change GAAP but is a new structure which takes accounting pronouncements and organizes them by accounting topic. This guidance is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Company's adoption of this guidance effective for the interim reporting period ending September 30, 2009 impacts the way the Company references GAAP accounting standards in the financial statements but has no impact on the consolidated financial statements.

     In May 2009, the FASB issued authoritative guidance for subsequent events, which addresses the accounting for and disclosure of subsequent events not addressed in other applicable GAAP, including disclosure of the date through which subsequent events have been evaluated. The Company's adoption of this guidance, effective with the annual reporting period ended December 31, 2009, did not have a material effect on the Company's consolidated financial position or results of operations. The required disclosure of the date through which subsequent events have been evaluated is provided in Note 18 -- Subsequent Events.

     In April 2009, the FASB revised the authoritative guidance for the recognition and presentation of OTTI. This guidance amends previously used methodology for determining whether an OTTI exists for fixed maturity securities, changes the presentation of OTTI for fixed maturity securities and requires additional disclosures for OTTI on fixed maturity and equity securities in interim and annual financial statements. It requires that an OTTI be recognized in earnings for a fixed maturity security in an unrealized loss position when it is anticipated that the amortized cost will not be recovered. In such situations, the OTTI recognized in earnings is the entire difference between the fixed maturity security's amortized cost and its fair value only when either: (i) the Company has the intent to sell the fixed maturity security; or (ii) it is more likely than not that the Company will be required to sell the fixed maturity security before recovery of the decline in fair value below amortized cost. If neither of these two conditions exists, the difference between the amortized cost basis of the fixed maturity security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than credit factors ("non-credit loss") is recorded as other comprehensive income (loss). When an unrealized loss on a fixed maturity security is considered temporary, the Company continues to record the unrealized loss in other comprehensive income (loss) and not in earnings. There was no change for equity securities which, when an OTTI has occurred, continue to be impaired for the entire difference between the equity security's cost or amortized cost and its fair value with a corresponding charge to earnings.

     Prior to the adoption of the OTTI guidance, the Company recognized in earnings an OTTI for a fixed maturity security in an unrealized loss position unless it could assert that it had both the intent and ability to hold the fixed maturity security for a period of time sufficient to allow for a recovery of fair value to the security's amortized cost basis. Also, prior to the adoption of this guidance the entire difference between the fixed maturity security's amortized cost basis and its fair value was recognized in earnings if it was determined to have an OTTI.

     This guidance is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. The Company early adopted this guidance effective January 1, 2009 which resulted in an increase of $48 million, net of related DAC, policyholder liability and tax adjustments, to retained earnings with a corresponding decrease to AOCI to reclassify the non-credit loss portion of previously recognized OTTI losses on fixed maturity securities held at January 1, 2009.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 4 -- INVESTMENTS

  FIXED MATURITIES

     The amortized cost and estimated fair value of fixed maturity securities as of December 31, 2010 and 2009, by contractual maturity, is presented below (in millions). Expected maturities may differ from contractual maturities because borrowers may have the right to call or repay obligations with or without call or prepayment penalties.

                                                   2010                  2009
                                           -------------------   -------------------
                                           AMORTIZED     FAIR    AMORTIZED     FAIR
AVAILABLE-FOR-SALE                            COST      VALUE       COST      VALUE
------------------                         ---------   -------   ---------   -------
Due in one year or less..................   $ 2,609    $ 2,665    $ 1,754    $ 1,788
Due after one year through five years....    14,651     15,456     13,799     14,367
Due after five years through ten years...    12,127     12,903     11,712     12,045
Due after ten years......................     5,548      5,855      5,057      5,141
Mortgage and asset-backed securities:
  U.S. Government or U.S. Government
     agency..............................     1,187      1,243        816        835
  Other mortgage-backed securities.......    22,169     22,535     20,835     20,163
  Other asset-backed securities..........     3,703      3,711      2,957      2,899
Redeemable preferred securities..........         6          6          9         10
                                            -------    -------    -------    -------
  TOTAL AVAILABLE-FOR-SALE...............   $62,000    $64,374    $56,939    $57,248
                                            =======    =======    =======    =======



     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on investments in fixed maturities were as follows (in millions):

                                                              2010
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 2,886      $   83        $ 23        $ 2,946     $  --
U.S. Agencies, state and
  municipal......................     1,217          32          17          1,232        --
Foreign governments..............       750          79           1            828        --
U.S. Corporate...................    24,389       1,562         107         25,844        --
Foreign corporate................     6,880         437          45          7,272        --
Residential mortgage-backed
  securities.....................    17,291         590         499         17,382      (146)
Commercial mortgage-backed
  securities.....................     4,878         300          25          5,153        --
Asset-backed securities(2).......     3,703          71          63          3,711       (12)
Redeemable preferred securities..         6          --          --              6        --
                                    -------      ------        ----        -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $62,000      $3,154        $780        $64,374     $(158)
                                    =======      ======        ====        =======     =====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                              2009
                                   ----------------------------------------------------------
                                   AMORTIZED   UNREALIZED   UNREALIZED    ESTIMATED   OTTI IN
AVAILABLE-FOR-SALE                    COST        GAINS       LOSSES     FAIR VALUE   AOCI(1)
------------------                 ---------   ----------   ----------   ----------   -------
U.S. Treasury and U.S. Government
  Corporations and agencies......   $ 3,035      $   33       $   69       $ 2,999     $  --
U.S. Agencies, state and
  municipal......................       715          19            9           725        --
Foreign governments..............       731          55            4           782        --
U.S. Corporate...................    22,584       1,021          256        23,349        --
Foreign corporate................     6,073         305           57         6,321        --
Residential mortgage-backed
  securities.....................    15,765         350          857        15,258      (205)
Commercial mortgage-backed
  securities.....................     5,070          93          258         4,905        (5)
Asset-backed securities(2).......     2,957          54          112         2,899        (8)
Redeemable preferred securities..         9           1           --            10        --
                                    -------      ------       ------       -------     -----
  TOTAL AVAILABLE-FOR-SALE.......   $56,939      $1,931       $1,622       $57,248     $(218)
                                    =======      ======       ======       =======     =====



--------

(1) Represents the amount of OTTI losses in AOCI, which were not included in earnings pursuant to authoritative guidance. Amount excludes $7 million and $39 million of net unrealized gains on impaired securities relating to changes in the value of such securities subsequent to the impairment measurement date for the years ended December 31, 2010 and 2009, respectively.

(2)  Includes auto loans, credit cards, education loans and other asset types.

     At December 31, 2010 and 2009, the Company had outstanding contractual obligations to acquire additional private placement securities amounting to $280 million and $313 million, respectively.

     The Company accrues interest income on fixed maturity securities to the extent it is deemed collectible and the security continues to perform under its original contractual terms. In the event collectability of interest is uncertain, accrual of interest income will cease and income will be recorded when and if received.

     Investments in fixed maturity securities that have been non-income producing for the last twelve months totaled $1 million and $2 million at December 31, 2010 and 2009, respectively. These investments have been deemed other-than-temporarily impaired.

  EQUITY SECURITIES -- UNAFFILIATED

     At December 31, 2010 and 2009, the distribution of gross unrealized gains and losses on available-for-sale equity securities were as follows (in millions):

                                                    UNREALIZED   UNREALIZED    ESTIMATED
                                             COST      GAINS       LOSSES     FAIR VALUE
                                             ----   ----------   ----------   ----------
2010.......................................   $13       $11          $ 1          $23
2009.......................................   $36       $ 9          $--          $45


  MORTGAGE LOANS

     The Company's mortgage loan investments are diversified by property type, location and borrower and are collateralized by the related property.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     At December 31, 2010 and 2009, contractual commitments to extend credit under commercial and residential mortgage loan agreements amounted to $125 million and $161 million, respectively, at fixed and floating interest rates ranging from 2.08% to 6.22% in 2010, and fixed and floating interest rates ranging from 3.92% to 7.13% in 2009. These commitments are diversified by property type and geographic region.

     The Company accrues interest income on problem loans to the extent it is deemed collectible and the loan continues to perform under its original or restructured contractual terms. Interest income on impaired loans is recognized on a cash basis. Cash payments on loans in the process of foreclosure are treated as a return of principal.

     At December 31, 2010 and 2009, the distribution of the mortgage loan portfolio by property type and geographic region was as follows (in millions):

                                                      2010               2009
                                                ----------------   ----------------
                                                CARRYING    % OF   CARRYING    % OF
                                                  VALUE    TOTAL     VALUE    TOTAL
                                                --------   -----   --------   -----
PROPERTY TYPE:
  Office buildings............................   $1,853     31.9%   $1,736     30.0%
  Retail facilities...........................    1,217     21.0%    1,182     20.5%
  Industrial..................................    1,185     20.4%    1,111     19.2%
  Apartment buildings.........................      938     16.2%      853     14.8%
  Residential.................................      563      9.7%      840     14.5%
  Other.......................................       49      0.8%       57      1.0%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====
GEOGRAPHIC REGION:
  South Atlantic..............................   $1,516     26.1%   $1,410     24.4%
  Central.....................................    1,499     25.8%    1,511     26.1%
  Pacific.....................................    1,381     23.8%    1,386     24.0%
  Middle Atlantic.............................    1,154     19.9%    1,176     20.4%
  New England.................................      255      4.4%      296      5.1%
                                                 ------    -----    ------    -----
     TOTAL....................................   $5,805    100.0%   $5,779    100.0%
                                                 ======    =====    ======    =====



     The Company monitors the aging of its mortgage loans receivable on a monthly basis to determine delinquencies. As of December 31, 2010, an analysis of the aging of the principal balances, excluding the

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

allowance for credit losses, that are past due and the mortgage loans on non-accrual status and ninety days past-due and still accruing were as follows (in millions):

                                                                                         RECORDED
                                                                            TOTAL    MORTGAGE LOANS >   NON-ACCRUAL
                          30-59   60-89    90 DAYS     TOTAL              MORTGAGE        90 DAYS         MORTGAGE
                           DAYS    DAYS   AND OVER   PAST DUE   CURRENT     LOANS        ACCRUING          LOANS
                          -----   -----   --------   --------   -------   --------   ----------------   -----------
PROPERTY TYPE:
  Office buildings......   $--     $--       $--        $--      $1,865    $1,865           $--             $--
  Retail facilities.....    --      --        --         --       1,225     1,225            --              --
  Industrial............    --      --        --         --       1,193     1,193            --              --
  Apartment buildings...    --      --        --         --         947       947            --              --
  Residential...........    --      --         9          9         562       571            --               9
  Other.................    --      --        --         --          50        50            --              --
                           ---     ---       ---        ---      ------    ------           ---             ---
     TOTAL..............   $--     $--       $ 9        $ 9      $5,842    $5,851           $--             $ 9
                           ===     ===       ===        ===      ======    ======           ===             ===



     As discussed in Note 2 -- Significant Accounting Policies, the Company establishes a specific reserve when it is probable that the Company will be unable to collect all amounts due under the contractual terms of the loan agreements and a general reserve for probable incurred but not specifically identified losses. The activity in the mortgage loan specific and general reserves for the year ended December 31, 2010, is summarized below (in millions):

ALLOWANCE FOR CREDIT LOSSES:                      RESIDENTIAL   COMMERCIAL    TOTAL
----------------------------                      -----------   ----------   ------
Beginning balance...............................      $ 10        $   44     $   54
  Charge-offs...................................        (1)            8          7
  Recoveries....................................        (1)          (14)       (15)
                                                      ----        ------     ------
Ending Balance..................................      $  8        $   38     $   46
                                                      ====        ======     ======
ENDING BALANCE
Individually evaluated for impairment
  (specific)....................................      $  3        $    4     $    7
Collectively evaluated for impairment
  (general).....................................      $  5        $   34     $   39
MORTGAGE LOANS:
Ending balance (recorded investment):
Individually evaluated for impairment
  (specific)....................................      $ 11        $   36     $   47
Collectively evaluated for impairment
  (general).....................................      $560        $5,244     $5,804


     As of December 31, 2009 and 2008, the allowance for credit losses was $54 million and $13 million, respectively. For the year ended December 31, 2009, the provision for credit losses was $43 million and direct write-downs were $2 million. For the year ended December 31, 2008, the provision for credit losses was $4 million and there were no direct write-downs.

     The Company closely monitors commercial mortgage loans with the potential for impairment by considering a number of factors. These factors include, but are not limited to, LTV, asset performance such as debt service coverage ratio, lease rollovers, income/expense hurdles, major tenant or borrower issues, the economic climate and catastrophic events. Mortgage loans with the potential for impairment take priority in receiving an appraisal. Residential mortgage loans that are sixty or more days delinquent are also monitored for potential impairment, whereby an appraisal of the underlying asset is obtained.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     As mentioned above, the Company uses LTV as one of the key mortgage loan indicators to assess credit quality and to assist in identifying problem loans. As of December 31, 2010, LTVs on the Company's mortgage loans are as follows (in millions):

------------------------------------------------------------------------------------------------------------
                                OFFICE      RETAIL                  APARTMENT
                              BUILDINGS   FACILITIES   INDUSTRIAL   BUILDINGS   RESIDENTIAL   OTHER    TOTAL
                              ---------   ----------   ----------   ---------   -----------   -----   ------
above 95%...................    $   25      $   --       $   11        $ 34         $  4       $--    $   74
91% to 95%..................        49          21           18          78            2        --       168
81% to 90%..................       274          89          352         109            7        28       859
71% to 80%..................       198         154          129         252           41        --       774
below 70%...................     1,307         953          675         465          509        21     3,930
                                ------      ------       ------        ----         ----       ---    ------
  Total.....................    $1,853      $1,217       $1,185        $938         $563       $49    $5,805
                                ======      ======       ======        ====         ====       ===    ======



     As of December 31, 2010, impaired commercial and residential mortgage loans were $32 million and $7 million, respectively. Further information on impaired mortgage loans is provided below (in millions):

                               RECORDED    UNPAID PRINCIPAL    RELATED    AVERAGE RECORDED   INTEREST INCOME
                              INVESTMENT        BALANCE       ALLOWANCE      INVESTMENT         RECOGNIZED
                              ----------   ----------------   ---------   ----------------   ---------------
WITH RELATED ALLOWANCE:
  Office Buildings..........      $ 6             $ 7            $ 1             $36                $*
  Apartment Building........       15              17              2              15                 1
  Residential...............        7              11              4               8                  *
  Industrial................       11              11             --              11                 1
                                  ---             ---            ---             ---                --
     Total..................      $39             $46            $ 7             $70                $2
                                  ===             ===            ===             ===                ==
  Commercial................      $32             $35            $ 3             $62                $2
                                  ===             ===            ===             ===                ==
  Residential...............      $ 7             $11            $ 4             $ 8                  *
                                  ===             ===            ===             ===                ==



--------

*    Amounts less than $1 million

     At December 31, 2010, the Company did not have any impaired loans without a related allowance.

     The Company did not have any loan modifications in 2010 and 2009.

  INVESTMENTS IN AFFILIATES

                                                              2010    2009
                                                             ------   ----
New York Life Short Term Fund..............................  $  509   $968
Madison Capital Funding LLC Loan Agreement.................     533     --
Other......................................................       5      5
                                                             ------   ----
  TOTAL INVESTMENTS IN AFFILIATES..........................  $1,047   $973
                                                             ======   ====



     The New York Life Short Term Fund ("STIF") was formed by New York Life to improve short-term returns through greater flexibility to choose attractive maturities and enhanced portfolio diversification. The STIF is a pooled fund managed by New York Life Investment Management LLC ("NYL Investments"), an indirect wholly owned subsidiary of New York Life, where all participants are subsidiaries of New York Life.

     The Madison Capital Funding LLC ("MCF") Loan Agreement represents a revolving loan agreement the Company entered into with MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Other is related to promissory notes from MCF. Refer to Note 14 -- Related Party Transactions for further discussion.

  OTHER INVESTMENTS

     The components of other investments as of December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Limited partnerships/Limited liability companies..........  $  526   $  312
Collateralized third-party loans..........................     273      351
Derivatives...............................................     211      230
Investment, at fair value, of consolidated investment
  company.................................................      --      137
Other invested assets.....................................      70       16
                                                            ------   ------
  TOTAL OTHER INVESTMENTS.................................  $1,080   $1,046
                                                            ======   ======



     Net unrealized investment losses on limited partnerships and limited liability companies that do not apply specialized industry company accounting aggregated $1 million and $2 million for the years ended December 31, 2010 and 2009, respectively, and were recorded as a component of AOCI in the accompanying Consolidated Balance Sheet.

     The investment, at fair value, of a consolidated investment company consists primarily of fixed maturities. This investment was liquidated in 2010.

     Collateralized third-party loans are senior secured commercial loans, and are typically collateralized by all assets of the borrower. The Company's collateralized third-party loans, before loss reserve, amounted to $291 million and $368 million at December 31, 2010 and 2009, respectively. The Company establishes a loss reserve for specifically impaired loans and assigns internal risk ratings for the remainder of the portfolio on which it assesses a general loss reserve (see Note 2 -- Significant Accounting Policies for further details). The loss reserve was $18 million and $17 million for the years ended December 31, 2010 and 2009, respectively.

     Unfunded commitments on limited partnerships, limited liability companies and collateralized third-party loans amounted to $225 million and $181 million at December 31, 2010 and 2009, respectively.

     There was no accumulated depreciation on real estate for December 31 2010 or 2009. Depreciation expense for the year ended December 31, 2010 was less than $1 million, and was recorded as a component of net investment income in the accompanying Consolidated Statement of Income. There was no depreciation expense for the year ended December 31, 2009. Depreciation expense for the year ended December 31, 2008 totaled less than $1 million.

  VIES

  Consolidated VIE

     At December 31, 2010 and 2009, the Company included assets of $45 million and $52 million, respectively in the accompanying Consolidated Balance Sheet, as a result of consolidating a VIE for which it was determined to be the primary beneficiary. The Company performed a qualitative analysis to determine if the Company has (i) the power to direct the activities of the VIE that most significantly impact the economic performance of the entity and (ii) the obligation to absorb losses of or the right to receive benefits from the entity that could be potentially significant to the VIE. In reviewing the deal documents including trust agreements, limited partnership agreements and purchase agreements, the Company determined that they are the primary beneficiary of one structured investment.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     This VIE consists of a trust established for purchasing receivables from the U.S. Department of Energy related to Energy Savings Performance Contracts and issuing certificates representing the right to those receivables. The following table reflects (in millions) the carrying amount and balance sheet classification of the assets and liabilities of the consolidated VIE. The Company has a 98.66% interest in this VIE; however, the creditors do not have recourse to the Company in excess of the assets contained within the VIE.

                                                                 DECEMBER
                                                                   31,
                                                               -----------
                                                               2010   2009
                                                               ----   ----
Cash.........................................................   $ 4    $14
                                                                ---    ---
Other investments*...........................................    41     38
                                                                ---    ---
  TOTAL ASSETS...............................................   $45    $52
                                                                ===    ===
Other liabilities............................................     5     14
                                                                ---    ---
  TOTAL LIABILITIES..........................................   $ 5    $14
                                                                ===    ===



--------

*    Included in Limited partnerships/Limited liability companies

  Unconsolidated VIEs

     In the normal course of its activities, the Company will invest in structured investments including VIEs for which it is not the sponsor. These structured investments typically invest in fixed income investments and are managed by third-parties and include asset-backed securities, commercial mortgage-backed securities and residential mortgage-backed securities. The Company's maximum exposure to loss on these structured investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has not provided financial or other support, other than its direct investment, to these structures. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the VIEs economic performance. The Company classifies these investments on its accompanying Consolidated Balance Sheet as fixed maturity securities, available-for-sale and trading and its maximum exposure to loss associated with these investments was $26,341 million and $23,103 million as of December 31, 2010 and December 31, 2009, respectively.

     In the normal course of its activities, the Company will invest in joint ventures, limited partnerships and limited liability companies. These investments include hedge funds, private equity funds and real estate related funds and may or may not be VIEs. The Company's maximum exposure to loss on these investments, both VIEs and non-VIEs, is limited to the amount of its investment. The Company has determined that it is not the primary beneficiary of these structures due to the fact that it does not have the power to direct the activities that significantly impact the entities economic performance. The Company classifies these investments on the accompanying Consolidated Balance Sheet as "other investments" and its maximum exposure to loss associated with these entities was $526 million and $312 million as of December 31, 2010 and December 31, 2009, respectively.

     These investments are subject to ongoing review for impairment and for events that may cause management to reconsider whether or not it is the primary beneficiary. The Company has no additional economic interest in these structures in the form of derivatives, related guarantees, credit enhancement or similar instruments and obligations. Creditors have no recourse against the Company in the event of default. The Company has unfunded commitments in joint ventures, limited partnerships and limited liability companies which are previously disclosed in Note 4 -- Investments.

  RESTRICTED ASSETS AND SPECIAL DEPOSITS

     Assets of $5 million and $13 million at December 31, 2010 and 2009, respectively, were on deposit with governmental authorities or trustees as required by certain state insurance laws and are included in available-for-sale fixed maturities in the accompanying Consolidated Balance Sheet.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 5 -- INVESTMENT INCOME AND INVESTMENT GAINS AND LOSSES

     The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fixed maturity securities...........................  $3,171   $2,869   $2,458
Equity securities...................................       1       18        6
Mortgage loans......................................     352      338      316
Policy loans........................................      56       54       52
Other investments...................................      65       45        1
                                                      ------   ------   ------
  Gross investment income...........................   3,645    3,324    2,833
Investment expenses.................................     (78)     (59)     (78)
                                                      ------   ------   ------
  NET INVESTMENT INCOME.............................  $3,567   $3,265   $2,755
                                                      ======   ======   ======



     For the years ended December 31, 2010, 2009 and 2008, net investment losses were as follows (in millions):

                                                        2010    2009    2008
                                                       -----   -----   -----
Fixed maturity securities
  Total OTTI losses..................................  $(172)  $(397)  $(331)
  Portion of OTTI loss recognized in OCI.............     57     241      --
                                                       -----   -----   -----
  Net OTTI losses on fixed maturities recognized in
     earnings........................................   (115)   (156)   (331)
  All other gains (losses)...........................    221      33     (73)
                                                       -----   -----   -----
Fixed maturity securities, net.......................    106    (123)   (404)
Equity securities....................................      5      98      (8)
Mortgage loans.......................................    (13)    (52)     (4)
Derivative instruments...............................   (109)      6      11
Other................................................     20     (14)     (1)
                                                       -----   -----   -----
  NET INVESTMENT LOSSES..............................  $   9   $ (85)  $(406)
                                                       =====   =====   =====



     The net gain on trading securities (both fixed maturity and equity securities) amounted to $5 million and $6 million for the years ended December 31, 2010 and 2009, respectively. For December 31, 2008, the net losses on fixed maturity trading securities amounted to $11 million.

     Realized gains on sales of available-for-sale fixed maturities were $270 million, $218 million and $131 million for the years ended December 31, 2010, 2009 and 2008, respectively; and realized losses were $53 million, $191 million and $193 million, respectively. Realized gains on sales of available-for-sale equity securities were $5 million, $173 million and $1 million for the years ended December 31, 2010, 2009 and 2008, respectively, and realized losses were less than $1 million, $71 million, and less than $1 million, respectively.

     Losses from OTTI on equity securities (included in net investment gains (losses) on equity securities above) were less than $1 million, $4 million and $9 million for the years ended December 31, 2010, 2009 and 2008, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables present the Company's gross unrealized losses and fair values for fixed maturities and equities, aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position, at December 31, 2010 and 2009 (in millions):

                                                                  2010
                                    ----------------------------------------------------------------
                                                            GREATER THAN 12
                                    LESS THAN 12 MONTHS          MONTHS                 TOTAL
                                    -------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                     VALUE     LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                    ------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies.....................  $  555      $ 22      $    2      $  1      $   557      $ 23
  U.S. agencies, state and
     municipal....................     401        17          --        --          401        17
  Foreign governments.............      24         1           1          *          25         1
  U.S. corporate..................   2,212        70         508        37        2,720       107
  Foreign corporate...............     819        35         120        10          939        45
  Residential mortgage-backed
     securities...................   2,981       102       1,689       397        4,670       499
  Commercial mortgage-backed
     securities...................      87         2         222        23          309        25
  Asset-backed securities.........     650         6         227        57          877        63
                                    ------      ----      ------      ----      -------      ----
  TOTAL FIXED MATURITIES..........   7,729       255       2,769       525       10,498       780
                                    ------      ----      ------      ----      -------      ----
EQUITIES
  Common stock....................       2         1            *         *           2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL EQUITIES..................       2         1          --        --            2         1
                                    ------      ----      ------      ----      -------      ----
  TOTAL...........................  $7,731      $256      $2,769      $525      $10,500      $781
                                    ======      ====      ======      ====      =======      ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                  2009
                                   -----------------------------------------------------------------
                                       LESS THAN 12         GREATER THAN 12
                                         MONTHS(1)               MONTHS                 TOTAL
                                   --------------------   -------------------   --------------------
                                     FAIR    UNREALIZED    FAIR    UNREALIZED     FAIR    UNREALIZED
                                    VALUE      LOSSES      VALUE     LOSSES      VALUE      LOSSES
                                   -------   ----------   ------   ----------   -------   ----------
FIXED MATURITIES
  U.S. Treasury and U.S.
     Government corporations and
     agencies....................  $ 1,880      $ 68      $   13     $    1     $ 1,893     $   69
  U.S. agencies, state and
     municipal...................      193         3          30          6         223          9
  Foreign governments............       61         1          18          3          79          4
  U.S. corporate.................    2,918        57       2,677        199       5,595        256
  Foreign corporate..............      714        15         550         42       1,264         57
  Residential mortgage-backed
     securities..................    5,191       341       1,892        516       7,083        857
  Commercial mortgage-backed
     securities..................      548        12       2,087        246       2,635        258
  Asset-backed securities........      535        31         395         81         930        112
                                   -------      ----      ------     ------     -------     ------
  TOTAL FIXED MATURITIES.........   12,040       528       7,662      1,094      19,702      1,622
                                   -------      ----      ------     ------     -------     ------
EQUITIES
  Common stock...................        3          *         --         --           3           *
                                   -------      ----      ------     ------     -------     ------
  TOTAL EQUITIES.................        3        --          --         --           3         --
                                   -------      ----      ------     ------     -------     ------
  TOTAL..........................  $12,043      $528      $7,662     $1,094     $19,705     $1,622
                                   =======      ====      ======     ======     =======     ======



--------

*    Unrealized loss is less than $1 million.

(1) The aging of the unrealized losses as of December 31, 2009 was reset back to the date the security would have been first impaired by the adoption of new authoritative guidance.

     At December 31, 2010, the unrealized loss amount consisted of approximately 1,999 different fixed-maturity securities and 28 equity securities.

     At December 31, 2010, unrealized losses on investment grade fixed maturities were $414 million or 53% of the Company's total fixed maturity securities' unrealized losses. Investment grade is defined as a security having a credit rating from the National Association of Insurance Commissioners ("NAIC") of 1 or 2; a rating of Aaa, Aa, A or Baa from Moody's or a rating of AAA, AA, A or BBB from Standard & Poor's ("S&P"); or a comparable internal rating if an externally provided rating is not available. Unrealized losses on fixed maturity securities with a rating below investment grade represent $366 million or 47% of the Company's total fixed maturities unrealized losses at December 31, 2010.

     The amount of gross unrealized losses for fixed maturities where the fair value had declined by 20% or more of amortized cost totaled $357 million. The amount of time that each of these securities has continuously been 20% or more below the amortized cost consist of $42 million for 6 months or less, $18 million for greater than 6 months through 12 months and $297 million for greater than 12 months. In accordance with the Company's impairment policy, the Company performed quantitative and qualitative analysis to determine if the decline was temporary. For those securities where the decline was considered temporary, the Company did not take an impairment when it did not have the intent to sell the security or it was more likely than not that it would not be required to sell the security before its anticipated recovery.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Corporate Bonds. U.S. Corporate securities with a fair value below 80% of the security's amortized cost totaled $17 million or 16% of the total unrealized losses on U.S. Corporate securities. Foreign corporate securities with a fair value below 80% of the security's amortized cost totaled $1 million or 3% of the total unrealized loss on foreign corporate securities. The overall improvement in the Company's fixed maturity investments generally reflects higher market prices, mainly due to credit spread tightening throughout the year. While the losses were spread across all industry sectors, the largest sectors with unrealized losses on securities with a fair value below 80% of the security's amortized cost include Finance ($7 million), Gaming and Real Estate Investment Trusts ("REITs") ($3 million each) and Utilities ($2 million). These securities are evaluated in accordance with the Company's impairment policy. Because the securities continue to meet their contractual payments and the Company did not have the intent to sell the security nor was it more likely than not that it would be required to sell the security before its anticipated recovery, the Company did not consider these investments to be other than temporarily impaired.

     Mortgage-Backed Securities. Residential mortgage-backed securities that were priced below 80% of the security's amortized cost represented $287 million or 57% of total unrealized losses on residential mortgage -- backed securities. Commercial mortgage-backed securities that were priced below 80% of the security's amortized cost represented $11 million or 44% of total unrealized losses on commercial mortgage-backed securities. The Company measures its mortgage-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of the security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investments gains in the accompanying Consolidated Statement of Income. The Company also evaluates mortgage-backed securities for other- than-temporary impairments in accordance with its impairment policy using cash flow modeling techniques coupled with an evaluation of facts and circumstances. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before its anticipated recovery in value; therefore, the Company did not consider these investments to be other-than-temporarily impaired.

     Asset-Backed Securities. Similar to mortgage-backed securities, the Company measures its asset-backed portfolio for impairments based on the security's credit rating and whether the security has an unrealized loss. For securities rated below AA at acquisition, when the fair value of a security is below amortized cost and there are negative changes in estimated future cash flows, the security is deemed other-than-temporarily impaired and a realized loss is recognized in net investment gains in the accompanying Consolidated Statement of Income. The Company also evaluates asset-backed securities for other-than-temporary impairments based on facts and circumstances and in accordance with the Company's impairment policy. Asset-backed securities that were priced below 80% of the security's amortized cost represented $41 million or 65% of the total unrealized losses for asset-backed securities. The Company did not have the intent to sell its investments nor was it more likely than not that it would be required to sell the investments before recovery , therefore the Company did not consider these investments to be other than temporarily impaired.

  NET UNREALIZED INVESTMENT GAINS (LOSSES)

     Net unrealized investment gains (losses) on available-for-sale investments are included in the Consolidated Balance Sheet as a component of AOCI. Changes in these amounts include reclassification adjustments for prior period net unrealized gains (losses) that have been recognized as realized gains (losses) during the current year and are included in net investment gains (losses) in the accompanying Consolidated Statement of Income.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of net unrealized investment gains (losses) reported in OCI at December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                       2010     2009     2008
                                                      ------   -----   -------
Fixed maturity securities, available for sale-all
  other.............................................  $2,525   $ 488   $(4,225)
Fixed maturity securities on which an OTTI loss has
  been recognized...................................    (151)   (179)       --
                                                      ------   -----   -------
  Total fixed maturity securities...................   2,374     309    (4,225)
Equity securities, available for sale...............      10      11        37
Derivatives designed as cash flow hedges............     (12)    (10)       33
Other investments...................................       1      (2)       (3)
                                                      ------   -----   -------
  Subtotal..........................................   2,373     308    (4,158)
Amounts recognized for:
  Policyholders' account balances and future policy
     benefits.......................................      14       4       (56)
  Other assets (sales inducements)..................     (17)     (5)       55
  Deferred policy acquisition costs.................    (832)   (137)      871
  Deferred taxes....................................    (538)    (59)    1,151
                                                      ------   -----   -------
NET UNREALIZED GAINS (LOSSES) ON INVESTMENTS........  $1,000   $ 111   $(2,137)
                                                      ======   =====   =======


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The net unrealized gains (losses) on fixed maturity securities for the years ended December 31, 2010, 2009 and 2008, are presented separately for amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other net unrealized investment gains and losses, are as follows (in millions):

NET UNREALIZED INVESTMENT GAINS AND LOSSES ON FIXED MATURITY SECURITIES ON WHICH AN OTTI LOSS HAS BEEN RECOGNIZED

                                                                                                                  ACCUMULATED
                                                                                                                     OTHER
                                                                                                                 COMPREHENSIVE
                                                                                 POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                     ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                         DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)    DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                              ON INVESTMENTS   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                              --------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31, 2008..       $  --              $--              $--             $--            $ --           $  --
Cumulative impact of the
  adoption of new
  authoritative guidance on
  January 1, 2009...........         (17)               4               --              --               5              (8)
Net investment gains
  (losses) on investments
  arising during the
  period....................        (238)              --               --              --              83            (155)
Reclassification adjustment
  for (gains) losses
  included in net income....         253               --               --              --             (88)            165
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........        (177)              --               --              --              62            (115)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               63                2              --             (23)             42
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (2)              1              (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2009..       $(179)             $67              $ 2             $(2)           $ 40           $ (72)
                                   =====              ===              ===             ===            ====           =====
Net investment gains
  (losses) on investments
  arising during the
  period....................          86               --               --              --             (30)             56
Reclassification adjustment
  for (gains) losses
  included in net income....          18               --               --              --              (6)             12
Reclassification adjustment
  for OTTI losses excluded
  from net income(1)........         (76)              --               --              --              27             (49)
Impact of net unrealized
  investment (gains) losses
  on deferred policy
  acquisition costs and
  deferred sales
  inducements...............          --               (4)              (1)             --               1              (4)
Impact of net unrealized
  investment (gains) losses
  on future policy
  benefits..................          --               --               --              (1)               *             (1)
                                   -----              ---              ---             ---            ----           -----
BALANCE, DECEMBER 31, 2010..       $(151)             $63              $ 1             $(3)           $ 32           $ (58)
                                   =====              ===              ===             ===            ====           =====



--------

(*)  Amounts less than $1 million

(1) Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

ALL OTHER NET UNREALIZED INVESTMENT GAINS AND LOSSES IN AOCI

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2007....................       $   177             $   (41)           $  1           $  9          $   (51)        $    95
Net investment gains
  (losses) on investments
  arising during the
  period..................        (4,100)                 --              --             --            1,435          (2,665)
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (235)                 --              --             --               82            (153)
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                 912              54             --             (338)            628
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --            (65)              23             (42)
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2008....................        (4,158)                871              55            (56)           1,151          (2,137)
Cumulative impact of the
  adoption of new
  authoritative guidance
  on January 1, 2009......           (78)                 17               1             (1)              21             (40)
Net investment gains
  (losses) on investments
  arising during the
  period..................         5,257                  --              --             --           (1,840)          3,417
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (711)                 --              --             --              249            (462)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............           177                  --              --             --              (62)            115
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --              (1,092)            (63)            --              404            (751)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             63              (22)             41
                                 -------             -------            ----           ----          -------         -------

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                                                                   ACCUMULATED
                                                                                                                      OTHER
                                                                                                                  COMPREHENSIVE
                                                                                  POLICYHOLDERS'     DEFERRED     INCOME (LOSS)
                                                                                      ACCOUNT         INCOME     RELATED TO NET
                              NET UNREALIZED                          DEFERRED     BALANCES AND        TAX         UNREALIZED
                              GAINS (LOSSES)     DEFERRED POLICY       SALES       FUTURE POLICY   (LIABILITY)     INVESTMENT
                            ON INVESTMENTS(1)   ACQUISITION COSTS   INDUCEMENTS      BENEFITS        BENEFIT     GAINS (LOSSES)
                            -----------------   -----------------   -----------   --------------   -----------   --------------
BALANCE, DECEMBER 31,
  2009....................           487                (204)             (7)             6              (99)            183
Net investment gains
  (losses) on investments
  arising during the
  period..................         2,080                  --              --             --             (728)          1,352
Reclassification
  adjustment for (gains)
  losses included in net
  income..................          (119)                 --              --             --               42             (77)
Reclassification
  adjustment for OTTI
  losses excluded from net
  income(2)...............            77                  --              --             --              (27)             50
Impact of net unrealized
  investment (gains)
  losses on deferred
  policy acquisition costs
  and deferred sales
  inducements.............            --                (692)            (11)            --              246            (457)
Impact of net unrealized
  investment (gains)
  losses on future policy
  benefits................            --                  --              --             11               (4)              7
                                 -------             -------            ----           ----          -------         -------
BALANCE, DECEMBER 31,
  2010....................       $ 2,525             $  (896)           $(18)          $ 17          $  (570)        $ 1,058
                                 =======             =======            ====           ====          =======         =======



--------

(1)  Includes cash flow hedges. See Note 12 for information on cash flow hedges.

(2) Represents "transfers out" related to the portion of OTTI losses recognized during the period that were not recognized in earnings for securities with no prior OTTI loss.

     The following rollforward provides a breakdown of the cumulative credit loss component of OTTI losses recognized in earnings of fixed maturity securities still held for which a portion of the loss was recognized in OCI (in millions):

                                                              2010   2009
                                                              ----   ----
BALANCE AT BEGINNING OF YEAR................................  $130   $ --
ADDITIONS
  Credit losses remaining in retained earnings related to
     the change in accounting principle.....................    --     47
  Credit loss impairment recognized in the current period on
     securities previously not impaired.....................    50     24
  Additional credit loss impairments recognized in the
     current period on securities previously impaired.......    29     68
REDUCTIONS
  Credit loss impairments previously recognized on
     securities which matured, were paid down, prepaid or
     sold during the period.................................     8      9
                                                              ----   ----
BALANCE AT END OF YEAR......................................  $201   $130
                                                              ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 6 -- POLICYHOLDERS' LIABILITIES

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances at December 31, 2010 and 2009 were as follows (in millions):

                                                            2010      2009
                                                          -------   -------
Deferred annuities......................................  $37,677   $35,157
Universal life contracts................................   21,642    19,893
Annuities certain.......................................      424       295
Supplementary contracts without life contingencies......      357       338
Unearned revenue liability..............................      334       350
Guaranteed minimum accumulation benefit.................      222       235
                                                          -------   -------
  TOTAL POLICYHOLDERS' ACCOUNT BALANCES.................  $60,656   $56,268
                                                          =======   =======



     Policyholders' account balances on the above contracts are equal to cumulative deposits plus interest credited less withdrawals and less mortality and expense charges, where applicable.

     Unearned revenue liability represents amounts that have been assessed to compensate the insurer for services to be performed over future periods.

     The Guaranteed Minimum Accumulation Benefit ("GMAB") is the fair value of embedded derivatives on deferred annuity contracts.

     At December 31, 2010 and 2009, of the total policyholders' account balances of $60,656 million and $56,268 million, respectively, the total amounts related to policyholders' account balances that have surrender privileges were $59,814 million and $55,544 million, respectively. The amounts redeemable in cash by policyholders at December 31, 2010 and 2009 were $57,498 million and $53,300 million, respectively.

     The following table highlights the interest rate assumptions generally utilized in calculating policyholders' account balances, as well as certain withdrawal characteristics associated with these accounts at December 31, 2010:

PRODUCT                     INTEREST RATE     WITHDRAWAL/SURRENDER CHARGES
-------                     ---------------   -----------------------------------------------
Deferred annuities........  1.00% to 10.00%   Surrender charges 0% to 10% for up to 10 years.
Annuities certain.........  0.50% to 5.00%    No surrender or withdrawal charges.
Universal life contracts..  2.73% to 10.00%   Various up to 19 years.
Supplementary contracts
  without life
  contingencies...........  1.50% to 3.50%    No surrender or withdrawal charges.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  FUTURE POLICY BENEFITS

     Future policy benefits at December 31, 2010 and 2009 were as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Life insurance:
  Taiwan business -- 100% coinsured.......................  $  902   $  775
  Other life..............................................     129      102
                                                            ------   ------
       Total life insurance...............................   1,031      877
Individual and group payout annuities.....................   5,867    4,369
Other contract liabilities................................      39       46
                                                            ------   ------
     TOTAL FUTURE POLICY BENEFITS.........................  $6,937   $5,292
                                                            ======   ======



     Other than the 100% coinsured business, there were no amounts related to policies that have surrender privileges or amounts redeemable in cash by policyholders.

     The following table highlights the key assumptions generally utilized in the calculation of future policy benefit reserves at December 31, 2010:

PRODUCT                            MORTALITY               INTEREST RATE           ESTIMATION METHOD
-------                            ---------------------   ---------------------   ---------------------
Life insurance:                    Based upon best         3.80% to 7.50%          Net level premium
  Taiwan business --               estimates at time of                            reserve taking into
  100% coinsured                   policy issuance with                            account death
                                   provision for adverse                           benefits, lapses and
                                   deviations ("PAD").                             maintenance expenses
                                                                                   with PAD.
Individual and group payout        Based upon best         3.94% to 9.50%          Present value of
  annuities                        estimates at time of                            expected future
                                   policy issuance with                            payments at a rate
                                   PAD.                                            expected at issue
                                                                                   with PAD.


  GUARANTEED MINIMUM BENEFITS

     At December 31, 2010 and 2009, the Company had variable contracts with guarantees. (Note that the Company's variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive). For guarantees of amounts in the event of death, the net amount at risk is defined as the current Guaranteed Minimum Death Benefit ("GMDB") in excess of the current account balance at the balance sheet date. For guarantees of accumulation balances, the net amount at risk is defined as GMAB minus the current account balance at the balance sheet date.

  VARIABLE ANNUITY CONTRACTS -- GMDB AND GMAB

     The Company issues certain variable annuity contracts with GMDB and GMAB features that guarantee either:

          a) Return of deposits: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals).

          b) Ratchet: the benefit is the greatest of the current account value, premiums paid (adjusted for withdrawals), or the highest account value on any contractually specified anniversary up to contractually specified ages (adjusted for withdrawals).

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table provides the account value, net amount at risk and average attained age of contract holders at December 31, 2010 and 2009 for GMDB and GMAB ($ in millions):

                                                                  2010
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)           (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $5,737            $3,103           $12,165
Net amount at risk......................       $   67            $   62           $   519
Average attained age of contract
  holders...............................           57                56                61



                                                                  2009
                                          ---------------------------------------------------
                                                RETURN OF NET DEPOSITS            RATCHET
                                          ---------------------------------   ---------------
                                          IN THE EVENT OF   ACCUMULATION AT   IN THE EVENT OF
                                               DEATH         SPECIFIED DATE        DEATH
                                               (GMDB)            (GMAB)            (GMDB)
                                          ---------------   ---------------   ---------------
Account value...........................       $4,552            $2,283           $11,342
Net amount at risk......................       $  179            $  172           $ 1,277
Average attained age of contract
  holders...............................           58                56                61


     The following summarizes the liabilities for guarantees on variable contracts reflected in the general account in future policy benefits for GMDB and policyholders' account balances for GMAB in the accompanying Consolidated Balance Sheet (in millions):

                                                       GMDB   GMAB   TOTALS
                                                       ----   ----   ------
Balance at January 1, 2008...........................  $ 42   $ 72    $114
  Incurred guarantee benefits........................    33    244     277
  Paid guarantee benefits............................   (10)    --     (10)
                                                       ----   ----    ----
Balance at December 31, 2008.........................    65    316     381
  Incurred guarantee benefits........................     1    (81)    (80)
  Paid guarantee benefits............................   (22)    --     (22)
                                                       ----   ----    ----
Balance at December 31, 2009.........................    44    235     279
  Incurred guarantee benefits........................     5    (12)     (7)
  Paid guarantee benefits............................   (11)    (1)    (12)
                                                       ----   ----    ----
BALANCE AT DECEMBER 31, 2010.........................  $ 38   $222    $260
                                                       ====   ====    ====



     For GMABs, incurred guaranteed minimum benefits incorporate all changes in fair value other than amounts resulting from paid guarantee benefits. GMABs are considered to be embedded derivatives and are recognized at fair value through interest credited to policyholders' account balances in the accompanying Consolidated Statement of Income (refer to Note 15 -- Fair Value Measurements).

     The GMDB liability is determined each period end by estimating the expected value of death benefits in excess of the projected account balance and recognizing the excess ratably over the accumulation period based on total expected assessments in accordance with applicable guidance. The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to increase in liabilities for future policy benefits in the accompanying Consolidated Statement of Income, if actual experience or other evidence suggests that earlier assumptions should be revised.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following assumptions and methodology were used to determine the GMDB liability at December 31, 2010 and 2009:

     - Data used was 1,000 stochastically generated investment performance scenarios.

     - Mean investment performance assumption ranged from 5.42% to 6.73% for 2010 and 5.85% to 6.88% for 2009.

     - Volatility assumption ranged from 13.47% to 15.45% for 2010 and was 14.26% for 2009.

     - Mortality was assumed to be 91.00% of the A2000 table for 2010 and 2009.

     - Lapse rates vary by contract type and duration and range from 0.50% to 30.00%, with an average of 6.30% for 2010, and 0.50% to 30.00%, with an average of 6.10% for 2009.

     - Discount rates ranged from 6.69% to 7.25% for 2010 and 6.48% to 7.29% for 2009.

     The following table presents the aggregate fair value of assets at December 31, 2010 and 2009, by major investment fund options (including the general and separate account fund options), held by variable annuity products that are subject to GMDB and GMAB benefits and guarantees. Since variable contracts with GMDB guarantees may also offer GMAB guarantees in each contract, the GMDB and GMAB amounts listed are not mutually exclusive (in millions):

                                                    2010               2009
                                              ----------------   ----------------
                                                GMDB     GMAB      GMDB     GMAB
                                              -------   ------   -------   ------
Separate account:
  Equity....................................  $ 8,523   $1,826   $ 7,383   $1,374
  Fixed income..............................    3,412      635     2,970      462
  Balanced..................................    2,427      463     2,007      287
General account.............................    3,540      179     3,534      160
                                              -------   ------   -------   ------
     TOTAL..................................  $17,902   $3,103   $15,894   $2,283
                                              =======   ======   =======   ======



  ADDITIONAL LIABILITY FOR INDIVIDUAL LIFE PRODUCTS

     Certain individual life products require additional liabilities for contracts with excess insurance benefit features. These excess insurance benefit features are generally those that result in profits in early years and losses in subsequent years. For the Company's individual life contracts, this requirement primarily affects universal life policies with cost of insurance charges that are significantly less than the expected mortality costs in the intermediate and later policy durations.

     Generally, the Company has separately defined an excess insurance benefit feature to exist when expected mortality exceeds all assessments. This insurance benefit feature is in addition to the base mortality feature, which the Company defines as expected mortality not in excess of assessments.

     The following table summarizes the liability for excess insurance benefit features reflected in the general account in future policy benefits at December 31, 2010, 2009 and 2008 (in millions):

                                                           2010   2009   2008
                                                           ----   ----   ----
Beginning balance........................................   $45    $41    $29
Net liability increase...................................    23      4     12
                                                            ---    ---    ---
ENDING BALANCE...........................................   $68    $45    $41
                                                            ===    ===    ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 7 -- SEPARATE ACCOUNTS

  SEPARATE ACCOUNTS REGISTERED WITH THE SEC

     The Company maintains separate accounts, which are registered with the SEC, for its variable deferred annuity and variable life products with assets of $17,653 million and $15,307 million at December 31, 2010 and 2009, respectively. The assets of the registered separate accounts represent investments in shares of the MainStay VP Series Fund, Inc. managed by NYL Investments and other non-proprietary funds.

  SEPARATE ACCOUNTS NOT REGISTERED WITH THE SEC

     The Company also maintains separate accounts, which are not registered with the SEC, with assets of $1,106 million and $782 million at December 31, 2010 and 2009, respectively. The assets in these separate accounts are comprised of MainStay VP Series Fund, Inc. managed by NYL Investments, other non- proprietary funds and limited partnerships.

     See Note 6 -- Policyholders' Liabilities, for information regarding separate accounts with contractual guarantees for GMDB and GMAB.

NOTE 8 -- DEFERRED POLICY ACQUISITION COSTS AND SALES INDUCEMENTS

     The following is an analysis of DAC for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                      2010      2009     2008
                                                     ------   -------   ------
Balance at beginning of year.......................  $4,041   $ 4,667   $3,431
  Current year additions...........................     640       715      673
  Amortized during year............................    (557)     (312)    (349)
                                                     ------   -------   ------
  Balance at end of year before related
     adjustments...................................   4,124     5,070    3,755
  Adjustment for change in unrealized investment
     (gains)/losses................................    (695)   (1,029)     912
                                                     ------   -------   ------
  BALANCE AT END OF YEAR...........................  $3,429   $ 4,041   $4,667
                                                     ======   =======   ======



  SALES INDUCEMENTS

     Changes in deferred sales inducements included in other assets in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010, 2009 and 2008 are as follows (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Balance at beginning of year...........................  $313   $331   $272
  Current year additions...............................   103     64     64
  Amortized during year................................   (50)   (21)   (59)
                                                         ----   ----   ----
  Balance at end of year before related adjustments....   366    374    277
  Adjustment for change in unrealized investment
     (gains)/losses....................................   (12)   (61)    54
                                                         ----   ----   ----
  BALANCE AT END OF YEAR...............................  $354   $313   $331
                                                         ====   ====   ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 9 -- INCOME TAXES

     A summary of the components of the net total income tax expense (benefit) for the years ended December 31, 2010, 2009 and 2008, respectively, included in the accompanying Consolidated Statement of Income are as follows (in millions):

                                                        2010   2009    2008
                                                        ----   ----   -----
Current:
  Federal.............................................  $133   $206   $(167)
  State and local.....................................     3      1      --
                                                        ----   ----   -----
                                                         136    207    (167)
Deferred:
  Federal.............................................    72     53     104
                                                        ----   ----   -----
TOTAL INCOME TAX EXPENSE (BENEFIT)....................  $208   $260   $ (63)
                                                        ====   ====   =====



     Pursuant to the tax allocation agreement discussed in Note 2 -- Significant Accounting Policies, as of December 31, 2010 and 2009, the Company recorded a net income tax receivable (payable) from (to) New York Life of $37 million and ($183) million, included in other assets and other liabilities, respectively, in the accompanying Consolidated Balance Sheet.

     The Company's actual income tax expense for the years ended December 31, 2010, 2009 and 2008, respectively, differs from the expected amount computed by applying the U.S. statutory federal income tax rate of 35% for the following reasons:

                                                         2010   2009    2008
                                                         ----   ----   -----
Statutory federal income tax rate......................  35.0%  35.0%   35.0%
Tax exempt income......................................  (3.5)% (1.1)% 149.4%
Uncertain tax position.................................  (5.6)%  0.2%   (7.5)%
Investment credits.....................................  (1.7)% (0.8)%  14.8%
Other..................................................   0.0%  (0.5)%   4.5%
                                                         ----   ----   -----
EFFECTIVE TAX RATE.....................................  24.2%  32.8%  196.2%
                                                         ====   ====   =====



     Deferred income taxes are generally recognized, based on enacted tax rates, when assets and liabilities have different values for financial statement and tax purposes. The Company's management has concluded that the deferred tax assets are more likely than not to be realized. Therefore, no valuation allowance has been provided.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The components of the net deferred tax liability reported in other liabilities in the accompanying Consolidated Balance Sheet as of December 31, 2010 and 2009, respectively, are as follows (in millions):

                                                             2010     2009
                                                            ------   ------
Deferred tax assets:
  Future policyholder benefits............................  $  623   $  696
  Employee and agents benefits............................      61       66
  Other...................................................      11       12
                                                            ------   ------
     Gross deferred tax assets............................     695      774
                                                            ------   ------
Deferred tax liabilities:
  DAC.....................................................     928    1,146
  Investments.............................................     787       97
  Other...................................................       1        1
                                                            ------   ------
     Gross deferred tax liabilities.......................   1,716    1,244
                                                            ------   ------
       NET DEFERRED TAX LIABILITY.........................  $1,021   $  470
                                                            ======   ======



     The Company has no net operating or capital loss carryforwards.

     The Company's federal income tax returns are routinely examined by the Internal Revenue Service ("IRS") and provisions are made in the financial statements in anticipation of the results of these audits. The IRS has completed audits through 2004 and is currently auditing tax years 2005 through 2007. There were no material effects on the Company's results of operations as a result of these audits. The Company believes that its recorded income tax liabilities are adequate for all open years.

     A reconciliation of the beginning and ending amount of unrecognized tax benefits at December 31, 2010, 2009 and 2008, respectively, are as follows (in millions):

                                                         TOTAL UNRECOGNIZED
                                                            TAX BENEFITS
                                                         ------------------
                                                         2010   2009   2008
                                                         ----   ----   ----
BEGINNING OF PERIOD BALANCE............................  $117   $117   $107
Reductions for tax positions of prior years............    --     (9)    (1)
Additions for tax positions of current year............     1      9     24
Settlements with tax authorities.......................   (49)    --    (13)
                                                         ----   ----   ----
END OF PERIOD BALANCE..................................  $ 69   $117   $117
                                                         ====   ====   ====



     As of December 31, 2010, the Company had unrecognized tax benefits that, if recognized, would impact the effective tax rate by less than $1 million. The Company's total amount of unrecognized tax benefits that, if recognized, would impact the effective tax rate as of December 31, 2009 and 2008, are $44 million and $42 million, respectively. Total interest expense associated with the liability for unrecognized tax benefits for the years ended December 31, 2010, 2009 and 2008, aggregated $3 million, $6 million and $7 million, respectively, and are included in income tax expense (benefit) in the accompanying Consolidated Statement of Income. At December 31, 2010, 2009 and 2008, the Company had $14 million, $31 million and $30 million, respectively, of accrued interest associated with the liability for unrecognized tax benefits, which are reported in the accompanying Consolidated Balance Sheet (included in other liabilities). The $17 million decrease from December 31, 2009 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $3 million of interest expense and a $20 million decrease resulting from IRS settlements. The $1 million increase from December 31,

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

2008 in accrued interest associated with the liability for unrecognized tax benefits is the result of an increase of $6 million of interest expense and a $5 million decrease resulting from IRS settlements. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

NOTE 10 -- REINSURANCE

     The Company enters into reinsurance agreements in the normal course of its insurance business to reduce overall risk and to be able to issue life insurance policies in excess of its retention limits. Currently, the Company reinsures the mortality risk on new life insurance policies on a quota-share yearly renewable term basis for almost all products. The Company had typically retained 10% of each risk until 2005 when it began retaining larger shares on many products. The quota-share retained now ranges from 10% to 63% and most products are fully retained if the policy size is less than $1 million. Most of the reinsured business is on an automatic basis. Cases in excess of the Company's retention and certain substandard cases are reinsured facultatively. The Company does not have any individual life reinsurance agreements that do not transfer risk or contain risk-limiting features.

     The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business it has assumed. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable in order to minimize its exposure to losses from reinsurer insolvencies. When necessary, an allowance is recorded for reinsurance the Company cannot collect. Three reinsurance companies account for approximately 78% and 76% of the reinsurance ceded to non-affiliates at December 31, 2010 and 2009, respectively.

     In December 2004, the Company reinsured 90% of a block of in-force life insurance business, consisting of Universal Life, Variable Universal Life ("VUL"), Target Life and Asset Preserver, with New York Life. The agreement used a combination of coinsurance with funds withheld for the fixed portion maintained in the general account and modified coinsurance ("MODCO") for the VUL policies in the Separate Accounts. Under both the MODCO and Funds Withheld treaties, the Company will retain the assets held in relation to the policyholders' account balances and separate account liabilities. An experience refund will be paid to the Company at the end of each quarterly accounting period for 100% of the profits in excess of $5 million per year. Under authoritative guidance related to derivatives and hedging, the Funds Withheld and the MODCO treaties, along with the experience rating refund represents an embedded derivative, which is required to be carried at fair value. The fair value of this embedded derivative approximated $48 million and $5 million at December 31, 2010 and 2009, respectively, and is included in amounts recoverable from reinsurer in the accompanying Consolidated Balance Sheet. The change in fair value of this embedded derivative was $43 million, ($4) million and $5 million for the years ended December 31, 2010, 2009 and 2008, respectively, and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income.

     In connection with the above described reinsurance agreement with New York Life, the Company recorded a deferred gain of $244 million, which includes the $25 million purchase price and $219 million of GAAP reserves recoverable from the reinsurer in excess of the funds withheld liability. For the years ended December 31, 2010, 2009 and 2008, $1 million, $32 million and $75 million, respectively, of the deferred gain was amortized and is included in net revenue from reinsurance in the accompanying Consolidated Statement of Income. The effect of this

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


affiliated reinsurance agreement for the years ended December 31, 2010, 2009 and 2008 was as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Fees-universal life policies ceded..................  $  293   $  283   $  305
Net revenue from reinsurance........................  $  216   $  143   $  211
Policyholders' benefits ceded.......................  $  116   $  132   $   95
Amounts recoverable from reinsurer..................  $6,193   $5,909   $5,692
Amounts payable to reinsurer........................  $6,146   $5,905   $5,653
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


     Effective July 1, 2002, the Company transferred the Taiwan branch's insurance book of business to an affiliated company, New York Life Insurance Taiwan Corporation ("NYLT"), an indirect wholly owned subsidiary of New York Life. The Company is jointly liable with NYLT for two years from the giving of notice to all obligees for all matured obligations and for two years after the maturity date of not-yet matured obligations. NYLT is also contractually liable, under indemnification provisions of the transaction, for any liabilities that may be asserted against the Company. The transfer of the branch's net assets was accounted for as a long-duration coinsurance transaction. Under this accounting treatment, the insurance related liabilities remain on the books of the Company and an offsetting reinsurance recoverable is established. Additionally, premiums and benefits associated with any business sold prior to July 1, 2002 are reflected in the Company's accompanying Consolidated Statement of Income.

     Accordingly, the Company recorded the following with respect to this transaction (in millions):

                                                         2010   2009   2008
                                                         ----   ----   ----
Amounts recoverable from reinsurer.....................  $902   $775   $702
Premiums ceded.........................................  $ 68   $ 68   $ 74
Benefits ceded.........................................  $ 42   $ 32   $367

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The effects of all reinsurance for the years ended December 31, 2010, 2009 and 2008 were as follows (in millions):

                                                       2010     2009     2008
                                                      ------   ------   ------
Premiums:
  Direct............................................  $1,961   $1,865   $1,447
  Assumed...........................................       2        2        2
  Ceded.............................................     (71)     (70)     (75)
                                                      ------   ------   ------
Net premiums........................................  $1,892   $1,797   $1,374
                                                      ======   ======   ======
Fees-universal life and annuity policies ceded......  $  572   $  542   $  539
Net revenue from reinsurance........................  $  218   $  145   $  206
Policyholders' benefits ceded.......................  $  410   $  384   $  704
Increase in ceded liabilities for future
  policyholder benefits.............................  $   16   $   15   $   16
Amounts recoverable from reinsurer:
  Affiliated........................................  $7,095   $6,684   $6,394
  Unaffiliated......................................  $  255   $  243   $  210
Amounts payable to reinsurer:
  Affiliated........................................  $6,148   $5,906   $5,653
  Unaffiliated......................................  $   37   $   35   $   33
Other liabilities (deferred gain, net of
  amortization).....................................  $   18   $   19   $   51


NOTE 11 -- DEBT

     Debt consisted of the following at December 31, 2010 and 2009 (in millions):

                                                               2010   2009
                                                               ----   ----
RECOURSE DEBT
  Payable to Capital Corporation.............................   $10    $51
  Other......................................................     5      5
                                                                ---    ---
     Total recourse debt.....................................    15     56
                                                                ---    ---
NON-RECOURSE DEBT
  Other......................................................     5     14
                                                                ---    ---
     Total non-recourse debt.................................     5     14
                                                                ---    ---
TOTAL DEBT...................................................   $20    $70
                                                                ===    ===



  RECOURSE DEBT

     At December 31, 2010 and 2009, the Company had an outstanding debt balance of $10 million and $51 million, respectively, with New York Life Capital Corporation ("Capital Corporation"), an indirect wholly owned subsidiary of New York Life. Refer to Note 14 -- Related Party Transactions.

     Other consists of a promissory note the Company issued on November 1, 2006, in the amount of $8 million at a fixed interest rate of 5.5% per annum in connection with the purchase of a membership interest in Aeolus Wind Power II LLC. The note calls for the Company to make quarterly payments of principal and interest with the first installment paid on January 31, 2007 and the final installment due on July 31, 2016. The note may not be prepaid in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


whole or in part and there are no collateral requirements. The carrying amount of the note at December 31, 2010 and 2009 was $5 million.

  NON-RECOURSE DEBT

     At December 31, 2010 and 2009, the Company was required to consolidate one structured investment in which the Company is considered the primary beneficiary with an outstanding debt balance of $5 million and $14 million, respectively. Refer to Note 4 -- Investments.

NOTE 12 -- DERIVATIVE FINANCIAL INSTRUMENTS AND RISK MANAGEMENT

     The Company uses derivative financial instruments to manage interest rate, currency, market and credit risk. These derivative financial instruments include foreign exchange forward contracts; interest rate and equity options; interest rate, inflation, and credit default and currency swaps. The Company also uses written covered call options in order to generate income. The Company does not engage in derivative financial instrument transactions for speculative purposes. See Note 2 -- Significant Accounting Policies for a detailed discussion of the types of derivatives the Company enters into, the Company's objectives and strategies for using derivative instruments and how they are accounted for.

     The Company deals with highly rated counterparties and does not expect the counterparties to fail to meet their obligations under the contracts. The Company has controls in place to monitor credit exposures by limiting transactions with specific counterparties within specified dollar limits and assessing the creditworthiness of counterparties. The Company uses netting arrangements incorporated in master agreements with counterparties and adjusts transaction levels, when appropriate, to minimize risk. The Company's policy is to not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreements with the associated collateral.

     To further minimize risk, credit support annexes ("CSA") typically are negotiated as part of swap documentation entered into by the Company with counterparties. The CSA defines the terms under which collateral is transferred in order to mitigate credit risk arising from "in the money" derivative positions. The CSA requires that a derivative counterparty post collateral to secure that portion of its anticipated derivative obligation, taking into account netting arrangements, in excess of a specified threshold. Collateral received is typically invested in short-term investments. Those agreements also include credit contingent provisions whereby the threshold typically declines on a sliding scale with a decline in the counterparties' rating. In addition, certain of the Company's contracts contain provisions that require the Company to maintain a specific investment grade credit rating and if the Company's credit rating were to fall below that specified rating, the counterparty to the derivative instrument could request immediate payout or full collateralization. The Company does not have any derivative instruments with credit-risk-related contingent features that are in a net liability position with the counterparty as of December 31, 2010.

     The Company is exposed to credit-related losses in the event that a counterparty fails to perform its obligations under its contractual terms. For contracts with counterparties where no netting provisions are specified in the master agreements, in the event of default, credit exposure is defined as the fair value of contracts in a gain position at the reporting date, net of any collateral held under a CSA with that counterparty. Credit exposure to counterparties where a netting arrangement is in place, in the event of default, is defined as the net fair value, if positive, of all outstanding contracts with each specific counterparty, net of any collateral held under a CSA with that counterparty. As of December 31, 2010 and 2009, the Company held collateral for derivatives of $167 million and $153 million, respectively. Credit risk exposure in a net gain position, net of offsets and collateral, was $28 million and $58 million at December 31, 2010 and 2009, respectively.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Notional or contractual amounts of derivative financial instruments provide a measure of involvement in these types of transactions and do not represent the amounts exchanged between the parties engaged in the transaction. The amounts exchanged are determined by reference to the notional amounts and other terms of the derivative financial instruments, which relate to interest rates, exchange rates or other financial indices.

     In September 2008, one of the Company's derivative counterparties, Lehman Brothers Special Financing Inc. ("Lehman Brothers"), filed for Chapter 11 bankruptcy. As a result, the Company terminated all derivative contracts with Lehman Brothers prior to their scheduled maturity dates. A gain of $5 million, which represents the effective portion of hedging contracts at the date they were de-designated, was recorded in AOCI. The gains will be reclassified into net investment losses in the accompanying Consolidated Statement of Income when the hedged forecasted transactions occur. At December 31, 2008 a gain from the ineffective portion of the hedge transactions of $2 million, along with the gain on contracts that did not qualify for hedge accounting of $3 million, resulted in an aggregate realized gain of $5 million in net investment losses in the accompanying Consolidated Statement of Income.

     The following table presents the notional amount, number of contracts and gross fair value of derivative instruments that are qualifying and designated as hedging instruments, by type of hedge designation, and those that are not designated as hedging instruments (excluding embedded derivatives) at December 31, 2010 and 2009 (in

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


millions, except for number of contracts). See Note 15 -- Fair Value Measurements for a discussion of valuation methods for derivative instruments.

                                              DECEMBER 31, 2010                          DECEMBER 31, 2009
                                  ----------------------------------------   ----------------------------------------
                                         VOLUME            FAIR VALUE(1)            VOLUME            FAIR VALUE(1)
                        PRIMARY   --------------------   -----------------   --------------------   -----------------
                         RISK                NUMBER OF                                  NUMBER OF
                       EXPOSURE   NOTIONAL   CONTRACTS   ASSET   LIABILITY   NOTIONAL   CONTRACTS   ASSET   LIABILITY
                       --------   --------   ---------   -----   ---------   --------   ---------   -----   ---------
DERIVATIVES
  DESIGNATED AS
  HEDGING:
CASH FLOW HEDGES:
  Interest rate
     swaps...........  Interest    $    37        2       $  8      $--       $    37        2       $  6      $--
  Currency swaps.....  Currency        203       13           *      19           218       14          1       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     DESIGNATED AS
     HEDGING
     INSTRUMENTS.....                  240       15          8       19           255       16          7       16
                                   -------      ---       ----      ---       -------      ---       ----      ---
DERIVATIVES NOT
  DESIGNATED AS
  HEDGING:
  Interest rate
     swaps...........  Interest        249       37         13        9           292       42         18        7
  Interest rate
     options.........  Interest     17,760       56         58       --        19,475       47        100       --
  Swaptions..........  Interest      6,781       31         62       --            --       --         --       --
  Corridor options...  Interest     18,650      166         27       --        20,725      184         74       --
  Currency swaps.....  Currency         72        3          1        3            --       --         --       --
  Currency forwards..  Currency         34       12          1         *             *       2         --         *
  Equity options.....  Market          275       25         40       --           844       35         31       --
  Credit default
     swaps:
     Buy protection..  Credit           12        3         --         *           12        3         --        1
     Sell
       protection....  Credit            1        1         --         *            1        1         --         *
  Average call rate
     spread..........  Interest         17        2         --        1            --       --         --       --
                                   -------      ---       ----      ---       -------      ---       ----      ---
  TOTAL DERIVATIVES
     NOT DESIGNATED
     AS HEDGING
     INSTRUMENTS.....               43,851      336        202       13        41,349      314        223        8
                                   -------      ---       ----      ---       -------      ---       ----      ---
  ACCRUED INVESTMENT
     INCOME..........                   --       --         --       --            --       --           *      --
                                   -------      ---       ----      ---       -------      ---       ----      ---
TOTAL DERIVATIVES....              $44,091      351       $210      $32       $41,604      330       $230      $24
                                   =======      ===       ====      ===       =======      ===       ====      ===



--------

*    Amounts are less than $1 million.

(1) The estimated fair value of all derivatives in an asset position is reported within other investments, with the exception of accrued investment income, which is reported with investment income due and accrued in the accompanying Consolidated Balance Sheet, and the estimated fair value of all derivatives in a liability position, including investment income payable on derivatives, is reported within other liabilities in the accompanying Consolidated Balance Sheet. For 2010, accrued investment income on derivatives and investment income payable on derivatives was excluded from the above table.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  CASH FLOW HEDGES

     The following table presents the effects of derivatives in cash flow hedging relationships in the accompanying Consolidated Statement of Income and the Consolidated Statement of Stockholder's Equity for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                           AMOUNT OF                   AMOUNT OF                   AMOUNT OF
                                          GAIN (LOSS)                 GAIN (LOSS)                 GAIN (LOSS)
                                         RECOGNIZED IN             RECLASSIFIED FROM           RECLASSIFIED FROM
                                       OCI ON DERIVATIVE          AOCI INTO NET INCOME        AOCI INTO NET INCOME
                                    (EFFECTIVE PORTION)(1)        (EFFECTIVE PORTION)        (INEFFECTIVE PORTION)
                                    ----------------------     -------------------------     ---------------------
                                                                   NET            NET
                                                               INVESTMENT     INVESTMENT
                                                                 LOSSES         INCOME
                                                               ----------


                                                                              ----------
FOR THE YEAR ENDED 12/31/2010:
Interest rate contracts........              $ 10                  $ 8           $  1                 $--
Currency contracts.............               (12)                  (7)            (2)                 --
                                             ----                  ---           ----                 ---
Total..........................              $ (2)                 $ 1           $ (1)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2009:
Interest rate contracts........              $(20)                 $ 4           $ (1)                $--
Currency contracts.............               (32)                  --            (12)                 --
                                             ----                  ---           ----                 ---
Total..........................              $(52)                 $ 4           $(13)                $--
                                             ====                  ===           ====                 ===
FOR THE YEAR ENDED 12/31/2008:
Interest rate contracts........              $ 21                  $--           $ --                 $--
Currency contracts.............                24                   --             10                  --
                                             ----                  ---           ----                 ---
Total..........................              $ 45                  $--           $ 10                 $--
                                             ====                  ===           ====                 ===



--------

(1) The amount of gain (loss) recognized in OCI is reported as a change in net unrealized investment gains (losses), a component of AOCI, in the accompanying Consolidated Statement of Stockholder's Equity.

     In 2010, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging. In December 31, 2009, the Company discontinued cash flow hedge accounting on an interest rate swap that was hedging the forecasted interest payments on an underlying interest only strip for which a $4 million impairment loss was taken on the underlying bond. The Company believes that it is no longer probable that all of the remaining forecasted cash flows will still occur due to credit concerns. Hedge accounting was discontinued and an offsetting gain of $4 million has been reclassified from AOCI into net investment losses in the accompanying Consolidated Statement of Income at December 31, 2009. There are no deferred gains or losses remaining in OCI after the reclassification. The swap will be carried at fair value with changes recognized in net investment losses. In 2008, there were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transactions did not occur on the anticipated date or in the additional time period permitted under the authoritative guidance on derivatives and hedging.

     There were no hedged forecasted transactions, other than the receipt or payment of variable interest payments.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     Presented below is a roll forward of the components of AOCI, before taxes, related to cash flow hedges (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Balance, beginning of year..............................  $(10)  $ 33   $ (2)
(Losses) gains deferred in OCI on the effective portion
  of cash flow hedges...................................    (2)   (52)    45
Losses (gains) reclassified to net income...............    --      9    (10)
                                                          ----   ----   ----
Balance, end of year....................................  $(12)  $(10)  $ 33
                                                          ====   ====   ====



     For cash flow hedges, the estimated amount of existing losses that are reported in AOCI at December 31, 2010 related to periodic interest payments on assets and liabilities being hedged that is expected to be reclassified into earnings within the next 12 months is less than $1 million.

  DERIVATIVES NOT QUALIFYING OR DESIGNATED AS HEDGING INSTRUMENTS

     The Company has derivative instruments that are not designated or do not qualify for hedge accounting treatment. The following table provides the income statement classification and amount of gains and losses on derivative instruments not designated as hedging instruments for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                            AMOUNT OF GAIN
                                                          (LOSS) RECOGNIZED
                                                              IN INCOME
                                                          ON DERIVATIVES(1)
                                                         -------------------
                                                          2010   2009   2008
                                                         -----   ----   ----
Interest rate swaps....................................  $  (6)  $ 13    $--
Swaptions..............................................     11     --     --
Interest rate caps.....................................    (55)     1     --
Currency swaps.........................................     (2)    --     --
Corridor options.......................................    (47)    56    (30)
Currency forwards......................................      2     (1)    --
Equity options.........................................     (6)   (53)    44
Futures................................................    (32)   (16)    --
Bond forwards..........................................     25     --     --
Credit default swaps
  CDS -- buy protection................................       *    (1)    (1)
  CDS -- sell protection...............................       *      *    (1)
                                                         -----   ----    ---
Total..................................................  $(110)  $ (1)   $12
                                                         =====   ====    ===



--------

*    Recognized loss is less than $1 million.

(1) The amount of gain (loss) is reported within net investment gains (losses) in the Consolidated Statement of Income.

     The Company enters into credit default swaps ("CDS") both to buy loss protection from, and sell loss protection to a counterparty in the event of default of a reference obligation or a reference pool of assets. The Company also sells CDS protection on a basket of U.S. securities and indexes in order to swap the credit risk from certain foreign denominated fixed maturities. The approximate term of these contracts ranges from three to ten years. At December 31, 2010, 2009 and 2008, the Company had four open contracts, for CDS at a notional amount of $13 million, with a negative fair value of less than $1 million, $1 million and $2 million, respectively. Realized

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


gains of less than $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded for the year ended December 31, 2010. For the year ended December 31, 2009, realized losses of $1 million, which includes realized gains of less than $1 million related to credit protection sold, were recorded. For the year ended December 31, 2008, realized losses of $2 million, which includes realized losses of $1 million related to credit protection sold, were recorded. These amounts are reflected in net investment gains (losses) in the accompanying Consolidated Statement of Income.

     The maximum amount the Company would be required to pay under swaps in which credit protection was sold, assuming all referenced obligations default at a total loss without recoveries, would be $1 million for December 31, 2010, 2009 and 2008. The market value of swaps for credit protection sold was less than $1 million for December 31, 2010, 2009 and 2008. The Company posted collateral in the amount of $1 million, $2 million and $1 million for December 31, 2010, 2009 and 2008 respectively, on open positions for credit protection sold.

  EMBEDDED DERIVATIVES

     The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. As of December 31, 2010 and 2009, there were no embedded derivatives that could not be separated from their host contracts.

     The following table presents the fair value amounts of the Company's embedded derivatives at December 31, 2010 and 2009 (in millions):

                                                                                  FAIR VALUE
                                                                                 -----------
                                                  BALANCE SHEET LOCATION         2010   2009
                                           -----------------------------------   ----   ----
EMBEDDED DERIVATIVES IN ASSET HOST
  CONTRACTS:
Other(1).................................  Amounts recoverable from reinsurers   $ 48   $  5
EMBEDDED DERIVATIVES IN LIABILITY HOST
  CONTRACTS:
Guaranteed minimum accumulation
  benefits(1)............................  Policyholders' account balances       $222   $235


--------

(1) For further information on these embedded derivatives refer to Note 15 -- Fair Value Measurements.

     The following table presents the changes in fair value related to embedded derivatives for the years ended December 31, 2010, 2009 and 2008 (in millions):

                                                          2010   2009   2008
                                                          ----   ----   ----
Net revenue from reinsurance............................  $ 43    $(4)  $  6
Interest credited to policyholders' account balances....  $(25)   $90)  $236


NOTE 13 -- COMMITMENTS AND CONTINGENCIES

  LITIGATION

     The Company is a defendant in individual and/or alleged class action suits arising from its agency sales force, insurance (including variable contracts registered under the federal securities law), investment, retail securities, and/or other operations, including actions involving retail sales practices. Most of these actions seek substantial or unspecified compensatory and punitive damages. The Company is also from time to time involved in various governmental, administrative, and investigative proceedings and inquiries.

     Notwithstanding the uncertain nature of litigation and regulatory inquiries, the outcome of which cannot be predicted, the Company believes that, after provisions made in the consolidated financial statements, the ultimate liability that could result from litigation and proceedings would not have a material adverse effect on the Company's

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


financial position; however, it is possible that settlements or adverse determinations in one or more actions or other proceedings in the future could have a material adverse effect on the Company's operating results for a given year.

  ASSESSMENTS

     Most of the jurisdictions in which the Company is licensed to transact business, require life insurers to participate in guaranty associations which are organized to pay contractual benefits pursuant to insurance policies issued by impaired, insolvent or failed life insurers. In the U.S. these associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the line of business in which the impaired, insolvent or failed life insurer is engaged. Some states permit member insurers to recover assessments through full or partial premium tax offsets.

     The Company received notification of the insolvency of various life insurers. It is expected that these insolvencies will result in remaining guaranty fund assessments against the Company of approximately $39 million and $12 million which have been accrued in other liabilities in the accompanying Consolidated Balance Sheet for the years ended December 31, 2010 and 2009, respectively.

  GUARANTEES

     The Company, in the ordinary course of its business, has numerous agreements with respect to its related parties and other third-parties. In connection with such agreements there may be related commitments or contingent liabilities, which may take the form of guarantees. The Company believes the ultimate liability that could result from these guarantees would not have a material adverse effect on the Company's financial position.

  LOANED SECURITIES AND REPURCHASE AGREEMENTS

     The Company participates in a securities lending program for the purpose of enhancing income on certain securities held. At December 31, 2010 and 2009, $452 million and $449 million, respectively, of the Company's fixed maturity securities were on loan to others. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss. At December 31, 2010 and 2009, the Company recorded cash collateral received under these agreements $461 million, and established a corresponding liability for the same amount, which is included in other liabilities in the accompanying Consolidated Balance Sheet. The Company did not hold collateral in the form of securities at December 31, 2010 and 2009.

     The Company enters into agreements to purchase and resell securities, and agreements to sell and repurchase securities for the purpose of enhancing income on the securities portfolio. At December 31, 2010 and 2009, the Company had agreements to purchase and resell securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $146 million and $172 million at an average coupon rate of 0.19% and 0.01%, respectively. At December 31, 2010 and 2009, the Company had agreements to sell and repurchase securities, which are reflected in the accompanying Consolidated Balance Sheet, totaling $182 million and $535 million at an average coupon rate of 3.94% and 4.23%, respectively.

  LIENS

     Several commercial banks have customary security interests in certain assets of the Company to secure potential overdrafts and other liabilities of the Company that may arise under custody, securities lending and other banking agreements with such banks.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

NOTE 14 -- RELATED PARTY TRANSACTIONS

     The Company has significant transactions with New York Life and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     New York Life provides the Company with services and facilities for the sale of insurance and other activities related to the business of insurance. New York Life charges the Company for the identified costs associated with these services and facilities under the terms of an administrative service agreement between New York Life and the Company. Such costs, amounting to $723 million, $684 million and $668 million for the years ended December 31, 2010, 2009 and 2008, respectively, are reflected in operating expenses and net investment income in the accompanying Consolidated Statement of Income.

     In 2009, the Company received a $1 billion capital contribution in the form of cash of $877 million and fixed maturity securities having a fair value of $123 million, by New York Life. In 2008, the Company received a $1,218 million capital contribution in the form of securities and cash by New York Life. The securities consisted of unaffiliated common stock having a fair value of $902 million, and fixed maturities having a fair value of $301 million. Cash and receivables transferred amounted to $15 million.

     During 2009, the Company sold equity securities in the amount of $266 million to New York Life. The Company also purchased, primarily, fixed maturity and equity securities in the amount of $1,123 million from New York Life.

     The Company is a party to an affiliated group air transportation service agreement entered into with NYLIFE LLC, a direct wholly owned subsidiary of New York Life, in November 2004. Under the terms of the agreement the Company, in conjunction with certain specified affiliates, leases an aircraft from NYLIFE LLC. The aircraft is to be used by members of senior management and directors for business travel under certain circumstances. Personal use of the aircraft by employees and directors is not permitted. Costs associated with the lease are determined on a fully allocated basis and allotted to the parties based on usage. For the years ended December 31, 2010, 2009 and 2008, the Company's share of expenses associated with the lease of the aircraft was $1 million. The agreement expired in November 2009, with automatic one-year renewals, unless terminated earlier. The agreement was renewed for five years, until November 2014.

     The Company has entered into investment advisory and administrative services agreements with NYL Investments whereby NYL Investments provides investment advisory services to the Company. At December 31, 2010, 2009 and 2008, the total cost for these services amounted to $69 million, $53 million and $46 million, respectively, which are included in the costs of services billed by New York Life to the Company, as noted above.

     In addition, NYL Investments has an Investment Advisory Agreement with the Mainstay VP Series Fund, Inc. (the "Fund"), a registered investment company whose shares are sold to various separate accounts of the Company. NYL Investments, the administrator of the Fund, and the Company have entered into agreements regarding administrative services to be provided by the Company. Under the terms of the agreement, NYL Investments pays the Company administrative fees for providing services to the Fund. The Company recorded fee income from NYL Investments for the years ended December 31, 2010, 2009 and 2008 of $16 million, $13 million, and $15 million, respectively.

     At December 31, 2010 and 2009, the Company had a net liability of $241 million and $221 million, respectively, for the above-described services, which are included in other assets and other liabilities in the accompanying Consolidated Balance Sheet. The terms of the settlement generally require that these amounts be settled in cash within ninety days. The terms of the investment advisory agreements require payment ten days from receipt of bill.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     To satisfy its obligations under certain structured settlement agreements with unaffiliated insurance companies, beneficiaries and other non-affiliated entities, the Company owns certain single premium annuities issued by New York Life. The carrying value of the annuity contracts is based upon the actuarially determined value of the obligations under the structured settlement contracts, which generally have some life contingent benefits. The obligations are based upon the actuarially determined present value of expected future payments. Interest rates used in establishing such obligations range from 4.42% to 7.81%. At December 31, 2010 and 2009, the carrying value of the interest in annuity contracts and the obligations under structured settlement agreements in the accompanying Consolidated Balance Sheet amounted to $5,454 million and $4,858 million, respectively. The Company has directed New York Life to make the payments under the annuity contracts directly to the payees under the structured settlement agreements.

     In addition, the Company has issued certain annuity contracts to New York Life in order that New York Life may satisfy its third-party obligations under certain structured settlement agreements. Interest rates used in establishing such obligations range from 5.84% to 6.14%. The Company has been directed by New York Life to make the payments under the annuity contracts directly to the beneficiaries under these structured settlement agreements. At December 31, 2010 and 2009, the amount of outstanding reserves on these contracts included in future policy benefits was $173 million and $176 million, respectively.

     The Company has a variable product distribution agreement with NYLIFE Distributors, an indirect wholly owned subsidiary of New York Life, granting NYLIFE Distributors the exclusive right to distribute, and be the principal underwriter of the Company's variable product policies. NYLIFE Distributors has an agreement with NYLIFE Securities, another indirect wholly owned subsidiary of New York Life, under which registered representatives of NYLIFE Securities solicit sales of these policies. In connection with this agreement, the Company incurred commission expense to NYLIFE Securities' registered representatives of $85 million, $65 million and $86 million, for the years ended December 31, 2010, 2009 and 2008, respectively.

     In addition, the Company entered into a service fee agreement with NYLIFE Securities effective July 1, 2008, as amended on July 1, 2009, whereby NYLIFE Securities charges the Company a fee for management and supervisory services rendered in connection with variable life and variable annuity sales and in-force business. For the years ended December 31, 2010, 2009 and 2008, the Company incurred an expense of $29 million, $28 million and $14 million, respectively, under this agreement. At December 31, 2010 and 2009, the Company recorded no payables to NYLIFE Securities under this agreement.

     The Company has a credit agreement with New York Life, dated April 1, 1999, wherein New York Life can borrow funds from the Company. The maximum amount available to New York Life is $490 million. No outstanding balance was due to the Company at December 31, 2010 and 2009.

     The Company also has a credit agreement with New York Life, dated September 30, 1993, under which the Company can borrow up to $490 million. During 2010, 2009 and 2008, the credit facility was not used, no interest was paid and no outstanding balance was due.

     On December 23, 2004, the Company entered into a credit agreement with Capital Corporation under which the Company can borrow up to $490 million. As of December 31, 2010 and 2009 there was $10 million and $51 million outstanding to Capital Corporation, respectively. Interest expense for 2010 and 2009 was less than $1 million. There was no interest expense for 2008.

     During August 2003, the Company transferred without recourse several private placement debt securities to MCF. MCF is an indirect wholly owned subsidiary of New York Life. MCF paid for the purchase price of the securities transferred by delivering to the Company promissory notes with terms identical to the securities transferred. At December 31, 2010 and 2009, the Company recorded a receivable from MCF, included in investments in affiliates in the accompanying Consolidated Balance Sheet, of $5 million. The Company received interest payments from MCF of less than $1 million for each of the years ended December 31, 2010, 2009 and 2008.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The Company has purchased from MCF participations in collateralized loans to third-parties underwritten by MCF. Under the participation agreements, the Company assumes the performance risk on these loans with no recourse against MCF. In 2010 the Company did not purchase any new loans only additional debt with existing loans. In 2009 the Company purchased certain loans from MCF with a total commitment amount of $73 million. At December 31, 2010, the Company held loans with a total commitment amount of $308 million of which $250 million had been funded and $58 million remained unfunded. At December 31, 2009, the Company held loans with a total commitment amount of $420 million of which $329 million had been funded and $91 million remained unfunded. These loans are reported in other investments in the accompanying Consolidated Balance Sheet.

     On April 30, 2010, the Company entered into a revolving loan agreement with MCF, effective as of January 1, 2010 (the "MCF Loan Agreement"). The MCF Loan Agreement establishes the terms under which the Company may provide funding to MCF for commitments to fund senior debt, subordinated debt and equity investments, each having different terms and conditions, in each case entered into on or after January 1, 2010. The principal amount provided to MCF cannot exceed 2.5% of the Company's statutory admitted assets as of December 31 of the prior year, provided that the total aggregate funding provided to or on behalf of MCF by New York Life and its affiliates will not exceed the lesser of $3.2 billion or 3% of New York Life's statutory admitted assets as of December 31 of the prior year. All outstanding advances made to MCF under the MCF Loan Agreement, together with unpaid interest or accrued return thereon will be due in full on July 1, 2015. At December 31, 2010, the outstanding balance of loans to MCF under the MCF Loan Agreement was $533 million. These loans are reported in investments in affiliates in the accompanying Consolidated Balance Sheet. During 2010, the Company received interest payments from MCF totaling $8 million, which are included in net investment income in the accompanying Consolidated Statement of Income.

     The Company has an arrangement with New York Life whereby a policyholder may convert a New York Life term policy or term rider to a Target Life policy issued by the Company, without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $18 million, $17 million and $4 million for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has an arrangement with NYLIFE Insurance Company of Arizona ("NYLAZ"), a wholly owned subsidiary of New York Life, whereby a policyholder may convert a NYLAZ term policy to a permanent cash value life insurance policy issued by the Company without any additional underwriting. As compensation for this arrangement, the Company recorded other income of $7 million, $6 million, and $2 million from NYLAZ for the years ended December 31, 2010, 2009 and 2008, respectively.

     The Company has issued various Corporate Owned Life Insurance policies to New York Life for the purpose of informally funding certain benefits for New York Life employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, the Company recorded liabilities of approximately $2,823 million and $2,601 million, respectively, which are included in policyholders' account balances and separate account liabilities in the accompanying Consolidated Balance Sheet.

     The Company has also issued various Corporate Owned Life Insurance policies to separate Voluntary Employees' Beneficiary Association (VEBA) trusts formed for the benefit of New York Life's retired employees and agents. These policies were issued on the same basis as policies sold to unrelated customers. As of December 31, 2010 and 2009, policyholders' account balances and separate account liabilities related to these policies aggregated $285 million and $270 million, respectively.

     The Company has an agreement with NYLINK Insurance Agency Incorporated ("NYLINK"), an indirect wholly owned subsidiary of New York Life, granting NYLINK the right to solicit applications for the Company's products through NYLINK's subagents. For the years ended December 31, 2010 and 2009, the Company recorded

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)


commission and fee expense to NYLINK agents of $4 million. For the year ended December 31, 2008 the Company recorded commission and fee expense to NYLINK agents of $3 million.

     Effective December 31, 2004, the Company entered into a reinsurance agreement with New York Life (see Note 10 -- Reinsurance for more details).

     Effective July 1, 2002, the Company transferred its Taiwan branch insurance book of business to NYLT, which is accounted for as a long-duration coinsurance transaction (see Note 10 -- Reinsurance for more details).

NOTE 15 --  FAIR VALUE MEASUREMENTS

     Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance around fair value establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three levels. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement.

     The levels of the fair value hierarchy are based on the inputs to the valuation as follows:

LEVEL 1 Fair value is based on unadjusted quoted prices for identical assets or liabilities in an active market. Active markets are defined as a market in which many transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
LEVEL 2 Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities; quoted prices in markets that are not active, or other model driven inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities and other market observable inputs.
         Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities or through the use of valuation methodologies using observable market inputs.
LEVEL 3 Instruments whose values are based on prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. These inputs reflect management's own assumptions in pricing the asset or liability. Pricing may also be based upon broker quotes that do not represent an offer to transact.
         Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models and other similar techniques. Non-binding broker quotes, which are utilized when pricing service information is not available, are reviewed for reasonableness based on the Company's understanding of the market and are generally considered Level 3. To the extent the internally developed valuations use significant unobservable inputs; they are classified as Level 3.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following tables represent the balances of assets and liabilities measured at fair value on a recurring basis as of December 31, 2010 and 2009 (in millions):

                                                                      2010
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $               $ 2,940        $    6      $ 2,946
  U.S. agencies, state and municipal......            --           1,222            10        1,232
  Foreign governments.....................            --             817            11          828
  U.S. corporate..........................            --          25,710           134       25,844
  Foreign corporate.......................            --           7,190            82        7,272
  Residential mortgage-backed securities..            --          16,282         1,100       17,382
  Commercial mortgage-backed securities...            --           5,150             3        5,153
  Asset-backed securities.................            --           3,147           564        3,711
  Redeemable preferred stock..............            --               6            --            6
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          62,464         1,910       64,374
                                                 -------         -------        ------      -------
Fixed maturities -- Trading
  Foreign governments.....................            --               1            --            1
  Asset-backed securities.................            --              76            19           95
                                                 -------         -------        ------      -------
Total fixed maturities -- Trading.........            --              77            19           96
                                                 -------         -------        ------      -------
Equity securities:
  Common stock............................            15              --             6           21
  Non-redeemable preferred stock..........            --               2             3            5
                                                 -------         -------        ------      -------
Total equity securities...................            15               2             9           26
                                                 -------         -------        ------      -------
Derivative assets (including embedded)....            --             211            --          211
Securities purchased under agreements to
  resell..................................            --             146            --          146
Cash and cash equivalents.................             9             730            --          739
Amounts recoverable from reinsurers.......            --              --            48           48
Separate account assets(1)................        18,336             309           114       18,759
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $18,360         $63,939        $2,100      $84,399
                                                 =======         =======        ======      =======
Policyholders' account balances(2)........            --              --           222          222
Derivative liabilities....................            --              32             1           33
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
VALUE ON A RECURRING BASIS................       $    --         $    32        $  223      $   255
                                                 =======         =======        ======      =======



--------

(1) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(2) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                      2009
                                            -------------------------------------------------------
                                              QUOTED PRICES
                                                IN ACTIVE      SIGNIFICANT    SIGNIFICANT
                                               MARKETS FOR      OBSERVABLE   UNOBSERVABLE
                                            IDENTICAL ASSETS      INPUTS        INPUTS
                                                (LEVEL 1)       (LEVEL 2)      (LEVEL 3)     TOTAL
                                            ----------------   -----------   ------------   -------
Fixed maturities -- Available-for-sale:
  U. S. treasury agency and government
     guaranteed...........................       $    --         $ 2,991        $    8      $ 2,999
  U.S. agencies, state and municipal......            --             725            --          725
  Foreign governments.....................            --             757            25          782
  U.S. corporate..........................            --          23,207           142       23,349
  Foreign corporate.......................            --           5,993           328        6,321
  Residential mortgage-backed securities..            --          14,483           775       15,258
  Commercial mortgage-backed securities...            --           4,879            26        4,905
  Asset-backed securities.................            --           2,389           510        2,899
  Redeemable preferred stock..............            --              10            --           10
                                                 -------         -------        ------      -------
Total fixed maturities -- Available-for-
  sale....................................            --          55,434         1,814       57,248
                                                 -------         -------        ------      -------
Fixed maturities -- Trading...............            --              21            22           43
Equity securities:
  Common stock............................            40              --             4           44
  Non-redeemable preferred stock..........            --               3            --            3
                                                 -------         -------        ------      -------
Total equity securities...................            40               3             4           47
                                                 -------         -------        ------      -------
Derivative assets (including
  embedded)(1)............................            --             229             1          230
Securities purchased under agreements to
  resell..................................            --             172            --          172
Investment, at fair value, of consolidated
  investment company......................            --             137            --          137
Cash and cash equivalents.................             9             427            --          436
Amounts recoverable from reinsurers.......            --              --             5            5
Separate account assets(2)................        15,819             221            49       16,089
                                                 -------         -------        ------      -------
TOTAL ASSETS ACCOUNTED FOR AT FAIR VALUE
  ON A RECURRING BASIS....................       $15,868         $56,644        $1,895      $74,407
                                                 =======         =======        ======      =======
Policyholders' account balances(3)........            --              --           235          235
Derivative liabilities....................            --              24            --           24
                                                 -------         -------        ------      -------
TOTAL LIABILITIES ACCOUNTED FOR AT FAIR
  VALUE ON A RECURRING BASIS..............       $    --         $    24        $  235      $   259
                                                 =======         =======        ======      =======



--------

(1)  Includes less than $1 million derivative investment income due and accrued.

(2) Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

(3) Policyholders' account balances represent embedded derivatives bifurcated from host contracts.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

TRANSFERS BETWEEN LEVELS

     Transfers between levels may occur due to changes in valuation sources, or changes in the availability of market observable inputs, which generally are caused by changes in market conditions such as liquidity, trading volume or bid-ask spreads. The Company's policy is to assume the transfer occurs at the beginning of the period.

  TRANSFERS BETWEEN LEVELS 1 AND 2

     Periodically the Company has transfers between Level 1 and Level 2 for assets and liabilities.

     During the twelve months ended December 31, 2010, transfers between Levels 1 and 2 were not significant.

  TRANSFERS INTO AND OUT OF LEVEL 3

     The Company's basis for transferring assets and liabilities into and/or out of Level 3 is based on the changes in the observability of data.

     Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

     During the year ended December 31, 2010, the Company transferred $270 million of securities into Level 3 consisting of fixed maturity available-for-sale securities and separate accounts assets. The transfers into Level 3 related to fixed maturity available-for-sale securities were primarily due to unobservable inputs utilized within valuation methodologies and the use of broker quotes (that could not be validated) when previously, information from third-party pricing services (that could be validated) was utilized. For the separate account assets, transfers into Level 3 are related to limited partnership investments that are restricted with respect to transfers or withdrawals.

     Transfers out of Level 3 of $630 million during the year ended December 31, 2010 was primarily due to significant increase in market activity, or one or more significant input(s) becoming observable for fixed maturity available-for-sale and trading securities.

     Net transfers into (out of) Level 3 for fixed maturity available-for-sale securities totaled ($909) million during the year ended December 31, 2009. For the year ended December 31, 2009, transfers out of Level 3 were primarily the result of observable inputs utilized within valuation methodologies and observable information from third party pricing services or internal models in place of previous broker quotes. Partially offsetting these transfers out of Level 3 were transfers into Level 3 due to the use of unobservable inputs in valuation methodologies as well as the utilization of broker quotes for certain assets.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below present a reconciliation of all Level 3 assets and liabilities for the years ended December 31, 2010 and 2009 (in millions):

                                                                    2010
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 8           $--          $ 25         $142       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains
          (losses)..................        --            --            --           (2)        (13)
       Net investment income(1).....        --            --            --           --          --
       Net revenue from
          reinsurance...............        --            --            --           --          --
       Interest credited to
          policyholders' account
          balances..................        --            --            --           --          --
     Other comprehensive income.....         1            --            --            5          (2)
  Purchases, sales, issuances and
     settlements....................        (3)           10            11           15         (75)
  Transfers into Level 3(2).........        --            --            --           25          69
  Transfers (out of) Level 3(2).....        --            --           (25)         (51)       (225)
                                           ---           ---          ----         ----       -----
FAIR VALUE, END OF YEAR.............       $ 6           $10          $ 11         $134       $  82
                                           ===           ===          ====         ====       =====




                                      RESIDENTIAL   COMMERCIAL                   TOTA FIXED      ASSET-
                                       MORTGAGE-     MORTGAGE-                  MATURITIES-      BACKED
                                         BACKED       BACKED     ASSET-BACKED    AVAILABLE-   SECURITIES-
                                       SECURITIES   SECURITIES    SECURITIES      FOR-SALE      TRADING
                                      -----------   ----------   ------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......    $   775        $ 26          $ 510         $1,814         $22
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
     Net investment gains (losses)..         --          --             (6)           (21)         --
     Net investment income(1).......         20          --              2             22          --
     Net revenue from reinsurance...         --          --             --             --          --
     Interest credited to
       policyholders' account
       balances.....................         --          --             --             --          --
     Other comprehensive income.....         23           4             30             61          --
  Purchases, sales, issuances and
     settlements....................        331         (23)           160            426          (1)
  Transfers into Level 3(2).........        139           1              2            236          --
  Transfers (out of) Level 3(2).....       (188)         (5)          (134)          (628)         (2)
                                        -------        ----          -----         ------         ---
FAIR VALUE, END OF YEAR.............    $ 1,100        $  3          $ 564         $1,910         $19
                                        =======        ====          =====         ======         ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2010
                                        -----------------------------------------------------------
                                                    NON-                   DERIVATIVE     AMOUNTS
                                                 REDEEMABLE      TOTAL       ASSETS     RECOVERABLE
                                        COMMON    PREFERRED     EQUITY     (INCLUDING       FROM
                                         STOCK      STOCK     SECURITIES    EMBEDDED)    REINSURERS
                                        ------   ----------   ----------   ----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.........    $ 4        $--          $ 4          $ 1          $  5
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)..      2         --            2           --            --
       Net investment income(1).......     --         --           --           --            --
       Net revenue from reinsurance...     --         --           --           --            43
       Interest credited to
          policyholders' account
          balances....................     --         --                        --            --
     Other comprehensive income.......     (1)         3            2           (1)           --
  Purchases, sales, issuances and
     settlements......................      1         --            1           --            --
  Transfers into Level 3(2)...........     --         --           --           --            --
  Transfers (out of) Level 3(2).......     --         --           --           --            --
                                          ---        ---          ---          ---          ----
FAIR VALUE, END OF YEAR...............    $ 6        $ 3          $ 9          $--          $ 48
                                          ===        ===          ===          ===          ====




                                         SEPARATE            POLICYHOLDERS'
                                          ACCOUNT    TOTAL       ACCOUNT       DERIVATIVE      TOTAL
                                          ASSETS    ASSETS      BALANCES      LIABILITIES   LIABILITIES
                                         --------   ------   --------------   -----------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........    $ 49     $1,895        $ 235           $--           $235
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment gains (losses)...      --        (19)          --             1              1
       Net investment income(1)........      --         22           --            --             --
       Net revenue from reinsurance....      --         43           --            --             --
       Interest credited to
          policyholders' account
          balances.....................      --         --          (25)           --             --
     Other comprehensive income........       4         66           --            --             --
  Purchases, sales, issuances and
     settlements.......................      27        453           12            --             12
  Transfers into Level 3(2)............      34        270           --            --             --
  Transfers (out of) Level 3(2)........      --       (630)          --            --             --
                                           ----     ------        -----           ---           ----
FAIR VALUE, END OF YEAR................    $114     $2,100        $ 222           $ 1           $223
                                           ====     ======        =====           ===           ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturity securities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                    2009
                                      ---------------------------------------------------------------
                                      U.S. TREASURY      U.S.
                                        AGENCY AND    AGENCIES,
                                        GOVERNMENT    STATE AND     FOREIGN        U.S.      FOREIGN
                                        GUARANTEED    MUNICIPAL   GOVERNMENTS   CORPORATE   CORPORATE
                                      -------------   ---------   -----------   ---------   ---------
CHANGES IN FAIR VALUE OF LEVEL 3
  ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR.......       $ 5           $ 3          $ 9         $ 300       $ 328
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses)
          gains.....................        --            --           --           (11)        (12)
       Net investment income(1).....        --            --           --            --          --
       Net revenue from
          reinsurance...............        --            --           --            --          --
       Interest credited to
          policyholders' account
          balances..................        --            --           --            --          --
     Other comprehensive income.....        (1)           --           --            40          47
  Purchases, sales, issuances and
     settlements....................         9            --           25           (39)        118
  Transfers into (out of) Level
     3(2)...........................        (5)           (3)          (9)         (148)       (153)
                                           ---           ---          ---         -----       -----
FAIR VALUE, END OF YEAR.............       $ 8           $--          $25         $ 142       $ 328
                                           ===           ===          ===         =====       =====




                                         RESIDENTIAL   COMMERCIAL                   FIXED
                                          MORTGAGE-     MORTGAGE-     ASSET-      MATURITY
                                            BACKED       BACKED       BACKED       TRADING    COMMON
                                          SECURITIES   SECURITIES   SECURITIES   SECURITIES    STOCK
                                         -----------   ----------   ----------   ----------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS
  AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..........     $ 609          $13         $ 503         $36        $ 1
  Total gains (losses)
     (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...         1            1             2          (3)        --
       Net investment income(1)........        --           --             1           3         --
       Net revenue from reinsurance....        --           --            --          --         --
       Interest credited to
          policyholders' account
          balances.....................        --           --            --          --         --
     Other comprehensive income........         1           --            (6)         --          2
  Purchases, sales, issuances and
     settlements.......................       578            3           188          (7)         2
  Transfers into (out of) Level 3(2)...      (414)           9          (178)         (7)        (1)
                                            -----          ---         -----         ---        ---
FAIR VALUE, END OF YEAR................     $ 775          $26         $ 510         $22        $ 4
                                            =====          ===         =====         ===        ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                 --------------------------------------------
                                                                AMOUNTS
                                                              RECOVERABLE   SEPARATE
                                                 DERIVATIVE       FROM       ACCOUNT    TOTAL
                                                   ASSETS      REINSURERS    ASSETS    ASSETS
                                                 ----------   -----------   --------   ------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND
  LIABILITIES
FAIR VALUE, BEGINNING OF YEAR..................      $ 4          $ 9         $ 151    $1,971
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains...........       --           --            (2)      (24)
       Net investment income(1)................       --           --            --         4
       Net revenue from reinsurance............       --           (4)           --        (4)
       Interest credited to policyholders'
          account balances.....................       --           --            --        --
     Other comprehensive income................       (3)          --            --        80
  Purchases, sales, issuances and settlements..       --           --          (100)      777
  Transfers into (out of) Level 3(2)...........       --           --            --      (909)
                                                     ---          ---         -----    ------
FAIR VALUE, END OF YEAR........................      $ 1          $ 5         $  49    $1,895
                                                     ===          ===         =====    ======




                                                              POLICYHOLDERS'
                                                                  ACCOUNT         TOTAL
                                                                 BALANCES      LIABILITIES
                                                              --------------   -----------
CHANGES IN FAIR VALUE OF LEVEL 3 ASSETS AND LIABILITIES
FAIR VALUE, BEGINNING OF YEAR...............................       $316            $316
  Total gains (losses) (realized/unrealized):
  Included in earnings
       Net investment (losses) gains........................         --              --
       Net investment income(1).............................         --              --
       Net revenue from reinsurance.........................         --              --
       Interest credited to policyholders' account
          balances..........................................        (90)            (90)
     Other comprehensive income.............................         --              --
  Purchases, sales, issuances and settlements...............          9               9
  Transfers into (out of) Level 3(2)........................         --              --
                                                                   ----            ----
FAIR VALUE, END OF YEAR.....................................       $235            $235
                                                                   ====            ====



--------

(1) Net investment income (loss) includes amortization of discount and premium on fixed maturities.

(2) Transfers into (out of) Level 3 are reported at the value as of beginning of the year in which the transfer occurred.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The tables below include the unrealized gains or losses for the years ended December 31, 2010 and 2009 by category for Level 3 assets and liabilities still held at December 31, 2010 and 2009 (in millions):

                                                                     2010
                                      -----------------------------------------------------------------
                                      U.S. TREASURY,                           RESIDENTIAL   COMMERCIAL
                                        AGENCY AND                              MORTGAGE-     MORTGAGE-
                                        GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                        GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                      --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING
  TO LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)..................        $--           $--         $(20)        $ 1           $--
       Net investment income........         --            --           --          18            --
       Net revenue from
          reinsurance...............         --            --           --          --            --
       Interest credited to
          policyholders' account
          balances..................         --            --           --          --            --
     Other comprehensive
       gains/(losses)...............          1             4            5          22            (1)
                                            ---           ---         ----         ---           ---
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)..........................        $ 1           $ 4         $(15)        $41           $(1)
                                            ===           ===         ====         ===           ===




                                                                         NON-        AMOUNTS
                                                  ASSET-              REDEEMABLE   RECOVERABLE
                                                  BACKED     COMMON    PREFERRED       FROM
                                                SECURITIES    STOCK      STOCK      REINSURERS
                                                ----------   ------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........      $(6)       $ 2        $--          $--
       Net investment income..................        1         --         --           --
       Net revenue from reinsurance...........       --         --         --           43
       Interest credited to policyholders'
       account balances.......................       --         --         --           --
     Other comprehensive gains/(losses).......       24         --          3           --
                                                    ---        ---        ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....      $19        $ 2        $ 3          $43
                                                    ===        ===        ===          ===


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                         2010
                                                  -------------------------------------------------
                                                   SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT     TOTAL       ACCOUNT         TOTAL
                                                  ASSETS(1)   ASSETS      BALANCES      LIABILITIES
                                                  ---------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $--       $(23)        $ --            $ --
       Net investment income....................      --         19           --              --
       Net revenue from reinsurance.............      --         43           --              --
       Interest credited to policyholders'
          account balances......................      --         --          (16)            (16)
     Other comprehensive gains/(losses).........       4         62           --              --
                                                     ---       ----         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $ 4       $101         $(16)           $(16)
                                                     ===       ====         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

                                                                      2009
                                       -----------------------------------------------------------------
                                       U.S. TREASURY,                           RESIDENTIAL
                                         AGENCY AND                              MORTGAGE-      ASSET-
                                         GOVERNMENT        U.S.      FOREIGN       BACKED       BACKED
                                         GUARANTEED     CORPORATE   CORPORATE    SECURITIES   SECURITIES
                                       --------------   ---------   ---------   -----------   ----------
UNREALIZED GAINS (LOSSES) RELATING TO
  LEVEL 3 ASSETS STILL HELD
EARNINGS :
  Total gains (losses)
     (realized/unrealized)
  Included in earnings:
       Net investment gains
          (losses)...................        $--           $--         $--          $--          $ --
       Net investment income.........         --            --          --           --             1
       Net revenue from reinsurance..         --            --          --           --            --
       Interest credited to
          policyholders' account
          balances...................         --            --          --           --            --
     Other comprehensive
       gains/(losses)................         (1)           19          47            1           (18)
                                             ---           ---         ---          ---          ----
TOTAL CHANGE IN UNREALIZED GAINS
  (LOSSES)...........................        $(1)          $19         $47          $ 1          $(17)
                                             ===           ===         ===          ===          ====


                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

                                                                     2009
                                                ----------------------------------------------
                                                                         FIXED       AMOUNTS
                                                                       MATURITY    RECOVERABLE
                                                COMMON   DERIVATIVE     TRADING        FROM
                                                 STOCK     ASSETS     SECURITIES    REINSURERS
                                                ------   ----------   ----------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)..........    $--        $--          $(4)         $--
       Net investment income..................     --         --            6           --
       Net revenue from reinsurance...........     --         --           --           (4)
       Interest credited to policyholders'
       account balances.......................     --         --           --           --
     Other comprehensive gains/(losses).......      2         (3)          --           --
                                                  ---        ---          ---          ---
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).....    $ 2        $(3)         $ 2          $(4)
                                                  ===        ===          ===          ===




                                                  SEPARATE            POLICYHOLDERS'
                                                   ACCOUNT    TOTAL       ACCOUNT         TOTAL
                                                   ASSETS    ASSETS      BALANCES      LIABILITIES
                                                  --------   ------   --------------   -----------
UNREALIZED GAINS (LOSSES) RELATING TO LEVEL 3
  ASSETS STILL HELD
EARNINGS :
  Total gains (losses) (realized/unrealized)
  Included in earnings:
       Net investment gains (losses)............     $41       $37         $ --            $ --
       Net investment income....................      --         7           --              --
       Net revenue from reinsurance.............      --        (4)          --              --
       Interest credited to policyholders'
          account balances......................      --        --          (79)            (79)
     Other comprehensive gains/(losses).........      --        47           --              --
                                                     ---       ---         ----            ----
TOTAL CHANGE IN UNREALIZED GAINS (LOSSES).......     $41       $87         $(79)           $(79)
                                                     ===       ===         ====            ====



--------

(1) The net investment gains (losses) included for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company. Separate account liabilities are not included above, as they are reported at contract value in the accompanying Consolidated Balance Sheet in accordance with the Company's policy (see Note 2 -- Significant Accounting Policies).

  DETERMINATION OF FAIR VALUES

     The Company has an established and well-documented process for determining fair value. Security pricing is applied using a hierarchy approach whereby publicly available prices are first sought from third-party pricing services, the remaining un-priced securities are submitted to independent brokers for prices and lastly securities are priced using an internal pricing model. The Company performs various analyses to ascertain that the prices represent fair value. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For Level 1 investments, valuations are generally based on observable inputs that reflect quoted prices for identical assets in active markets.

     The fair value for Level 2 and Level 3 valuations are generally based on a combination of the market and income approach. The market approach generally utilizes market transaction data for the same or similar instruments, while the income approach involves determining fair values from discounted cash flow methodologies.

     The following represents a summary of significant valuation techniques for assets and liabilities used to determine fair value, as well as the general classification of such instruments pursuant to the valuation hierarchy.

LEVEL 1 MEASUREMENTS

  EQUITY SECURITIES

     These securities are comprised of certain exchange traded U.S. and foreign common stock. Valuation of these securities is based on unadjusted quoted prices in active markets that are readily and regularly available.

  SEPARATE ACCOUNT ASSETS

     These assets are comprised of actively traded open-ended mutual funds with a daily NAV and equity securities. The NAV can be observed by redemption and subscription transactions between third-parties, or may be obtained from fund managers. Equity securities are generally traded on an exchange.

LEVEL 2 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The fair value of fixed maturity securities is obtained from third-party pricing services and internal pricing models. Vendors generally use a discounted cash-flow model or a market approach. Typical inputs used by these pricing sources include, but are not limited to: benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds, which the Company has determined are observable prices.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. Where the vendor updates the price to be consistent with the market observations, the security remains a Level 2.

     Private placement securities are primarily priced by internally developed discounted cash flow models. These models use observable inputs with a discount rate based off spreads of comparable public bond issues, adjusted for liquidity, rating and maturity. The Company assigns a credit rating for the private placement based upon internal analysis. The liquidity premium is based upon observable transactions, while the maturity and rating adjustments are based upon data obtained from Bloomberg.

     While the Company generally considers the public bond spreads, which are based on vendor prices, to be observable inputs, an evaluation is made of the similarities of private placements with the public bonds to determine whether the spreads utilized would be considered observable inputs for the private placement being valued. Examples of procedures performed include, but are not limited to, initial and on-going review of third-party pricing services' methodologies, review of pricing statistics and trends, back testing recent trades and monitoring of trading volumes, new issuance activity and other market activities.

     For certain private placements, which are below investment grade and not part of the Bloomberg data, the adjustments for maturity rating and liquidity are calculated by the analyst. If the impact of the liquidity adjustment is not significant to the overall value of the security, it is classified as Level 2.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     For certain short-term investments, amortized cost is used as the best estimate of fair value.

  EQUITY SECURITIES

     These securities are valued using the market approach in which market quotes are available but are not considered actively traded. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

  SECURITIES PURCHASED UNDER AGREEMENTS TO RESELL

     Due to the short-term nature (generally one month) of this investment, the asset's carrying value approximates fair value.

  DERIVATIVE ASSETS AND LIABILITIES

     The fair value of these derivative instruments is generally derived through valuation models, which utilize observable market data. The market factors which have the most significant impact on the fair value of these instruments are U.S. swap rates and the exchange value of the U.S. dollar.

     Over-the-counter ("OTC") derivatives are privately negotiated financial contracts. OTC derivatives are valued using models based on actively quoted or observable market input values from external market data providers, third-party pricing vendors and/or recent trading activity. The selection of a particular model depends upon the contractual terms of, and specific risks inherent in the instrument, as well as the availability of pricing information in the market. The Company generally uses similar models to value similar instruments. Valuation model inputs include contractual terms, market prices, yield curves, credit curves, and for options such as caps, floors and swaptions, measures of volatility. For OTC derivatives that trade in liquid markets, such as currency forwards, swaps and options, model inputs are observable in the market for substantially the full term and can be verified.

     Valuations of OTC derivatives are adjusted for non-performance risk. The Company uses default estimates implied by CDS spreads on senior obligations of the counterparty in order to provide an objective basis for such estimates. When in a liability position, the Company uses its own medium term note spread to estimate the default rate. The non-performance risk adjustment is applied only to the uncollateralized portion of the OTC derivative assets and liabilities. OTC derivative contracts are executed under master netting arrangements with counterparties with a CSA, which is a bilateral ratings-sensitive agreement that requires collateral postings at established credit threshold levels. These agreements protect the interests of the Company and its counterparties should either party suffer a credit-rating deterioration. The vast majority of the Company's derivative agreements are with highly rated major international financial institutions.

  CASH EQUIVALENTS

     These include treasury bills, commercial paper and other highly liquid instruments. These instruments are generally not traded in active markets, however their fair value is based on observable inputs. The prices are either from a pricing vendor or amortized cost is used as the best estimate of fair value.

  SEPARATE ACCOUNT ASSETS

     These are investments primarily related to investments in privately placed corporate bonds, mortgage-backed securities, commercial mortgages and equities, as well as publicly traded investment grade corporate bonds, high-yield bonds and treasury bonds. These separate account assets are valued and assigned within the fair value hierarchy, consistent with the methodologies described herein for similar financial instruments held within the general account of the Company.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

LEVEL 3 MEASUREMENTS

  FIXED MATURITY AVAILABLE-FOR-SALE AND TRADING SECURITIES

     The valuation techniques for most Level 3 fixed maturity securities are generally the same as those described in Level 2, however, if the investments are less liquid or are lightly traded, there is generally less observable market data, and therefore these investments will be classified as Level 3. Circumstances where observable market data is not available may include events such as market illiquidity and credit events related to the security. In addition, certain securities are priced based upon internal valuations using significant unobservable inputs.

     If the price received from third-party pricing services does not appear to reflect market activity, the Company may challenge the price. For securities which go through this formal price challenge process, if the vendor does not update the price, a non-binding broker quote, another vendor price or current methodology is used to support the fair value instead. The Company also uses non-binding broker quotes to fair value certain bonds, when the Company is unable to obtain prices from third-party vendors.

     Private placement securities where adjustments for liquidity are considered significant to the overall price are classified as Level 3.

  EQUITY SECURITIES

     These securities include equity investments with privately held entities, including a government organization, where the prices are derived from internal valuations or the Company's private placement models since the securities are not actively traded in an active market.

  SEPARATE ACCOUNT ASSETS

     Separate account assets are primarily related to limited partnership investments that are restricted with respect to transfer or withdrawals. The limited partnerships are valued based on the latest NAV received if applicable, or an estimate of fair value provided by the investment manager.

  POLICYHOLDERS' ACCOUNT BALANCES

     Policyholders' account balances consist of embedded derivatives bifurcated from host contracts. Included are the embedded derivatives for GMAB contracts.

     The fair values of GMAB liabilities are calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature. The expected cash flows are discounted using the swap rate plus a spread based upon the Company's medium term notes. The spread reflects the market's perception of the Company's non-performance risk. Since there is no observable active market for the transfer of these obligations, the valuations are calculated using internally developed models. Significant inputs to these models include capital market assumptions, such as interest rate, equity market and implied volatility assumptions, as well as various policyholder behavior assumptions that are actuarially determined, including lapse rates, benefit utilization rates, mortality rates and withdrawal rates. These assumptions are reviewed at least annually, and updated based upon historical experience. Since many of the assumptions utilized are unobservable and are considered to be significant inputs to the liability valuation, the liability included in policyholders' account balances has been reflected within Level 3 in the fair value hierarchy.

NON-RECURRING FAIR VALUE MEASUREMENTS

     Assets and liabilities measured at fair value on a non-recurring basis include mortgage loans, which are described in detail below.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     The following table represents certain assets measured at estimated fair value during the period and still held as of December 31, 2010 (in millions):

                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2010
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(39)    $(39)



                                                      FAIR VALUE MEASUREMENT AS OF
                                                           DECEMBER 31, 2009
                                                  -----------------------------------
                                                  LEVEL 1   LEVEL 2   LEVEL 3   TOTAL
                                                  -------   -------   -------   -----
Mortgage loans..................................    $--       $--       $(40)    $(40)


     The impaired mortgage loans presented above were written down to their estimated fair values at the date the impairments were recognized. Estimated fair values for impaired loans are based on observable market prices or, if the loans are in foreclosure or are otherwise determined to be collateral dependent on the estimated fair value of the underlying collateral or the present value of the expected future cash flows. Impairments to estimated fair value represent non-recurring fair value measurements that have been categorized as Level 3 due to the lack of price transparency inherent in the limited markets for such mortgage loans.

  FAIR VALUE OF OTHER FINANCIAL INSTRUMENTS

     Authoritative guidance related to financial instruments requires disclosure of fair value information of financial instruments whether or not fair value is recognized in the Consolidated Balance Sheet, for which it is practicable to estimate fair value.

     The carrying value and estimated fair value of instruments not otherwise disclosed in Notes 4, 11 and 13 of Notes to the Consolidated Financial Statements at December 31, 2010 and 2009 are presented below (in millions):

                                                        2010                        2009
                                             -------------------------   -------------------------
                                             CARRYING   ESTIMATED FAIR   CARRYING   ESTIMATED FAIR
                                               VALUE         VALUE         VALUE         VALUE
                                             --------   --------------   --------   --------------
ASSETS
Mortgage loans.............................   $ 5,805       $ 6,143       $ 5,779       $ 5,688
Collateralized third-party loans...........   $   273       $   290       $   351       $   384
LIABILITIES
Policyholders' account
  balances -- Investment contracts.........   $34,703       $35,005       $32,042       $32,469
Debt.......................................   $    20       $    20       $    70       $    70
Collateral received on securities lending
  and repurchase agreements................   $   461       $   461       $   461       $   461
                                              -------       -------       -------       -------



  MORTGAGE LOANS

     Fair value is determined by discounting the projected cash flow for each loan to determine the current net present value. The discount rate used approximates the current rate for new mortgages with comparable characteristics and similar remaining maturities.

  COLLATERALIZED THIRD-PARTY LOANS

     The estimated fair value for the loan portfolio is based on prevailing interest rate spreads in the market. Fair value was calculated by discounting future cash flows using prevailing interest rates on similar loans.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

  POLICYHOLDERS' ACCOUNT BALANCES -- INVESTMENT CONTRACTS

     This includes supplementary contracts without life contingencies and other deposit type contracts where account value approximates fair value. For fixed deferred annuities, fair value is based upon a stochastic valuation using risk neutral assumptions for financial variables and Company specific assumptions for lapses, mortality and expenses. The cash flows were discounted using the yield on the Company's medium term notes. For funding agreements backing medium term notes, fair values were based on available market prices for the notes. For annuity certain liabilities, fair values are estimated using discounted cash flow calculations based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.

  DEBT

     The carrying amount of the Company's non-recourse debt and other debt approximates fair value.

  COLLATERAL RECEIVED ON SECURITIES LENDING AND REPURCHASE AGREEMENTS

     The carrying value of the liability approximates fair value since these borrowings are generally short-term in nature.

NOTE 16 --  SUPPLEMENTAL CASH FLOW INFORMATION

     Income taxes (paid) received were ($356) million, $63 million and ($14) million during 2010, 2009 and 2008, respectively.

     Total interest paid was $14 million, $13 million and $15 million during 2010, 2009 and 2008, respectively.

  NON-CASH TRANSACTIONS

     There was a non-cash capital contribution transaction of $123 million in fixed maturities for the year ended December 31, 2009. There was a non-cash capital contribution transaction of $1,207 million for the year ended December 31, 2008. The capital contributed consisted of $902 million in equity securities, $301 million in fixed maturity securities and $4 million in other assets.

     Other non-cash investing transactions were $134 million for the year ended December 31, 2010, primarily related to transfers between other invested assets, fixed maturity securities and mortgage loans. Other non-cash investing transactions were $6 million for the year ended December 31, 2009 which was related to transfers between mortgage loans and real estate. There were no other non-cash investing transactions for the year ended December 31, 2008.

NOTE 17 --  STATUTORY FINANCIAL INFORMATION

     The NAIC Accounting Practices and Procedures Manual ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the state of Delaware. Prescribed statutory accounting practices include state laws and regulations. Permitted statutory accounting practices encompass accounting practices that are not prescribed; such practices differ from state to state, may differ from company to company within a state, and may change in the future. The state of Delaware has adopted all prescribed accounting practices found in NAIC SAP. The Company has one permitted practice related to certain separate account assets that are valued at book value instead of market value.

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION
         (A WHOLLY OWNED SUBSIDIARY OF NEW YORK LIFE INSURANCE COMPANY)

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)

     A reconciliation of the Company's statutory surplus at December 31, 2010 and 2009 between NAIC SAP and practices prescribed or permitted by the Department is shown below (in millions):

                                                             2010     2009
                                                            ------   ------
Statutory Surplus, Delaware Basis.........................  $5,424   $4,998
State prescribed or permitted practices:
Presenting Universal Life and Variable Universal Life
  Separate Accounts at book value.........................     124       21
                                                            ------   ------
Statutory Surplus, NAIC SAP...............................  $5,548   $5,019
                                                            ======   ======



     Statutory net income (loss) for the years ended December 31, 2010, 2009 and 2008 was $562 million, $225 million and ($387) million, respectively.

     The Company is restricted as to the amounts it may pay as dividends to New York Life. Under Delaware Insurance Law, dividends on capital stock can be distributed only out of earned surplus. Furthermore, without prior approval of the Delaware Insurance Commissioner, dividends cannot be declared or distributed which exceed the greater of ten percent of the Company's surplus or one hundred percent of net gain from operations. The Company did not pay or declare a dividend to its sole shareholder, New York Life at December 31, 2010 or 2009. As of December 31, 2010, the amount of available and accumulated funds derived from earned surplus from which the Company can pay dividends is $1,618 million. The maximum amount of dividends that may be paid in 2011 without prior approval is $540 million.

NOTE 18 --  SUBSEQUENT EVENTS

     As of March 16, 2011, the date the financial statements were available to be issued, there have been no events occurring subsequent to the close of the Company's books or accounts for the accompanying consolidated financial statements that would have a material effect on the financial condition of the Company.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of New York Life Insurance and Annuity Corporation:

     In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of income, of stockholder's equity and of cash flow present fairly, in all material respects, the financial position of New York Life Insurance and Annuity Corporation and its subsidiaries (the "Company") at December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2010 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     As disclosed in Note 14 to the consolidated financial statements, the Company has significant transactions with New York Life Insurance Company and its affiliates. Because of these relationships, it is possible that the terms of the transactions are not the same as those that would result from transactions among wholly unrelated parties.

     As described in Note 3 to the consolidated financial statements, the Company changed its method of accounting for other-than-temporary impairments of fixed maturity investments in 2009.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

New York, New York

March 16, 2011

                                     PART II

                           UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

The Officers and Directors of NYLIAC are indemnified pursuant to Section 141(f) of the General Corporation Law of the State of Delaware and under Section 8.01 of the By-Laws of New York Life Insurance and Annuity Corporation, as adopted on November 3, 1980 and amended on April 6, 1988 and on May 13, 1997.

Section 8.01 of the NYLIAC By-Laws provide for indemnification as follows:

8.01 - LIMITATION OF LIABILITY: INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

(a) LIMITATION OF LIABILITY FOR DIRECTORS - No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty of the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of the State of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of the State of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of the State of Delaware, as so amended.

(b) INDEMNIFICATION AND ADVANCEMENT OF EXPENSES OF DIRECTORS AND OFFICERS - Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against judgments, fines, amounts paid in settlement and reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.

Except to the extent expressly prohibited by the General Corporation Law of the State of Delaware, the Corporation shall indemnify any director or officer who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against reasonable expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; provided, that, no indemnification shall be made in respect of any action, suit or proceeding as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action, suit or proceeding was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The Corporation shall advance to or promptly reimburse upon request reasonable expenses (including attorneys' fees) incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 8.01; provided, however, that such director or officer shall cooperate in good faith with any request by the Corporation that common counsel be utilized by the parties to an action or proceeding who are similarly situated unless to do so would be inappropriate due to actual or potential differing interests between or among such parties.

The indemnification of any person provided by this Section 8.01 shall continue after such person has ceased to be a director or officer of the Corporation and shall inure to the benefit of such person's heirs, executors, administrators or legal representative.

The Corporation is authorized to enter into agreements with any of its directors, officers or employees extending rights to indemnification and advancement of expenses to any such person to the fullest extent permitted by applicable law, but the failure to enter into any such agreement shall not affect or limit the rights of any such person pursuant to this Section 8.01.

In case any provision in this Section 8.01 shall be determined at any time to be unenforceable in any respect, the other provisions hereof shall not in any way be affected or impaired thereby, and the affected provision shall be given the fullest possible enforcement in the circumstances, it being the intention of the Corporation to afford indemnification and advancement of expenses to its directors and officers, acting in such capacities or in the other capacities mentioned herein, to the fullest extent permitted by law.

(c) DETERMINATION OF INDEMNIFICATION

     (i) DIRECTORS AND OFFICERS - Subject to the General Corporation Law of the State of Delaware, any indemnification of directors and officers shall be made by either (A) the Corporation's Board of Directors or (B) the Corporation's shareholders, upon a determination that such indemnification is proper in the circumstances.

     (ii) EMPLOYEES AND AGENTS - Subject to the General Corporation of the State of Delaware, the Corporation may indemnify persons who are or were employees (other than officers of the Corporation), agents, or independent contractors of the Corporation upon the advice of the Corporation's legal counsel and a determination by (A) the Corporation's Board of Directors or
     (B) the Corporation's shareholders, that such indemnification is proper in the circumstances.

      REPRESENTATION AS TO THE REASONABLENESS OF AGGREGATE FEES AND CHARGES

         New York Life Insurance and Annuity Corporation ("NYLIAC"), the sponsoring insurance company of the NYLIAC Variable Universal Life Separate Account-I, hereby represents that the fees and charges deducted under the Flexible Premium Variable Universal Life Insurance Policies are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by NYLIAC.


                       CONTENTS OF REGISTRATION STATEMENT

     This Registration Statement comprises the following papers and documents:

     The facing sheet.

     The prospectus consisting of 64 pages.

     The undertaking to file reports.

     The undertaking pursuant to Rule 484.

     The representation as to the reasonableness of aggregate fees and charges.

     The signatures.

     Written consents of the following persons (filed herewith):

     (a) Thomas F. English, Esq.

     (b) PricewaterhouseCoopers LLP

     The following exhibits:

1. The following exhibits correspond to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

     (1) Resolution of the Board of Directors of NYLIAC establishing the Separate Account - Previously filed as Exhibit 1.(1) to Registrant's initial Registration Statement on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

     (2)          Not applicable.

     (3)(a)(1) Distribution Agreement between NYLIFE Securities Inc. and NYLIAC - Previously filed as Exhibit 1.(3)(a) to Post-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86084), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(3)(a)(1) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

     (3)(a)(2) Distribution Agreement between NYLIFE Distributors Inc. and NYLIAC - Previously filed as Exhibit (3)(a)(2) to Registrant's Post-Effective Amendment No. 3 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), and filed 4/17/96 incorporated herein by reference.

     (3)(a)(3) Distribution and Underwriting Agreement, dated April 27, 2006, between New York Life Insurance and Annuity Corporation and NYLIFE Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (c)(3) to Post-Effective Amendment No. 16 on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 8/15/06 and incorporated herein by reference.

     (3)(b)       Not applicable.

     (3)(c)       Not applicable.

     (4)          Not applicable.

     (5) Form of Policy - Previously filed as Exhibit (5) to Registrant's initial Registration Statement, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(5) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference. Rider to the Policy - Previously filed as Exhibit 1.(5) to Registrant's Post- Effective Amendment No. 5 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/10/98 and incorporated herein by reference.

     (6)(a) Restated Certificate of Incorporation of NYLIAC - Previously filed as Exhibit (6)(a) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(a) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(1) By-Laws of NYLIAC - Previously filed as Exhibit (6)(b) to the registration statement on Form S-6 for NYLIAC MFA Separate Account-I (File No. 002-86083), re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(6)(b) to the initial registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 7/3/96 and incorporated herein by reference.

     (6)(b)(2) Amendments to By-Laws of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (6)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 333-39157), filed 4/3/98 and incorporated herein by reference.

     (7)          Not applicable.

     (8)          Not applicable.

     (9)(a) Stock Sale Agreement between NYLIAC and MainStay VP Series Fund, Inc. (formerly New York Life MFA Series Fund, Inc.) - Previously filed as Exhibit 1.(9) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed as Exhibit 1.(9)(a) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(b) Memorandum describing NYLIAC's issuance, transfer and redemption procedures for the Policies - Previously filed as Exhibit 1.(11) to Registrant's Pre-Effective Amendment No. 1 on Form S-6, re-filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(d) to Registrant's Post-Effective Amendment No. 4 on Form S-6 for NYLIAC Variable Universal Life Separate Account-I (File No. 033-64410), filed 4/25/97 and incorporated herein by reference.

     (9)(c) Participation Agreement among Acacia Capital Corporation, Calvert Asset Management Company, Inc. and NYLIAC, as amended
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(1) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(d) Participation Agreement among The Alger American Fund, Fred Alger and Company, Incorporated and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as
                  Exhibit 1.(9)(b)(2) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(e)       Participation Agreement between Janus Aspen Series and NYLIAC
                  - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(3) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(f) Participation Agreement among Morgan Stanley Universal Funds, Inc., Morgan Stanley Asset Management Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit 1.(9)(b)(4) to Pre-Effective Amendment No. 1 to the registration statement on Form S-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-07617), filed 1/2/97 and incorporated herein by reference.

     (9)(g) Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and NYLIAC, as amended, dated November 23, 2009 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(f) to Post-Effective Amendment No. 24 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/13/10 and incorporated herein by reference.


     (9)(h) Participation Agreement among T. Rowe Price Equity Series, Inc., T. Rowe Price Associates, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(h) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(i) Form of Participation Agreement among Dreyfus Investment Portfolios, The Dreyfus Corporation, Dreyfus Service Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(r) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(j) Form of Substitution Agreement among NYLIAC, MainStay Management LLC, and New York Life Investment Management LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (9)(s) to Registrant's Pre-Effective Amendment No. 1 to the registration statement on Form S-6 (File No. 333-57210), filed 6/4/01 and incorporated herein by reference.

     (9)(k) Amendment dated September 27, 2002 to Stock Sale Agreement dated June 4, 1993 between NYLIAC and MainStay VP Series
                  Fund, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8) (n) to Post-Effective Amendment No. 18 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-III (File No. 033-87382), filed 4/9/03 and incorporated herein by reference.

     (9)(l) Addendum to the Participation Agreement among Calvert Variable Series, Inc., Calvert Asset Management Company, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CRF 232.102(e) as Exhibit (i)(11) to Post-Effective Amendment No. 3 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-57210), filed 2/12/03 and incorporated herein by reference.

     (9)(m) Form of Participation Agreement among Van Eck Worldwide Insurance Trust, Van Eck Associates Corporation and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(i) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account - I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(n) Form of Participation Agreement among Royce Capital Fund, Royce & Associates, LLC and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (h)(19) to Post-Effective Amendment No. 10 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 6/25/04 and incorporated herein by reference.


     (9)(o) Participation Agreement among New York Life Insurance and Annuity Corporation, MainStay VP Series Fund, Inc., and New York Life Investment Management LLC dated 10/7/04 - Previously filed in accordance with Regulation S-T, 17 CFR 232.102 (e) as Exhibit (8)(y) to Post-Effective Amendment No. 20 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account I (File No. 033-53342), filed 4/10/06 and incorporated herein by reference.


     (9)(p) Form of Participation Agreement among MFS Variable Insurance Trust, Massachusetts Financial Services Company and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (8)(j) to Post-Effective Amendment No. 7 to the registration statement on Form N-4 for NYLIAC Variable Annuity Separate Account-I (File No. 033-53342), filed 4/16/98 and incorporated herein by reference.

     (9)(q) Form of Participation Agreement by and among AIM Variable Insurance Funds, AIM Distributors, Inc. and NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(22) to Post-Effective Amendment No. 13 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 9/15/05 and incorporated herein by reference.

     (9)(r) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, AllianceBernstein L.P. and AllianceBernstein Investments, Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(26) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

     (9)(s) Form of Participation Agreement, dated May 1, 2007, among New York Life Insurance and Annuity Corporation, DWS Variable Series I, DWS Variable Series II, and DWS Investments VIT Funds, DWS Scudder Distributors, Inc. and Deutsche Investment Management Americas Inc. - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(27) to Post-Effective Amendment No. 17 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account - I (File No. 333-48300), filed 4/18/07 and incorporated herein by reference.

     (9)(t) Form of Participation Agreement among NYLIAC, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (h)(17) to Post-Effective Amendment No. 9 to the registration statement on Form N-6 for NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I (File No. 333-48300), filed 4/14/04 and incorporated herein by reference.


     (9)(u) Powers of Attorney for Christopher O. Blunt, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit
                  (j)(1) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(v) Powers of Attorney for Frank M. Boccio, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(2) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(w) Powers of Attorney for Stephen P. Fisher, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(3) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(x) Powers of Attorney for John T. Fleurant, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(4) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(y) Powers of Attorney for Robert M. Gardner, Vice President and Controller (Principal Accounting Officer) of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(5) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(z) Powers of Attorney for Solomon Goldfinger, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(6) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(a)(a) Powers of Attorney for Michael J. Gordon, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(7) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(b)(b) Powers of Attorney for Steven D. Lash, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(8) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(c)(c) Powers of Attorney for Theodore A. Mathas, Chairman and President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(9) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(d)(d) Powers of Attorney for Mark W. Pfaff, Director and Executive Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(10) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(e)(e) Powers of Attorney for Arthur H. Seter, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(11) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(f)(f) Powers of Attorney for Michael E. Sproule, Director, Executive Vice President and Chief Financial Officer of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(12) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.




     (9)(g)(g) Powers of Attorney for Joel M. Steinberg, Director and Senior Vice President of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(13) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.



     (9)(h)(h) Powers of Attorney for Susan A. Thrope, Director of NYLIAC - Previously filed in accordance with Regulation S-T, 17 CFR 232.102(e) as Exhibit (j)(14) to Post-Effective Amendment No. 19 to the registration statement on Form N-6 for NYLIAC Variable Universal Life Separate Account - I (File No. 333-79309), filed 4/19/11 and incorporated herein by reference.


2. Opinion and Consent of Thomas F. English, Esq. - Filed herewith.

3.                Not applicable.

4.                Not applicable.

5.                Not applicable.

6.                Opinion and Consent of Actuary

                  Not applicable.

7.                Consent of PricewaterhouseCoopers LLP - Filed herewith.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant, NYLIAC Variable Universal Life Separate Account-I, certifies that it has met the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City and State of New York on the 20th day of April, 2011.


                                        NYLIAC VARIABLE UNIVERSAL LIFE
                                        SEPARATE ACCOUNT-I
                                            (Registrant)

                                        By  /s/ Michelle D. Richter
                                           -------------------------------------
                                            Michelle D. Richter
                                            Vice President

                                        NEW YORK LIFE INSURANCE AND
                                        ANNUITY CORPORATION
                                            (Depositor)

                                        By  /s/ Michelle D. Richter
                                           -------------------------------------
                                            Michelle D. Richter
                                            Vice President

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


     Christopher O. Blunt*          Director

     Frank M. Boccio*               Director

     Stephen P. Fisher*             Director

     John T. Fleurant*              Director

     Robert M. Gardner*             Vice President and Controller
                                    (Principal Accounting Officer)

     Solomon Goldfinger*            Director

     Michael J. Gordon*             Director

     Steven D. Lash*                Director

     Theodore A. Mathas*            Chairman and President (Principal Executive
                                    Officer)

     Mark W. Pfaff*                 Director

     Arthur H. Seter*               Director

     Michael E. Sproule*            Director and Chief Financial Officer

     Joel M. Steinberg*             Director

     Susan A. Thrope*               Director



By  /s/ Michelle D. Richter
   -------------------------------------
     Michelle D. Richter
     Attorney-in-Fact
     April 20, 2011


*  Pursuant to Powers of Attorney previously filed.

                                 EXHIBIT INDEX

Exhibit
Number                   Description
-------                  -----------

2.          Opinion and Consent of Thomas F. English, Esq.

7.          Consent of PricewaterhouseCoopers LLP